                                THE PILLAR FUNDS
                              MONEY MARKET FUNDS:
               Pillar U.S. Treasury Securities Money Market Fund
             Pillar U.S. Treasury Securities Plus Money Market Fund
                   Pillar Prime Obligation Money Market Fund
                 Pillar Institutional Select Money Market Fund
                      Pillar Tax-Exempt Money Market Fund
                                  BOND FUNDS:
              Pillar Intermediate-Term Government Securities Fund
                            Pillar Fixed Income Fund
                               TAX-EXEMPT FUNDS:
                  Pillar New Jersey Municipal Securities Fund
                 Pillar Pennsylvania Municipal Securities Fund
                                 BALANCED FUND:
                              Pillar Balanced Fund
                                  STOCK FUNDS:
                           Pillar Equity Income Fund
                            Pillar Equity Value Fund
                           Pillar Equity Growth Fund
                              Pillar Mid Cap Fund
                        Pillar International Equity Fund
                               101 Federal Street
                          Boston, Massachusetts 02110

                                                                    May 17, 2001

Dear Shareholder:

    On behalf of the Board of Trustees of The Pillar Funds ("Pillar"), we are pleased to invite you to a special meeting of shareholders of the Pillar funds named above (each a "Pillar Fund") to be held at 10:00 a.m. (Eastern time) on July 19, 2001 at the offices of Pillar's administrator, SEI Investments Mutual Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania (the "Special Meeting"). At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization, dated as of March 9, 2001 (the "Reorganization Agreement"), by and between Pillar and The Galaxy Fund ("Galaxy"), which contemplates the reorganization of each Pillar Fund into a corresponding fund of Galaxy (each a "Galaxy Fund"). In addition, you will be asked to approve a new investment advisory agreement for each of the Pillar Funds. Shareholders of the Pillar International Equity Fund will also be asked to approve a new investment sub-advisory agreement for the Fund.

    BACKGROUND. As you may recall, Summit Bancorp ("Summit") recently merged into FleetBoston Financial Corporation ("Fleet"). As a result of the merger, Summit Bank, the investment adviser to the Pillar Funds, became an indirect wholly-owned subsidiary of Fleet. Fleet Investment Advisors Inc. ("Fleet Advisors"), the investment adviser to each of the Galaxy Funds, is also an indirect, wholly-owned subsidiary of Fleet. Fleet has decided to consolidate its mutual fund advisory operations. In addition, the merger of Summit and Fleet caused the Pillar Funds' current investment advisory agreements with Summit Bank and, with respect to the Pillar International Equity Fund, the current investment sub-advisory agreement with Vontobel USA, Inc., to terminate automatically. To avoid any potential disruptions in advisory services provided to the Pillar Funds as a result of these automatic terminations, the Board of Trustees of Pillar approved, on behalf of each Pillar Fund, an interim investment advisory agreement with Fleet Advisors and, on behalf of the Pillar International Equity Fund, an interim sub-advisory agreement between Fleet Advisors and Oechsle International Advisors, LLC.

    The Board of Trustees of Pillar also approved an interim sub-advisory agreement with Vontobel USA, Inc. for the period immediately following the merger of Summit and Fleet until sub-advisory responsibilities could be transitioned to Oechsle International Advisors, LLC. At the instruction of the Pillar Board of Trustees, Fleet Advisors provided notice of termination effective April 2, 2001 to Vontobel to facilitate the transition to Oechsle as sub-adviser to the Pillar International Equity Fund. Fleet Advisors paid Vontobel out of its own assets for services provided by Vontobel for the period of time that Vontobel served as sub-adviser. Accordingly, shareholders are not required to take any action regarding Vontobel or its interim sub-advisory agreement.

    PILLAR'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION AGREEMENT, THE NEW INVESTMENT ADVISORY AGREEMENT AND NEW INVESTMENT SUB-ADVISORY AGREEMENT.

    In considering these matters, you should note:

THE SAME OR SIMILAR OBJECTIVES AND POLICIES

    Twelve of the Pillar Funds are proposed to be reorganized into existing Galaxy Funds, each of which has investment policies and objectives that are, in general, similar to those of its corresponding Pillar Fund. Three of the Pillar Funds are proposed to be reorganized into newly organized shell Galaxy Funds that have been specifically created for the purpose of the Reorganization. Each of these newly organized shell Galaxy Funds will continue the investment policies and objectives of the Pillar Fund being reorganized into it.

SAME VALUE OF SHARES

    The Galaxy Fund shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the Pillar Fund shares that you held immediately prior to the Reorganization. THE EXCHANGE OF PILLAR FUND SHARES FOR GALAXY FUND SHARES WILL BE TAX-FREE UNDER FEDERAL TAX LAWS, AND NO FRONT-END OR CONTINGENT DEFERRED SALES LOADS WILL BE CHARGED AS A RESULT OF THE EXCHANGE.

REASONS FOR THE REORGANIZATION

    The proposed Reorganization is expected to offer Pillar Fund shareholders, among other things:

        (i) The opportunity to become part of a larger and more diverse family of more than thirty-five mutual funds. Many Pillar Fund shareholders will be able to exchange their shares among most or all of those funds;

        (ii) The opportunity to invest in larger funds which can use their increased asset size to achieve greater portfolio diversification, engage in block trading and other investment transactions on potentially more advantageous terms, and spread relatively fixed costs, such as legal fees, over a larger asset base;

       (iii) The opportunity to invest in a family of funds that has demonstrated the ability to attract new investors. Successful marketing and resulting fund growth, in turn, afford investors the benefits of portfolio diversification and economies of scale; and

        (iv) The opportunity to invest in a family of funds managed by an investment adviser that has extensive investment management resources and research capabilities.

The Trustees also considered the future prospects of the Pillar Funds if the Reorganization was not effected and Pillar's continuing viability as a separate mutual fund complex.

    To see how the Reorganization will affect your Pillar Fund, please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the corresponding Galaxy Funds.

NEW INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS

    The terms and conditions of the new investment advisory agreement and new investment sub-advisory agreement are substantially similar to those in the prior investment advisory and investment sub-advisory agreements.

                                   * * * * *

    At the same time that these fifteen Pillar Funds are being reorganized into corresponding portfolios of The Galaxy Fund, it is expected that the Pillar Equity Index Fund (subject to shareholder approval) will be reorganized into a corresponding portfolio of Galaxy Fund II. In addition it is expected that the Pillar High Yield Bond Fund will be closed and liquidated. The matters to be considered at the Special Meeting do not concern the Pillar Equity Index Fund or Pillar High Yield Bond Fund. However, shareholders of the Pillar Equity Index Fund will be asked to consider similar proposals and shareholders of the Pillar High Yield Bond Fund will be asked to approve a new investment advisory agreement only at a separate special meeting as described in a separate proxy statement/prospectus.

    The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus and a Proxy Ballot are enclosed. If you own shares in more than one of the Pillar Funds named above, more than one Proxy Ballot accompanies these materials. Please be sure to vote and return each Proxy Ballot.

    Whether or not you plan to attend the Special Meeting, you may vote by proxy in any of the following ways:

         1. INTERNET -- Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the proxy card.

         2. TELEPHONE -- Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free telephone number and required control number are printed on your enclosed proxy card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the proxy card.

         3. BY MAIL -- If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

    Please return your proxy card(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted.

    YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED IN THE ENCLOSED MATERIALS.

    The proposed Reorganization, new investment advisory agreement and new investment sub-advisory agreement and the reasons for the Pillar Board of Trustees' unanimous recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization or the advisory agreements, please do not hesitate to contact Pillar toll free at 1-800-932-7782.

    We look forward to your attendance at the Special Meeting or receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

                                           Sincerely,

                                           /s/ James R. Foggo

                                           James R. Foggo
                                           President

                                THE GALAXY FUND
                                  MAY 16, 2001

                            ------------------------

                              QUESTIONS & ANSWERS

FOR SHAREHOLDERS OF THE PILLAR FUNDS:

    The following questions and answers provide an overview of the proposals to
(i) reorganize your portfolio of The Pillar Funds ("Pillar") into a corresponding portfolio offered by The Galaxy Fund ("Galaxy"), (ii) to approve a new investment advisory agreement with Fleet Investment Advisors Inc. ("Fleet Advisors"), and (iii) with respect to the Pillar International Equity Fund only, to approve a new investment sub-advisory agreement between Fleet Advisors and Oechsle International Advisors, LLC ("Oechsle"). We also encourage you to read the full text of the combined proxy statement/prospectus (the "Proxy/Prospectus") that follows.

Q:  WHAT ARE PILLAR SHAREHOLDERS BEING ASKED TO VOTE UPON?

A: Pillar shareholders are being asked to consider and approve (i) a proposal to reorganize each of the portfolios offered by Pillar (each, a "Pillar Fund") into a corresponding portfolio offered by Galaxy (each, a "Galaxy Fund"), (ii) a new investment advisory agreement between Fleet Advisors and Pillar on behalf of each Pillar Fund, and (iii) with respect to the Pillar International Equity Fund, a new investment sub-advisory agreement between Oechsle and Fleet Advisors on behalf of the Pillar International Equity Fund.

Q. WHY HAS THE REORGANIZATION OF THE PILLAR FUNDS INTO CORRESPONDING GALAXY FUNDS BEEN RECOMMENDED?

A: The Board of Trustees of Pillar and the Board of Trustees of Galaxy have each determined that the reorganization of each of the Pillar Funds into a corresponding Galaxy Fund is in the best interests of the shareholders of each such fund. Among the benefits for Pillar Fund shareholders considered by the Pillar Board of Trustees were: access to a broader array of mutual funds, the potential for individual Galaxy Funds to achieve greater portfolio diversification and engage in investment transactions on potentially more advantageous terms; spreading relatively fixed costs, such as legal fees, over a larger asset base; the demonstrated ability of Galaxy to attract new investors; extensive investment management resources and research capabilities of Fleet Advisors; and projected comparable or lower expense ratios of the corresponding Galaxy Funds. The Trustees also considered the future prospects of the Pillar Funds if the reorganization was not effected.

Q:  WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

A: The meeting of shareholders to consider the proposal is scheduled to occur on July 19, 2001. If all necessary approvals are obtained, the proposed reorganization will likely take place in August 2001.

Q:  WHO WILL RECEIVE THE PROXY/PROSPECTUS MATERIAL?

A: The Proxy/Prospectus has been mailed to all persons and entities that held shares of record in a Pillar Fund on April 30, 2001. Please note that in some cases record ownership of and/or voting authority over Pillar Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the combined Proxy/Prospectus.

Q:  HOW ARE THE PILLAR FUNDS PROPOSED TO BE REORGANIZED?

A: As you may know, Pillar consists of seventeen separate mutual funds, fifteen of which would be affected by the proposed reorganization. The proposed agreement and plan of reorganization for these Funds, approved by the Pillar Board of Trustees, contemplates the reorganization of twelve of these Pillar Funds into twelve existing Galaxy Funds having similar investment objectives and policies. The remaining three Pillar Funds will be reorganized into new "shell" Galaxy Funds that are being created to continue the current operations of these Pillar Funds. The investment objectives and strategies of each of these shell portfolios will be substantially the same as those of its corresponding Pillar Fund. Under the proposed agreement and plan of reorganization, each Pillar Fund will be reorganized into the Galaxy Fund listed directly opposite such Pillar Fund in the table below:

PILLAR FUND                                    GALAXY FUND
-----------                                    -----------
U.S. Treasury Securities Money Market Fund     U.S. Treasury Money Market Fund
U.S. Treasury Securities Plus Money Market     Institutional Treasury Money Market Fund
Fund
Prime Obligation Money Market Fund             Money Market Fund
Institutional Select Money Market Fund         Institutional Money Market Fund
Tax-Exempt Money Market Fund                   Tax-Exempt Money Market Fund
Intermediate-Term Government Securities Fund   Intermediate Government Income Fund
Fixed Income Fund                              High Quality Bond Fund
New Jersey Municipal Securities Fund           New Jersey Municipal Bond Fund
Pennsylvania Municipal Securities Fund         Pennsylvania Municipal Bond Fund (shell
                                               portfolio)
Balanced Fund                                  Asset Allocation Fund
Equity Income Fund                             Equity Income Fund
Equity Value Fund                              Large Cap Value Fund (shell portfolio)
Equity Growth Fund                             Large Cap Growth Fund (shell portfolio)
Mid Cap Fund                                   Growth Fund II
International Equity Fund                      International Equity Fund

    At the same time that the above Funds are being reorganized into the Galaxy Funds, it is expected that the Pillar Equity Index Fund will be reorganized into the Large Company Index Fund of Galaxy Fund II. Consummation of this reorganization is subject to numerous conditions described in the applicable reorganization agreement, including approval by shareholders of the Pillar Equity Index Fund. The reorganization of the above listed Pillar Funds into corresponding Galaxy Funds will be completed whether or not the Pillar Equity Index Fund reorganization is completed.

Q:  WHICH CLASS OF SHARES OF THE GALAXY FUNDS WILL I RECEIVE IN THE
    REORGANIZATION?

A: In general, Pillar Fund shareholders will receive the Galaxy share class comparable to their Pillar Fund share class. For example, holders of Pillar Fund Shares will receive Galaxy Fund Class I Shares or Class III Shares, as applicable, Pillar Fund Class A Shares will receive Galaxy Fund Retail A Shares, Pillar Fund Class B Shares will receive Galaxy Fund Retail B Shares, and Pillar Fund Class I Shares will receive Galaxy Fund Trust Shares. Holders of both Class I Shares and Class A Shares of the Pillar Pennsylvania Municipal Securities Fund, however, will receive Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund.

    Pillar Fund shareholders who do not wish to have their Pillar Fund shares exchanged for shares of a corresponding Galaxy Fund as part of the reorganization should redeem their shares prior to the consummation of the reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the reorganization and your shares are subject to a contingent deferred sales load, your redemption proceeds will be reduced by any applicable sales load.

Q: WHAT ARE THE COSTS AND FEDERAL TAX IMPLICATIONS TO SHAREHOLDERS IN CONNECTION WITH THE PROPOSED REORGANIZATION?

A: In general, the costs of the reorganization will be borne by the Pillar Funds, except that Fleet Advisors has agreed to bear or cause one of its affiliates to bear such expenses allocated to (i) the Pillar U.S. Treasury Securities Money Market Fund, Pillar U.S. Treasury Securities Plus Money Market Fund, Pillar Prime Obligation Money Market Fund and Pillar Tax-Exempt Money Market Fund but, as to each such Fund, only to the extent such expenses result in a decrease in the per share net asset value of a Fund, and (ii) the Pillar Institutional Select Money Market Fund, Pillar Balanced Fund, Pillar Equity Value Fund, Pillar Equity Growth Fund and Pillar Mid Cap Fund.

    No sales charge will be imposed on the shares of the Galaxy Funds issued to you in the reorganization, which means that the aggregate value of the Galaxy Fund shares issued to you will be equal to the aggregate value of the Pillar Fund shares that you own immediately prior to the reorganization. In addition, the exchange of Pillar Fund shares for Galaxy Fund shares will be tax-free under federal tax laws. However, the sale of securities by a Pillar Fund prior to the reorganization, whether in the ordinary course of business or in anticipation of the reorganization, could increase the amount of the taxable capital gains distribution made prior to the reorganization. Immediately prior to the reorganization, all Pillar Funds (except the Pillar Pennsylvania Municipal Securities Fund, Pillar Equity Value Fund and Pillar Equity Growth Fund) will declare and pay a final distribution of any realized gains to shareholders. See "The Reorganization -- Federal Income Tax Considerations" in the Proxy/Prospectus for additional information.

Q: WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT AND NEW INVESTMENT SUB-ADVISORY AGREEMENT (PILLAR INTERNATIONAL EQUITY FUND
    ONLY)?

A: The Investment Company Act of 1940, which regulates investment companies such as the Pillar Funds, requires a vote whenever there is a change in control or management of an investment company's investment adviser. Upon a change in control or management, the investment advisory agreement between the investment adviser and investment company terminates. The merger of Summit Bancorp ("Summit") and FleetBoston Financial Corporation ("Fleet") (the "Holding Company Merger") resulted in a change in control of Summit Bank, the investment adviser to the Pillar Funds. In anticipation of this change in control, the Board of Trustees of Pillar approved an interim advisory agreement and sub-advisory agreement so that upon the consummation of the Holding Company Merger, the Pillar Funds would be managed by Fleet Advisors and, in addition, the Pillar International Equity Fund would be sub-advised initially by Vontobel USA Inc. ("Vontobel") and succeeded by Oechsle. Compensation earned by Fleet Advisors between the termination of the investment advisory contract with Summit Bank and shareholder approval of the new investment advisory agreement is held in an interest bearing escrow account for a period of up to 150 days from the termination of the agreements. Fleet Advisors paid Vontobel out of its own assets for services provided by Vontobel for the period of time that Vontobel served as sub-adviser. Fleet Advisors will pay Oechsle out of its own assets for services provided by Oechsle under the interim sub-advisory agreement.

    In order for Fleet Advisors to receive all of the advisory fees under the interim agreement, shareholders must approve the new investment advisory agreement before the expiration of the 150 day period on July 29, 2001. The Pillar International Equity Fund does not pay any management fees to Oechsle. Management fees are paid directly by Fleet Advisors to Oechsle. Therefore, no further amounts are held in escrow with respect to the investment sub-advisory agreement. Approval of the new advisory agreements would, in effect, extend the terms of the interim advisory agreements (except for the interim provisions) on a permanent basis until the reorganization is completed, at which time Galaxy advisory agreements will be in effect. The new advisory agreements are substantially similar to the interim advisory agreements and to the advisory agreements that existed prior to the Holding Company Merger and the fees paid are identical.

    Shareholders of the Pillar Equity Index Fund and Pillar High Yield Bond Fund will be asked to approve a new investment advisory agreement at a separate special meeting as described in a separate proxy statement/prospectus to be mailed to the Funds' shareholders.

Q:  WHAT HAPPENS IF THE NEW INVESTMENT ADVISORY AGREEMENT IS NOT APPROVED?

A: If the shareholders of a Pillar Fund do not approve the new advisory agreement, Fleet Advisors will be paid the lesser of the costs incurred in performing its services under the interim advisory agreement or the total amount in the escrow account, plus interest earned. In addition, the Board of Trustees will take such further action as they deem in the best interests of the shareholders of a Pillar Fund.

                                THE PILLAR FUNDS

                              MONEY MARKET FUNDS:
               Pillar U.S. Treasury Securities Money Market Fund
             Pillar U.S. Treasury Securities Plus Money Market Fund
                   Pillar Prime Obligation Money Market Fund
                 Pillar Institutional Select Money Market Fund
                      Pillar Tax-Exempt Money Market Fund

                                  BOND FUNDS:
              Pillar Intermediate-Term Government Securities Fund
                            Pillar Fixed Income Fund

                               TAX-EXEMPT FUNDS:
                  Pillar New Jersey Municipal Securities Fund
                 Pillar Pennsylvania Municipal Securities Fund

                                 BALANCED FUND:
                              Pillar Balanced Fund

                                  STOCK FUNDS:
                           Pillar Equity Income Fund
                            Pillar Equity Value Fund
                           Pillar Equity Growth Fund
                              Pillar Mid Cap Fund
                        Pillar International Equity Fund
                               101 Federal Street
                          Boston, Massachusetts 02110

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 19, 2001

To Shareholders of The Pillar Funds:

    NOTICE IS GIVEN THAT a special meeting of the shareholders (the "Special Meeting") of the investment portfolios named above (each, a "Pillar Fund," and together, the "Pillar Funds"), each of which is a separate series of The Pillar Funds ("Pillar"), will be held at 10:00 a.m. (Eastern time), on July 19, 2001, at the offices of Pillar's administrator, SEI Investments Mutual Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania, for the purpose of considering and voting upon:

        ITEM 1. A proposal to approve an Agreement and Plan of Reorganization by and between Pillar and The Galaxy Fund ("Galaxy"), which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of each Pillar Fund to a corresponding investment portfolio of Galaxy (each, a "Galaxy Fund," and collectively, the "Galaxy Funds") in exchange for shares of the designated classes of the corresponding Galaxy Fund of equal value; (2) the distribution of the shares of designated classes of the corresponding Galaxy Fund of equal value to the shareholders of each Pillar Fund in liquidation of each of the Pillar Funds; and (3) the deregistration of Pillar as an investment company under the Investment Company Act of 1940 and Pillar's termination as a Massachusetts business trust under Massachusetts law.

        ITEM 2. A proposal to approve a new investment advisory agreement between Pillar and Fleet Investment Advisors Inc. ("Fleet Advisors") and, with respect to the Pillar International Equity Fund only, to approve a new investment sub-advisory agreement between Oechsle International Advisors, LLC and Fleet Advisors.

        ITEM 3. Such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

    Items 1 and 2 are described in the attached Combined Proxy
Statement/Prospectus. YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

    Shareholders of record as of the close of business on April 30, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

    YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S) THAT IS/ARE BEING SOLICITED BY THE PILLAR BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOU ALSO MAY RETURN PROXIES BY: 1) TOUCH-TONE VOTING OR 2) VOTING ON-LINE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO PILLAR A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          By Order of the Board of Trustees,
                                          Robert A. Nesher
                                          CHAIRMAN

    WE NEED YOUR PROXY VOTE IMMEDIATELY. YOU MAY THINK THAT YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, PILLAR WOULD CONTINUE TO SOLICIT VOTES FOR A CERTAIN PERIOD OF TIME IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL IN ALLOWING PILLAR TO HOLD THE SPECIAL MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY BALLOT(S) IMMEDIATELY OR VOTE ON-LINE OR BY TELEPHONE.

                      COMBINED PROXY STATEMENT/PROSPECTUS
                                  MAY 16, 2001

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                                 1-800-932-7782

                                THE GALAXY FUND
                              4400 COMPUTER DRIVE
                     WESTBOROUGH, MASSACHUSETTS 01581-5108
                                 1-800-289-4252

    This combined proxy statement/prospectus ("Proxy/Prospectus") is being sent to shareholders of the Pillar U.S. Treasury Securities Money Market Fund, Pillar U.S. Treasury Securities Plus Money Market Fund, Pillar Prime Obligation Money Market Fund, Pillar Institutional Select Money Market Fund, Pillar Tax-Exempt Money Market Fund, Pillar Intermediate-Term Government Securities Fund, Pillar Fixed Income Fund, Pillar New Jersey Municipal Securities Fund, Pillar Pennsylvania Municipal Securities Fund, Pillar Balanced Fund, Pillar Equity Income Fund, Pillar Equity Value Fund, Pillar Equity Growth Fund, Pillar Mid Cap Fund and Pillar International Equity Fund (each, a "Pillar Fund," and collectively, the "Pillar Funds"). The Board of Trustees of The Pillar Funds ("Pillar") has called a Special Meeting of Shareholders (the "Special Meeting") at the offices of Pillar's administrator, SEI Investments Mutual Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania on July 19, 2001 at 10:00 a.m. Eastern time.

    At the Special Meeting, shareholders will be asked:

    - To approve a proposed Agreement and Plan of Reorganization dated as of March 9, 2001 (the "Reorganization Agreement"), by and between Pillar and The Galaxy Fund ("Galaxy"), which provides for and contemplates (a) the transfer of substantially all of the assets and liabilities of each Pillar Fund to a corresponding investment portfolio of Galaxy (each, a "Galaxy Fund," and collectively, the "Galaxy Funds") in exchange for the shares of designated classes of the corresponding Galaxy Fund of equal value;
      (b) the distribution of the shares of designated classes of the corresponding Galaxy Fund to shareholders of each Pillar Fund in liquidation of each of the Pillar Funds; and (c) the deregistration of Pillar as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Pillar's termination as a Massachusetts business trust under Massachusetts law.

    - To approve a proposed new investment advisory agreement between Pillar and Fleet Investment Advisors Inc. ("Fleet Advisors") and, with respect to the Pillar International Equity Fund only, to approve a new investment sub-advisory agreement between Oechsle International Advisors, LLC ("Oechsle") and Fleet Advisors.

    REORGANIZATION AGREEMENT. The Reorganization Agreement, which is attached as Appendix I, provides for the transfer of assets and liabilities of each Pillar Fund to a corresponding Galaxy Fund in exchange for Class I Shares,
Class III Shares, Retail A Shares, Retail B Shares or Trust Shares of the corresponding Galaxy Fund of equal value. Pillar and Galaxy are both registered open-end management investment companies (mutual funds). As a result of the Reorganization, shareholders of the Pillar Funds will become shareholders of the Galaxy Funds (the Pillar Funds and Galaxy Funds are sometimes referred to as "Funds").

    The transactions contemplated by the Reorganization Agreement are referred to collectively as the "Reorganization." The Pillar Funds and the corresponding Galaxy Funds into which they are proposed to be reorganized are sometimes referred to in this Proxy/Prospectus as "Corresponding Pillar Funds" and "Corresponding Galaxy Funds."

    The Pillar Funds and Galaxy Funds are classified in the following groups:

    "Pillar Money Market Funds" means, collectively, the Pillar U.S. Treasury Securities Money Market Fund, Pillar U.S. Treasury Securities Plus Money Market Fund, Pillar Prime Obligation Money Market Fund, Pillar Institutional Select Money Market Fund and Pillar Tax-Exempt Money Market Fund.

    "Galaxy Money Market Funds" means, collectively, the Corresponding Galaxy Funds of the Pillar Money Market Funds.

    "Pillar Bond Funds" means, collectively, the Pillar Intermediate-Term Government Securities Fund and Pillar Fixed Income Fund.

    "Galaxy Bond Funds" means, collectively, the Corresponding Galaxy Funds of the Pillar Bond Funds.

    "Pillar Tax-Exempt Funds" means, collectively, the Pillar New Jersey Municipal Securities Fund and Pillar Pennsylvania Municipal Securities Fund.

    "Galaxy Tax-Exempt Funds" means, collectively, the Corresponding Galaxy Funds of the Pillar Tax-Exempt Funds.

    "Pillar Stock Funds" means, collectively, the Pillar Equity Income Fund, Pillar Mid Cap Fund, Pillar Equity Value Fund, Pillar Equity Growth Fund and Pillar International Equity Fund.

    "Galaxy Stock Funds" means, collectively, the Corresponding Galaxy Funds of the Pillar Stock Funds.

    NEW INVESTMENT ADVISORY AGREEMENTS. In connection with the merger of Summit Bancorp and FleetBoston Financial Corporation ("FleetBoston"), the Board of Trustees of Pillar approved an interim advisory agreement between Pillar and Fleet Advisors and a new investment sub-advisory agreement on behalf of the Pillar International Equity Fund between Fleet Advisors and Oechsle. The Pillar Funds' shareholders must approve a new investment advisory agreement (the "New Advisory Agreement") and, with respect to the Pillar International Equity Fund, a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") to meet the requirements of the 1940 Act.

    Shareholders of the Pillar Equity Index Fund and Pillar High Yield Bond Fund will be asked to approve a new investment advisory agreement at a separate special meeting as described in a separate proxy statement/prospectus.

    The Board of Trustees of Pillar also approved an interim sub-advisory agreement with Vontobel USA, Inc. ("Vontobel") for the period immediately following the merger of Summit Bancorp and FleetBoston until sub-advisory responsibilities could be transitioned to Oechsle. At the instruction of the Pillar Board of Trustees, Fleet Advisors provided notice of termination effective April 2, 2001 to Vontobel to facilitate the transition to Oechsle as sub-adviser to the Pillar International Equity Fund. Fleet Advisors paid Vontobel out of its own assets for services provided by Vontobel for the period of time that Vontobel served as sub-adviser. Accordingly, shareholders are not required to take any action regarding Vontobel or its interim sub-advisory agreement.

    This Proxy/Prospectus sets forth concisely the information that a Pillar Fund shareholder should know before voting, and should be retained for future reference. It is both Pillar's proxy statement for the Special Meeting and a prospectus for the Galaxy U.S. Treasury Money Market Fund, Galaxy Institutional Treasury Money Market Fund, Galaxy Money Market Fund, Galaxy Institutional Money Market Fund, Galaxy Tax-Exempt Money Market Fund, Galaxy Intermediate Government Income Fund, Galaxy High Quality Bond Fund, Galaxy New Jersey Municipal Bond Fund, Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth Fund II and Galaxy International Equity Fund (the "Existing Galaxy Funds"). It is not a prospectus for the Galaxy Pennsylvania Municipal Bond Fund, Galaxy Large Cap Value

Fund and Galaxy Large Cap Growth Fund (the "Shell Galaxy Funds") because these funds were created to continue the business of their corresponding Pillar Funds. Each of the Shell Galaxy Funds will have substantially the same investment objectives, policies and restrictions as its respective corresponding Pillar Fund.

    Additional information is set forth in the Statement of Additional Information relating to this Proxy/ Prospectus and in the prospectuses dated April 30, 2001, for the Pillar Funds, which are incorporated herein by reference. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling or writing Pillar at the telephone number or address stated above. The information contained in the Existing Galaxy Funds' current prospectuses for the designated share classes, dated February 28, 2001, also are incorporated by reference into this Proxy/ Prospectus. In addition, a current prospectus for the designated share classes of the Existing Galaxy Funds accompanies this Proxy/Prospectus. The Annual Report for the year ended October 31, 2000 and the Semi-Annual Report for the period ended April 30, 2001, when available, for the Existing Galaxy Funds can be obtained without charge by calling or writing Galaxy at the telephone number or address stated above. Each of these documents is also available on the SEC's website at www.sec.gov.

    This Proxy/Prospectus is expected to be first sent to shareholders on or about May 17, 2001.

    THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES OF PILLAR AND GALAXY ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY SUMMIT BANK, FLEET BANK, FLEET ADVISORS OR ANY OF THEIR AFFILIATES OR ANY OTHER BANK. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE DISTRIBUTOR OF PILLAR IS SEI INVESTMENTS DISTRIBUTION CO. THE DISTRIBUTOR OF GALAXY IS PFPC DISTRIBUTORS, INC.

    MONEY MARKET FUNDS SEEK TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
EXPENSE COMPARISON..........................................      4
  Fees and Expenses.........................................      4
  Table I...................................................     42
SUMMARY.....................................................     44
  Proposed Reorganization...................................     44
  Proposed Investment Advisory Agreements...................     45
  Overview Of The Funds.....................................     45
  Federal Income Tax Consequences...........................     47
  Pillar and Galaxy Board Findings..........................     47
  Principal Risk Factors....................................     47
  Voting Information........................................     52
THE REORGANIZATION..........................................     53
  Reasons for the Reorganization............................     53
  Description of the Reorganization Agreement...............     53
    Table II(A).............................................     54
    Table II(B).............................................     55
  Pillar Board Consideration................................     56
  Capitalization............................................     57
    Table III...............................................     58
  Federal Income Tax Considerations.........................     65
COMPARISON OF PILLAR FUNDS AND GALAXY FUNDS.................     67
  Investment Objectives and Policies........................     67
  Fund-by-Fund Analysis.....................................     69
  Changes in Investment Limitations of the Galaxy Funds.....     79
  Investment Advisory Services..............................     80
    Table IV................................................     80
  Other Service Providers for the Pillar Funds and the
    Galaxy Funds............................................     81
  Sales Load, Distribution and Shareholder Servicing
    Arrangements for Pillar.................................     81
  Sales Load, Distribution and Shareholder Servicing
    Arrangements for Galaxy.................................     82
  Administration Agreements.................................     84
  Shareholder Transactions and Services of the Pillar Funds
    and the Corresponding Galaxy Funds......................     84
  Performance Comparisons of the Existing Galaxy Funds and
    Reorganizing Pillar Funds...............................    102
  Management Discussion of Galaxy Fund Performance..........    109
  Share Structure...........................................    132
  Comparison of Trust Structure.............................    133
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
  AGREEMENTS................................................    133
  Background................................................    133
  New Advisory Agreement....................................    135
  New Sub-Advisory Agreement................................    136
  Pillar Board Consideration................................    138
  Information About Fleet Advisors..........................    138
  Information About Oechsle.................................    139
  Other Payments to Summit Bank.............................    140
  Affiliated Broker Commissions.............................    141

VOTING MATTERS..............................................    141
  General Information.......................................    141
  Shareholder and Board Approvals...........................    142
  Principal Shareholders....................................    143
    Table V(A)..............................................    143
    Table V(B)..............................................    149
  Quorum....................................................    158
  Annual Meetings and Shareholder Meetings..................    159
ADDITIONAL INFORMATION ABOUT GALAXY.........................    159
ADDITIONAL INFORMATION ABOUT PILLAR.........................    159
FINANCIAL STATEMENTS........................................    159
OTHER BUSINESS..............................................    160
SHAREHOLDER INQUIRIES.......................................    160

                               EXPENSE COMPARISON

    FEES AND EXPENSES. The Corresponding Galaxy Fund that offers Class III Shares, eleven of the thirteen Corresponding Galaxy Funds that offer Trust Shares, eight of the eleven Corresponding Galaxy Funds that offer Retail A Shares, and five of the seven Corresponding Galaxy Funds that offer Retail B Shares have total operating expense ratios (after fee waivers) that will be lower than the corresponding classes of shares of the Pillar Funds after the Reorganization. Fee waivers, however, are subject to termination.

    The following tables (a) compare the fees and expenses for the Pillar Funds and their Corresponding Galaxy Funds based on expenses incurred during the Pillar Funds' and Galaxy Funds' most recently completed fiscal years, and (b) show the estimated fees and expenses for the Corresponding Galaxy Funds on a PRO FORMA basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios. The fund operating expense levels shown in this Proxy/Prospectus assume current net asset levels; PRO FORMA expense levels shown should not be considered an actual representation of future expenses or performance. Such PRO FORMA expense levels project anticipated levels but actual expenses may be greater or less than those shown.

    The Galaxy Pennsylvania Municipal Bond Fund, Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund are new investment portfolios with nominal assets and liabilities that will commence investment operations upon the completion of the Reorganization.

PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND -- CLASS I SHARES AND CLASS A
                                     SHARES

   GALAXY U.S. TREASURY MONEY MARKET FUND -- TRUST SHARES AND RETAIL A SHARES

                                                PILLAR U.S.           GALAXY U.S.
                                                 TREASURY              TREASURY
                                             SECURITIES MONEY        MONEY MARKET              COMBINED FUND
                                                MARKET FUND              FUND                    PRO FORMA
                                            -------------------   -------------------       -------------------
                                            CLASS I    CLASS A     TRUST     RETAIL A        TRUST     RETAIL A
                                             SHARES     SHARES     SHARES     SHARES         SHARES     SHARES
                                            --------   --------   --------   --------       --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...    None       None       None       None           None       None
  Maximum Sales Load Imposed on Reinvested
    Dividends.............................    None       None       None       None           None       None
  Maximum Deferred Sales Load
    (as a percentage of redemption
    proceeds).............................    None       None       None       None           None       None
  Redemption Fees.........................    None       None       None       None           None       None
  Exchange Fee............................    None       None       None       None           None       None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Management Fees.........................   0.35%      0.35%      0.38%      0.38%          0.37%      0.37%
  Distribution and Service (12b-1) Fees...    None      0.25%       None       None           None      0.10%(1)
  Other Expenses..........................   0.27%      0.27%      0.11%      0.27%(1)       0.09%      0.13%
                                             -----      -----      -----      -----          -----      -----

Total Fund Operating Expenses.............   0.62%      0.87%      0.49%      0.65%          0.46%      0.60%
                                             =====      =====      =====      =====          =====      =====

------------------------

(1) As of the date of this proxy/prospectus, Retail A Shares of the Galaxy U.S. Treasury Money Market Fund pay a 0.10% shareholder service fee, which is included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution (Rule 12b-1) plan for Retail A Shares of the Galaxy Funds and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to 0.50% for distribution fees, but such fees would be limited to not more than 0.10% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, Retail A shareholders of the Galaxy U.S. Treasury Money Market Fund approved the plan and, accordingly, the 0.10% shareholder service fee has been recharacterized as a distribution fee.

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND
  Class I Shares............................................    $63        $199       $346        $774
GALAXY U.S. TREASURY MONEY MARKET FUND
  Trust Shares..............................................    $50        $157       $274        $616
COMBINED FUND PRO FORMA
  Trust Shares..............................................    $47        $148       $258        $579

PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND
  Class A Shares............................................    $89        $278       $482      $1,073
GALAXY U.S. TREASURY MONEY MARKET FUND
  Retail A Shares...........................................    $66        $208       $362        $810
COMBINED FUND PRO FORMA
  Retail A Shares...........................................    $61        $192       $335        $750

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

        PILLAR U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND -- SHARES

      GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND -- CLASS III SHARES

                                                                              GALAXY
                                                  PILLAR U.S. TREASURY    INSTITUTIONAL
                                                    SECURITIES PLUS       TREASURY MONEY     COMBINED FUND
                                                      MONEY MARKET         MARKET FUND         PRO FORMA
                                                      FUND SHARES        CLASS III SHARES   CLASS III SHARES
                                                  --------------------   ----------------   ----------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).........           None                 None              None
  Maximum Sales Load Imposed on Reinvested
    Dividends...................................           None                 None              None
  Maximum Deferred Sales Load (as a percentage
    of redemption proceeds).....................           None                 None              None
  Redemption Fees...............................           None                 None              None
  Exchange Fee..................................           None                 None              None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Management Fees...............................          0.15%(1)             0.20%             0.20%
  Distribution and Service (12b-1) Fees.........          0.03%                 None
  Other Expenses................................          0.46%                0.34%(2)          0.33%(2)
                                                          -----                -----             -----
Total Fund Operating Expenses...................          0.64%(3)             0.54%(3)          0.53%(3)
                                                          =====                =====             =====

------------------------

(1) Management Fees (after waivers) would be:

                                                                   SHARES
                                                                  --------
    Pillar U.S. Treasury Securities Plus Money Market Fund......   0.06%

   This fee waiver is voluntary and may be revised or discontinued at any time.

(2) Affilates of Fleet Advisors are waiving a portion of the shareholder servicing fees (which are included in Other Expenses) so that Other Expenses (after waivers) would be:

                                                                  CLASS III
                                                                    SHARES
                                                                  ----------
    Galaxy Institutional Treasury Money Market Fund.............     0.29%
    Combined Fund PRO FORMA.....................................     0.29%

   This fee waiver is voluntary and may be revised or discontinued at any time.

(3) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amount shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                                             CLASS III
                                                                   SHARES      SHARES
                                                                  --------   ----------
    Pillar U.S. Treasury Securities Money Market Fund...........   0.55%        --
    Galaxy Institutional Treasury Money Market Fund.............    --          0.49%
    Combined Fund PRO FORMA.....................................    --          0.49%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
  Shares....................................................    $65        $205       $357       $798
GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
  Class III Shares..........................................    $55        $173       $302       $677
COMBINED FUND PRO FORMA
  Class III Shares..........................................    $54        $170       $296       $665

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

PILLAR PRIME OBLIGATION MONEY MARKET FUND -- CLASS I SHARES, CLASS A SHARES AND
                                 CLASS B SHARES

 GALAXY MONEY MARKET FUND -- TRUST SHARES, RETAIL A SHARES AND RETAIL B SHARES

                                     PILLAR PRIME OBLIGATION                 GALAXY MONEY
                                        MONEY MARKET FUND                    MARKET FUND
                                ---------------------------------   ------------------------------
                                CLASS I    CLASS A    CLASS B(1)     TRUST     RETAIL A   RETAIL B
                                 SHARES     SHARES      SHARES       SHARES     SHARES     SHARES
                                --------   --------   -----------   --------   --------   --------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load Imposed
    on Purchases (as a
    percentage of offering
    price)....................    None       None         None        None       None       None
  Maximum Sales Load Imposed
    on Reinvested Dividends...    None       None         None        None       None       None
  Maximum Deferred Sales Load
    (as a percentage of
    redemption proceeds)......    None       None        5.50%(2)     None       None      5.00%(2)
  Redemption Fees.............    None       None         None        None       None       None
  Exchange Fee................    None       None         None        None       None       None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  net assets):
  Management Fees(4)..........   0.35%      0.35%        0.35%       0.40%      0.40%      0.40%
  Distribution and Service
    (12b-1) Fees..............    None      0.25%        1.00%        None       None      0.75%(6)
  Other Expenses..............   0.28%      0.28%        0.28%       0.11%      0.29%(5)   0.31%
                                 -----      -----        -----       -----      -----      -----
Total Fund Operating
  Expenses(7).................   0.63%      0.88%        1.63%       0.51%      0.69%      1.46%
                                 =====      =====        =====       =====      =====      =====

                                          COMBINED FUND
                                            PRO FORMA
                                ----------------------------------
                                 TRUST     RETAIL A     RETAIL B
                                 SHARES     SHARES       SHARES
                                --------   --------   ------------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load Imposed
    on Purchases (as a
    percentage of offering
    price)....................    None       None            None
  Maximum Sales Load Imposed
    on Reinvested Dividends...    None       None            None
  Maximum Deferred Sales Load
    (as a percentage of
    redemption proceeds)......    None       None     5.50%/5.00%(3)
  Redemption Fees.............    None       None            None
  Exchange Fee................    None       None            None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  net assets):
  Management Fees(4)..........   0.40%      0.40%           0.40%
  Distribution and Service
    (12b-1) Fees..............    None      0.10%(5)        0.75%(6)
  Other Expenses..............   0.09%      0.15%           0.23%
                                 -----      -----     -----------
Total Fund Operating
  Expenses(7).................   0.49%      0.65%           1.38%
                                 =====      =====     ===========

------------------------------

(1) Class B Shares of the Pillar Prime Obligation Money Market Fund may be obtained only through exchanges. See "Shareholder Transactions and Services of the Galaxy Funds and the Corresponding Pillar Funds."

(2) This sales charge is imposed if Class B Shares of the Pillar Prime Obligation Money Market Fund or Retail B Shares of the Galaxy Money Market Fund are sold within 1 year of purchase and decreases over time depending on how long the shares are owned. Retail B Shares of the Galaxy Money Market Fund purchased on or after January 1, 2001, and Class B Shares of the Pillar Prime Obligation Money Market Fund will automatically convert to Retail A Shares or Class A Shares, respectively, of the applicable Fund eight years after purchase. Retail B Shares of the Galaxy Money Market Fund purchased prior to January 1, 2001, will automatically convert to Retail A Shares of the Fund six years after purchase. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Pillar Funds."

(3) The Maximum Deferred Sales Load for Pillar shareholders who receive Galaxy Retail B Shares in the Reorganization will be 5.50%. The Maximum Deferred Sales Load for Galaxy Retail B Shares acquired after the Reorganization will be 5.00%. Retail B Shares of Galaxy received in exchange for Class B Shares of Pillar will remain subject to the Pillar Funds' Class B Shares sales charge schedule and will convert to Galaxy Retail A Shares eight years after purchase.

(4) Management Fees (after waivers) would be:

                                                               TRUST     RETAIL A    RETAIL B
                                                               SHARES     SHARES      SHARES
                                                              --------   ---------   ---------
Galaxy Money Market Fund....................................   0.36%       0.36%       0.36%
Combined Fund PRO FORMA.....................................   0.36%       0.36%       0.36%

   These fee waivers are voluntary and may be revised or discontinued at any time.

(5) As of the date of this proxy/prospectus Retail A Shares of the Galaxy Money Market Fund pay a 0.10% shareholder service fee, which is included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution and service (Rule 12b-1) plan for Retail A Shares of the Fund and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to 0.50% for distribution fees, but such fees would be limited to not more than 0.10% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, Retail A shareholders of the Galaxy

    Money Market Fund approved the plan and, accordingly, the 0.10% shareholder service fee has been recharacterized as a distribution fee.

(6) The Fund may pay Distribution and Service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to no more than 0.75% during the current fiscal year.

(7) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                               TRUST     RETAIL A    RETAIL B
                                                               SHARES     SHARES      SHARES
                                                              --------   ---------   ---------
Galaxy Money Market Fund....................................   0.47%       0.65%       1.42%
Combined Fund PRO FORMA.....................................   0.45%       0.61%       1.34%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR PRIME OBLIGATION MONEY MARKET FUND
    Class I Shares..........................................     $64       $202        $351       $786
GALAXY MONEY MARKET FUND....................................
    Trust Shares............................................     $52       $164        $285       $640
COMBINED FUND PRO FORMA
    Trust Shares............................................     $50       $157        $274       $616

PILLAR PRIME OBLIGATION MONEY MARKET FUND
    Class A Shares..........................................     $90       $281        $488     $1,084
GALAXY MONEY MARKET FUND....................................
    Retail A Shares.........................................     $70       $221        $384       $859
COMBINED FUND PRO FORMA
    Retail A Shares.........................................     $66       $208        $362       $810

PILLAR PRIME OBLIGATION MONEY MARKET FUND
    Class B Shares(1).......................................    $716       $914      $1,087     $1,732
GALAXY MONEY MARKET FUND
    Retail B Shares(2)......................................    $649       $762        $997     $1,345
    Retail B Shares(3)......................................    $649       $862      $1,097     $1,537
COMBINED FUND PRO FORMA
    Retail B Shares(4)......................................    $690       $837        $955     $1,458
    Retail B Shares(5)......................................    $640       $837      $1,055     $1,458

If you hold Class B Shares or Retail B Shares, you would pay the following expenses if you didn't sell your shares:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR PRIME OBLIGATION MONEY MARKET FUND
    Class B Shares(1).......................................    $166       $514        $887     $1,732
GALAXY MONEY MARKET FUND
    Retail B Shares(2)......................................    $149       $462        $797     $1,345
    Retail B Shares(3)......................................    $149       $462        $797     $1,537
COMBINED FUND PRO FORMA
    Retail B Shares(4)......................................    $140       $437        $755     $1,458
    Retail B Shares(5)......................................    $140       $437        $755     $1,458

------------------------

(1) Assumes Class B Shares automatically convert to Class A Shares eight years after purchase.

(2) For Retail B Shares purchased before January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares six years after purchase.

(3) For Retail B Shares purchased on or after January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(4) For Pillar Class B Shares purchased prior to the effective time of the Reorganization that were replaced with Retail B Shares in connection with the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(5) For Retail B Shares purchased by Galaxy shareholders on or after January 1, 2001 and Retail B Shares purchased by Pillar shareholders after the effective time of the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

            PILLAR INSTITUTIONAL SELECT MONEY MARKET FUND -- SHARES

            GALAXY INSTITUTIONAL MONEY MARKET FUND -- CLASS I SHARES

                                              PILLAR INSTITUTIONAL
                                                     SELECT          GALAXY INSTITUTIONAL   COMBINED FUND
                                               MONEY MARKET FUND      MONEY MARKET FUND       PRO FORMA
                                                     SHARES             CLASS I SHARES      CLASS I SHARES
                                              --------------------   --------------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....          None                   None                None
  Maximum Sales Load Imposed on
    Reinvested Dividends....................          None                   None                None
  Maximum Deferred Sales Load (as a
    percentage of redemption proceeds)......          None                   None                None
  Redemption Fees...........................          None                   None                None
  Exchange Fee..............................          None                   None                None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Management Fees...........................         0.10%                  0.20%               0.20%
  Distribution and Service (12b-1) Fees.....          None                   None                None
  Other Expenses............................         0.19%                  0.11%               0.10%
                                                     -----                  -----               -----

Total Fund Operating Expenses...............         0.29%                  0.31%               0.30%
                                                     =====                  =====               =====

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR INSTITUTIONAL SELECT MONEY MARKET FUND
  Shares....................................................    $30        $ 93       $163       $368
GALAXY INSTITUTIONAL MONEY MARKET FUND
  Class I Shares............................................    $32        $100       $174       $393
COMBINED FUND PRO FORMA
  Class I Shares............................................    $31        $ 97       $169       $381

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

    PILLAR TAX-EXEMPT MONEY MARKET FUND -- CLASS I SHARES AND CLASS A SHARES

    GALAXY TAX-EXEMPT MONEY MARKET FUND -- TRUST SHARES AND RETAIL A SHARES

                                                    PILLAR                  GALAXY
                                                  TAX-EXEMPT              TAX-EXEMPT
                                                 MONEY MARKET            MONEY MARKET               COMBINED FUND
                                                     FUND                    FUND                     PRO FORMA
                                              -------------------   ----------------------      ----------------------
                                              CLASS I    CLASS A     TRUST        RETAIL A       TRUST        RETAIL A
                                               SHARES     SHARES     SHARES        SHARES        SHARES        SHARES
                                              --------   --------   --------      --------      --------      --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....    None       None       None          None          None          None
  Maximum Sales Load Imposed on Reinvested
    Dividends...............................    None       None       None          None          None          None
  Maximum Deferred Sales Load
    (as a percentage of redemption
    proceeds)...............................    None       None       None          None          None          None
  Redemption Fees...........................    None       None       None          None          None          None
  Exchange Fee..............................    None       None       None          None          None          None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Management Fees(1)........................   0.35%      0.35%      0.40%         0.40%         0.40%         0.40%
  Distribution and Service (12b-1) Fees.....    None      0.25%       None          None          None         0.10%(2)
  Other Expenses............................   0.28%      0.28%      0.11%         0.24%(2)      0.08%         0.11%
                                               -----      -----      -----         -----         -----         -----

Total Fund Operating Expenses (before
  waivers)                                     0.63%      0.88%      0.51%(3)      0.64%(3)      0.48%(3)      0.61%(3)
                                               =====      =====      =====         =====         =====         =====

------------------------

(1) Management Fees (after waivers) would be:

                                                               TRUST     RETAIL A
                                                               SHARES     SHARES
                                                              --------   --------
Galaxy Tax-Exempt Money Market Fund.........................   0.37%      0.37%
Combined Fund PRO FORMA.....................................   0.37%      0.37%

    This fee waiver is voluntary and may be revised or discontinued at any time.

(2) As of the date of this proxy/prospectus, Retail A Shares of the Galaxy Tax-Exempt Money Market Fund pay a 0.10% shareholder service fee, which is included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution and service
    (Rule 12b-1) plan for Retail A Shares of the Fund and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to 0.50% for distribution fees, but such fees would be limited to not more than 0.10% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, Retail A shareholders of the Galaxy Tax-Exempt Money Market Fund approved the plan and, accordingly, the 0.10% shareholder service fee has been recharacterized as a distribution fee.

(3) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                               TRUST     RETAIL A
                                                               SHARES     SHARES
                                                              --------   --------
Galaxy Tax-Exempt Money Market Fund.........................   0.48%      0.61%
Combined Fund PRO FORMA.....................................   0.45%      0.58%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR TAX-EXEMPT MONEY MARKET FUND
    Class I Shares..........................................    $64        $202       $351        $786
GALAXY TAX-EXEMPT MONEY MARKET FUND
    Trust Shares............................................    $52        $164       $285        $640
COMBINED FUND PRO FORMA
    Trust Shares............................................    $49        $154       $269        $604

PILLAR TAX-EXEMPT MONEY MARKET FUND
    Class A Shares..........................................    $90        $281       $488      $1,084
GALAXY TAX-EXEMPT MONEY MARKET FUND
    Retail A Shares.........................................    $65        $205       $357        $798
COMBINED FUND PRO FORMA
    Retail A Shares.........................................    $62        $195       $340        $762

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

PILLAR INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND -- CLASS I SHARES AND CLASS
                                    A SHARES

 GALAXY INTERMEDIATE GOVERNMENT INCOME FUND -- TRUST SHARES AND RETAIL A SHARES

                                                    PILLAR                GALAXY
                                                 INTERMEDIATE-         INTERMEDIATE
                                                TERM GOVERNMENT         GOVERNMENT           COMBINED FUND
                                                SECURITIES FUND         INCOME FUND            PRO FORMA
                                              -------------------   -------------------   -------------------
                                              CLASS I    CLASS A     TRUST     RETAIL A    TRUST     RETAIL A
                                               SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                              --------   --------   --------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....    None      4.00%(1)    None      4.75%(1)    None      4.75%(1)
  Maximum Sales Load Imposed on
    Reinvested Dividends....................    None       None       None       None       None       None
  Maximum Deferred Sales Load
    (as a percentage of redemption
    proceeds)...............................    None       None(2)    None       None(2)    None       None(2)
  Redemption Fees...........................    None       None       None       None       None       None
  Exchange Fee..............................    None       None       None       None       None       None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Management Fees(3)........................   0.60%      0.60%      0.75%      0.75%      0.75%      0.75%
  Distribution and Service (12b-1) Fees.....    None      0.25%       None       None       None      0.15%(4)
  Other Expenses............................   0.48%      0.48%      0.15%      0.43%(4)   0.13%      0.27%
                                               -----      -----      -----      -----      -----      -----
Total Fund Operating Expenses (5)...........   1.08%      1.33%      0.90%      1.18%      0.88%      1.17%
                                               =====      =====      =====      =====      =====      =====

------------------------

(1) This sales charge varies depending on how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(2) Except for investments of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) Management Fees (after waivers) would be:

                                                      CLASS I     TRUST     CLASS A    RETAIL A
                                                       SHARES     SHARES     SHARES     SHARES
                                                      --------   --------   --------   --------
Pillar Intermediate-Term Government
Securities Fund.....................................   0.32%       --        0.32%       --
Galaxy Intermediate Government Income Fund..........    --        0.55%       --        0.55%
Combined Fund PRO FORMA.............................    --        0.55%       --        0.55%

    These fee waivers are voluntary and may be revised or discontinued at any time.

(4) As of the date of this proxy/prospectus, Retail A Shares of the Galaxy Intermediate Government Income Fund pay a 0.15% shareholder service fee, which is included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution and service
    (Rule 12b-1) plan for Retail A Shares of the Fund and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to 0.50% for distribution fees, but such fees would be limited to not more than 0.15% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, Retail A shareholders of the Galaxy Intermediate

    Government Income Fund approved the plan and, accordingly, the 0.15% shareholder service fee has been recharacterized as a distribution fee.

(5) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                      CLASS I     TRUST     CLASS A    RETAIL A
                                                       SHARES     SHARES     SHARES     SHARES
                                                      --------   --------   --------   --------
Pillar Intermediate-Term Government
Securities Fund.....................................   0.80%       --        1.05%       --
Galaxy Intermediate Government Income Fund..........    --        0.70%       --        0.98%
Combined Fund PRO FORMA.............................    --        0.68%       --        0.97%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
  Class I Shares............................................    $110       $343        $595     $1,317
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
  Trust Shares..............................................     $92       $287        $498     $1,108
COMBINED FUND PRO FORMA
  Trust Shares..............................................     $90       $281        $488     $1,084

PILLAR INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
  Class A Shares............................................    $530       $805      $1,100     $1,937
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
  Retail A Shares...........................................    $590       $832      $1,093     $1,839
COMBINED FUND PRO FORMA
  Retail A Shares...........................................    $589       $829      $1,088     $1,828

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

 PILLAR FIXED INCOME FUND -- CLASS I SHARES, CLASS A SHARES AND CLASS B SHARES

  GALAXY HIGH QUALITY BOND FUND -- TRUST SHARES, RETAIL A SHARES AND RETAIL B
                                     SHARES

                                    PILLAR FIXED                     GALAXY HIGH                       COMBINED FUND
                                    INCOME FUND                   QUALITY BOND FUND                      PRO FORMA
                           ------------------------------   ------------------------------   ----------------------------------
                           CLASS I    CLASS A    CLASS B     TRUST     RETAIL A   RETAIL B    TRUST     RETAIL A     RETAIL B
                            SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES       SHARES
                           --------   --------   --------   --------   --------   --------   --------   --------   ------------
SHAREHOLDER TRANSACTION
EXPENSES:
  Maximum Sales Load
    Imposed on Purchases
    (as a percentage of
    offering price)......    None      4.25%(1)    None       None      4.75%(1)    None       None      4.75%(1)         None
  Maximum Sales Load
    Imposed on Reinvested
    Dividends............    None       None       None       None       None       None       None       None            None
  Maximum Deferred Sales
    Load (as a percentage
    of redemption
    proceeds)............    None       None(2)   5.50%(3)    None       None(2)   5.00%(3)    None       None(2)  5.50%/5.00%(4)
  Redemption Fees........    None       None       None       None       None       None       None       None            None
  Exchange Fee...........    None       None       None       None       None       None       None       None            None
ANNUAL FUND OPERATING
EXPENSES
  (as a percentage of
  average net assets):
  Management Fees(5).....   0.60%      0.60%      0.60%      0.75%      0.75%      0.75%      0.75%      0.75%           0.75%
  Distribution and
    Service (12b-1)
    Fees.................    None      0.25%      1.00%       None       None      0.80%(7)    None      0.15%(6)        0.80%(7)
  Other Expenses.........   0.30%      0.30%      0.30%      0.24%      0.48%(6)   0.36%      0.16%      0.26%           0.25%
                            -----      -----      -----      -----      -----      -----      -----      -----     -----------
Total Fund Operating
  Expenses(8)............   0.90%      1.15%      1.90%      0.99%      1.23%      1.91%      0.91%      1.16%           1.80%
                            =====      =====      =====      =====      =====      =====      =====      =====     ===========

------------------------

(1) This sales charge varies depending upon how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(2) Except for investments of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) This sales charge is imposed if Class B Shares of the Pillar Fixed Income Fund or Retail B Shares of the Galaxy High Quality Bond Fund are sold within 1 year of purchase and decreases over time depending on how long the shares are owned. Retail B Shares of the Galaxy High Quality Bond Fund purchased on or after January 1, 2001 and Class B Shares of the Pillar Fixed Income Fund will automatically convert to Retail A Shares or Class A Shares, respectively, of the Fund eight years after purchase. Retail B Shares of the Galaxy High Quality Bond Fund purchased prior to January 1, 2001 will automatically convert to Retail A Shares of the Fund six years after purchase. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(4) The Maximum Deferred Sales Load for Pillar shareholders who receive Galaxy Retail B Shares in the Reorganization will be 5.50%. The Maximum Deferred Sales Load for Galaxy Retail B Shares acquired after the Reorganization will be 5.00%. Retail B Shares of Galaxy received in exchange for

    Class B Shares of Pillar will remain subject to the Pillar Funds' Class B Shares sales charge schedule and will convert to Galaxy Retail A Shares eight years after purchase.

(5) Management Fees (after waivers) would be:

                                      CLASS I     TRUST     CLASS A    RETAIL A   CLASS B    RETAIL B
                                       SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                      --------   --------   --------   --------   --------   --------
Pillar Fixed Income Fund............   0.50%       --        0.50%       --        0.50%       --
Galaxy High Quality
Bond Fund...........................    --        0.55%       --        0.55%       --        0.55%
Combined Fund PRO FORMA.............    --        0.55%       --        0.55%       --        0.55%

    These fee waivers are voluntary and may be revised or discontinued at any time.

(6) As of the date of this proxy/prospectus, Retail A Shares of the Galaxy High Quality Bond Fund pay a 0.15% shareholder service fee, which is included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution and service (Rule 12b-1) plan for Retail A Shares of the Fund and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to 0.50% for distribution fees, but such fees would be limited to not more than 0.15% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, the Retail A shareholders of the Galaxy High Quality Bond Fund approved the plan and, accordingly, the 0.15% shareholder service fee has been recharacterized as a distribution fee.

(7) The Fund may pay Distribution and Service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to no more than 0.80% during the current fiscal year.

(8) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                                         RETAIL     CLASS
                                       CLASS I     TRUST     CLASS A       A          B       RETAIL B
                                        SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                       --------   --------   --------   --------   --------   --------
Pillar Fixed Income Fund.............   0.80%       --        1.05%       --        1.80%       --
Galaxy High Quality
Bond Fund............................    --        0.79%       --        1.03%       --        1.71%
Combined Fund PRO FORMA..............    --        0.71%       --        0.96%       --        1.60%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR FIXED INCOME FUND
  Class I Shares............................................     $92        $287       $498     $1,108
GALAXY HIGH QUALITY BOND FUND
  Trust Shares..............................................    $101        $315       $547     $1,213
COMBINED FUND PRO FORMA
  Trust Shares..............................................     $93        $290       $504     $1,120

PILLAR FIXED INCOME FUND
  Class A Shares............................................    $537        $775     $1,031     $1,763
GALAXY HIGH QUALITY BOND FUND
  Retail A Shares...........................................    $594        $847     $1,119     $1,893
COMBINED FUND PRO FORMA
  Retail A Shares...........................................    $588        $826     $1,083     $1,817

PILLAR FIXED INCOME FUND
  Class B Shares(1).........................................    $743        $997     $1,226     $2,027
GALAXY HIGH QUALITY BOND FUND
  Retail B Shares(2) .......................................    $694        $900     $1,232     $1,894
  Retail B Shares(3) .......................................    $694      $1,000     $1,332     $2,056
COMBINED FUND PRO FORMA
  Retail B Shares(4) .......................................    $733        $966     $1,175     $1,948
  Retail B Shares(5) .......................................    $683        $966     $1,275     $1,948

If you hold Class B Shares or Retail B Shares, you would pay the following expenses if you didn't sell your shares:

PILLAR FIXED INCOME FUND
  Class B Shares(1) ........................................    $193        $597     $1,026     $2,027
GALAXY HIGH QUALITY BOND FUND
  Retail B Shares(2) .......................................    $194        $600     $1,032     $1,894
  Retail B Shares(3) .......................................    $194        $600     $1,032     $2,056
COMBINED FUND PRO FORMA
  Retail B Shares(4) .......................................    $183        $566       $975     $1,948
  Retail B Shares(5) .......................................    $183        $566       $975     $1,948

------------------------

(1) Assumes Class B Shares automatically convert to Class A Shares eight years after purchase.

(2) For Retail B Shares purchased before January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares six years after purchase.

(3) For Retail B Shares purchased on or after January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(4) For Pillar Class B Shares purchased prior to the effective time of the Reorganization that were replaced with Retail B Shares in connection with the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(5) For Retail B Shares purchased by Galaxy shareholders on or after January 1, 2001 and Retail B Shares purchased by Pillar shareholders after the effective time of the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND -- CLASS I SHARES AND CLASS A SHARES

   GALAXY NEW JERSEY MUNICIPAL BOND FUND -- TRUST SHARES AND RETAIL A SHARES

                                             PILLAR                   GALAXY
                                           NEW JERSEY               NEW JERSEY
                                            MUNICIPAL                MUNICIPAL                 COMBINED FUND
                                         SECURITIES FUND             BOND FUND                   PRO FORMA
                                       -------------------      -------------------         -------------------
                                       CLASS I    CLASS A        TRUST     RETAIL A          TRUST     RETAIL A
                                        SHARES     SHARES        SHARES     SHARES           SHARES     SHARES
                                       --------   --------      --------   --------         --------   --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)..................    None      3.00%(1)       None      4.75%(1)           None     4.75%(1)
  Maximum Sales Load Imposed on
    Reinvested Dividends.............    None       None          None       None              None      None
  Maximum Deferred Sales Load (as a
    percentage of redemption
    proceeds)........................    None       None(2)       None       None(2)           None      None(2)
  Redemption Fees....................    None       None          None       None              None      None
  Exchange Fee.......................    None       None          None       None              None      None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets):
  Management Fees(3).................   0.60%      0.60%         0.75%      0.75%             0.75%     0.75%
  Distribution and Service (12b-1)
    Fees.............................    None      0.25%          None       None              None     0.15%(5)
  Other Expenses.....................   0.34%      0.34%         0.89%(4)   1.27%(4)(5)       0.15%     0.20%
                                        -----      -----         -----      -----           -------     -----

Total Fund Operating Expenses(6).....   0.94%      1.19%         1.64%      2.02%             0.90%     1.10%
                                        =====      =====         =====      =====           =======     =====

------------------------

(1) This sales charge varies depending upon how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(2) Except for investments of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) Management Fees (after waivers) are expected to be:

                                                      CLASS I     TRUST     CLASS A    RETAIL A
                                                       SHARES     SHARES     SHARES     SHARES
                                                      --------   --------   --------   --------
Pillar New Jersey Municipal Securities Fund.........   0.46%       --        0.46%       --
Galaxy New Jersey Municipal Bond Fund...............    --        0.25%       --        0.25%
Combined Fund PRO FORMA.............................    --        0.55%       --        0.55%

    These fee waivers are voluntary and may be revised or discontinued at any time.

(4) Other Expenses (after waivers) are expected to be:

                                                               TRUST     RETAIL A
                                                               SHARES     SHARES
                                                              --------   --------
    Galaxy New Jersey Municipal Bond Fund...................   0.67%      0.86%

(5) As of the date of this proxy/prospectus, Retail A Shares of the Galaxy New Jersey Municipal Bond Fund pay a 0.15% shareholder service fee, which is included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution and service
    (Rule 12b-1) plan for Retail A Shares of the Fund and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to

    0.50% for distribution fees, but such fees would be limited to not more than 0.15% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, Retail A shareholders of the Galaxy New Jersey Municipal Bond Fund approved the Plan and, accordingly, the 0.15% shareholder service fee has been recharacterized as a distribution fee.

(6) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                              CLASS I     TRUST     CLASS A    RETAIL A
                                                               SHARES     SHARES     SHARES     SHARES
                                                              --------   --------   --------   --------
    Pillar New Jersey Municipal Securities Fund.............   0.80%       --        1.05%       --
    Galaxy New Jersey Municipal Bond Fund...................    --        0.92%       --        1.11%
    Combined Fund PRO FORMA.................................    --        0.70%       --        0.90%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND
  Class I Shares............................................     $96        $300       $520     $1,155
GALAXY NEW JERSEY MUNICIPAL BOND FUND
  Trust Shares..............................................    $167        $517       $892     $1,944
COMBINED FUND PRO FORMA
  Trust Shares..............................................     $92        $287       $498     $1,108
PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND
  Class A Shares............................................    $418        $667       $935     $1,700
GALAXY NEW JERSEY MUNICIPAL BOND FUND
  Retail A Shares...........................................    $670      $1,078     $1,511     $2,712
COMBINED FUND PRO FORMA
  Retail A Shares...........................................    $582        $808     $1,052     $1,752

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

  PILLAR PENNSYLVANIA MUNICIPAL SECURITIES FUND -- CLASS I SHARES AND CLASS A
                                     SHARES

  GALAXY PENNSYLVANIA MUNICIPAL BOND FUND -- TRUST SHARES AND RETAIL A SHARES

                                                                                       GALAXY
                                                                                    PENNSYLVANIA
                                                              PILLAR PENNSYLVANIA    MUNICIPAL
                                                                   MUNICIPAL         BOND FUND
                                                                SECURITIES FUND      PRO FORMA
                                                              -------------------   ------------
                                                              CLASS I    CLASS A
                                                               SHARES     SHARES    TRUST SHARES
                                                              --------   --------   ------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price)......................................    None      3.00%(1)       None
  Maximum Sales Load Imposed on Reinvested Dividends........    None       None          None
  Maximum Deferred Sales Load (as a percentage of redemption
    proceeds)...............................................    None       None(2)       None
  Redemption Fees...........................................    None       None          None
  Exchange Fee..............................................    None       None          None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average
  net assets):
  Management Fees(3)........................................   0.60%      0.60%         0.75%
  Distribution and Service (12b-1) Fees.....................    None      0.25%          None
  Other Expenses............................................   0.41%      0.41%         0.32%
                                                               -----      -----         -----
Total Fund Operating Expenses(4)............................   1.01%      1.26%         1.07%
                                                               =====      =====         =====

------------------------

(1) This sales charge varies depending upon how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(2) Except for investments of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) Management Fees (after waivers) would be:

                                                              CLASS I    CLASS A     TRUST
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
    Pillar Pennsylvania Municipal Securities Fund...........   0.39%      0.39%       --
    Galaxy Pennsylvania Municipal Bond Fund PRO FORMA.......    --         --        0.45%

    These fee waivers are voluntary and may be revised or discontinued at any time.

(4) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                              CLASS I    CLASS A     TRUST
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
Pillar Pennsylvania Municipal Securities Fund...............   0.80%      1.05%       --
Galaxy Pennsylvania Municipal Bond Fund PRO FORMA...........    --         --        0.77%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR PENNSYLVANIA MUNICIPAL SECURITIES FUND
  Class I Shares............................................    $103       $322       $558      $1,236
PILLAR PENNSYLVANIA MUNICIPAL SECURITIES FUND
  Class A Shares............................................    $425       $688       $971      $1,777
GALAXY PENNSYLVANIA MUNICIPAL BOND FUND PRO FORMA
  Trust Shares..............................................    $109       $340       $590      $1,306

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

   PILLAR BALANCED FUND -- CLASS I SHARES, CLASS A SHARES AND CLASS B SHARES

   GALAXY ASSET ALLOCATION FUND -- TRUST SHARES, RETAIL A SHARES AND RETAIL B
                                     SHARES

                                                                    GALAXY ASSET                      COMBINED FUND
                               PILLAR BALANCED FUND               ALLOCATION FUND                       PRO FORMA
                          ------------------------------   ------------------------------   ----------------------------------
                          CLASS I    CLASS A    CLASS B     TRUST     RETAIL A   RETAIL B    TRUST     RETAIL A     RETAIL B
                           SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES       SHARES
                          --------   --------   --------   --------   --------   --------   --------   --------   ------------
  SHAREHOLDER
  TRANSACTION EXPENSES:
    Maximum Sales Load
      Imposed on
      Purchases (as a
      percentage of
      offering price)...    None      5.50%(1)    None       None      5.75%(1)    None       None      5.75%(1)         None
    Maximum Sales Load
      Imposed on
      Reinvested
      Dividends.........    None       None       None       None       None       None       None       None            None
    Maximum Deferred
      Sales Load (as a
      percentage of
      redemption
      proceeds).........    None       None(2)   5.50%(3)    None       None(2)   5.00%(3)    None       None(2)  5.50%/5.00%(4)
    Redemption Fees.....    None       None       None       None       None       None       None       None            None
    Exchange Fee........    None       None       None       None       None       None       None       None            None
  ANNUAL FUND OPERATING
  EXPENSES (as a
  percentage of average
  net assets):
    Management Fees.....   0.75%(5)   0.75%(5)   0.75%(5)   0.75%      0.75%      0.75%      0.75%      0.75%           0.75%
    Distribution and
      Service (12b-1)
      Fees..............    None      0.25%      1.00%       None       None      0.95%(7)    None      0.25%(6)        0.95%(7)
    Other Expenses......   0.46%      0.46%      0.46%      0.34%      0.54%(6)   0.29%      0.31%      0.24%           0.29%
                           -----      -----      -----      -----      -----      -----      -----      -----     -----------
  Total Fund Operating
  Expenses..............   1.21%(8)   1.46%(8)   2.21%(8)   1.09%      1.29%      1.99%      1.06%      1.24%           1.99%
                           =====      =====      =====      =====      =====      =====      =====      =====     ===========

------------------------------

(1) This sales charge varies depending upon how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Pillar Funds."

(2) Except on investments of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) This sales charge is imposed if Class B Shares of the Pillar Balanced Fund or Retail B Shares of the Galaxy Asset Allocation Fund are sold within 1 year of purchase and decreases over time depending on how long the shares are owned. Retail B Shares of the Galaxy Asset Allocation Fund purchased on or after January 1, 2001 and Class B Shares of the Pillar Balanced Fund will automatically convert to Retail A Shares or Class A Shares, respectively, of the applicable Fund eight years after purchase. Retail B Shares of the Galaxy Asset Allocation Fund purchased prior to January 1, 2001 will automatically convert to Retail A Shares of the Fund six years after purchase. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(4) The Maximum Deferred Sales Load for Pillar shareholders who receive Galaxy Retail B Shares in the Reorganization will be 5.50%. The Maximum Deferred Sales Load for Galaxy Retail B Shares acquired after the Reorganization will be 5.00%. Retail B Shares of Galaxy received in exchange for Class B Shares of Pillar will remain subject to the Pillar Funds' Class B Shares sales charge schedule and will convert to Galaxy Retail A Shares eight years after purchase.

(5) Management Fees (after waivers) would be:

                                                                                    CLASS
                                                              CLASS I    CLASS A      B
                                                               SHARES     SHARES    SHARES
                                                              --------   --------   ------
Pillar Balanced Fund........................................   0.54%      0.54%     0.54%

This fee waiver is voluntary and may be revised or discontinued at any time.

(6) As of the date of this proxy/prospectus, Retail A Shares of the Galaxy Asset Allocation Fund pay a 0.30% shareholder service fee, which are included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution and service
     (Rule 12b-1) plan for Retail A Shares of the Fund and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to 0.50% for distribution fees, but such fees would be limited to not more than 0.25% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, Retail A Shareholders of the Galaxy Asset Allocation Fund approved the plan and, accordingly, the 0.30% shareholder service fee has been recharacterized as a 0.25% distribution fee.

(7) The Fund may pay Distribution and Service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to no more than 0.95% during the current fiscal year.

(8) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.
    Total Fund Operating Expenses (after waivers) would be:

                                                              CLASS I    CLASS A    CLASS B
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
Pillar Balanced Fund........................................   1.00%      1.25%      2.00%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR BALANCED FUND
  Class I Shares............................................    $123        $384       $665     $1,466
GALAXY ASSET ALLOCATION FUND
  Trust Shares..............................................    $111        $347       $601     $1,329
COMBINED FUND PRO FORMA
  Trust Shares..............................................    $108        $337       $585      $1294

PILLAR BALANCED FUND
  Class A Shares............................................    $690        $986     $1,304     $2,200
GALAXY ASSET ALLOCATION FUND
  Retail A Shares...........................................    $699        $960     $1,242     $2,042
COMBINED FUND PRO FORMA
  Retail A Shares...........................................    $694        $946     $1,217     $1,989

PILLAR BALANCED FUND
  Class B Shares(1) ........................................    $774      $1,091     $1,385     $2,355
GALAXY ASSET ALLOCATION FUND
  Retail B Shares(2) .......................................    $702        $924     $1,273     $1,971
  Retail B Shares(3) .......................................    $702      $1,024     $1,373     $2,136
COMBINED FUND PRO FORMA
  Retail B Shares(4) .......................................    $752      $1,024     $1,273     $2,123
  Retail B Shares(5) .......................................    $702      $1,024     $1,373     $2,123

If you hold Class B Shares or Retail B Shares, you would pay the following expenses if you didn't sell your shares:

PILLAR BALANCED FUND
  Class B Shares(1).........................................    $224        $691     $1,185     $2,355
GALAXY ASSET ALLOCATION FUND
  Retail B Shares(2) .......................................    $202        $624     $1,073     $1,971
  Retail B Shares(3) .......................................    $202        $624     $1,073     $2,136
COMBINED FUND PRO FORMA
  Retail B Shares(4) .......................................    $202        $624     $1,073     $2,123
  Retail B Shares(5) .......................................    $202        $624     $1,073     $2,123

------------------------

(1) Assumes Class B Shares automatically convert to Class A Shares eight years after purchase.

(2) For Retail B Shares purchased before January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares six years after purchase.

(3) For Retail B Shares purchased on or after January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(4) For Pillar Class B Shares purchased prior to the effective time of the Reorganization that were replaced with Retail B Shares in connection with the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(5) For Retail B Shares purchased by Galaxy shareholders on or after January 1, 2001 and Retail B Shares purchased by Pillar shareholders after the effective time of the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

 PILLAR EQUITY INCOME FUND -- CLASS I SHARES, CLASS A SHARES AND CLASS B SHARES

 GALAXY EQUITY INCOME FUND -- TRUST SHARES, RETAIL A SHARES AND RETAIL B SHARES

                                  PILLAR EQUITY                    GALAXY EQUITY                      COMBINED FUND
                                   INCOME FUND                      INCOME FUND                         PRO FORMA
                          ------------------------------   ------------------------------   ----------------------------------
                          CLASS I    CLASS A    CLASS B     TRUST     RETAIL A   RETAIL B    TRUST     RETAIL A     RETAIL B
                           SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES       SHARES
                          --------   --------   --------   --------   --------   --------   --------   --------   ------------
  SHAREHOLDER
  TRANSACTION EXPENSES:
    Maximum Sales Load
      Imposed on
      Purchases (as a
      percentage of
      offering price)...    None      5.50%(1)    None       None      5.75%(1)    None       None      5.75%(1)         None
    Maximum Sales Load
      Imposed on
      Reinvested
      Dividends.........    None       None       None       None       None       None       None       None            None
    Maximum Deferred
      Sales Load (as a
      percentage of
      redemption
      proceeds).........    None       None(2)   5.50%(3)    None       None(2)   5.00%(3)    None       None(2)  5.50%/5.00%(4)
    Redemption Fees.....    None       None       None       None       None       None       None       None            None
    Exchange Fee........    None       None       None       None       None       None       None       None            None
  ANNUAL FUND OPERATING
  EXPENSES (as a
  percentage of average
  net assets):
    Management Fees.....   0.75%(5)   0.75%(5)   0.75%(5)   0.75%      0.75%      0.75%      0.75%      0.75%           0.75%
    Distribution and
      Service (12b-1)
      Fees..............    None      0.25%      1.00%       None       None      0.95%(7)    None      0.25%(6)        0.95%(7)
    Other Expenses......   0.39%      0.39%      0.39%      0.16%      0.58%(6)   0.38%      0.12%      0.25%           0.27%
                           -----      -----      -----      -----      -----      -----      -----      -----     -----------
  Total Fund Operating
    Expenses............   1.14%(8)   1.39%(8)   2.14%(8)   0.91%      1.33%      2.08%      0.87%      1.25%           1.97%
                           =====      =====      =====      =====      =====      =====      =====      =====     ===========

------------------------------

(1) This sales charge varies depending on how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(2) Except for investments of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) This sales charge is imposed if Class B Shares of the Pillar Equity Income Fund or Retail B Shares of the Galaxy Equity Income Fund are sold within 1 year of purchase and decreases over time depending on how long the shares are owned. Retail B Shares of the Galaxy Equity Income Fund purchased on or after January 1, 2001 and Class B Shares of the Pillar Equity Income Fund will automatically convert to Retail A Shares or Class A Shares, respectively, of the applicable Fund eight years after purchase. Retail B Shares of the Galaxy Equity Income Fund purchased prior to January 1, 2001, will automatically convert to Retail A Shares of the Fund six years after purchase. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(4) The Maximum Deferred Sales Load for Pillar shareholders who receive Galaxy Retail B Shares in the Reorganization will be 5.50%. The Maximum Deferred Sales Load for Galaxy Retail B Shares acquired after the Reorganization will be 5.00%. Retail B Shares of Galaxy received in exchange for Class B Shares of Pillar will remain subject to the Pillar Funds' Class B Shares sales charge schedule and will convert to Galaxy Retail A Shares eight years after purchase.

(5) Management Fees (after waivers) would be:

                                                              CLASS I    CLASS A    CLASS B
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
   Pillar Equity Income Fund................................   0.61%      0.61%      0.61%

   This fee waiver is voluntary and may be revised or discontinued at any time.

(6) As of the date of this proxy/prospectus, Retail A Shares of the Galaxy Equity Income Fund pay a 0.30% shareholder service fee, which is included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution and service (Rule 12b-1) plan for Retail A Shares of the Fund and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to 0.50% for distribution fees, but such fees would be limited to not more than 0.25% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, Retail A Shareholders of the Galaxy Equity Income Fund approved the plan and, accordingly, the 0.30% shareholder service fee has been recharacterized as a 0.25% distribution fee.

(7) The Fund may pay Distribution and Service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to no more than 0.95% during the current fiscal year.

(8) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

   Total Fund Operating Expenses (after waivers) would be:

                                                              CLASS I    CLASS A    CLASS B
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
Pillar Equity Income Fund...................................   1.00%      1.25%      2.00%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR EQUITY INCOME FUND
  Class I Shares............................................    $116        $362       $628     $1,386
GALAXY EQUITY INCOME FUND
  Trust Shares..............................................     $93        $290       $504     $1,120
COMBINED FUND PRO FORMA
  Trust Shares..............................................     $89        $278       $482     $1,073

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR EQUITY INCOME FUND
  Class A Shares............................................    $684        $966     $1,269     $2,127
GALAXY EQUITY INCOME FUND
  Retail A Shares...........................................    $703        $972     $1,262     $2,084
COMBINED FUND PRO FORMA
  Retail A Shares...........................................    $695        $949     $1,222     $1,999

PILLAR EQUITY INCOME FUND
  Class B Shares(1).........................................    $767      $1,070     $1,349     $2,282
GALAXY EQUITY INCOME FUND
  Retail B Shares(2)........................................    $711        $952     $1,319     $2,043
  Retail B Shares(3)........................................    $711      $1,052     $1,419     $2,219
COMBINED FUND PRO FORMA
  Retail B Shares(4)........................................    $750      $1,018     $1,262     $2,110
  Retail B Shares(5)........................................    $700      $1,018     $1,362     $2,110

If you hold Class B Shares or Retail B Shares, you would pay the following expenses if you didn't sell your shares:

PILLAR EQUITY INCOME FUND
  Class B Shares(1).........................................    $217        $670     $1,149     $2,282
GALAXY EQUITY INCOME FUND
  Retail B Shares(2)........................................    $211        $652     $1,119     $2,043
  Retail B Shares(3)........................................    $211        $652     $1,119     $2,219
COMBINED FUND PRO FORMA
  Retail B Shares(4)........................................    $200        $618     $1,062     $2,110
  Retail B Shares(5)........................................    $200        $618     $1,062     $2,110

------------------------

(1) Assumes Class B Shares automatically convert to Class A Shares eight years after purchase.

(2) For Retail B Shares purchased before January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares six years after purchase.

(3) For Retail B Shares purchased on or after January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(4) For Pillar Class B Shares purchased prior to the effective time of the Reorganization that were replaced with Retail B Shares in connection with the Reorganization.

(5) For Retail B Shares purchased by Galaxy shareholders on or after January 1, 2001 and Retail B Shares purchased by Pillar shareholders after the effective time of the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

 PILLAR EQUITY VALUE FUND -- CLASS I SHARES, CLASS A SHARES AND CLASS B SHARES

GALAXY LARGE CAP VALUE FUND -- TRUST SHARES, RETAIL A SHARES AND RETAIL B SHARES

                                                                                               GALAXY LARGE CAP VALUE FUND
                                                     PILLAR EQUITY VALUE FUND                           PRO FORMA
                                               ------------------------------------      ----------------------------------------
                                               CLASS I       CLASS A       CLASS B        TRUST        RETAIL A        RETAIL B
                                                SHARES        SHARES        SHARES        SHARES        SHARES          SHARES
                                               --------      --------      --------      --------      --------      ------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as
    a percentage of offering price)..........    None         5.50%(1)       None          None         5.75%(1)            None
  Maximum Sales Load Imposed on Reinvested
    Dividends................................    None          None          None          None          None               None
  Maximum Deferred Sales Load (as a
    percentage of redemption proceeds).......    None          None(2)      5.50%(3)       None          None(2)     5.50%/5.00%(4)
  Redemption Fees............................    None          None          None          None          None               None
  Exchange Fee...............................    None          None          None          None          None               None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Management Fees............................   0.75%(5)      0.75%(5)      0.75%(5)      0.75%         0.75%              0.75%
  Distribution and Service (12b-1) Fees......    None         0.25%         1.00%          None         0.25%              0.95%(6)
  Other Expenses.............................   0.33%         0.33%         0.33%         0.13%         0.26%              0.30%
                                                -----         -----         -----         -----         -----        -----------
Total Fund Operating Expenses................   1.08%(7)      1.33%(7)      2.08%(7)      0.88%         1.26%              2.00%
                                                =====         =====         =====         =====         =====        ===========

------------------------------

(1) This sales charge varies depending upon how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(2) Except on purchases of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) This sales charge is imposed if Class B Shares of the Pillar Equity Value Fund and Retail B Shares of the Galaxy Large Cap Value Fund are sold within 1 year of purchase and decreases over time depending on how long the shares are owned. Retail B Shares of the Galaxy Large Cap Value Fund and Class B Shares of the Pillar Equity Value Fund will automatically convert to Retail A Shares or Class A Shares, respectively, of the applicable Fund eight years after purchase. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(4) The Maximum Deferred Sales Load for Pillar shareholders who receive Galaxy Retail B Shares in the Reorganization will be 5.50%. The Maximum Deferred Sales Load for Galaxy Retail B Shares acquired after the Reorganization will be 5.00%. Retail B Shares of Galaxy received in exchange for Class B Shares of Pillar will remain subject to the Pillar Funds' Class B Shares sales charge schedule and will convert to Galaxy Retail A Shares eight years after purchase.

(5) Management Fees (after waivers) would be:

                                                        CLASS I    CLASS A    CLASS B
                                                         SHARES     SHARES     SHARES
                                                        --------   --------   --------
    Pillar Equity Value Fund..........................   0.67%      0.67%      0.67%

   This fee waiver is voluntary and may be revised or discontinued at any time.

(6) The Fund may pay Distribution and Service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to no more than 0.95% during the current fiscal year.

(7) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                              CLASS I    CLASS A    CLASS B
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
Pillar Equity Value Fund....................................   1.00%      1.25%      2.00%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR EQUITY VALUE FUND
  Class I Shares............................................    $110        $343       $595     $1,317
GALAXY LARGE CAP VALUE FUND PRO FORMA
  Trust Shares..............................................     $90        $281       $488     $1,084

PILLAR EQUITY VALUE FUND
  Class A Shares............................................    $678        $948     $1,239     $2,063
GALAXY LARGE CAP VALUE FUND PRO FORMA
  Retail A Shares...........................................    $696        $952     $1,227     $2,010

PILLAR EQUITY VALUE FUND
  Class B Shares(1) ........................................    $761      $1,052     $1,319     $2,219
GALAXY LARGE CAP VALUE FUND PRO FORMA
  Retail B Shares(2)........................................    $753      $1,027     $1,278     $2,136
  Retail B Shares(3)........................................    $703      $1,027     $1,378     $2,136

If you hold Class B Shares or Retail B Shares, you would pay the following expenses if you didn't sell your shares:
PILLAR EQUITY VALUE FUND
  Class B Shares(1).........................................    $211        $652     $1,119     $2,219
GALAXY LARGE CAP VALUE FUND PRO FORMA
  Retail B Shares(2)........................................    $203        $627     $1,078     $2,136
  Retail B Shares(3)........................................    $203        $627     $1,078     $2,136

------------------------

(1) Assumes Class B Shares automatically convert to Class A Shares eight years after purchase.

(2) For Pillar Class B Shares purchased prior to the effective time of the Reorganization that were replaced with Retail B Shares in connection with the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(3) For Retail B Shares purchased after the effective time of the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares after eight years.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

 PILLAR EQUITY GROWTH FUND -- CLASS I SHARES, CLASS A SHARES AND CLASS B SHARES

   GALAXY LARGE CAP GROWTH FUND -- TRUST SHARES, RETAIL A SHARES AND RETAIL B
                                     SHARES

                                                                                               GALAXY LARGE CAP GROWTH FUND
                                                    PILLAR EQUITY GROWTH FUND                           PRO FORMA
                                               ------------------------------------      ----------------------------------------
                                               CLASS I       CLASS A       CLASS B        TRUST        RETAIL A        RETAIL B
                                                SHARES        SHARES        SHARES        SHARES        SHARES          SHARES
                                               --------      --------      --------      --------      --------      ------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as
    a percentage of offering price)..........    None         5.50%(1)       None          None         5.75%(1)            None
  Maximum Sales Load Imposed on Reinvested
    Dividends................................    None          None          None          None          None               None
  Maximum Deferred Sales Load (as a
    percentage of redemption proceeds).......    None          None(2)      5.50%(3)       None          None(2)     5.50%/5.00%(4)
  Redemption Fees............................    None          None          None          None          None               None
  Exchange Fee...............................    None          None          None          None          None               None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Management Fees............................   0.75%(5)      0.75%(5)      0.75%(5)      0.75%         0.75%              0.75%
  Distribution and Service (12b-1) Fees......    None         0.25%         1.00%          None         0.25%              0.95%(6)
  Other Expenses.............................   0.32%         0.32%         0.32%         0.13%         0.34%              0.33%
                                                -----         -----         -----         -----         -----        -----------
Total Fund Operating Expenses................   1.07%(7)      1.32%(7)      2.07%(7)      0.88%         1.34%              2.03%
                                                =====         =====         =====         =====         =====        ===========

------------------------------

(1) This sales charge varies depending upon how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(2) Except for investments of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) This sales charge is imposed if Class B Shares of the Pillar Equity Growth Fund or Retail B Shares of the Galaxy Large Cap Growth Fund are sold within one year of purchase and declines over time depending on how long the shares are owned. Retail B Shares of the Galaxy Large Cap Growth Fund and Class B Shares of the Pillar Equity Growth Fund will automatically convert to Retail A Shares or Class A Shares, respectively, of the applicable Fund eight years after purchase. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(4) The Maximum Deferred Sales Load for Pillar shareholders who receive Galaxy Retail B Shares in the Reorganization will be 5.50%. The Maximum Deferred Sales Load for Galaxy Retail B Shares acquired after the Reorganization will be 5.00%. Retail B Shares of Galaxy received in exchange for Class B Shares of Pillar will remain subject to the Pillar Funds' Class B Shares sales charge schedule and will convert to Galaxy Retail A Shares eight years after purchase.

(5) Management Fees (after waivers) would be:

                                                              CLASS I    CLASS A    CLASS B
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
Pillar Equity Growth Fund...................................   0.68%      0.68%      0.68%

   This fee waiver is voluntary and may be revised or discontinued at any time.

(6) The Fund may pay Distribution and Service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to no more than 0.95% during the current fiscal year.

(7) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                              CLASS I    CLASS A    CLASS B
                                                               SHARES     SHARES     SHARES
                                                              --------   --------   --------
Pillar Equity Growth Fund...................................   1.00%      1.25%      2.00%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR EQUITY GROWTH FUND
  Class I Shares............................................    $109        $340       $590     $1,306
GALAXY LARGE CAP GROWTH FUND PRO FORMA
  Trust Shares..............................................     $90        $281       $488     $1,084

PILLAR EQUITY GROWTH FUND
  Class A Shares............................................    $677        $945     $1,234     $2,053
GALAXY LARGE CAP GROWTH FUND PRO FORMA
  Retail A Shares...........................................    $704        $975     $1,267     $2,095

PILLAR EQUITY GROWTH FUND
  Class B Shares(1).........................................    $760      $1,049     $1,314     $2,208
GALAXY LARGE CAP GROWTH FUND PRO FORMA
  Retail B Shares(2)........................................    $756      $1,037     $1,293     $2,181
  Retail B Shares(3)........................................    $706      $1,037     $1,393     $2,181

If you hold Class B Shares or Retail B Shares, you would pay the following expenses if you didn't sell your shares:

PILLAR EQUITY GROWTH FUND
  Class B Shares(1).........................................    $210        $649     $1,114     $2,208
GALAXY LARGE CAP GROWTH FUND PRO FORMA
  Retail B Shares(2)........................................    $206        $637     $1,093     $2,181
  Retail B Shares(3)........................................    $206        $637     $1,093     $2,181

------------------------

(1) Assumes Class B Shares automatically convert to Class A Shares eight years after purchase.

(2) For Pillar Class B Shares purchased prior to the effective time of the Reorganization that were replaced with Retail B Shares in connection with the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(3) For Retail B Shares purchased after the effective time of the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

                     PILLAR MID CAP FUND -- CLASS I SHARES

                     GALAXY GROWTH FUND II -- TRUST SHARES

                                                                               GALAXY        COMBINED
                                                            PILLAR MID         GROWTH          FUND
                                                             CAP FUND         FUND II       PRO FORMA
                                                          ---------------   ------------   ------------
                                                          CLASS I SHARES    TRUST SHARES   TRUST SHARES
                                                          ---------------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a
    percentage of offering price).......................        None            None           None
  Maximum Sales Load Imposed on Reinvested Dividends....        None            None           None
  Maximum Deferred Sales Load (as a percentage of
    redemption proceeds)................................        None            None           None
  Redemption Fees.......................................        None            None           None
  Exchange Fee..........................................        None            None           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
  Management Fees (1)...................................       0.75%           0.75%          0.75%
  Distribution and Service (12b-1) Fees.................        None            None           None
  Other Expenses........................................       0.43%           0.24%          0.20%
                                                               -----           -----          -----
Total Fund Operating Expenses (2).......................       1.18%           0.99%          0.95%
                                                               =====           =====          =====

------------------------

(1) Management Fees (after waivers) would be:

                                                              CLASS I     TRUST
                                                               SHARES     SHARES
                                                              --------   --------
Pillar Mid Cap Fund.........................................   0.37%       --
Galaxy Growth Fund II.......................................    --        0.64%
Combined Fund PRO FORMA.....................................    --        0.71%

   These fee waivers are voluntary and may be revised or discontinued at any time.

(2) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                                              CLASS I     TRUST
                                                               SHARES     SHARES
                                                              --------   --------
Pillar Mid Cap Fund.........................................   0.80%       --
Galaxy Growth Fund II.......................................    --        0.88%
Combined Fund PRO FORMA.....................................    --        0.91%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Funds

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Funds' actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR MID CAP FUND
  Class I Shares............................................    $120       $375       $649      $1,432
GALAXY GROWTH FUND II
  Trust Shares..............................................    $101       $315       $547      $1,213
COMBINED FUND PRO FORMA
  Trust Shares..............................................     $97       $303       $525      $1,166

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

 PILLAR INTERNATIONAL EQUITY FUND -- CLASS I SHARES, CLASS A SHARES AND CLASS B
                                     SHARES

 GALAXY INTERNATIONAL EQUITY FUND -- TRUST SHARES, RETAIL A SHARES AND RETAIL B
                                     SHARES

                                PILLAR INTERNATIONAL             GALAXY INTERNATIONAL                  COMBINED FUND
                                    EQUITY FUND                      EQUITY FUND                         PRO FORMA
                           ------------------------------   ------------------------------   ----------------------------------
                           CLASS I    CLASS A    CLASS B     TRUST     RETAIL A   RETAIL B    TRUST     RETAIL A     RETAIL B
                            SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES       SHARES
                           --------   --------   --------   --------   --------   --------   --------   --------   ------------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load
    Imposed on Purchases
    (as a percentage of
    offering price)......    None      5.50%(1)    None       None      5.75%(1)    None       None      5.75%(1)         None
  Maximum Sales Load
    Imposed on Reinvested
    Dividends............    None       None       None       None       None       None       None       None            None
  Maximum Deferred Sales
    Load (as a percentage
    of redemption
    proceeds)............    None       None(2)   5.50%(3)    None       None(2)   5.00%(3)    None       None(2)  5.50%/5.00%(4)
  Redemption Fees........    None       None       None       None       None       None       None       None            None
  Exchange Fee...........    None       None       None       None       None       None       None       None            None
ANNUAL FUND OPERATING
EXPENSES
  (as a percentage of
  average net assets):
  Management Fees (5)....   1.00%      1.00%      1.00%      0.87%      0.87%      0.87%      0.87%      0.87%           0.87%
  Distribution and
    Service (12b-1)
    Fees.................    None      0.25%      1.00%       None       None      0.95%(7)    None      0.25%(6)        0.95%(7)
  Other Expenses.........   0.60%      0.60%      0.60%      0.25%      0.70%(6)   0.82%      0.24%      0.41%           0.63%
                            -----      -----      -----      -----      -----      -----      -----      -----     -----------
Total Fund Operating
Expenses(8)..............   1.60%      1.85%      2.60%      1.12%      1.57%      2.64%      1.11%      1.53%           2.45%
                            =====      =====      =====      =====      =====      =====      =====      =====     ===========

------------------------

(1) This sales charge varies depending upon how much is invested. Reduced sales charges may be available. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(2) Except for investments of $1,000,000 or more. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(3) This sales charge is imposed if Class B Shares of the Pillar International Equity Fund or Retail B Shares of the Galaxy International Equity Fund are sold within 1 year of purchase and decreases over time depending on how long the shares are owned. Retail B Shares of the Galaxy International Equity Fund purchased on or after January 1, 2001 and Class B Shares of the Pillar International Equity Fund will automatically convert to Retail A Shares or Class A Shares, respectively, of the applicable Fund eight years after purchase. Retail B Shares of the Galaxy International Equity Fund purchased prior to January 1, 2001 will automatically convert to Retail A Shares of the Fund six years after purchase. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds."

(4) The Maximum Deferred Sales Load for Pillar shareholders who receive Galaxy Retail B Shares in the Reorganization will be 5.50%. The Maximum Deferred Sales Load for Galaxy Retail B Shares acquired after the Reorganization will be 5.00%. Retail B Shares of Galaxy received in exchange for Class B Shares of Pillar will remain subject to the Pillar Funds' Class B Shares sales charge schedule and will convert to Galaxy Retail A Shares eight years after purchase.

(5) Management Fees (after waivers) would be:

                                      CLASS I     TRUST     CLASS A    RETAIL A   CLASS B    RETAIL B
                                       SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                      --------   --------   --------   --------   --------   --------
Pillar International Equity Fund....   0.90%       --        0.90%       --        0.90%       --
Galaxy International Equity Fund....    --        0.62%       --        0.62%       --        0.62%
Combined Fund PRO FORMA.............    --        0.62%       --        0.62%       --        0.62%

   These fee waivers are voluntary and may be revised or discontinued at any time.

(6) As of the date of this proxy/prospectus, Retail A Shares of the Galaxy International Equity Fund pay a 0.30% shareholder service fee, which is included in Other Expenses. At the December 14, 2000 Galaxy Board of Trustees Meeting, the Board approved a distribution and service
    (Rule 12b-1) plan for Retail A Shares of the Fund and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If approved, the plan would allow Retail A Shares to pay up to 0.50% for distribution fees, but such fees would be limited to not more than 0.25% during the current fiscal year. The expense table for the Combined Fund PRO FORMA assumes that as of the effective time of the Reorganization, Retail A Shareholders of the Galaxy International Equity Fund approved the plan and, accordingly, the 0.30% shareholder service fee has been recharacterized as a 0.25% distribution fee.

(7) The Fund may pay Distribution and Service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to no more than 0.95% during the current fiscal year.

(8) As a result of fee waivers, Total Fund Operating Expenses are expected to be less than the amounts shown above. These waivers may be revised or discontinued at any time.

    Total Fund Operating Expenses (after waivers) would be:

                                      CLASS I     TRUST     CLASS A    RETAIL A   CLASS B    RETAIL B
                                       SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                      --------   --------   --------   --------   --------   --------
Pillar International Equity Fund....   1.50%       --        1.75%       --        2.50%       --
Galaxy International Equity Fund....    --        0.87%       --        1.32%       --        2.39%
Combined Fund PRO FORMA.............    --        0.86%       --        1.28%       --        2.20%

EXAMPLES

These examples help you compare the cost of investing in the respective Funds. The examples assume:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
PILLAR INTERNATIONAL EQUITY FUND
  Class I Shares............................................    $163        $505       $871     $1,900
GALAXY INTERNATIONAL EQUITY FUND
  Trust Shares..............................................    $114        $356       $617     $1,363
COMBINED FUND PRO FORMA
  Trust Shares..............................................    $113        $353       $612     $1,352

PILLAR INTERNATIONAL EQUITY FUND
  Class A Shares............................................    $728      $1,100     $1,496     $2,600
GALAXY INTERNATIONAL EQUITY FUND
  Retail A Shares...........................................    $726      $1,042     $1,381     $2,335
COMBINED FUND PRO FORMA
  Retail A Shares...........................................    $722      $1,031     $1,361     $2,294

PILLAR INTERNATIONAL EQUITY FUND
  Class B Shares(1) ........................................    $813      $1,208     $1,580     $2,752
GALAXY INTERNATIONAL EQUITY FUND
  Retail B Shares(2) .......................................    $767      $1,120     $1,600     $2,474
  Retail B Shares(3) .......................................    $767      $1,220     $1,700     $2,714
COMBINED FUND PRO FORMA
  Retail B Shares(4) .......................................    $798      $1,164     $1,506     $2,559
  Retail B Shares(5) .......................................    $748      $1,164     $1,606     $2,559

If you hold Class B Shares or Retail B Shares, you would pay the following expenses if you didn't sell your shares:

PILLAR INTERNATIONAL EQUITY FUND
  Class B Shares(1) ........................................    $263        $808     $1,380     $2,752
GALAXY INTERNATIONAL EQUITY FUND
  Retail B Shares(2) .......................................    $267        $820     $1,400     $2,474
  Retail B Shares(3) .......................................    $267        $820     $1,400     $2,714
COMBINED FUND PRO FORMA
  Retail B Shares(4) .......................................    $248        $764     $1,306     $2,559
  Retail B Shares(5) .......................................    $248        $764     $1,306     $2,559

------------------------

(1) Assumes Class B Shares automatically convert to Class A Shares eight years after purchase.

(2) For Retail B Shares purchased before January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares six years after purchase.

(3) For Retail B Shares purchased on or after January 1, 2001. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(4) For Pillar Class B Shares purchased prior to the effective time of the Reorganization that were replaced with Retail B Shares in connection with the Reorganization. Assumes Retail B Shares automatically convert to Retail A Shares eight years after purchase.

(5) For Retail B Shares purchased by Galaxy shareholders on or after January 1, 2001 and Retail B Shares purchased by Pillar shareholders after the effective time of the Reorganization.

    The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

                                    TABLE I

    The following table shows (i) the current annualized total expense ratio as of December 31, 2000 of each of the Pillar Funds, before and after fee waivers and/or expense reimbursements; (ii) the annualized total expense ratio of each of the Galaxy Funds, before and after fee waivers and/or expense reimbursements, restated to reflect the expenses each Fund expects to incur during the current fiscal year; and (iii) the PRO FORMA annualized total expense ratio of the Shell Galaxy Funds or the combined portfolios consisting of a Pillar Fund and its Corresponding Galaxy Fund, as the case may be, before and after fee waivers, based upon the fee arrangements and commitments that will be in place upon consummation of the Reorganization. FEE WAIVERS ARE VOLUNTARY AND MAY BE REVISED OR DISCONTINUED AT ANY TIME. It should be noted that although for certain classes of certain Galaxy Funds the total operating expense ratios (after fee waivers) are higher than their Corresponding Pillar Funds, such Pillar Fund expense ratios resulted from fee waivers by the Pillar Funds' investment adviser which could be discontinued at any time, and will be discontinued not later than the consummation of the Reorganization. It should also be noted that the actual expense ratios of the Galaxy Funds after the consummation of the Reorganization could differ from the PRO FORMA annualized totals shown below.

    PLEASE REVIEW THIS INFORMATION CAREFULLY, AS IT SHOWS THE IMPACT OF THE REORGANIZATION ON THE COSTS ASSOCIATED WITH YOUR INVESTMENT.

    Detailed PRO FORMA expense information for each proposed Reorganization is included above in the section entitled "Expense Comparision -- Fees and Expenses."

                           TOTAL EXPENSE INFORMATION

                               TOTAL       TOTAL                                    TOTAL       TOTAL
                             OPERATING   OPERATING                                OPERATING   OPERATING
                             EXPENSES    EXPENSES    CORRESPONDING                EXPENSES    EXPENSES
PILLAR FUND/                  BEFORE       AFTER     GALAXY FUND/                  BEFORE       AFTER
SHARE CLASS                   WAIVERS     WAIVERS    SHARE CLASS                   WAIVERS     WAIVERS
-------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS:
Pillar U.S.                                          Galaxy U.S.
Treasury Securities                                  Treasury Money
Money Market Fund                                    Market Fund
Class A Shares                 0.87%       0.87%     Retail A Shares                0.65%       0.65%
Class I Shares                 0.62%       0.62%     Trust Shares                   0.49%       0.49%
-------------------------------------------------------------------------------------------------------

                                                     Galaxy
Pillar U.S.                                          Institutional
Treasury Securities                                  Treasury Money
Plus Money Market Fund                               Market Fund
Shares                         0.64%       0.55%     Class III Shares               0.54%       0.49%
-------------------------------------------------------------------------------------------------------

Pillar Prime
Obligation Money                                     Galaxy Money
Market Fund                                          Market Fund
Class A Shares                 0.88%       0.88%     Retail A Shares                0.69%       0.65%
Class B Shares                 1.63%       1.63%     Retail B Shares                1.46%       1.42%
Class I Shares                 0.63%       0.63%     Trust Shares                   0.51%       0.47%
-------------------------------------------------------------------------------------------------------

Pillar
Institutional Select                                 Galaxy Institutional
Money Market Fund                                    Money Market Fund
Shares                         0.29%       0.29%     Class I Shares                 0.31%       0.31%
-------------------------------------------------------------------------------------------------------

                                                            PRO         PRO
                                                           FORMA       FORMA
                                                           TOTAL       TOTAL
                                                         OPERATING   OPERATING
                            COMBINED FUND/               EXPENSES    EXPENSES
PILLAR FUND/                SHARE CLASS POST-             BEFORE       AFTER
SHARE CLASS                 REORGANIZATION                WAIVERS     WAIVERS
--------------------------
MONEY MARKET FUNDS:
Pillar U.S.                 Galaxy U.S.
Treasury Securities         Treasury Money
Money Market Fund           Market Fund
Class A Shares              Retail A Shares                0.60%*      0.60%*
Class I Shares              Trust Shares                   0.46%*      0.46%*
--------------------------
                            Galaxy
Pillar U.S.                 Institutional
Treasury Securities         Treasury Money
Plus Money Market Fund      Market Fund
Shares                      Class III Shares               0.53%*      0.49%*
--------------------------
Pillar Prime
Obligation Money            Galaxy Money
Market Fund                 Market Fund
Class A Shares              Retail A Shares                0.65%*      0.61%*
Class B Shares              Retail B Shares                1.38%*      1.34%*
Class I Shares              Trust Shares                   0.49%*      0.45%*
--------------------------
Pillar
Institutional Select        Galaxy Institutional
Money Market Fund           Money Market Fund
Shares                      Class I Shares                 0.30%+      0.30%+
--------------------------


                               TOTAL       TOTAL                                    TOTAL       TOTAL
                             OPERATING   OPERATING                                OPERATING   OPERATING
                             EXPENSES    EXPENSES    CORRESPONDING                EXPENSES    EXPENSES
PILLAR FUND/                  BEFORE       AFTER     GALAXY FUND/                  BEFORE       AFTER
SHARE CLASS                   WAIVERS     WAIVERS    SHARE CLASS                   WAIVERS     WAIVERS
-------------------------------------------------------------------------------------------------------
Pillar Tax-Exempt                                    Galaxy Tax-Exempt
Money Market Fund                                    Money Market Fund
Class A Shares                 0.88%       0.88%     Retail A Shares                0.64%       0.61%
Class I Shares                 0.63%       0.63%     Trust Shares                   0.51%       0.48%
-------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS:
Pillar Intermediate-
Term Government                                      Galaxy Intermediate
Securities Fund                                      Government Income Fund
Class A Shares                 1.33%       1.05%     Retail A Shares                1.18%       0.98%
Class I Shares                 1.08%       0.80%     Trust Shares                   0.90%       0.70%
-------------------------------------------------------------------------------------------------------

Pillar Fixed                                         Galaxy High Quality
Income Fund                                          Bond Fund
Class A Shares                 1.15%       1.05%     Retail A Shares                1.23%       1.03%
Class B Shares                 1.90%       1.80%     Retail B Shares                1.91%       1.71%
Class I Shares                 0.90%       0.80%     Trust Shares                   0.99%       0.79%
-------------------------------------------------------------------------------------------------------

Pillar New Jersey                                    Galaxy New Jersey
Municipal                                            Municipal Bond
Securities Fund                                      Fund
Class A Shares                 1.19%       1.05%     Retail A Shares                2.02%       1.11%
Class I Shares                 0.94%       0.80%     Trust Shares                   1.64%       0.92%
-------------------------------------------------------------------------------------------------------

Pillar Pennsylvania                                  Galaxy Pennsylvania
Municipal                                            Municipal Bond
Securities Fund                                      Fund (Shell)
Class A Shares                 1.26%       1.05%
Class I Shares                 1.01%       0.80%     Trust Shares                    n/a         n/a
-------------------------------------------------------------------------------------------------------
BALANCED AND STOCK FUNDS:

Pillar                                               Galaxy Asset
Balanced Fund                                        Allocation Fund
Class A Shares                 1.46%       1.25%     Retail A Shares                1.29%       1.29%
Class B Shares                 2.21%       2.00%     Retail B Shares                1.99%       1.99%
Class I Shares                 1.21%       1.00%     Trust Shares                   1.09%       1.09%
-------------------------------------------------------------------------------------------------------

Pillar Equity                                        Galaxy Equity
Income Fund                                          Income Fund
Class A Shares                 1.39%       1.25%     Retail A Shares                1.33%       1.33%
Class B Shares                 2.14%       2.00%     Retail B Shares                2.08%       2.08%
Class I Shares                 1.14%       1.00%     Trust Shares                   0.91%       0.91%
-------------------------------------------------------------------------------------------------------

Pillar Equity                                        Galaxy Large Cap
Value Fund                                           Value Fund (Shell)
Class A Shares                 1.33%       1.25%     Retail A Shares                 n/a         n/a
Class B Shares                 2.08%       2.00%     Retail B Shares                 n/a         n/a
Class I Shares                 1.08%       1.00%     Trust Shares                    n/a         n/a
-------------------------------------------------------------------------------------------------------

Pillar Equity                                        Galaxy Large Cap
Growth Fund                                          Growth Fund (Shell)
Class A Shares                 1.32%       1.25%     Retail A Shares                 n/a         n/a
Class B Shares                 2.07%       2.00%     Retail B Shares                 n/a         n/a
Class I Shares                 1.07%       1.00%     Trust Shares                    n/a         n/a
-------------------------------------------------------------------------------------------------------

                                                            PRO         PRO
                                                           FORMA       FORMA
                                                           TOTAL       TOTAL
                                                         OPERATING   OPERATING
                            COMBINED FUND/               EXPENSES    EXPENSES
PILLAR FUND/                SHARE CLASS POST-             BEFORE       AFTER
SHARE CLASS                 REORGANIZATION                WAIVERS     WAIVERS
--------------------------
Pillar Tax-Exempt           Galaxy Tax-Exempt
Money Market Fund           Money Market Fund
Class A Shares              Retail A Shares                0.61%*      0.58%*
Class I Shares              Trust Shares                   0.48%*      0.45%*
--------------------------
FIXED INCOME FUNDS:
Pillar Intermediate-
Term Government             Galaxy Intermediate
Securities Fund             Government Income Fund
Class A Shares              Retail A Shares                1.17%*      0.97%*
Class I Shares              Trust Shares                   0.88%*      0.68%*
--------------------------
Pillar Fixed                Galaxy High Quality
Income Fund                 Bond Fund
Class A Shares              Retail A Shares                1.16%+      0.96%*
Class B Shares              Retail B Shares                1.80%*      1.60%*
Class I Shares              Trust Shares                   0.91%+      0.71%*
--------------------------
Pillar New Jersey           Galaxy New Jersey
Municipal                   Municipal Bond
Securities Fund             Fund
Class A Shares              Retail A Shares                1.10%*      0.90%*
Class I Shares              Trust Shares                   0.90%*      0.70%*
--------------------------
Pillar Pennsylvania         Galaxy Pennsylvania
Municipal                   Municipal Bond
Securities Fund             Fund (Shell)
Class A Shares
Class I Shares              Trust Shares                   1.07%++     0.77%*
--------------------------
BALANCED AND STOCK FUNDS:
Pillar                      Galaxy Asset
Balanced Fund               Allocation Fund
Class A Shares              Retail A Shares                1.24%*      1.24%*
Class B Shares              Retail B Shares                1.99%*      1.99%*
Class I Shares              Trust Shares                   1.06%*      1.06%+
--------------------------
Pillar Equity               Galaxy Equity
Income Fund                 Income Fund
Class A Shares              Retail A Shares                1.25%*      1.25%
Class B Shares              Retail B Shares                1.97%*      1.97%*
Class I Shares              Trust Shares                   0.87%*      0.87%*
--------------------------
Pillar Equity               Galaxy Large Cap
Value Fund                  Value Fund (Shell)
Class A Shares              Retail A Shares                1.26%*      1.26%+
Class B Shares              Retail B Shares                2.00%*      2.00%
Class I Shares              Trust Shares                   0.88%*      0.88%*
--------------------------
Pillar Equity               Galaxy Large Cap
Growth Fund                 Growth Fund (Shell)
Class A Shares              Retail A Shares                1.34%+      1.34%+
Class B Shares              Retail B Shares                2.03%*      2.03%+
Class I Shares              Trust Shares                   0.88%*      0.88%*
--------------------------


                               TOTAL       TOTAL                                    TOTAL       TOTAL
                             OPERATING   OPERATING                                OPERATING   OPERATING
                             EXPENSES    EXPENSES    CORRESPONDING                EXPENSES    EXPENSES
PILLAR FUND/                  BEFORE       AFTER     GALAXY FUND/                  BEFORE       AFTER
SHARE CLASS                   WAIVERS     WAIVERS    SHARE CLASS                   WAIVERS     WAIVERS
-------------------------------------------------------------------------------------------------------
                                                     Galaxy Growth
Pillar Mid Cap Fund                                  Fund II
Class I Shares                 1.18%       0.80%     Trust Shares                   0.99%       0.88%
-------------------------------------------------------------------------------------------------------

Pillar                                               Galaxy
International                                        International
Equity Fund                                          Equity Fund
Class A Shares                 1.85%       1.75%     Retail A Shares                1.57%       1.32%
Class B Shares                 2.60%       2.50%     Retail B Shares                2.64%       2.39%
Class I Shares                 1.60%       1.50%     Trust Shares                   1.12%       0.87%
-------------------------------------------------------------------------------------------------------

                                                            PRO         PRO
                                                           FORMA       FORMA
                                                           TOTAL       TOTAL
                                                         OPERATING   OPERATING
                            COMBINED FUND/               EXPENSES    EXPENSES
PILLAR FUND/                SHARE CLASS POST-             BEFORE       AFTER
SHARE CLASS                 REORGANIZATION                WAIVERS     WAIVERS
--------------------------
                            Galaxy Growth
Pillar Mid Cap Fund         Fund II
Class I Shares              Trust Shares                   0.95%*      0.91%+
--------------------------
Pillar                      Galaxy
International               International
Equity Fund                 Equity Fund
Class A Shares              Retail A Shares                1.53%*      1.28%*
Class B Shares              Retail B Shares                2.45%*      2.20%*
Class I Shares              Trust Shares                   1.11%*      0.86%*
--------------------------

*   Lower expenses after the Reorganization than the Corresponding Pillar Fund.

+   Higher expenses after the Reorganization than the Corresponding Pillar Fund.

++   Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund will have higher expenses than Class I Shares but lower expenses than Class A Shares of the Pillar Pennsylvania Municipal Securities Fund (before waivers) after the Reorganization.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization between Galaxy and Pillar and the proposed New Investment Advisory Agreement for each Pillar Fund and New Investment Sub-Advisory Agreement for the Pillar International Equity Fund. More complete information is contained elsewhere in this Proxy/Prospectus and the Prospectuses and Statements of Additional Information of Galaxy and Pillar.

    PROPOSED REORGANIZATION. The Reorganization Agreement provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of each Pillar Fund to a Corresponding Galaxy Fund in exchange for shares of the designated classes of such Corresponding Galaxy Fund of equal value (such shares of the designated classes of such Corresponding Galaxy Fund, the "Galaxy Fund Shares"); and (2) the distribution of the Galaxy Fund Shares to the shareholders of the Pillar Funds in liquidation of each of the Pillar Funds. The liquidation of each Pillar Fund, and the distribution of the Galaxy Fund Shares to the respective shareholders of such Pillar Fund, shall occur immediately after the receipt by such Pillar Fund of all of the Galaxy Fund Shares to be received by such Pillar Fund in the Reorganization. The Reorganization is subject to a number of conditions, including approval by the shareholders of each Pillar Fund.

    As a result of the proposed Reorganization, each Pillar Fund shareholder will become a shareholder of its Corresponding Galaxy Fund and will hold, immediately after the Reorganization, Galaxy Fund Shares in such Corresponding Galaxy Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Pillar Fund immediately prior to the effectiveness of the Reorganization. The exchange of shares in the Reorganization will be tax-free under federal tax laws and shareholders of the Galaxy Funds and the Pillar Funds will not pay any sales charge as a result of the exchange of the shares in the Reorganization. In general, Pillar Fund shareholders will receive the Galaxy share class comparable to their Pillar Fund share class. For example, holders of Pillar Fund Shares will receive Galaxy Fund Class I Shares or Class III Shares, as applicable, Pillar Fund Class A Shares will receive Galaxy Fund Retail A Shares, Pillar Fund Class B Shares will receive Galaxy Fund Retail B Shares, and Pillar Fund Class I Shares will receive Galaxy Fund Trust Shares. Holders of both Class I Shares and Class A Shares of the Pillar Pennsylvania Municipal Securities Fund, however, will receive Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund.

    The Reorganization is expected to occur in August 2001 or such later date as may be determined pursuant to the Reorganization Agreement. At the same time that the Pillar Funds that are included in this Proxy/Prospectus are being reorganized into the Galaxy Funds, it is expected that, subject to shareholder approval, the Pillar Equity Index Fund will be reorganized into the Large Company Index Fund of Galaxy Fund II. The Reorganization will be completed whether or not the Pillar Equity Index Fund reorganization is completed. In addition, it is expected that the Pillar High Yield Bond Fund will be liquidated. Once the Reorganization and liquidations are completed, Pillar will deregister as a registered investment company and terminate as a business trust under Massachusetts law. For more information about the Reorganization and the Reorganization Agreement, see the section below entitled "The Reorganization -- Description of the Reorganization Agreement."

    Pillar Fund shareholders who do not wish to have their Pillar Fund shares exchanged for shares of a Corresponding Galaxy Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a contingent deferred sales load, your redemption proceeds will be reduced by any applicable sales load.

    PROPOSED INVESTMENT ADVISORY AGREEMENTS. On March 1, 2001, Summit Bancorp merged with and into FleetBoston (the "Holding Company Merger"). As a result of the Holding Company Merger, Summit Bank, the investment adviser of the Pillar Funds, became an indirect wholly owned subsidiary of FleetBoston. The 1940 Act requires that, upon a change in control or management of an investment company's investment adviser, the investment advisory agreement between the investment company and investment adviser terminates. In anticipation of the change in control of Summit Bank, the Board of Trustees of Pillar Funds approved an interim investment advisory agreement and interim sub-advisory agreement so that, upon the consummation of the Holding Company Merger, the Pillar Funds would be managed by Fleet Advisors and the Pillar International Equity Fund would be sub-advised by Oechsle. In order for Fleet Advisors to receive all of the advisory fees under the interim agreement, shareholders must approve new agreements before the expiration of the 150 day period on July 29, 2001. The new advisory agreements are similar in all material respects to the interim investment advisory and sub-advisory agreements and to the investment advisory and sub-advisory agreements that existed prior to the Holding Company Merger. Fees payable to Fleet Advisors under the new advisory agreements are identical to the fees previously paid to Summit Bank. For more information about the investment advisory and sub-advisory agreements, see the section below entitled "Approval of Investment Advisory and Sub-Advisory Agreements."

    The Board of Trustees of Pillar also approved an interim sub-advisory agreement with Vontobel for the period immediately following the merger of Summit Bancorp and FleetBoston until sub-advisory responsibilities could be transitioned to Oechsle. At the instruction of the Pillar Board of Trustees, Fleet Advisors provided notice of termination effective April 2, 2001 to Vontobel to facilitate the transition to Oechsle as sub-adviser to the Pillar International Equity Fund. Fleet Advisors paid Vontobel out of its own assets for services provided by Vontobel for the period of time that Vontobel served as sub-adviser. Accordingly, shareholders are not required to take any action regarding Vontobel or its interim sub-advisory agreement.

    OVERVIEW OF THE FUNDS.

                      COMPARISON OF INVESTMENT OBJECTIVES

    The following chart summarizes the investment objective of (i) each of the Pillar Funds that is reorganizing into an Existing Galaxy Fund, and (ii) its Corresponding Galaxy Fund.

PILLAR FUND                                    CORRESPONDING GALAXY FUND
-----------                                    -------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND:    U.S. TREASURY MONEY MARKET FUND:
Preserve principal value and maintain a high   The Fund seeks current income with liquidity
degree of liquidity while providing current    and stability of principal.
income.
--------------------------------------------------------------------------------------------

PILLAR FUND                                    CORRESPONDING GALAXY FUND
-----------                                    -------------------------
U.S. TREASURY SECURITIES PLUS MONEY MARKET     INSTITUTIONAL TREASURY MONEY MARKET
FUND:                                          FUND:
Preserve principal value and maintain a high   The Fund seeks to preserve the principal
degree of liquidity while providing current    value of a shareholder's investment and
income.                                        maintain a high degree of liquidity while
                                               providing current income.
--------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND:            MONEY MARKET FUND:
Preserve principal value and maintain a high   The Fund seeks as high a level of current
degree of liquidity while providing current    income as is consistent with liquidity and
income.                                        stability of principal.
--------------------------------------------------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND:        INSTITUTIONAL MONEY MARKET FUND:
Preserve principal value and maintain a high   The Fund seeks to preserve the principal
degree of liquidity while providing current    value of a shareholder's investment and to
income.                                        maintain a high degree of liquidity while
                                               providing current income.
--------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND:                  TAX-EXEMPT MONEY MARKET FUND:
Preserve principal value and maintain a high   The Fund seeks as high a level of current
degree of liquidity while providing current    interest income exempt from federal income
income that is exempt from federal income      tax as is consistent with stability of
tax.                                           principal.
--------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND:  INTERMEDIATE GOVERNMENT INCOME FUND:
Preserve principal value and maintain a high   The Fund seeks the highest level of current
degree of liquidity while providing current    income consistent with prudent risk of
income.                                        capital.
--------------------------------------------------------------------------------------------
FIXED INCOME FUND:                             HIGH QUALITY BOND FUND:
High level of total return, through current    The Fund seeks a high level of current income
income and capital appreciation, consistent    consistent with prudent risk of capital.
with preservation of capital.
--------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND:          NEW JERSEY MUNICIPAL BOND FUND:
Current income exempt from both federal and    The Fund seeks as high a level of current
New Jersey state income tax, consistent with   interest income exempt from federal income
preservation of capital.                       tax and, to the extent possible, from New
                                               Jersey personal income tax, as is consistent
                                               with relative stability of principal.
--------------------------------------------------------------------------------------------
BALANCED FUND:                                 ASSET ALLOCATION FUND:
Growth of capital consistent with current      The Fund seeks a high total return by
income.                                        providing both a current level of income that
                                               is greater than that provided by the popular
                                               stock market averages, as well as long-term
                                               growth in the value of the Fund's assets.
--------------------------------------------------------------------------------------------
EQUITY INCOME FUND:                            EQUITY INCOME FUND:
Growth of capital consistent with an emphasis  The Fund seeks current income and capital
on current income.                             appreciation.
--------------------------------------------------------------------------------------------
MID CAP FUND:                                  GROWTH FUND II:
Growth of capital and income.                  The Fund seeks to provide investors with
                                               capital appreciation. Dividend income, if
                                               any, is incidental to capital appreciation.
--------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND:                     INTERNATIONAL EQUITY FUND:
Long-term capital appreciation.                The Fund seeks long-term capital
                                               appreciation.
--------------------------------------------------------------------------------------------

    The investment objective, policies and restrictions of the (i) Pillar Pennsylvania Municipal Securities Fund, (ii) Pillar Equity Value Fund, and (iii) Pillar Equity Growth Fund (collectively, the "Continuing

Pillar Funds") are substantially the same as those of their Corresponding Galaxy Funds because the Shell Galaxy Funds have each been organized solely in connection with this Reorganization to acquire the assets and continue the business of its Corresponding Pillar Fund.

    The investment objectives, policies and restrictions of each of the Pillar Funds (collectively, the "Reorganizing Pillar Funds") are, in general, similar to those of its Corresponding Galaxy Fund. However, there are certain differences between the investment policies and restrictions of the Reorganizing Pillar Funds and their Corresponding Galaxy Funds. For additional information, see "Comparison of Pillar Funds and Galaxy Funds -- Investment Objectives and Policies."

    Fleet Advisors currently serves as the investment adviser to each of the Pillar Funds and the Existing Galaxy Funds and will serve as investment adviser to the Shell Galaxy Funds. Oechsle currently serves as investment sub-adviser to the Pillar International Equity Fund and the Galaxy International Equity Fund. The Pillar Funds and Galaxy Funds have different administrators, distributors, transfer agents and other service providers. For a detailed description of the management of the Galaxy Funds, including Fleet Advisors, Oechsle and other service providers to the Galaxy Funds, see "Comparison of Pillar Funds and Galaxy Funds -- Investment Advisory Services," "Comparison of Pillar Funds and Galaxy Funds -- Other Service Providers for the Pillar Funds and the Galaxy Funds," and the Galaxy Fund prospectus which accompanies this Proxy/Prospectus.

    The purchase, redemption, exchange, dividend and other policies and procedures of the Pillar Funds and their Corresponding Galaxy Funds are generally similar. There are, however, some differences. For more information, see "Comparison of Pillar Funds and Galaxy Funds -- Shareholder Transactions and Policies" and "Comparison of Pillar Funds and Galaxy Funds -- Share Structure."

    Please note that no contingent deferred sales loads will be imposed on any Pillar Fund as a result of the Reorganization. In addition, no front-end sales load will be imposed on any Galaxy Fund Shares issued in the Reorganization.

    FEDERAL INCOME TAX CONSEQUENCES. The exchange of shares in the Reorganization is not expected to result in the recognition, for federal income tax purposes, of gain or loss by the Pillar Funds, the Galaxy Funds or their respective shareholders. The sale of securities by the Pillar Funds prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the taxable capital gains distribution made prior to the Reorganization. Immediately prior to the Reorganization, each Pillar Fund (except the Pillar Pennsylvania Municipal Securities Fund, Pillar Equity Value Fund and Pillar Equity Growth Fund) will declare and pay a distribution of any realized gains to shareholders. See "The Reorganization -- Federal Income Tax Considerations" for additional information.

    PILLAR AND GALAXY BOARD FINDINGS. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of Pillar, including all of the non-interested members of the Board who were represented by separate legal counsel, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the shareholders of each Pillar Fund and that the interests of the existing shareholders of each Pillar Fund will not be diluted as a result of the Reorganization. For additional information, see "The Reorganization -- Pillar Board Consideration."

    THE PILLAR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PILLAR FUND APPROVE THE REORGANIZATION AGREEMENT.

    The Galaxy Board of Trustees similarly found that participation in the Reorganization is in the best interests of the Galaxy Funds and that the interests of the shareholders of the Galaxy Funds will not be diluted as a result of the Reorganization.

    PRINCIPAL RISK FACTORS. Because each of the Galaxy Shell Funds is being created to acquire the assets, and then continue the business, of its corresponding Continuing Pillar Fund, an investment in a Galaxy Shell Fund involves risks that are substantially the same as those of investing in its corresponding

Continuing Pillar Fund. The investment objectives, policies and restrictions of each Existing Galaxy Fund, are, in general, similar to those of its corresponding Reorganizing Pillar Fund. Accordingly, an investment in an Existing Galaxy Fund involves risks that are similar to those of investing in its corresponding Reorganizing Pillar Fund.

    The reorganization of certain Pillar Funds into Existing Galaxy Funds will expose the shareholders of the Reorganizing Pillar Funds to the following additional principal risk factors (capitalized terms are described in the table that follows this discussion).

                                                        THE CORRESPONDING GALAXY FUND WILL CARRY THE
IF A SHAREHOLDER INVESTS IN THE FOLLOWING PILLAR FUND:       ADDITIONAL PRINCIPAL RISK FACTORS:
------------------------------------------------------  --------------------------------------------
Intermediate-Term Government Securities, Fixed Income
  and Balanced                                          Frequent trading
Equity Income                                           Foreign Investments
Mid Cap                                                 Foreign Investments
                                                        Hedging

    The principal risks applicable to the Pillar Funds and the Galaxy Funds are listed in the table below. A discussion of the principal risks follows the table.

FUND                                        PRINCIPAL RISKS
----                                        ---------------
Pillar U.S. Treasury Securities             Selection of Investments, Market Risk, Uninsured
Money Market Fund/Galaxy U.S. Treasury      Investment Risk, Temporary Defensive Positions,
Money Market Fund                           Interest Rate Risk, Credit Risk, Money Market Risk
-----------------------------------------------------------------------------------------------
Pillar U.S. Treasury Securities             Selection of Investments, Market Risk, Uninsured
Plus Money Market Fund/Galaxy               Investment Risk, Temporary Defensive Positions,
Institutional Treasury Money Market Fund    Interest Rate Risk, Credit Risk, Money Market Risk
-----------------------------------------------------------------------------------------------
Pillar Prime Obligation Money               Selection of Investments, Market Risk, Uninsured
Market Fund/Galaxy Money Market Fund        Investment Risk, Temporary Defensive Positions,
                                            Interest Rate Risk, Credit Risk, Money Market Risk
-----------------------------------------------------------------------------------------------
Pillar Institutional Select                 Selection of Investments, Market Risk, Uninsured
Money Market Fund/Galaxy Institutional      Investment Risk, Temporary Defensive Positions,
Money Market Fund                           Interest Rate Risk, Credit Risk, Money Market Risk
-----------------------------------------------------------------------------------------------
Pillar Tax-Exempt Money                     Selection of Investments, Market Risk, Uninsured
Market Fund/Galaxy Tax-Exempt Money         Investment Risk, Temporary Defensive Positions,
Market Fund                                 Interest Rate Risk, Credit Risk, Money Market Risk,
                                            Municipal Market Risk
-----------------------------------------------------------------------------------------------
Pillar Intermediate-Term                    Selection of Investments, Market Risk, Uninsured
Government Securities Fund/Galaxy           Investment Risk, Temporary Defensive Positions,
Intermediate Government                     Interest Rate Risk, Credit Risk, Volatility Risk,
Income Fund                                 Prepayment/Extension Risk, Mortgage-Backed
                                            Securities Risk, Event Risk, Frequent Trading
                                            (Galaxy Fund only)
-----------------------------------------------------------------------------------------------
Pillar Fixed Income Fund/Galaxy High        Selection of Investments, Market Risk, Uninsured
Quality Bond Fund                           Investment Risk, Temporary Defensive Positions,
                                            Interest Rate Risk, Credit Risk, Volatility Risk,
                                            Prepayment/Extension Risk, Mortgage-Backed
                                            Securities Risk, Event Risk, Frequent Trading
                                            (Galaxy Fund only)
-----------------------------------------------------------------------------------------------

FUND                                        PRINCIPAL RISKS
----                                        ---------------
Pillar New Jersey Municipal                 Selection of Investments, Market Risk, Uninsured
Securities Fund/Galaxy New Jersey           Investment Risk, Temporary Defensive Positions,
Municipal                                   Interest Rate Risk, Credit Risk, Volatility Risk,
Bond Fund                                   Prepayment/Extension Risk, Event Risk, Lack of
                                            Diversification Risk, Municipal Market Risk, Single
                                            State Risk
-----------------------------------------------------------------------------------------------
Pillar Pennsylvania Municipal               Selection of Investments, Market Risk, Uninsured
Securities Fund/Galaxy Pennsylvania         Investment Risk, Temporary Defensive Positions,
Municipal Bond Fund                         Interest Rate Risk, Credit Risk, Volatility Risk,
                                            Prepayment/Extension Risk, Event Risk, Lack of
                                            Diversification Risk, Municipal Market Risk, Single
                                            State Risk
-----------------------------------------------------------------------------------------------
Pillar Balanced Fund/Galaxy Asset           Selection of Investments, Market Risk, Uninsured
Allocation Fund                             Investment Risk, Temporary Defensive Positions,
                                            Interest Rate Risk, Credit Risk, Volatility Risk,
                                            Prepayment/Extension Risk, Foreign Investments
                                            (Galaxy Fund only), Event Risk, Frequent Trading
                                            Risk (Galaxy Fund only), Stock Market Risk,
                                            Portfolio Composition
-----------------------------------------------------------------------------------------------
Pillar Equity Income Fund/Galaxy Equity     Selection of Investments, Market Risk, Uninsured
Income Fund                                 Investment Risk, Temporary Defensive Positions,
                                            Volatility Risk, Foreign Investments (Galaxy Fund
                                            only), Stock Market Risk
-----------------------------------------------------------------------------------------------
Pillar Equity Value Fund/Galaxy Large Cap   Selection of Investments, Market Risk, Uninsured
Value Fund                                  Investment Risk, Temporary Defensive Positions,
                                            Volatility Risk, Foreign Investments (Galaxy Fund
                                            only), Stock Market Risk
-----------------------------------------------------------------------------------------------
Pillar Equity Growth Fund/Galaxy Large Cap  Selection of Investments, Market Risk, Uninsured
Growth Fund                                 Investment Risk, Temporary Defensive Positions,
                                            Volatility Risk, Foreign Investments (Galaxy Fund
                                            only), Stock Market Risk
-----------------------------------------------------------------------------------------------
Pillar Mid Cap Fund/Galaxy Growth Fund II   Selection of Investments, Market Risk, Uninsured
                                            Investment Risk, Temporary Defensive Positions,
                                            Volatility Risk, Foreign Investments (Galaxy Fund
                                            only), Stock Market Risk, Emerging Markets (Galaxy
                                            Fund only), Hedging (Galaxy Fund only), Medium
                                            Capitalization Companies, Small Companies Risk
-----------------------------------------------------------------------------------------------
Pillar International Equity                 Selection of Investments, Market Risk, Uninsured
Fund/Galaxy International Equity            Investment Risk, Temporary Defensive Positions,
Fund                                        Volatility Risk, Foreign Investments, Hedging,
                                            Stock Market Risk, Emerging Markets, Currency
                                            Exchange, Medium Capitalization Companies (Pillar
                                            Fund only), Country Risk
-----------------------------------------------------------------------------------------------

    All of the principal risks applicable to the Pillar Funds and the Galaxy Funds are described below. Additional information regarding these risks and other risks to which the Funds are subject are described in the respective prospectuses and statements of additional information for the Funds.

    SELECTION OF INVESTMENTS -- The investment adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

    MARKET RISK -- All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

    UNINSURED INVESTMENT RISK -- An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

    TEMPORARY DEFENSIVE POSITIONS -- Under unusual market conditions, a Fund may hold uninvested cash (which will not earn any income) and invest without limit in money market instruments, including short-term U.S. Government securities. This strategy could prevent a Fund from achieving its investment objective.

    INTEREST RATE RISK -- In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds are usually more sensitive to interest rate changes than shorter term bonds. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Changes in interest rates will also affect the amount of income a Fund receives. A decline in interest rates may lead to a decline in the Fund's income.

    CREDIT RISK -- The value of debt securities depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

    VOLATILITY RISK -- The value of your investment in a Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets. You may lose money if you invest in these Funds.

    MONEY MARKET RISK -- There's no guarantee that a money market fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in a Fund. The yield paid by the Fund will vary with changes in short-term interest rates. It is possible that a major change in interest rates or a default on a security or a repurchase agreement held by a Fund could cause the value of your investment or the performance of the Fund to decline.

    PREPAYMENT/EXTENSION RISK -- Changes in interest rates may cause certain debt securities held by a Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

    FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

    MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

    EVENT RISK -- Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

    FREQUENT TRADING RISK -- A Fund may trade its investments frequently in trying to achieve its investment goal. This usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

    LACK OF DIVERSIFICATION RISK -- If a Fund is not diversified, then it may invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by a Fund may affect the overall value of a Fund more than it would affect a diversified fund which holds more investments.

    MUNICIPAL MARKET RISK -- There are special factors which may affect the value of municipal securities and, as a result, a Fund's share price. These factors include the possibility that interest on municipal securities held by a Fund could be declared taxable, political or legislative changes, and uncertainties related to the rights of investors in the securities.

    SINGLE STATE RISK -- Because a Fund invests primarily in a particular state's securities, it is likely to be especially susceptible to economic, political and regulatory events that affect that state.

    HEDGING -- Certain Funds may invest in derivatives such as options, futures and options and forward contracts on foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

    STOCK MARKET RISK -- Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by a Fund to rise or fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

    EMERGING MARKETS -- The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

    CURRENCY EXCHANGE -- Although a Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

    MEDIUM CAPITALIZATION COMPANIES -- The securities of medium capitalization companies may have more risks than those of larger companies - they may have limited product lines, markets and financial resources and may depend upon a relatively small management group. They may be more susceptible to market downturns and their prices may be more volatile.

    SMALL COMPANIES RISK -- Smaller companies (generally, those with market capitalizations below $1.5 billion) tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

    COUNTRY RISK -- A Fund may invest 25% or more of its assets in the securities of companies located in one foreign country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

    PORTFOLIO COMPOSITION -- The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

    VOTING INFORMATION. The Pillar Funds' Board of Trustees is furnishing this Proxy/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on April 30, 2001 will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to Pillar a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see "Voting Matters."

                               THE REORGANIZATION

    REASONS FOR THE REORGANIZATION. Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement which is attached as Appendix I.

    The proposed Reorganization is expected to benefit Pillar Fund shareholders by, among other things:

    (i) Offering shareholders the opportunity to become part of a larger and more diverse family of more than thirty mutual funds. Many Pillar Fund shareholders will be able to exchange their shares among most or all of those funds;

    (ii) Offering shareholders the opportunity to invest in larger Funds which can use their increased asset size to achieve greater portfolio diversification, engage in block trading and other investment transactions on potentially more advantageous terms, and spread relatively fixed costs, such as legal fees, over a larger asset base;

   (iii) Offering shareholders the opportunity to invest in a family of funds that has demonstrated the ability to attract new investors. Successful marketing and resulting fund growth, in turn, afford investors the benefits of portfolio diversification and economies of scale; and

    (iv) Offering shareholders the opportunity to invest in a family of funds managed by an investment adviser that has extensive investment management resources and research capabilities.

    The Trustees also considered the future prospects of the Pillar Funds if the Reorganization was not effected.

    DESCRIPTION OF THE REORGANIZATION AGREEMENT. There are fifteen separate Pillar Funds that are proposed to be included in the Reorganization. The Reorganization Agreement provides that substantially all of the assets and liabilities of each of the twelve Reorganizing Pillar Funds identified in Column 1 on Table II(A) below will be transferred to, and acquired by, one of the twelve Existing Galaxy Funds identified in Column 2 on Table II(A) below, in exchange for full and fractional shares issued by such Existing Galaxy Fund. The Reorganization Agreement further provides that substantially all of the assets and liabilities of each of the Continuing Pillar Funds identified in Column 1 on Table II(B) below will be transferred to, and acquired by, one of the newly-organized Shell Galaxy Funds identified in Column 2 on Table II(B) below, in exchange for full and fractional shares issued by such Galaxy Shell Funds. In the tables, opposite the name of each Pillar Fund is the name of the Corresponding Galaxy Fund to which such Pillar Fund will transfer substantially all of its assets and liabilities and that will issue shares to such Pillar Fund in consideration of such transfer. Shareholders of Class A, Class B and Class I Shares of Pillar's Prime Obligation Money Market, Fixed Income, Balanced, Equity Income, Equity Value, Equity Growth and International Equity Funds will receive Retail A, Retail B and Trust Shares, respectively, of their Corresponding Galaxy Fund. Shareholders of Class A and Class I Shares of Pillar's U.S. Treasury Securities Money Market, Tax-Exempt Money Market, Intermediate-Term Government Securities and New Jersey Municipal Securities Funds will receive Retail A and Trust Shares, respectively, of their Corresponding Galaxy Fund. Shareholders of Class A and Class I Shares of Pillar's Pennsylvania Municipal Securities Fund will receive Trust Shares of its Corresponding Galaxy Fund. Shareholders of shares of Pillar's U.S. Treasury Securities Plus Money Market Fund will receive Class III Shares of its Corresponding Galaxy Fund. Shareholders of shares of Pillar's Institutional Select Money Market Fund will receive Class I Shares of its Corresponding Galaxy Fund. Shareholders of Class I Shares of Pillar's Mid Cap Fund will receive Trust Shares of its Corresponding Galaxy Fund. The Galaxy Fund Shares issued by each Galaxy Fund to its Corresponding Pillar Fund will have the same aggregate dollar value as the aggregate dollar value of the shares of such Pillar Fund immediately prior to the effective time of the Reorganization with respect to such Pillar Fund.

                                  TABLE II(A)

                      COLUMN 1                                           COLUMN 2
PILLAR REORGANIZING FUND AND SHARE CLASS              EXISTING GALAXY FUND AND SHARE CLASS
----------------------------------------------------  -----------------------------------------------
PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND     GALAXY U.S. TREASURY MONEY MARKET FUND
Class A Shares                                        Retail A Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR U.S. TREASURY SECURITIES PLUS MONEY MARKET     GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
  FUND
Shares                                                Class III Shares
-----------------------------------------------------------------------------------------------------
PILLAR PRIME OBLIGATION MONEY MARKET FUND             GALAXY MONEY MARKET FUND
Class A Shares                                        Retail A Shares
Class B Shares                                        Retail B Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR INSTITUTIONAL SELECT MONEY MARKET FUND         GALAXY INSTITUTIONAL MONEY MARKET FUND
Shares                                                Class I Shares
-----------------------------------------------------------------------------------------------------
PILLAR TAX-EXEMPT MONEY MARKET FUND                   GALAXY TAX-EXEMPT MONEY MARKET FUND
Class A Shares                                        Retail A Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
Class A Shares                                        Retail A Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR FIXED INCOME FUND                              GALAXY HIGH QUALITY BOND FUND
Class A Shares                                        Retail A Shares
Class B Shares                                        Retail B Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND           GALAXY NEW JERSEY MUNICIPAL BOND FUND
Class A Shares                                        Retail A Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR BALANCED FUND                                  GALAXY ASSET ALLOCATION FUND
Class A Shares                                        Retail A Shares
Class B Shares                                        Retail B Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR EQUITY INCOME FUND                             GALAXY EQUITY INCOME FUND
Class A Shares                                        Retail A Shares
Class B Shares                                        Retail B Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR MID CAP FUND                                   GALAXY GROWTH FUND II
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------
PILLAR INTERNATIONAL EQUITY FUND                      GALAXY INTERNATIONAL EQUITY FUND
Class A Shares                                        Retail A Shares
Class B Shares                                        Retail B Shares
Class I Shares                                        Trust Shares
-----------------------------------------------------------------------------------------------------

                                  TABLE II(B)

                   COLUMN 1                                       COLUMN 2
CONTINUING PILLAR FUND AND SHARE CLASS           SHELL GALAXY FUND AND SHARE CLASS
-----------------------------------------------  -------------------------------------------
PILLAR PENNSYLVANIA MUNICIPAL SECURITIES FUND    GALAXY PENNSYLVANIA MUNICIPAL BOND FUND
Class A Shares                                   Trust Shares
Class I Shares                                   Trust Shares
--------------------------------------------------------------------------------------------
PILLAR EQUITY VALUE FUND                         GALAXY LARGE CAP VALUE FUND
Class A Shares                                   Retail A Shares
Class B Shares                                   Retail B Shares
Class I Shares                                   Trust Shares
--------------------------------------------------------------------------------------------
PILLAR EQUITY GROWTH FUND                        GALAXY LARGE CAP GROWTH FUND
Class A Shares                                   Retail A Shares
Class B Shares                                   Retail B Shares
Class I Shares                                   Trust Shares
--------------------------------------------------------------------------------------------

    Immediately after the applicable effective time of the Reorganization, each Pillar Fund will distribute to its shareholders the Galaxy Fund Shares received by such Pillar Fund in the Reorganization in liquidation of the Pillar Fund. Each shareholder of record of a particular Pillar Fund at the effective time of the Reorganization will receive shares of its Corresponding Galaxy Fund with the same aggregate dollar value of the shares such shareholder held in such Pillar Fund prior to the effective time of the Reorganization and will receive any unpaid dividends or distributions declared before the effective time of the Reorganization with respect to such Pillar Fund.

    Galaxy will establish an account for each former shareholder of the Pillar Funds that will reflect the number and class of Galaxy Fund Shares distributed to that shareholder. The Galaxy Fund Shares issued in the Reorganization will be in uncertificated form.

    Please note that a vote for or against the Reorganization Agreement includes a vote for or against the Reorganization. If the Reorganization Agreement is approved and the transactions contemplated thereby are consummated, Pillar will transfer substantially all of its assets and liabilities as of the effective time of the Reorganization, and all outstanding shares of the Pillar Funds will be redeemed and cancelled in exchange for Galaxy Fund Shares.

    The Reorganization is subject to a number of conditions, including approval by Pillar's Shareholders of the Reorganization Agreement and the related matters described in this Proxy/Prospectus; the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of Galaxy's counsel addressed to Pillar indicating that the Galaxy Fund Shares issued in the Reorganization will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement; the receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Section 17(a) of the 1940 Act; and the parties' performance in all material respects of their respective covenants and undertakings as described in the Reorganization Agreement. An application requesting relief with respect to Section 17(a) of the 1940 Act has been filed with the SEC, and it is expected that the SEC will issue an order granting such relief prior to the Reorganization.

    The Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to less than all of the Pillar Funds, the failure of a Pillar Fund to consummate the transactions contemplated by the Reorganization Agreement shall not affect the consummation or validity of the Reorganization with respect to any other Pillar Funds.

    The Reorganization Agreement provides that Pillar has agreed to pay all expenses associated with the Reorganization, except that Fleet Advisors has agreed to pay or cause one of its affilates to pay such expenses allocated to (i) the Pillar U.S. Treasury Securities Money Market Fund, Pillar U.S. Treasury Securities Plus Money Market Fund, Pillar Prime Obligation Money Market Fund and Pillar Tax-Exempt Money Market Fund but, as to each such Fund, only to the extent such expenses result in a decrease in the per share net asset value of a Fund, and (ii) the Pillar Institutional Select Money Market Fund, Pillar Balanced Fund, Pillar Equity Value Fund, Pillar Equity Growth Fund and Pillar Mid Cap Fund. The Reorganization Agreement also provides, among other things, that the Reorganization may be terminated at any time upon the mutual consent of both Pillar and Galaxy, or by either Galaxy or Pillar under certain conditions, and that officers of Galaxy and of Pillar may amend the Reorganization Agreement as authorized by their respective Boards of Trustees.

    The Pillar Equity Index Fund will not be part of the Reorganization but is expected to be reorganized into the Large Company Index Fund of Galaxy Fund II. In addition, it is expected that the Pillar High Yield Bond Fund will be liquidated prior to the effective time of the Reorganization. If the Reorganization Agreement is approved by Pillar shareholders at the Special Meeting, it is expected that the Reorganization will be completed whether or not the Pillar Equity Index Fund reorganization is completed. Once the reorganizations and liquidation are completed, Pillar will wind up its affairs and apply to be deregistered as an investment company under the 1940 Act and thereafter terminated as a business trust under Massachusetts law.

    IF THE REORGANIZATION IS APPROVED, PILLAR FUND SHAREHOLDERS WHO DO NOT WISH TO HAVE THEIR PILLAR FUND SHARES EXCHANGED FOR SHARES OF A CORRESPONDING GALAXY FUND AS PART OF THE REORGANIZATION SHOULD REDEEM THEIR SHARES PRIOR TO THE CONSUMMATION OF THE REORGANIZATION. IF YOU REDEEM YOUR SHARES, YOU MAY RECOGNIZE A TAXABLE GAIN OR LOSS BASED ON THE DIFFERENCE BETWEEN YOUR TAX BASIS IN THE SHARES AND THE AMOUNT YOU RECEIVE FOR THEM. IN ADDITION, IF YOU REDEEM YOUR SHARES PRIOR TO THE REORGANIZATION AND YOUR SHARES ARE SUBJECT TO A CONTINGENT DEFERRED SALES LOAD, YOUR REDEMPTION PROCEEDS WILL BE REDUCED BY ANY APPLICABLE SALES LOAD.

    PILLAR BOARD CONSIDERATION. At a meeting held on November 16, 2000, the Pillar Board of Trustees was advised that Summit Bank and Fleet Advisors were considering recommending a consolidation of Pillar with Galaxy. The Pillar Board then met again on February 27, 2001 and March 9, 2001 to consider the Reorganization proposal offered by management of Summit Bank and Fleet Advisors and its affiliates. In preparation for each meeting, each of the Trustees on the Pillar Board was provided with detailed information about the Reorganization, Galaxy and Fleet Advisors. These materials summarized the principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis for each Pillar Fund and its respective shareholders. In addition, the Pillar Trustees received comparative information about the Pillar Funds and their respective Corresponding Galaxy Funds, including information concerning, but not limited to, the following matters: (1) the investment objectives and policies of such Galaxy Funds;
(2) advisory, distribution and other servicing arrangements of such Galaxy Funds; (3) fund expenses (with and without giving effect to current expense limitations); and (4) performance of such Galaxy Funds relative to peer groups. The Pillar Board also was provided with information about Fleet Advisors and its investment advisory capabilities, including information regarding those individuals or teams of individuals with responsibility for managing each Galaxy Fund.

    The Pillar Board of Trustees unanimously approved the Reorganization on March 9, 2001.

    During its deliberations, Pillar's Board of Trustees (with the advice and assistance of its counsel) reviewed, among other things: (1) the potential effect of the Reorganization on the shareholders of the Pillar Funds, including
(a) expected expense reductions for most Pillar Funds, (b) increase in the number of investment portfolio options that would be available to shareholders after the Reorganization, and (c) access to Galaxy's well developed distribution network; (2) the capabilities, practices and resources of Fleet Advisors and the other service providers used by Galaxy; (3) the investment advisory and other fees paid by the Galaxy Funds, and the historical and projected expense ratios of the Galaxy Funds as compared with those of the Pillar Funds; (4) the investment objectives, policies and limitations of the Galaxy Funds and their relative compatibility with those of the Pillar Funds; (5) the historical investment performance records of the Pillar Funds and the Galaxy Funds, relative to each other and relative to peer groups; (6) the shareholder services offered by Galaxy; (7) the larger asset base of Galaxy relative to Pillar; (8) the strength of Galaxy's brand identity; (9) the terms and conditions of the Reorganization Agreement; and (10) the anticipated tax consequences of the Reorganization for the respective Pillar Funds and their shareholders. The Pillar Board also considered Fleet Advisors' belief that the Reorganization would eliminate certain duplicative shareholder costs and market overlap, and enhance generally operational efficiencies and focus with respect to the mutual funds advised by Fleet Advisors. The Pillar Board also considered the viability of the Pillar Funds absent approval of the proposed Reorganization, including alternatives to the Reorganization and the fact that any current fee waivers for the Pillar Funds will terminate not later than the consummation of the Reorganization.

    After consideration of the foregoing and other factors that they deemed relevant, the Pillar Trustees unanimously determined that the Reorganization is in the best interests of the shareholders of each Pillar Fund, and that the interests of the existing shareholders of each Pillar Fund will not be diluted as a result of such Reorganization.

    CAPITALIZATION. The following table sets forth: (1) the capitalization of each of the Pillar Funds; (2) the capitalization of each of their Corresponding Galaxy Funds; and (3) the PRO FORMA capitalization of each of the Corresponding Galaxy Funds as adjusted to give effect to the Reorganization. The capitalization of each Pillar Fund and its Corresponding Galaxy Fund is likely to be different at the closing of the Reorganization (the "Closing") as a result of daily share purchase and redemption activity in the Pillar Funds and Galaxy Funds as well as the effects of the other ongoing operations of the respective Funds prior to the Closing.

    The Galaxy Pennsylvania Municipal Bond Fund, Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund have not yet commenced operations but will do so at the time the Reorganization occurs. In addition, the Galaxy Institutional Treasury Money Market Fund did not offer Class III Shares until March 1, 2001.

                                   TABLE III
                                 CAPITALIZATION

    1. The table below reflects the capitalization as of October 31, 2000 and PRO FORMA capitalization information for the combination of the Pillar U.S. Treasury Securities Money Market Fund and the Galaxy U.S. Treasury Money Market Fund.

                                           PILLAR U.S.
                                             TREASURY          GALAXY U.S.
                                         SECURITIES MONEY    TREASURY MONEY         PRO FORMA
                                           MARKET FUND*       MARKET FUND+        COMBINED FUND
-------------------------------------------------------------------------------------------------
Total Net Assets                           $175,960,396       $544,741,284        $720,701,680
                                         (Class A Shares)   (Retail A Shares)   (Retail A Shares)
                                           $737,660,543       $510,814,745       $1,248,475,288
                                         (Class I Shares)    (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Shares Outstanding                         176,082,899         544,545,631         720,628,530
                                         (Class A Shares)   (Retail A Shares)   (Retail A Shares)
                                           737,546,351         510,661,544        1,248,207,895
                                         (Class I Shares)    (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share                     $1.00               $1.00               $1.00
                                         (Class A Shares)   (Retail A Shares)   (Retail A Shares)
                                              $1.00               $1.00               $1.00
                                         (Class I Shares)    (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------

* Estimated costs of the Reorganization are $251,233. The Pillar U.S. Treasury Securities Money Market Fund will bear these expenses, except that Fleet Advisors or an affiliate will bear these expenses to the extent they result in a decrease in the per share net asset value of the Fund.

+ The Galaxy U.S. Treasury Money Market Fund will be the accounting survivor for financial statement purposes.

    2. The table below reflects the capitalization as of March 30, 2001 and PRO FORMA capitalization information for the combination of the Pillar U.S. Treasury Securities Plus Money Market Fund with the Galaxy Institutional Treasury Money Market Fund.

                                           PILLAR U.S.                       GALAXY
                                            TREASURY                     INSTITUTIONAL
                                         SECURITIES PLUS                 TREASURY MONEY                    PRO FORMA
                                       MONEY MARKET FUND*                 MARKET FUND+                   COMBINED FUND
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $60,112,465                       $2,000                       $60,114,465
                                            (Shares)                  (Class III Shares++)            (Class III Shares)
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                         60,119,368                        2,000                        60,121,368
                                            (Shares)                  (Class III Shares++)            (Class III Shares)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                     $1.00                          $1.00                           $1.00
                                            (Shares)                  (Class III Shares++)            (Class III Shares)
--------------------------------------------------------------------------------------------------------------------------

* Estimated costs of the Reorganization are $22,097. The Pillar U.S. Treasury Securities Plus Money Market Fund will bear these expenses, except that Fleet Advisors or an affiliate will bear these expenses to the extent they result in a decrease in the per share net asset value of the Fund.

+ The Galaxy Institutional Treasury Money Market Fund will be the accounting survivor for financial statement purposes.

++ Class III Shares of the Galaxy Institutional Treasury Money Market Fund commenced operations on March 1, 2001. Prior to that date, the Fund offered a single class of shares referred to as Shares.

    3. The table below reflects the capitalization as of October 31, 2000 and PRO FORMA capitalization information for the combination of the Pillar Prime Obligation Money Market Fund with the Galaxy Money Market Fund.

                                          PILLAR PRIME
                                        OBLIGATION MONEY       GALAXY MONEY          PRO FORMA
                                          MARKET FUND*         MARKET FUND+        COMBINED FUND
--------------------------------------------------------------------------------------------------
Total Net Assets                           $3,469,812         $2,785,839,803      $2,789,309,615
                                        (Class A Shares)     (Retail A Shares)   (Retail A Shares)
                                           $1,447,085           $2,325,038          $3,772,123
                                        (Class B Shares)     (Retail B Shares)   (Retail B Shares)
                                          $888,379,948        $1,999,242,506      $2,887,622,454
                                        (Class I Shares)      (Trust Shares)      (Trust Shares)
                                          $316,889,230
                                      (Class S Shares(1))
--------------------------------------------------------------------------------------------------
Shares Outstanding                         3,469,612           2,785,699,572       2,789,169,184
                                        (Class A Shares)     (Retail A Shares)   (Retail A Shares)
                                           1,445,870             2,324,888           3,770,758
                                        (Class B Shares)     (Retail B Shares)   (Retail B Shares)
                                          888,379,711          1,999,177,125       2,887,556,836
                                        (Class I Shares)      (Trust Shares)      (Trust Shares)
                                          316,880,282
                                      (Class S Shares(1))
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share                    $1.00                 $1.00               $1.00
                                        (Class A Shares)     (Retail A Shares)   (Retail A Shares)
                                             $1.00                 $1.00               $1.00
                                        (Class B Shares)     (Retail B Shares)   (Retail B Shares)
                                             $1.00                 $1.00               $1.00
                                        (Class I Shares)      (Trust Shares)      (Trust Shares)
                                             $1.00
                                      (Class S Shares(1))
--------------------------------------------------------------------------------------------------

* Estimated costs of the Reorganization are $218,843. The Pillar Prime Obligation Money Market Fund will bear these expenses, except that Fleet Advisors or an affiliate will bear these expenses to the extent they result in a decrease in the per share net asset value of the Fund.

+ The Galaxy Money Market Fund will be the accounting survivor for financial statement purposes.

(1) Class S Shares of the Pillar Prime Obligation Money Market Fund are not part of the Reorganization. Class S Shares are used as sweep investments for certain Summit Bank checking account customers. Prior to the Reorganization, these accounts will be converted into Fleet Bank accounts for which funds will be swept into other investment vehicles. Class S Shares will cease to be offered and will be liquidated.

    4. The table below reflects the capitalization as of October 31, 2000 and PRO FORMA capitalization information for the combination of the Pillar Institutional Select Money Market Fund with the Galaxy Institutional Money Market Fund.

                                                   PILLAR             GALAXY
                                                INSTITUTIONAL      INSTITUTIONAL
                                                SELECT MONEY           MONEY               PRO FORMA
                                                MARKET FUND*       MARKET FUND+          COMBINED FUND
---------------------------------------------------------------------------------------------------------
Total Net Assets                                $578,943,249       $511,439,866         $1,090,383,115
                                                  (Shares)       (Class I Shares)      (Class I Shares)
---------------------------------------------------------------------------------------------------------
Shares Outstanding                              578,947,328         511,442,434          1,090,389,762
                                                  (Shares)       (Class I Shares)      (Class I Shares)
---------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                          $1.00               $1.00                 $1.00
                                                  (Shares)       (Class I Shares)      (Class I Shares)
---------------------------------------------------------------------------------------------------------

*   Fleet Advisors or an affiliate will bear all expenses of the Reorganization.

+ The Galaxy Institutional Money Market Fund will be the accounting survivor for financial statement purposes.

    5. The table below reflects the capitalization as of October 31, 2000 and PRO FORMA capitalization information for the combination of the Pillar Tax-Exempt Money Market Fund with the Galaxy Tax-Exempt Money Market Fund.

                                        PILLAR TAX-EXEMPT    GALAXY TAX-EXEMPT        PRO FORMA
                                        MONEY MARKET FUND*   MONEY MARKET FUND+     COMBINED FUND
---------------------------------------------------------------------------------------------------
Total Net Assets                           $55,332,193         $215,913,814         $271,246,007
                                        (Class A Shares)     (Retail A Shares)    (Retail A Shares)
                                          $160,898,937        $1,276,444,824       $1,437,343,761
                                        (Class I Shares)      (Trust Shares)       (Trust Shares)
---------------------------------------------------------------------------------------------------
Shares Outstanding                         55,329,782           215,971,129          271,300,911
                                        (Class A Shares)     (Retail A Shares)    (Retail A Shares)
                                           160,904,657         1,276,652,565        1,437,557,222
                                        (Class I Shares)      (Trust Shares)       (Trust Shares)
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share                     $1.00                $1.00                $1.00
                                        (Class A Shares)     (Retail A Shares)    (Retail A Shares)
                                              $1.00                $1.00                $1.00
                                        (Class I Shares)      (Trust Shares)       (Trust Shares)
---------------------------------------------------------------------------------------------------

* Estimated costs of the Reorganization are $52,021. The Pillar Tax-Exempt Money Market Fund will bear these expenses, except that Fleet Advisors or an affiliate will bear these expenses to the extent they result in a decrease in the per share net asset value of the Fund.

+ The Galaxy Tax-Exempt Money Market Fund will be the accounting survivor for financial statement purposes.

    6. The table below reflects the capitalization as of March 30, 2001 and PRO FORMA capitalization information for the combination of the Pillar Intermediate-Term Government Securities Fund with the Galaxy Intermediate Government Income Fund.

                                             PILLAR              GALAXY
                                          INTERMEDIATE-       INTERMEDIATE
                                         TERM GOVERNMENT       GOVERNMENT           PRO FORMA
                                        SECURITIES FUND*      INCOME FUND+        COMBINED FUND
-------------------------------------------------------------------------------------------------
Total Net Assets                            $817,263           $47,473,585         $48,290,848
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                           $19,756,659        $464,031,254        $483,787,913
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Shares Outstanding                           79,809             4,590,424           4,669,463
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                            1,928,893          44,868,507          46,779,209
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share                    $10.24              $10.34              $10.34
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                             $10.24              $10.34              $10.34
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------

*   Estimated costs of the Reorganization are $7,563.

+ The Galaxy Intermediate Government Income Fund will be the accounting survivor for financial statement purposes.

    7. The table below reflects the capitalization as of October 31, 2000 and PRO FORMA capitalization information for the combination of the Pillar Fixed Income Fund with the Galaxy High Quality Bond Fund.

                                           PILLAR FIXED        GALAXY HIGH           PRO FORMA
                                           INCOME FUND*     QUALITY BOND FUND+     COMBINED FUND
--------------------------------------------------------------------------------------------------
Total Net Assets                            $3,121,927         $33,429,355          $36,551,282
                                         (Class A Shares)   (Retail A Shares)    (Retail A Shares)
                                            $5,763,968         $5,774,688           $11,538,656
                                         (Class B Shares)   (Retail B Shares)    (Retail B Shares)
                                           $184,313,974       $558,788,763         $743,102,737
                                         (Class I Shares)    (Trust Shares)       (Trust Shares)
--------------------------------------------------------------------------------------------------
Shares Outstanding                           313,219            3,229,142            3,530,777
                                         (Class A Shares)   (Retail A Shares)    (Retail A Shares)
                                             576,107             557,815             1,114,720
                                         (Class B Shares)   (Retail B Shares)    (Retail B Shares)
                                            18,475,735         53,977,307           71,785,420
                                         (Class I Shares)    (Trust Shares)       (Trust Shares)
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share                     $9.97              $10.35               $10.35
                                         (Class A Shares)   (Retail A Shares)    (Retail A Shares)
                                              $10.01             $10.35               $10.35
                                         (Class B Shares)   (Retail B Shares)    (Retail B Shares)
                                              $9.98              $10.35               $10.35
                                         (Class I Shares)    (Trust Shares)       (Trust Shares)
--------------------------------------------------------------------------------------------------

*   Estimated costs of the Reorganization are $75,006.

+ The Galaxy High Quality Bond Fund will be the accounting survivor for financial statement purposes.

    8. The table below reflects the capitalization as of October 31, 2000 and PRO FORMA capitalization information for the combination of the Pillar New Jersey Municipal Securities Fund with the Galaxy New Jersey Municipal Bond Fund.

                                         PILLAR NEW JERSEY   GALAXY NEW JERSEY
                                             MUNICIPAL           MUNICIPAL           PRO FORMA
                                         SECURITIES FUND*       BOND FUND+         COMBINED FUND
--------------------------------------------------------------------------------------------------
Total Net Assets                            $8,737,583          $1,197,821          $9,935,404
                                         (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                           $86,896,968          $10,173,762         $97,070,730
                                         (Class I Shares)     (Trust Shares)      (Trust Shares)
--------------------------------------------------------------------------------------------------
Shares Outstanding                           836,928              121,192            1,005,563
                                         (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                            8,291,998            1,029,341           9,824,581
                                         (Class I Shares)     (Trust Shares)      (Trust Shares)
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share                     $10.44               $9.88               $9.88
                                         (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                              $10.48               $9.88               $9.88
                                         (Class I Shares)     (Trust Shares)      (Trust Shares)
--------------------------------------------------------------------------------------------------

*   Estimated costs of the Reorganization are $34,297.

+ The Galaxy New Jersey Municipal Bond Fund will be the accounting survivor for financial statement purposes.

    9. The table below reflects the capitalization as of March 30, 2001 and PRO FORMA capitalization information for the combination of the Pillar Pennsylvania Municipal Securities Fund with the Galaxy Pennsylvania Municipal Bond Fund.

                                                           PILLAR PENNSYLVANIA
                                                           MUNICIPAL SECURITIES       PRO FORMA
                                                                  FUND*+            COMBINED FUND
---------------------------------------------------------------------------------------------------
Total Net Assets                                                $262,711
                                                            (Class A Shares)
                                                               $23,874,053           $24,136,764
                                                            (Class I Shares)       (Trust Shares)
---------------------------------------------------------------------------------------------------
Shares Outstanding                                               26,709
                                                            (Class A Shares)
                                                                2,419,347             2,445,964
                                                            (Class I Shares)       (Trust Shares)
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                         $9.84
                                                            (Class A Shares)
                                                                  $9.87                 $9.87
                                                            (Class I Shares)       (Trust Shares)
---------------------------------------------------------------------------------------------------

*   Estimated costs of the Reorganization are $8,872.

+ The Pillar Pennsylvania Municipal Securities Fund will be the accounting survivor for financial statement purposes.

    10. The table below reflects the capitalization as of March 30, 2001 and PRO FORMA capitalization information for the combination of the Pillar Balanced Fund with the Galaxy Asset Allocation Fund.

                                             PILLAR           GALAXY ASSET          PRO FORMA
                                         BALANCED FUND*     ALLOCATION FUND+      COMBINED FUND
-------------------------------------------------------------------------------------------------
Total Net Assets                           $6,756,393         $310,533,243        $317,289,636
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                           $24,683,327         $95,593,821        $120,277,148
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                           $17,769,784        $246,905,861        $264,675,645
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Shares Outstanding                           566,142           19,572,349          19,998,083
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                            2,082,020           6,034,407           7,592,698
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                            1,491,130          15,572,739          16,693,154
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share                    $11.93              $15.87              $15.87
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                             $11.86              $15.84              $15.84
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                             $11.92              $15.86              $15.86
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------

*   Fleet Advisors or an affiliate will bear all expenses of the Reorganization.

+ The Galaxy Asset Allocation Fund will be the accounting survivor for financial statement purposes.

    11. The table below reflects the capitalization as of October 31, 2000 and PRO FORMA capitalization information for the combination of the Pillar Equity Income Fund with the Galaxy Equity Income Fund.

                                          PILLAR EQUITY       GALAXY EQUITY         PRO FORMA
                                          INCOME FUND*        INCOME FUND+        COMBINED FUND
-------------------------------------------------------------------------------------------------
Total Net Assets                           $13,016,205        $188,846,775        $201,862,980
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                           $16,486,654         $3,969,164          $20,455,818
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                           $72,090,354        $106,147,556        $178,237,910
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Shares Outstanding                           850,919           10,628,576          11,361,058
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                            1,084,403            226,832            1,168,927
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                            4,721,920           5,964,492          10,014,512
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share                    $15.30              $17.77              $17.77
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                             $15.20              $17.50              $17.50
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                             $15.27              $17.80              $17.80
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------

*   Estimated costs of the Reorganization are $32,554.

+ The Galaxy Equity Income Fund will be the accounting survivor for financial statement purposes.

    12. The table below reflects the capitalization as of March 30, 2001 and PRO FORMA capitalization information for the combination of the Pillar Equity Value Fund with the Galaxy Large Cap Value Fund.

                                                            PILLAR EQUITY         PRO FORMA
                                                            VALUE FUND*+        COMBINED FUND
-----------------------------------------------------------------------------------------------
Total Net Assets                                             $14,156,398         $14,156,398
                                                          (Class A Shares)    (Retail A Shares)
                                                             $27,294,505         $27,294,505
                                                          (Class B Shares)    (Retail B Shares)
                                                            $201,553,765        $201,533,765
                                                          (Class I Shares)     (Trust Shares)
-----------------------------------------------------------------------------------------------
Shares Outstanding                                             998,159             998,159
                                                          (Class A Shares)    (Retail A Shares)
                                                              1,959,167           1,959,167
                                                          (Class B Shares)    (Retail B Shares)
                                                             14,184,921          14,184,921
                                                          (Class I Shares)     (Trust Shares)
-----------------------------------------------------------------------------------------------
Net Asset Value Per Share                                      $14.18              $14.18
                                                          (Class A Shares)    (Retail A Shares)
                                                               $13.93              $13.93
                                                          (Class B Shares)    (Retail B Shares)
                                                               $14.21              $14.21
                                                          (Class I Shares)     (Trust Shares)
-----------------------------------------------------------------------------------------------

*   Fleet Advisors or an affiliate will bear all expenses of the Reorganization.

+ The Pillar Equity Value Fund will be the accounting survivor for financial statement purposes.

    13. The table below reflects the capitalization as of March 30, 2001 and PRO FORMA capitalization information for the combination of the Pillar Equity Growth Fund with the Galaxy Large Cap Growth Fund.

                                                            PILLAR EQUITY         PRO FORMA
                                                            GROWTH FUND*+       COMBINED FUND
-----------------------------------------------------------------------------------------------
Total Net Assets                                             $6,407,522          $6,407,522
                                                          (Class A Shares)    (Retail A Shares)
                                                             $32,671,359         $32,671,359
                                                          (Class B Shares)    (Retail B Shares)
                                                            $203,468,826        $203,468,826
                                                          (Class I Shares)     (Trust Shares)
-----------------------------------------------------------------------------------------------
Shares Outstanding                                             725,391             725,391
                                                          (Class A Shares)    (Retail A Shares)
                                                              3,823,113           3,823,113
                                                          (Class B Shares)    (Retail B Shares)
                                                             22,611,922          22,611,922
                                                          (Class I Shares)     (Trust Shares)
-----------------------------------------------------------------------------------------------
Net Asset Value Per Share                                       $8.83               $8.83
                                                          (Class A Shares)    (Retail A Shares)
                                                                $8.55               $8.55
                                                          (Class B Shares)    (Retail B Shares)
                                                                $9.00               $9.00
                                                          (Class I Shares)     (Trust Shares)
-----------------------------------------------------------------------------------------------

*   Fleet Advisors or an affiliate will bear all expenses of the Reorganization.

+ The Pillar Equity Growth Fund will be the accounting survivor for financial statement purposes.

    14. The table below reflects the capitalization as of March 30, 2001 and PRO FORMA capitalization information for the combination of the Pillar Mid Cap Fund with the Galaxy Growth Fund II.

                                                  PILLAR MID CAP          GALAXY          PRO FORMA
                                                       FUND*          GROWTH FUND II+   COMBINED FUND
------------------------------------------------------------------------------------------------------
Total Net Assets                                    $7,516,131         $63,847,476       $71,363,607
                                                 (Class I Shares)     (Trust Shares)    (Trust Shares)
------------------------------------------------------------------------------------------------------
Shares Outstanding                                    812,722           6,935,084         7,751,168
                                                 (Class I Shares)     (Trust Shares)    (Trust Shares)
------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                              $9.25              $9.21             $9.21
                                                 (Class I Shares)     (Trust Shares)    (Trust Shares)
------------------------------------------------------------------------------------------------------

*   Fleet Advisors or an affiliate will bear all expenses of the Reorganization.

+ The Galaxy Growth Fund II will be the accounting survivor for financial statement purposes.

    15. The table below reflects the capitalization as of March 30, 2001, and PRO FORMA capitalization information for the combination of the Pillar International Equity Fund with the Galaxy International Equity Fund.

                                             PILLAR              GALAXY
                                          INTERNATIONAL       INTERNATIONAL         PRO FORMA
                                          EQUITY FUND*        EQUITY FUND+        COMBINED FUND
-------------------------------------------------------------------------------------------------
Total Net Assets                            $659,765           $76,406,109         $77,065,874
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                           $2,699,076          $6,808,869          $9,507,945
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                           $29,308,208        $674,813,513        $704,121,721
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Shares Outstanding                           63,245             5,547,250           5,595,163
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                             266,501             496,429             693,155
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                            2,789,555          48,241,491          50,336,431
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share                    $10.43              $13.77              $13.77
                                        (Class A Shares)    (Retail A Shares)   (Retail A Shares)
                                             $10.13              $13.72              $13.72
                                        (Class B Shares)    (Retail B Shares)   (Retail B Shares)
                                             $10.51              $13.99              $13.99
                                        (Class I Shares)     (Trust Shares)      (Trust Shares)
-------------------------------------------------------------------------------------------------

*   Estimated costs of the Reorganization are $12,008.

+ The Galaxy International Equity Fund will be the accounting survivor for financial statement purposes.

    FEDERAL INCOME TAX CONSIDERATIONS. Each Galaxy Fund and each Pillar Fund intends to qualify as of the effective time of the Reorganization, as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Pillar Fund and each Corresponding Galaxy Fund has been, and expects to continue to be, relieved of federal income tax liability.

    Consummation of the Reorganization with respect to each Pillar Fund and its Corresponding Galaxy Fund is subject to the condition that Pillar and Galaxy receive an opinion from Drinker Biddle & Reath LLP, counsel to Galaxy, substantially to the effect that, based on certain assumptions and representations of relevant facts, for federal income tax purposes: (i) the transfer of substantially all of the assets and liabilities of a Pillar Fund to its Corresponding Galaxy Fund in exchange for the Galaxy Fund Shares issued by such Corresponding Galaxy Fund, and the distribution of those Galaxy Fund Shares to shareholders of the Pillar Fund, will consist of fifteen "reorganizations" within the meaning of Section 368(a) of the Code, and each Pillar Fund and its Corresponding Galaxy Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by any Pillar Fund upon the transfer of its assets and liabilities to its Corresponding Galaxy Fund solely in exchange for Galaxy Fund Shares of the Corresponding Galaxy Fund; (iii) no gain or loss will be recognized by each Galaxy Fund upon the receipt of the assets and assumption of liabilities of its Corresponding Pillar Fund solely in exchange for the Galaxy Fund Shares; (iv) the basis of each Pillar Fund's assets received by the Corresponding Galaxy Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of such Pillar Fund immediately prior to the Reorganization; (v) the holding period of each Pillar Fund's assets in the hands of its Corresponding Galaxy Fund will include the period for which such assets have been held by such Pillar Fund; (vi) no gain or loss will be recognized by any Pillar Fund on the distribution to its shareholders of the Galaxy Fund Shares of its Corresponding Galaxy Fund; (vii) no gain or loss will be recognized by the shareholders of any Pillar Fund upon their receipt of the Galaxy Fund Shares in exchange for such shareholders' shares of the Pillar Fund;
(viii) the basis of the Galaxy Fund Shares received by the shareholders of each Pillar Fund will be the same as the basis of the Pillar Fund Shares surrendered by such shareholders pursuant to the Reorganization; (ix) the holding period for the Galaxy Fund Shares received by each Pillar Fund shareholder will include the period during which such shareholder held the Pillar Fund Shares surrendered in exchange therefor, provided that such Pillar Fund shares are held as a capital asset in the hands of such Pillar Fund shareholder on the date of the exchange; and (x) each Galaxy Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Pillar Fund as of the applicable effective time of the Reorganization with respect to the Pillar Funds, subject to the conditions and limitations specified in the Code.

    As is customary in transactions such as the Reorganization, each Pillar Fund that is being reorganized into an Existing Galaxy Fund will declare and pay to its shareholders a distribution of all realized capital gains immediately prior to the Reorganization. The Pillar Pennsylvania Municipal Securities Fund, Pillar Equity Value Fund and Pillar Equity Growth Fund do not intend to make any such final distribution to shareholders. Shareholders of each Pillar Fund should note that the sale of securities by the Pillar Funds prior to the effective time of the Reorganization, whether in the ordinary course of business or in anticipation of the Closing, could increase the amount of the taxable capital gains distribution made prior to the Reorganization.

    Galaxy and Pillar have not sought, and will not seek, a private ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Drinker Biddle & Reath LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

                  COMPARISON OF PILLAR FUNDS AND GALAXY FUNDS

    INVESTMENT OBJECTIVES AND POLICIES. The investment objectives, policies and restrictions of each Pillar Fund are, in general, similar to those of its Corresponding Galaxy Fund. They are summarized generally in this section and are followed by a more detailed Fund-by-Fund analysis below. Moreover, the investment objective, policies and restrictions of each of the Pillar Pennsylvania Municipal Securities Fund, Pillar Equity Value Fund and Pillar Equity Growth Fund are, in each case, substantially the same as those of its respective Corresponding Shell Galaxy Fund. Each Shell Galaxy Fund is being created to acquire the assets and continue the business of its respective corresponding Continuing Pillar Fund. There are, however, certain differences in the types of securities in which each of the Reorganizing Pillar Funds may invest and the types of securities in which its Corresponding Galaxy Fund may invest, as well as differences in certain investment policies of such Funds. A discussion of some of the more significant differences between some of the Funds follows.

    REORGANIZING MONEY MARKET FUNDS -- GENERALLY. The Pillar Money Market Funds and their Corresponding Galaxy Funds are all subject to the general restrictions and limitations of Rule 2a-7 under the 1940 Act. However, there are differences between the investment policies and restrictions of the Pillar Money Market Funds and their Corresponding Galaxy Funds. For example:

    - The Galaxy U.S. Treasury Money Market Fund and the Galaxy Institutional Treasury Money Market Fund may invest in obligations of certain U.S. government agencies and instrumentalities, while the Pillar U.S. Treasury Securities Money Market Fund and the Pillar U.S. Treasury Securities Plus Money Market Fund may not.

    - The Pillar U.S. Treasury Securities Money Market Fund may invest in securities of other investment companies and may enter into repurchase agreements, while the Galaxy U.S. Treasury Money Market Fund may do neither.

    - The Galaxy Institutional Treasury Money Market Fund may enter into reverse repurchase agreements, but the Pillar U.S. Treasury Securities Plus Money Market Fund may not.

    - The Pillar Prime Obligation Money Market Fund may invest in securities whose credit is rated in the top two rating categories for short-term debt while the Galaxy Money Market Fund is limited to securities having the highest short-term debt rating.

    - The Galaxy Money Market Fund, but not the Pillar Prime Obligation Money Market Fund, may enter into reverse repurchase agreements.

    - Each of the Pillar Institutional Select Money Market Fund and Galaxy Institutional Money Market Fund may borrow money from banks for temporary purposes but are subject to different asset percentage borrowing limitations.

    - Each of the Pillar Tax-Exempt Money Market Fund and Galaxy Tax-Exempt Money Market Fund may invest in taxable instruments but are subject to different asset percentage limitations on such investments.

    - Each Pillar Money Market Fund may engage in securities lending while only certain Corresponding Galaxy Funds may do so.

    - The Pillar Money Market Funds may not enter into reverse repurchase agreements while certain of the Corresponding Galaxy Funds may enter into such agreements.

    REORGANIZING BOND AND TAX-EXEMPT FUNDS -- GENERALLY. While the Pillar Bond Funds and Pillar Tax-Exempt Funds have investment policies and restrictions that are similar to their Corresponding Galaxy Funds, there are certain differences. For example:

    - The Pillar Intermediate-Term Government Securities Fund may invest in mortgage-backed securities rated in one of the top two ratings categories by a nationally recognized statistical rating organization ("NRSRO") while the Galaxy Intermediate Government Income Fund may invest in mortgage-backed securities rated in one of the top three ratings categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's").

    - Among the Pillar Fixed Income Fund's primary investments are corporate debt obligations rated in one of the three highest ratings categories by an NRSRO, commercial paper rated in the highest short-term ratings category by an NRSRO, and mortgage-backed and asset-backed securities rated in one of the two highest ratings categories by an NRSRO. By contrast, the Galaxy High Quality Bond Fund invests primarily (at least 65% of total assets) in securities rated in one of the top two ratings categories by S&P or Moody's, and nearly all of the Fund's assets are invested in securities that are investment grade (i.e., rated in one of the top four ratings categories by S&P or Moody's or are of comparable quality if unrated).

    - Among the Pillar New Jersey Municipal Securities Fund's primary investments are municipal bonds rated in one of the top three ratings categories by an NRSRO, municipal notes rated in one of the two highest ratings categories by an NRSRO, and commercial paper rated in one of the two highest short-term ratings categories by an NRSRO. By contrast, the Galaxy New Jersey Municipal Bond Fund invests primarily (at least 65% of total assets) in municipal securities rated in one of the top three ratings categories by S&P or Moody's, and nearly all of the Fund's assets are invested in securities that are investment grade.

    REORGANIZING BALANCED FUND AND STOCK FUNDS -- GENERALLY. While the Pillar Balanced Fund and Pillar Stock Funds have investment policies and restrictions that are similar to their Corresponding Galaxy Funds, there are certain differences. For example:

    - The Pillar Balanced Fund may invest in corporate bonds and debentures that have one of the top three ratings assigned by an NRSRO while the Galaxy Asset Allocation Fund may invest in debt securities rated in one of the four highest ratings categories assigned by S&P or Moody's.

    - The Pillar Balanced Fund reserves the right to invest up to 25% of its assets in foreign securities denominated in foreign currencies and traded on foreign markets, but has no present intention to do so, although the Fund may gain exposure to foreign securities through American Depositary Receipts ("ADRs"), while the Galaxy Asset Allocation Fund may invest up to 25% of its total assets in foreign securities either directly or by purchasing ADRs or European Depositary Receipts ("EDRs").

    - Similarly, the Pillar Equity Income Fund reserves the right to invest up to 25% of its assets in foreign securities denominated in foreign currencies and traded on foreign markets, but has no present intention to do so, although the Fund may gain exposure to foreign securities through ADRs, while the Galaxy Equity Income Fund may invest up to 20% of its total assets in foreign securities either directly or by purchasing ADRs or EDRs.

    - The Pillar Mid Cap Fund normally invests at least 65% of its total assets in equity securities of issuers with market capitalizations between $700 million and $7 billion at time of purchase while the Galaxy Growth Fund II principally invests in companies with market capitalizations of at least $250 million.

    - The Galaxy Growth Fund II may invest in common stocks of foreign companies (including depositary receipts) while the Pillar Mid Cap Fund primarily invests in common stocks of U.S. companies; although the Pillar Mid Cap Fund reserves the right to invest up to 25% of its assets in foreign securities denominated in foreign currencies and traded on foreign markets, it has no present intention to do so.

    - The Pillar International Equity Fund primarily invests in the equity securities of companies located in Europe and the Pacific basin while the Galaxy International Equity Fund primarily invests in the equity securities of issuers located in a variety of regions, including but not limited to Europe, the Pacific basin, North America and South America.

    - Less than 5% of the total assets of the Pillar International Equity Fund may be invested in emerging markets while the Galaxy International Equity Fund may invest up to 20% of its total assets in emerging markets.

    FUND-BY-FUND ANALYSIS. This Fund-by-Fund analysis provides additional information concerning the investment objectives and certain significant similarities and differences among the investment limitations and policies of the Reorganizing Pillar Funds and their Corresponding Galaxy Funds. Because the Pillar Pennsylvania Municipal Securities Fund, Pillar Equity Value Fund and Pillar Equity Growth Fund will be reorganized into Shell Galaxy Funds that have substantially the same investment objectives, policies and restrictions as their corresponding Continuing Pillar Funds, they are not discussed in this section. The following is qualified in its entirety by the more detailed information included in the prospectuses and statements of additional information for the Pillar Funds and the Corresponding Galaxy Funds which are incorporated by reference into this Proxy/Prospectus.

1. PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND/GALAXY U.S. TREASURY MONEY MARKET FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND: seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

        (b) GALAXY U.S. TREASURY MONEY MARKET FUND: seeks current income with liquidity and stability of principal.

        COMMENT: Each Fund is a money market fund and, in accordance with Rule 2a-7 under the 1940 Act, will generally invest in instruments with remaining maturities not exceeding 397 days. Each Fund will maintain an average dollar weighted portfolio maturity of 90 days or less.

        The Pillar U.S. Treasury Securities Money Market Fund invests exclusively in (i) bills, notes and bonds issued by the U.S. Treasury,
    (ii) separately traded interest and principal components of such obligations, and (iii) repurchase agreements collateralized by the foregoing instruments.

        The Galaxy U.S. Treasury Money Market Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies and instrumentalities (such as Federal Home Loan Banks and Federal Farm Credit Banks) that provide income that is generally not subject to state income tax. The Galaxy U.S. Treasury Money Market Fund, unlike the Pillar U.S. Treasury Money Market Fund, may not enter into repurchase agreements.

        The Pillar U.S. Treasury Securities Money Market Fund, unlike the Galaxy U.S. Treasury Money Market Fund, may invest in securities of other investment companies to the extent permitted by the 1940 Act. The Pillar U.S. Treasury Securities Money Market Fund, unlike the Galaxy U.S. Treasury Money Market Fund, may engage in securities lending. Each Fund may borrow money from banks for temporary purposes limited to 10% of such Fund's total assets.

2. PILLAR U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND/GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND: seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

        (b) GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND: seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

        COMMENT: Each Fund is a money market fund and, in accordance with Rule 2a-7 under the 1940 Act, will generally invest in instruments with remaining maturities not exceeding 397 days. Each Fund will maintain an average dollar weighted portfolio maturity of 90 days or less.

        The Pillar U.S. Treasury Securities Plus Money Market Fund invests exclusively in (i) bills, notes and bonds issued by the U.S. Treasury,
    (ii) separately traded interest and principal components of such obligations, and (iii) repurchase agreements collateralized by the foregoing instruments.

        The Galaxy Institutional Treasury Money Market Fund invests primarily in short-term U.S. government obligations, including U.S. Treasury securities, U.S. government agency obligations and repurchase agreements secured by U.S. government obligations. The Galaxy Institutional Treasury Money Market Fund normally invests at least 65% of its total assets in bills, notes and bonds issued by the U.S. Treasury and repurchase agreements secured by U.S. Treasury securities, and invests the remainder of its assets in U.S. government obligations issued by agencies or instrumentalities, including mortgage-backed securities. The Galaxy Institutional Treasury Money Market Fund also may invest in certain variable and floating rate instruments.

        Both Funds may engage in securities lending. The Galaxy Institutional Treasury Money Market Fund, unlike the Pillar U.S. Treasury Securities Plus Money Market Fund, may enter into reverse repurchase agreements. Each Fund may borrow money from banks for temporary purposes limited to 10% of total assets, in the case of the Pillar U.S. Treasury Securities Plus Money Market Fund, and 33 1/3% of total assets, in the case of the Galaxy Institutional Treasury Money Market Fund.

3.  PILLAR PRIME OBLIGATION MONEY MARKET FUND/GALAXY MONEY MARKET FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR PRIME OBLIGATION MONEY MARKET FUND: seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

        (b) GALAXY MONEY MARKET FUND: seeks as high a level of current income as is consistent with liquidity and stability of principal.

        COMMENT: Each Fund is a money market fund and, in accordance with Rule 2a-7 under the 1940 Act, will generally invest in instruments with remaining maturities not exceeding 397 days. Each Fund will maintain an average dollar weighted portfolio maturity of 90 days or less. The Pillar Prime Obligation Money Market Fund invests only in securities rated in one of the top two short-term debt rating categories by an NRSRO while the Galaxy Money Market Fund invests only in securities rated in the highest rating category by an NRSRO or, in the case of either Fund, determined to be of comparable quality if unrated. In accordance with Rule 2a-7, the Pillar Prime Obligation Money Market Fund will limit its investments in the second highest short-term rating category to 5% of its assets.

        The Pillar Prime Obligation Money Market Fund invests in a broad range of high quality short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, U.S. government agencies and instrumentalities, domestic and foreign banks and corporations, supranational entities, and foreign governments. The Pillar Prime Obligation Money Market Fund may also enter into fully collateralized repurchase agreements. Specific instruments in which the Pillar Prime Obligation Money Market Fund may invest include (i) commercial paper and short-term obligations of U.S. corporations, (ii) certificates of deposits, time deposits and bankers' acceptances issued by U.S. commercial banks, U.S. savings and loan institutions, and London branches of foreign banks (limited to no more than 25% of the Fund's assets in money market instruments issued by foreign branches of U.S. banks and London branches of foreign banks), and
    (iii) repurchase agreements.

        The Galaxy Money Market Fund invests in a diversified portfolio of money market instruments, including commercial paper, notes and bonds issued by U.S. corporations, obligations issued by the U.S. government, its agencies and instrumentalities, and obligations issued by U.S. and foreign banks,

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    such as certificates of deposit. The Galaxy Money Market Fund's investments may include municipal securities consisting of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax. The Galaxy Money Market Fund also may invest in municipal securities the interest on which is subject to federal income tax.

        Both Funds may engage in securities lending. The Galaxy Money Market Fund, unlike the Pillar Prime Obligation Money Market Fund, may enter into reverse repurchase agreements. The Pillar Prime Obligation Money Market Fund, unlike the Galaxy Money Market Fund, may invest in securities of other investment companies to the extent permitted by Rule 2a-7. Each Fund may borrow money from banks for temporary purposes limited to 10% of such Fund's total assets.

4. PILLAR INSTITUTIONAL SELECT MONEY MARKET FUND/GALAXY INSTITUTIONAL MONEY MARKET FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR INSTITUTIONAL SELECT MONEY MARKET FUND: seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

        (b) GALAXY INSTITUTIONAL MONEY MARKET FUND: seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

        COMMENT: Each Fund is a money market fund and, in accordance with Rule 2a-7 under the 1940 Act, will generally invest in instruments with remaining maturities not exceeding 397 days. Each Fund will maintain an average dollar weighted portfolio maturity of 90 days or less. Each Fund invests only in securities rated in one of the top two short-term debt rating categories by an NRSRO.

        The Pillar Institutional Select Money Market Fund invests in a broad range of high quality short-term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, U.S. government agencies and instrumentalities, domestic and foreign banks and corporations, supranational entities, and foreign governments. The Pillar Institutional Select Money Market Fund may also enter into fully collateralized repurchase agreements. Specific instruments in which the Pillar Institutional Select Money Market Fund may invest include (i) commercial paper and short-term obligations of U.S. corporations, (ii) certificates of deposits, time deposits and bankers' acceptances issued by U.S. commercial banks, U.S. savings and loan institutions, and London branches of foreign banks (limited to no more than 25% of the Fund's assets in money market instruments issued by foreign branches of U.S. banks and London branches of foreign banks), and
    (iii) repurchase agreements.

        The Galaxy Institutional Money Market Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. government agency obligations, taxable municipal securities and repurchase agreements. The Galaxy Institutional Money Market Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks and in U.S. government obligations.

        Both Funds may engage in securities lending and may enter into reverse repurchase agreements. The Galaxy Institutional Money Market Fund, unlike the Pillar Institutional Select Money Market Fund, may invest in private activity bonds and custodial receipts, certificates of participation, convertible securities, mortgage-backed securities and guaranteed investment contracts. The Pillar Institutional Select Money Market Fund, unlike the Galaxy Institutional Money Market Fund, may invest in Treasury Receipts, Treasury Investment Growth Receipts and Certificates of Accrual on Treasury Securities. Each Fund may borrow from banks for temporary purposes limited to 10% of total assets, in the case of the Pillar Institutional Select Money Market Fund, and 33 1/3% of assets, in the case of the Galaxy Institutional Money Market Fund.

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5.  PILLAR TAX-EXEMPT MONEY MARKET FUND/GALAXY TAX-EXEMPT MONEY MARKET FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR TAX-EXEMPT MONEY MARKET FUND: Seeks to preserve principal value and maintain a high degree of liquidity while providing current income that is exempt from federal income tax.

        (b) GALAXY TAX-EXEMPT MONEY MARKET FUND: Seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

        COMMENT: Each Fund is a money market fund and, in accordance with Rule 2a-7 under the 1940 Act, will generally invest in instruments with remaining maturities not exceeding 397 days. Each Fund will maintain an average dollar weighted portfolio maturity of 90 days or less. Each Fund invests in securities rated in one of the two highest short-term rating categories by an NRSRO.

        The Pillar Tax-Exempt Money Market Fund invests substantially all (at least 80%) of its total assets in a broad range of high quality short-term municipal money market instruments that pay interest that is exempt from federal income taxes. Such instruments consist of obligations that are issued by states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. The Pillar Tax-Exempt Money Market Fund may invest not more than 20% of its assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax, but intends to be fully invested in securities exempt from federal income tax. The Pillar Tax-Exempt Money Market Fund primarily invests in municipal bonds, notes and tax-exempt commercial paper. Because the Pillar Tax-Exempt Money Market Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in credit quality of these institutions could cause losses that may effect the Fund's share price.

        The Galaxy Tax-Exempt Money Market Fund normally invests at least 80% of its total assets in municipal securities issued by state and local governments and other political or public bodies or agencies that pay interest which is exempt from regular federal income tax. Under normal conditions, the Galaxy Tax-Exempt Money Market Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. government obligations, money market instruments and repurchase agreements. The Galaxy Tax-Exempt Money Market Fund may purchase municipal securities consisting of general obligation securities, revenue securities and private activity bonds. Interest on private activity bonds may be subject to the federal alternative minimum tax and investments in such bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. The Galaxy Tax-Exempt Money Market Fund may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues of similar projects, although the Galaxy Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis.

        The Pillar Tax-Exempt Money Market Fund, unlike the Galaxy Tax-Exempt Money Market Fund, may engage in securities lending. The Galaxy Tax-Exempt Money Market Fund, unlike the Pillar Tax-Exempt Money Market Fund, may invest in tender option bonds. Each Fund may borrow from banks for temporary purposes limited to 10% of such Fund's total assets.

6. PILLAR INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND/GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND: seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

        (b) GALAXY INTERMEDIATE GOVERNMENT INCOME FUND: seeks the highest level of current income consistent with prudent risk of capital.

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        COMMENT: The Pillar Intermediate-Term Government Securities Fund
    attempts to invest fully in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, and in no event will less than 65% of its total assets to be invested in such securities. The Pillar Intermediate-Term Government Securities Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. The Pillar Intermediate-Term Government Securities Fund may also invest in mortgage-backed securities issued by private issuers rated in one of the two highest rating categories by an NRSRO and backed by mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Pillar Intermediate-Term Government Securities Fund may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. Under normal circumstances the Pillar Intermediate-Term Government Securities Fund's dollar-weighted average maturity will be approximately three years; however, this average maturity may vary substantially in anticipation of a change in the interest rate environment, but in no event will it exceed ten years.

        The Galaxy Intermediate Government Income Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. The Galaxy Intermediate Government Income Fund also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks. While not among its principal investment strategies, the Galaxy Intermediate Government Income Fund may invest in municipal securities and may enter into interest rate future contracts for hedging purposes. The Galaxy Intermediate Government Income Fund also may invest in obligations issued by Canadian provincial governments, in debt obligations of supranational entities, and in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Nearly all investments will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined to be of comparable quality. The Galaxy Intermediate Government Income Fund may hold securities that were investment grade when purchased, but have since been downgraded, but will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of net assets. The Galaxy Intermediate Government Income Fund's average weighted maturity will be between three and ten years under normal circumstances.

        Both Funds may engage in securities lending, but the Pillar Intermediate-Term Government Securities Fund has no present intention to do so. Each Fund may borrow money from banks for temporary purposes limited to 10% of total assets, in the case of the Galaxy Intermediate Government Income Fund, and 33 1/3% of total assets, in the case of the Pillar Intermediate-Term Government Securities Fund. The Galaxy Intermediate Government Income Fund, unlike the Pillar Intermediate-Term Government Securities Fund, may enter into reverse repurchase agreements. The Galaxy Intermediate Government Income Fund, unlike the Pillar Intermediate-Term Government Securities Fund, may invest in guaranteed investment contracts ("GICs") and bank investment contracts ("BICs").

7.  PILLAR FIXED INCOME FUND/GALAXY HIGH QUALITY BOND FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR FIXED INCOME FUND: seeks to provide a high level of total return through current income and capital appreciation, consistent with preservation of capital.

        (b) GALAXY HIGH QUALITY BOND FUND: seeks to provide a high level of current income consistent with prudent risk of capital.

        COMMENT: The Pillar Fixed Income Fund invests primarily in U.S. Treasury and U.S. government agency obligations, including mortgage-backed securities, and corporate debt securities that are rated in one of the three highest ratings categories by an NRSRO. The Pillar Fixed Income Fund may also hold securities that were rated in one of the three highest ratings categories by an NRSRO at the time

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    of purchase but have since been downgraded. The Pillar Fixed Income Fund may purchase securities with any stated remaining maturity, but under normal circumstances, will maintain a dollar weighted average maturity of less than 15 years.

        The Pillar Fixed Income Fund will invest at least 65% of its assets in
    (i) U.S. Treasury obligations, (ii) U.S. government agency obligations,
    (iii) corporate debt obligations rated in one of the three highest rating categories by an NRSRO or determined to be of comparable quality, (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined to be of comparable quality, (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion, (vi) securities of the government of Canada and its provincial and local governments,
    (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury obligations, (viii) obligations subject to federal income tax issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, which are rated A or higher by an NRSRO or determined to be of comparable quality, and
    (ix) repurchase agreements involving such securities. In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers. The remaining assets may be invested in
    (i) mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), that are rated in one of the top two rating categories by an NRSRO and which are backed solely by Government National Mortgage Association ("GNMA") certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, and
    (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO. Mortgage-backed securities issued by private issuers must be rated in one of the two highest rating categories by an NRSRO and backed by mortgage-backed pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        The Galaxy High Quality Bond Fund invests primarily in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Galaxy High Quality Bond Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations. While not among its principal investment strategies, the Galaxy High Quality Bond Fund also may invest in municipal securities and may enter into interest rate futures contracts for hedging purposes. The Galaxy High Quality Bond Fund also may invest in obligations issued by Canadian provincial governments and supranational entities and in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Galaxy High Quality Bond Fund also may enter into repurchase agreements. Nearly all of the Galaxy High Quality Bond Fund's investments will be of investment grade quality, which are securities which have one of the top four ratings assigned by S&P or Moody's, or are unrated securities determined to be of comparable quality. Under normal market conditions, the Galaxy High Quality Bond Fund will invest at least 65% of its total assets in securities that have one of the top two ratings assigned by S&P or Moody's or unrated securities determined to be of comparable quality. The Galaxy High Quality Bond Fund may hold securities that were investment grade when purchased, but have since been downgraded, but will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets. The Galaxy High Quality Bond Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the assessment of probable changes in interest rates.

        Both Funds may engage in securities lending, but the Pillar Fixed Income Fund has no present intention to do so. Each Fund may borrow money from banks for temporary purposes limited to 10% of total assets, in the case of the Galaxy High Quality Bond Fund, and 33 1/3% of total assets, in the case of the Pillar Fixed Income Fund. The Galaxy High Quality Bond Fund, unlike the Pillar Fixed

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    Income Fund, may enter into reverse repurchase agreements. The Galaxy High
    Quality Bond Fund, unlike the Pillar Fixed Income Fund, may invest in GICs and BICs.

8. PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND/GALAXY NEW JERSEY MUNICIPAL BOND FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND: seeks current income exempt from both federal and New Jersey state income tax, consistent with preservation of capital.

        (b) GALAXY NEW JERSEY MUNICIPAL BOND FUND: seeks to provide as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.

        COMMENT: The Pillar New Jersey Municipal Securities Fund invests substantially all of its assets (normally at least 80% of net assets, except when acceptable securities are unavailable and then at least 65% of net assets) in municipal securities that generate income exempt from federal and New Jersey state income taxes. These securities include securities of municipal issuers located in New Jersey, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Pillar New Jersey Municipal Securities Fund intends to invest as much of its assets as possible in securities that are not subject to federal taxes, but it may invest up to 20% of its total assets in taxable securities, including repurchase agreements and securities subject to the federal alternative minimum tax. The Pillar New Jersey Municipal Securities Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories by an NRSRO; (ii) municipal notes rated in one of the two highest rating categories by an NRSRO; (iii) commercial paper rated in one of the two highest short-term rating categories by an NRSRO; (iv) any of the foregoing determined to be of comparable quality at the time of investment; or (v) securities of closed-end investment companies traded on a national securities exchange. The Pillar New Jersey Municipal Securities Fund reserves the right to engage in "put" transactions, although it has no present intention to do so. The Pillar New Jersey Municipal Securities Fund will attempt to maintain an average weighted portfolio maturity of less than 15 years.

        The Galaxy New Jersey Municipal Bond Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers that pay interest which is exempt from both federal income tax and New Jersey personal income tax. Under normal conditions, the Galaxy New Jersey Municipal Bond Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. government obligations, money market instruments and repurchase agreements. Municipal securities purchased by the Galaxy New Jersey Municipal Bond Fund may include general obligation securities, revenue securities and private activity bonds. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

        Nearly all of the Galaxy New Jersey Municipal Bond Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by S&P or Moody's, or are unrated securities determined to be of comparable quality. Under normal market conditions, the Galaxy New Jersey Municipal Bond Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or are unrated securities determined to be of comparable quality. The Galaxy New Jersey Municipal Bond Fund may hold securities that were investment grade when purchased, but have since been downgraded, but will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of net assets. The Galaxy New Jersey Municipal Bond Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the investment adviser's assessment of probable changes in interest rates.

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        Each Fund is required as a fundamental policy to invest at least 80% of its assets in municipal securities. Both Funds may engage in securities lending. Each Fund may borrow from banks for temporary purposes limited to 10% of total assets, in the case of the Galaxy New Jersey Municipal Bond Fund, and 33 1/3% of total assets, in the case of the Pillar New Jersey Municipal Securities Fund. The Galaxy New Jersey Municipal Bond Fund, unlike the Pillar New Jersey Municipal Securities Fund, may enter into reverse repurchase agreements. The Galaxy New Jersey Municipal Bond Fund, unlike the Pillar New Jersey Municipal Securities Fund, may invest in GICs and BICs. The Pillar New Jersey Municipal Securities Fund, unlike the Galaxy New Jersey Municipal Bond Fund, may invest in securities of closed-end investment companies.

9.  PILLAR BALANCED FUND/GALAXY ASSET ALLOCATION FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR BALANCED FUND: seeks growth of capital consistent with current income.

        (b) GALAXY ASSET ALLOCATION FUND: seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the fund's assets.

        COMMENT: The Pillar Balanced Fund pursues its investment goal by investing primarily in a blended portfolio of U.S. common stocks and fixed income securities rated in one of the top three ratings categories by an NRSRO. In addition to common stocks, the Pillar Balanced Fund also may invest in warrants, bonds and preferred stocks convertible into common stocks, and ADRs. For the fixed income portion of the portfolio, the Pillar Balanced Fund purchases securities issued by the U.S. government and its agencies and instrumentalities and by U.S. corporations. The Pillar Balanced Fund also may invest in (i) mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories by an NRSRO. The allocation of investments between equity securities and fixed income securities is designed to maintain a portfolio which is not dependent on either the equity markets or the fixed income markets alone to produce total return. Under normal market conditions, at least 25% of total assets will be invested in fixed income securities. While it has no present intention to do so, the Pillar Balanced Fund reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currencies and traded on foreign markets.

        The Galaxy Asset Allocation Fund seeks to provide income that is higher than the average income provided by stocks included in the popular stock market averages (i.e., the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500")). The Galaxy Asset Allocation Fund also seeks long-term growth in the value of its assets. The Galaxy Asset Allocation Fund attempts to achieve these goals and reduce risk by allocating its assets among short-term debt securities, common stocks, preferred stocks and bonds. The Galaxy Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing ADRs and EDRs. Examples of supranational banks include the International Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. The Galaxy Asset Allocation Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States and may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. The Galaxy Asset Allocation Fund seeks a mix of stocks and bonds that will produce

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    both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Galaxy Asset Allocation Fund will keep at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times. Debt securities purchased by the Galaxy Asset Allocation Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by S&P or Moody's or will be unrated securities determined to be of comparable quality. The Galaxy Asset Allocation Fund may hold securities that were investment grade when purchased, but have since been downgraded, but will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

        Both Funds may engage in securities lending. Each Fund may borrow from banks for temporary purposes limited to 33%, in the case of the Galaxy Asset Allocation Fund, and 33 1/3%, in the case of the Pillar Balanced Fund. The Galaxy Asset Allocation Fund, unlike the Pillar Balanced Fund, may enter into reverse repurchase agreements.

10. PILLAR EQUITY INCOME FUND/GALAXY EQUITY INCOME FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR EQUITY INCOME FUND: seeks growth of capital consistent with an emphasis on current income.

        (b) GALAXY EQUITY INCOME FUND: seeks current income and capital appreciation.

        COMMENT: The Pillar Equity Income Fund pursues its investment goal by investing primarily in dividend-paying common stocks and other equity securities of established U.S. companies with large market capitalizations (in excess of $5 billion). The Pillar Equity Income Fund invests in companies operating in a broad range of industries based on their ability to grow both earnings and dividends. The Pillar Equity Income Fund normally invests in all major industry sectors represented in the S&P 500. The Pillar Equity Income Fund will normally be as fully invested as practicable and in no event will the Fund invest less than 65% of its total assets in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. While it has no present intention to do so, the Pillar Equity Income Fund reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currencies and traded on foreign markets.

        The Galaxy Equity Income Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (i.e., dividend-paying) equity securities, primarily common stocks, with an emphasis on investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Galaxy Equity Income Fund's portfolio may include securities that offer only growth potential or only income potential. In addition to common stocks, the Galaxy Equity Income Fund may also invest in securities convertible into common stock that offer income potential. The Galaxy Equity Income Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Galaxy Equity Income Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks, and may purchase put options and call options and write covered call options.

        Both Funds may engage in securities lending. Each Fund may borrow from banks for temporary purposes limited to 33% of total assets, in the case of the Galaxy Equity Income Fund, and 33 1/3% of total assets, in the case of the Pillar Equity Income Fund. The Galaxy Equity Income Fund, unlike the Pillar Equity Income Fund, may enter into reverse repurchase agreements and may invest in real estate investment trusts ("REITs").

11. PILLAR MID CAP FUND/GALAXY GROWTH FUND II

    INVESTMENT OBJECTIVES:

        (a) PILLAR MID CAP FUND: seeks growth of capital and income.

        (b) GALAXY GROWTH FUND II: seeks to provide investors with capital appreciation. Dividend income, if any, is incidental to capital appreciation.

        COMMENT: The Pillar Mid Cap Fund pursues its investment goal by investing primarily in common stocks and other equity securities of U.S. companies with medium and small market capitalizations (between $700 million and $15 billion). The Pillar Mid Cap Fund normally invests in all major industry sectors represented in the S&P 500. The Pillar Mid Cap Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, focusing its purchases on equity securities that are believed to be undervalued at the time of purchase. Under normal market conditions, the Pillar Mid Cap Fund will invest at least 65% of its total assets in equity securities of mid cap issuers with market capitalizations ranging between $700 million and $7 billion at the time of purchase, but may also invest in equity securities of small cap issuers (companies with market capitalizations between $100 million and $700 million at the time of purchase). The Pillar Mid Cap Fund will attempt to maintain a highly diversified portfolio in order to reduce risks associated with investments in smaller capitalization companies which may be subject to greater volatility than investments in companies with larger capitalizations. While it has no present intention to do so, the Pillar Mid Cap Fund reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currencies and traded on foreign markets.

        The Galaxy Growth Fund II invests primarily in common stocks (including depositary receipts) of U.S. and foreign companies which are believed to have above-average growth potential. The Galaxy Growth Fund II normally invests 80% to 90% or more of its total assets in these securities, although the Fund may invest up to 35% of its total assets in other securities, such as convertible and non-convertible debt securities, preferred stock and convertible preferred stock, warrants and money market instruments. The Galaxy Growth Fund II principally invests in U.S. companies with market capitalizations of at least $250 million, although it also may invest in companies with smaller capitalizations. The Galaxy Growth Fund II may invest up to 25% of its total assets in the securities of foreign companies, including companies in developing countries. The Galaxy Growth Fund II may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations.

        Both Funds may engage in securities lending. Each Fund may borrow from banks for temporary purposes limited to 33 1/3% of total assets. The Galaxy Growth Fund II, unlike the Pillar Mid Cap Fund, may enter into reverse repurchase agreements and may invest in REITs, Separately Traded Interest and Principal Securities, BICs, GICs, and zero coupon securities.

12. PILLAR INTERNATIONAL EQUITY FUND/GALAXY INTERNATIONAL EQUITY FUND

    INVESTMENT OBJECTIVES:

        (a) PILLAR INTERNATIONAL EQUITY FUND: seeks long-term capital appreciation.

        (b) GALAXY INTERNATIONAL EQUITY FUND: seeks long-term capital appreciation.

        COMMENT: The Pillar International Equity Fund pursues its investment goal by investing primarily (normally at least 65% of its assets) in common stocks of medium to large capitalization companies (in excess of $500 million) located in Europe and the Pacific basin countries, including Japan, and at all times intends to be invested in securities of issuers located in no fewer than three countries. Generally, investments in emerging markets will constitute less than 5% of the Pillar International Equity Fund's assets. The Pillar International Equity Fund also may invest in equity-related securities such as warrants, convertible bonds, debentures, and convertible preferred stock. The Pillar International Equity Fund also may (i) enter into forward currency contracts, (ii) purchase and write covered call options on foreign currencies, (iii) enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures"), or (iv) purchase and write covered call options on currency futures. The Pillar International Equity Fund focuses on companies that have a history of consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Pillar International Equity Fund intends to be well diversified among industry sectors and have a low turnover ratio, generally holding its core positions for at least two years.

        The Galaxy International Equity Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers, and at all times the Fund's assets will be invested in companies located in at least three different foreign countries. The Galaxy International Equity Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants and may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Galaxy International Equity Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities. Securities issued in certain countries are currently accessible to the Galaxy International Equity Fund only through investment in other investment companies that are specifically authorized to invest in such securities. Subject to applicable securities regulations, the Galaxy International Equity Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Galaxy International Equity Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or Global Depositary Receipts. Normally, no more than 20% of the Galaxy International Equity Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Galaxy International Equity Fund emphasizes larger established companies, although it may invest in companies of any size.

        The Galaxy International Equity Fund may invest in securities of foreign issuers located in a variety of different foreign regions, including but not limited to those located in Europe, Asia and the Pacific basin, North America and South America, while the Pillar International Equity Fund invests primarily in the equity securities of companies located in Europe and the Pacific basin.

    CHANGES IN INVESTMENT LIMITATIONS OF THE GALAXY FUNDS. The Galaxy Board of Trustees has scheduled a special meeting of shareholders of the Galaxy Funds on June 15, 2001 at which, among other proposed actions, shareholders will be asked to approve changes in investment limitations for the Galaxy Funds. If shareholders approve these changes, some of the more significant effects will be as follows:

    - Each Galaxy Fund will be authorized to borrow money to the extent permitted by the 1940 Act. This will have the effect of allowing each Galaxy Fund that is not already permitted to do so to borrow money in an amount up to one-third of its assets.

    - Each of the Galaxy U.S. Treasury Money Market Fund and Galaxy Money Market Fund, which may not currently do so, will be permitted to invest in securities of other investment companies to the extent permitted by the 1940 Act.

    - Each of the Galaxy U.S. Treasury Money Market Fund, Galaxy Money Market Fund, Galaxy Tax-Exempt Money Market Fund and Galaxy New Jersey Municipal Bond Fund will be authorized to purchase foreign securities to the extent consistent with its investment objective and policies.

    - Each of the Galaxy Intermediate Government Income Fund and Galaxy High Quality Bond Fund will be authorized to invest up to 35% of its total assets in securities of foreign issuers and to invest in U.S. dollar-denominated obligations of U.S. corporations issued outside the United States.

    INVESTMENT ADVISORY SERVICES. Fleet Advisors serves as investment adviser to the Pillar Funds and the Galaxy Funds and will continue to serve as investment adviser to the Galaxy Funds upon consummation of the Reorganization. Oechsle serves as investment sub-adviser to the Pillar International Equity Fund and Galaxy International Equity Fund and will continue to serve as investment sub-adviser to the Galaxy International Equity Fund upon consummation of the Reorganization.

    The following table shows the contractual investment advisory and, where applicable, sub-advisory fee ratios and the fee ratios after any fee waivers for each Pillar Fund and its Corresponding Galaxy Fund. The fees for the Pillar Funds are as of December 31, 2000. The fees for the Galaxy Funds represent the PRO FORMA annualized advisory fees before and after waivers based upon fee arrangements that will be in place upon consummation of the Reorganization. FEE WAIVERS ARE VOLUNTARY AND MAY BE REVISED OR DISCONTINUED AT ANY TIME. See "Expense Comparison -- Fees and Expenses" above for more detailed information about the Funds' fees and expenses.

                                    TABLE IV
              INVESTMENT ADVISORY AND SUB-ADVISORY FEE INFORMATION

                                                                                                         ADVISORY FEES
                                                                                                      BEFORE/AFTER WAIVERS
                                           ADVISORY FEES                                                (PRO FORMA AFTER
                                           BEFORE/AFTER                                                 GIVING EFFECT TO
               PILLAR FUND                    WAIVERS              CORRESPONDING GALAXY FUND          THE REORGANIZATION)
--------------------------------------------------------------------------------------------------------------------------
Pillar U.S. Treasury Securities Money
Market Fund                                                Galaxy Treasury Money Market Fund
    Advisory Fee.........................   0.35%/0.35%    Advisory Fee.............................       0.37%/0.37%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar U.S. Treasury Securities Plus                       Galaxy Institutional Treasury Money
Money Market Fund                                          Market Fund
    Advisory Fee.........................   0.15%/0.06%    Advisory Fee.............................       0.20%/0.20%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Prime Obligation Money Market Fund                  Galaxy Money Market Fund
    Advisory Fee.........................   0.35%/0.35%    Advisory Fee.............................       0.40%/0.36%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Institutional Select Money Market
Fund                                                       Galaxy Institutional Money Market Fund
    Advisory Fee.........................   0.10%/0.10%    Advisory Fee.............................       0.20%/0.20%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Tax-Exempt Money Market Fund                        Galaxy Tax-Exempt Money Market Fund
    Advisory Fee.........................   0.35%/0.35%    Advisory Fee.............................       0.40%/0.37%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Intermediate-Term Government                        Galaxy Intermediate Government Income
Securities Fund                                            Fund
    Advisory Fee.........................   0.60%/0.32%    Advisory Fee.............................       0.75%/0.55%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Fixed Income Fund                                   Galaxy High Quality Bond Fund
    Advisory Fee.........................   0.60%/0.50%    Advisory Fee.............................       0.75%/0.55%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar New Jersey Municipal Securities
Fund                                                       Galaxy New Jersey Municipal Bond Fund
    Advisory Fee.........................   0.60%/0.46%    Advisory Fee.............................       0.75%/0.55%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Pennsylvania Municipal Securities
Fund                                                       Galaxy Pennsylvania Municipal Bond Fund
    Advisory Fee.........................   0.60%/0.39%    Advisory Fee.............................       0.75%/0.45%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Balanced Fund                                       Galaxy Asset Allocation Fund
    Advisory Fee.........................   0.75%/0.54%    Advisory Fee.............................       0.75%/0.75%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Equity Income Fund                                  Galaxy Equity Income Fund
    Advisory Fee.........................   0.75%/0.61%    Advisory Fee.............................       0.75%/0.75%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Equity Value Fund                                   Galaxy Large Cap Value Fund
    Advisory Fee.........................   0.75%/0.67%    Advisory Fee.............................       0.75%/0.75%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Equity Growth Fund                                  Galaxy Large Cap Growth Fund
    Advisory Fee.........................   0.75%/0.68%    Advisory Fee.............................       0.75%/0.75%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar Mid Cap Fund                                        Galaxy Growth Fund II
    Advisory Fee.........................   0.75%/0.37%    Advisory Fee.............................       0.75%/0.71%
--------------------------------------------------------   ---------------------------------------------------------------
Pillar International Equity Fund                           Galaxy International Equity Fund
    Advisory Fee.........................   1.00%/0.90%    Advisory Fee.............................       0.87%/0.62%
    Sub-Advisory Fee (paid by Fleet         0.60%/0.60%    Sub-Advisory Fee (paid by Fleet                 0.35%/0.35%
    Advisors)............................                  Advisors)................................
--------------------------------------------------------   ---------------------------------------------------------------

    OTHER SERVICE PROVIDERS FOR THE PILLAR FUNDS AND THE GALAXY FUNDS. Pillar and Galaxy have different service providers. Upon completion of the Reorganization, Galaxy will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.

                                                   PILLAR                          GALAXY
                                    ------------------------------------  -------------------------
Distributor.......................  SEI Investments Distribution Co.      PFPC Distributors, Inc.

Administrator.....................  SEI Investments Mutual Funds          PFPC Inc.
                                    Services

Transfer Agent....................  State Street Bank and Trust Company   PFPC Inc.

Custodian.........................  Summit Bank                           The Chase Manhattan Bank

Independent Auditors..............  Arthur Andersen LLP                   Ernst & Young LLP

    SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR PILLAR.

    SHARES AND CLASS I SHARES. Shares of the Pillar U.S. Treasury Securities Plus Money Market Fund and Pillar Institutional Select Money Market Fund and Class I Shares of the other Pillar Funds are offered at net asset value with no front-end or contingent deferred sales charges. Pillar's distributor receives no compensation for distribution of Shares or Class I shares, although it does receive compensation pursuant to a distribution plan with respect to the U.S. Treasury Securities Plus Money Market Fund.

    The distribution plan adopted by the U.S. Treasury Securities Plus Money Market Fund provides that Pillar will pay Pillar's distributor a fee of up to 0.03% of the Fund's average daily net assets, which the distributor can use to compensate brokers or dealers and service providers, including Fleet Bank and its affiliates, which provide distribution related services to shareholders or their customers who beneficially own shares of the Fund.

    CLASS A SHARES. There is no front-end sales load imposed on Class A Shares of Pillar's Money Market Funds. Otherwise, there is a maximum sales charge of 4.00% for Pillar's Intermediate-Term Government Securities Fund, a maximum sales charge of 4.25% for Pillar's Fixed Income Fund, a maximum sales charge of 3.00% for Pillar's New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds, and a maximum sales charge of 5.50% for Pillar's Balanced and Stock Funds. Sales charges are calculated as a percentage of the offering price per share on Class A Shares. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. There is no sales charge on purchases of Class A Shares of $1,000,000 or more. However, purchases of $1,000,000 or more will be charged a 1.00% contingent deferred sales charge ("CDSC") if the shares are redeemed within 12 months from the date of purchase. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds -- Sales Charges, Reduction of Sales Charges and Exemptions" below.

    The distribution plan for Class A Shares provides that a Fund may pay Pillar's distributor a fee of up to 0.25% of the average daily net assets attributable to Class A Shares which the distributor can use to compensate brokers or dealers and service providers, including Fleet Bank and its affiliates, which provide distribution or shareholder services to Class A shareholders or their customers who beneficially own Class A Shares.

    CLASS B SHARES. There is a maximum CDSC of 5.50% for Pillar Fund Class B shares, if the shares are sold within seven years of purchasing them. Sales charges are reduced the longer the shares are held. There is no sales charge for redemptions after the sixth year. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds -- Sales Charges, Reduction of Sales Charges and Exemptions" below.

    The distribution and service plan for Class B Shares provides that a Fund may pay Pillar's distributor a distribution fee up to 0.75% of the average daily net assets attributable to Class B Shares, which the distributor can use to compensate brokers or dealers and service providers, including Fleet Bank and its affiliates, that provide distribution-related services to Class B shareholders or their customers who beneficially own Class B Shares. In addition, the Class B distribution and service plan provides that a Fund may pay the distributor a shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Class B Shares, which the distributor can use to compensate service providers, including Fleet Bank and its affiliates.

    See "Expense Comparison -- Fees and Expenses" above for more detailed information about the Funds' fees and expenses.

    SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR GALAXY.

    CLASS I SHARES, CLASS III SHARES AND TRUST SHARES. Class I Shares of the Galaxy Institutional Money Market Fund, Class III Shares of the Galaxy Institutional Treasury Money Market Fund and Trust Shares of the other Galaxy Funds are offered at net asset value with no front-end or contingent deferred sales charges.

    Galaxy has approved a shareholder services plan that permits the Galaxy Institutional Treasury Money Market Fund to pay shareholder servicing fees at an annual rate of up to 0.50% of the Fund's Class III Share assets to institutional investors who provide certain services to their customers who own Class III Shares of the Fund. The Fund does not intend to pay more than 0.25% in shareholder service fees during the current fiscal year. Although Galaxy has approved a shareholder services plan with respect to Trust Shares of each of the Galaxy Funds, Galaxy has not entered into any servicing agreements under the shareholder services plan for Trust Shares.

    RETAIL A SHARES. There is no front-end sales load imposed on Retail A Shares of Galaxy's Money Market Funds. Otherwise, there is a maximum sales charge of 4.75% for Galaxy's Bond Funds and Tax-Exempt Funds and a maximum sales charge of 5.75% for Galaxy's Asset Allocation Fund and Stock Funds. The sales charge is calculated as a percentage of the offering price per share for Retail A Shares. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. There is no sales charge on purchases of Retail A Shares of $1,000,000 or more; however, a CDSC of the lesser of 1% of the offering price or 1% of the net asset value of the shareholder's shares is assessed to Galaxy shareholders who sell their Retail A Shares within one year of purchase unless the redemption is the result of the shareholder's death or disability. Galaxy will waive the 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that do not annually exceed 12% of the shareholder's account value. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds -- Sales Charges, Reduction of Sales Charges and Exemptions" below.

    Galaxy has adopted a shareholder services plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares of each Galaxy Fund. Such services are intended to supplement the services provided by PFPC Inc. as administrator of Galaxy and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan has set a maximum of 0.50% for shareholder servicing fees for all Galaxy Funds. Currently, the Services Plan provides that Galaxy will pay fees for such services as follows:

                                                                   SHAREHOLDER SERVICING FEE*
                        GALAXY FUND                           (AS A % OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------
U.S. Treasury Money Market, Money Market and Tax-Exempt
Money Market................................................          current limit: .10%
--------------------------------------------------------------------------------------------------
Intermediate Government Income, High Quality Bond and New
Jersey Municipal Bond.......................................          current limit: .15%
--------------------------------------------------------------------------------------------------
Asset Allocation, Equity Income, Growth II and International
Equity......................................................          current limit: .30%
--------------------------------------------------------------------------------------------------

* As of the date of this proxy/prospectus, Retail A Shares of the Existing Galaxy Funds pay shareholder servicing fees as shown in the table above. At a March 1, 2001 Galaxy Fund Board of Trustees meeting, the Board approved a distribution and service (Rule 12b-1) plan for Retail A Shares of the Funds and subsequently called a June 15, 2001 shareholder meeting to submit its approval to shareholders. If the plan is approved, the Funds would be permitted to pay up to 0.50% in distribution and service (Rule 12b-1) fees, which would replace the fees payable under the Services Plan. Fees payable under the distribution and service
    (Rule 12b-1) plan initially would be limited to the fees shown in the table, except for the Asset Allocation Fund, Equity Income Fund, Growth Fund II and International Equity Fund for which such fees would be limited to 0.25% of average daily net assets.

    With respect to Galaxy Bond, Asset Allocation and Stock Funds, institutions may receive up to one-half of this fee for providing one or more of the following services to their customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; processing dividend payments from a Galaxy Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to their customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.

    Institutions may receive such fees from Galaxy Money Market Funds for providing services such as: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; processing dividend payments from a Galaxy Money Market Fund; providing customers with information as to their position in Retail A Shares or Class III Shares, as applicable; providing sub-accounting with respect to Retail A Shares or Class III Shares, as applicable, or the information necessary for sub-accounting; and providing periodic mailings to customers.

    RETAIL B SHARES. There is a maximum CDSC of 5.00% for Galaxy Fund Retail B Shares. For Retail B Shares purchased prior to January 1, 2001, a CDSC is charged if the shares are sold within six years of purchasing them. For
Retail B Shares purchased on or after January 1, 2001, a CDSC is charged if the shares are sold within seven years of their purchase. Sales charges are reduced the longer the shares are held. For shares purchased prior to January 1, 2001, there is no CDSC for redemptions after the sixth year. For shares purchased on or after January 1, 2001, there is no CDSC for redemptions after the seventh year. See "Shareholder Transactions and Services of the Pillar Funds and the Corresponding Galaxy Funds -- Sales Charges, Reduction of Sales Charges and Exemptions" below.

    Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Funds (the "Retail B Plan"). Under the Retail B Plan, Galaxy may pay (a) Galaxy's distributor or another person for expenses and activities intended to result in the sale of Retail B Shares, (b) institutions for shareholder liaison services, and
(c) institutions for administrative support services. The Retail B Plan has set a maximum of 0.65% for distribution expenses, a maximum of 0.25% for administrative support fees, and a maximum of 0.25% for shareholder liaison fees for all Galaxy Funds. Currently, the Retail B Plan provides that Galaxy will pay fees for such services as follows:

                                                                       ADMINISTRATIVE SUPPORT AND/OR
                                          DISTRIBUTION EXPENSES          SHAREHOLDER LIAISON FEES
                                        (AS A % OF AVG. DAILY NET        (AS A % OF AVG. DAILY NET
            GALAXY FUND                          ASSETS)                          ASSETS)
----------------------------------------------------------------------------------------------------
Money Market........................   current limit: .65% (at max.)   current limit: .10% combined
----------------------------------------------------------------------------------------------------
Intermediate Government Income,
High Quality Bond and New Jersey
Municipal Bond......................   current limit: .65% (at max.)   current limit: .15% combined
----------------------------------------------------------------------------------------------------
Asset Allocation, Equity Income,
Growth II and International
Equity..............................   current limit: .65% (at max.)   current limit: .30% combined
----------------------------------------------------------------------------------------------------

    See "Expense Comparison -- Fees and Expenses" above for more detailed information about the Funds' fees and expenses.

    ADMINISTRATION AGREEMENTS. Pillar has entered into an administration agreement (the "Pillar Administration Agreement") with SEI Investments Mutual Funds Services ("SEI"). Under the Pillar Administration Agreement, SEI provides administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities. For all Pillar Funds, except the U.S. Treasury Securities Plus Money Market Fund and the Institutional Select Money Market Fund, Pillar pays SEI a fee, calculated daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Funds: 0.20% on the first
$3.5 billion of aggregate net assets; 0.16% on the next $1.5 billion of aggregate net assets; 0.14% on the next $1.5 billion of aggregate net assets; and 0.12% on the aggregate net assets in excess of $6.5 billion. The U.S. Treasury Securities Plus Money Market Fund pays SEI a fee at an annual rate of 0.35% of the average daily net assets of the Fund. The Institutional Select Money Market Fund pays SEI a fee at an annual rate as follows: 0.10% on the first $3.5 billion of average daily net assets; 0.08% on the next $1.5 billion of average net assets; 0.07% on the next $1.5 billion of average net assets; and 0.06% on the average net assets in excess of $6.5 billion.

    Galaxy has entered into an administration agreement (the "Galaxy Administration Agreement") with PFPC Inc. ("PFPC"). Under the Galaxy Administration Agreement, PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide Galaxy with certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Galaxy Funds. Among other things, PFPC (a) prepares the annual and semi-annual reports of the Galaxy Funds, the federal and state tax returns of the Galaxy Funds, and the filings the Galaxy Funds make with state securities commissions, (b) arranges for and bears the cost of processing share purchase and redemption orders with respect to the Galaxy Funds, (c) maintains the financial accounts and records of the Galaxy Funds, and (d) generally assists in all aspects of Galaxy's operations. For the services provided to Galaxy, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Galaxy Funds. From time to time, PFPC may voluntarily waive all or a portion of the administration fees payable to it by the Galaxy Funds. For the services provided to the Galaxy Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Galaxy Funds and the other portfolios offered by Galaxy computed daily and paid monthly, at the following annual rates:

COMBINED AVERAGE DAILY NET ASSETS                             ANNUAL RATE
---------------------------------                             -----------
Up to $2.5 billion..........................................     0.090%
From $2.5 to $5 billion.....................................     0.085%
From $5 to $12 billion......................................     0.075%
From $12 to $15 billion.....................................     0.065%
From $15 billion to $18 billion.............................     0.060%
From $18 billion to $21 billion.............................    0.0575%
Over $21 billion............................................    0.0525%

    Effective June 1, 2001, the schedule above with respect to combined average daily net assets over $21 billion will be revised as follows, pursuant to an amendment to the Galaxy Administration Agreement:

COMBINED AVERAGE DAILY NET ASSETS                             ANNUAL RATE
---------------------------------                             -----------
From $21 billion to $30 billion.............................    0.0525%
Over $30 billion............................................     0.050%

    See "Expense Comparison -- Fees and Expenses" above for more detailed information about the Funds' fees and expenses.

    SHAREHOLDER TRANSACTIONS AND SERVICES OF THE PILLAR FUNDS AND THE CORRESPONDING GALAXY FUNDS. This section compares the shareholder transactions and services of the Pillar Funds and their Corresponding Galaxy Funds. The following is qualified in its entirety by the more detailed information included in the prospectuses for the Pillar Funds and the Galaxy Funds which are incorporated by reference into this

Proxy/Prospectus. Unless otherwise indicated, terms used herein and not otherwise defined have the same meanings as are given to them in such prospectuses.

A.  SALES CHARGES, REDUCTION OF SALES CHARGES AND EXEMPTIONS

    PILLAR SHARES AND CLASS I SHARES; GALAXY CLASS I SHARES, CLASS III SHARES AND TRUST SHARES. Shares of the Pillar Select Money Market Fund and Pillar Treasury Securities Plus Money Market Fund, Class I Shares of the other Pillar Funds, Class I Shares of the Galaxy Institutional Money Market Fund, Class III Shares of the Galaxy Institutional Treasury Money Market Fund, and Trust Shares of the other Galaxy Funds are offered at net asset value with no front-end or contingent deferred sales charges.

    PILLAR CLASS A SHARES; GALAXY RETAIL A SHARES. There is no front-end sales load imposed on purchases of Class A Shares of the Pillar U.S. Treasury Securities Money Market Fund, Pillar Prime Obligation Money Market Fund, and Pillar Tax-Exempt Money Market Fund. Otherwise, there is a maximum sales charge of 4.00% of the offering price per share for the Pillar Intermediate-Term Government Securities Fund, a maximum sales charge of 4.25% of the offering price per share for the Pillar Fixed Income Fund, a maximum sales charge of 3.00% of the offering price per share for the Pillar New Jersey Municipal Securities Fund and Pennsylvania Municipal Securities Fund, and a maximum sales charge of 5.50% of the offering price per share for the Pillar Balanced Fund and the Pillar Stock Funds. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels as follows:

PILLAR INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND:

                                                SALES CHARGE AS A   SALES CHARGE AS A
AMOUNT OF TRANSACTION                             PERCENTAGE OF       PERCENTAGE OF
AT OFFERING PRICE                                OFFERING PRICE      NET ASSET VALUE
-----------------                               -----------------   -----------------
$0 - $99,999..................................        4.00%               4.17%
$100,000 - $249,999...........................        3.00%               3.09%
$250,000 - $499,999...........................        2.00%               2.04%
$500,000 - $999,999...........................        1.00%               1.01%
$1,000,000 and over...........................        0.00%               0.00%

PILLAR FIXED INCOME FUND:

                                                SALES CHARGE AS A   SALES CHARGE AS A
AMOUNT OF TRANSACTION                             PERCENTAGE OF       PERCENTAGE OF
AT OFFERING PRICE                                OFFERING PRICE      NET ASSET VALUE
-----------------                               -----------------   -----------------
$0 - $99,999..................................        4.25%               4.44%
$100,000 - $249,999...........................        3.75%               3.90%
$250,000 - $499,999...........................        2.75%               2.83%
$500,000 - $999,999...........................        2.00%               2.04%
$1,000,000 and over...........................        0.00%               0.00%

PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND AND
PILLAR PENNSYLVANIA MUNICIPAL SECURITIES FUND:

                                                SALES CHARGE AS A   SALES CHARGE AS A
AMOUNT OF TRANSACTION                             PERCENTAGE OF       PERCENTAGE OF
AT OFFERING PRICE                                OFFERING PRICE      NET ASSET VALUE
-----------------                               -----------------   -----------------
$0 - $249,999.................................        3.00%               3.09%
$250,000 - $499,999...........................        2.00%               2.04%
$500,000 - $999,999...........................        1.00%               1.01%
$1,000,000 and over...........................        0.00%               0.00%

PILLAR BALANCED FUND AND PILLAR STOCK FUNDS:

                                                SALES CHARGE AS A   SALES CHARGE AS A
AMOUNT OF TRANSACTION                             PERCENTAGE OF       PERCENTAGE OF
AT OFFERING PRICE                                OFFERING PRICE      NET ASSET VALUE
-----------------                               -----------------   -----------------
$0 - $49,999..................................        5.50%               5.82%
$50,000 - $99,999.............................        4.75%               4.99%
$100,000 - $249,000...........................        3.75%               3.90%
$250,000 - $499,999...........................        2.75%               2.83%
$500,000 - $999,999...........................        2.00%               2.04%
$1,000,000 and over...........................        0.00%               0.00%

    There is no sales charge on purchases of Class A Shares of $1,000,000 or more. However, purchases for $1,000,000 or more will be charged a 1.00% CDSC if the shares are redeemed within 12 months from the date of purchase.

    There is no front-end sales load imposed on Retail A Shares of the Galaxy U.S. Treasury Money Market Fund, Galaxy Money Market Fund and Galaxy Tax-Exempt Money Market Fund. Otherwise, there is a maximum sales charge of 4.75% of the offering price per share for the Galaxy Intermediate Government Income Fund, Galaxy High Quality Bond Fund, Galaxy New Jersey Municipal Bond Fund and Galaxy Pennsylvania Municipal Bond Fund and a maximum sales charge of 5.75% of the offering price per share for the Galaxy Asset Allocation Fund and the Galaxy Stock Funds. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels as follows:

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND, GALAXY HIGH QUALITY BOND FUND, GALAXY NEW JERSEY MUNICIPAL BOND FUND AND GALAXY PENNSYLVANIA MUNICIPAL BOND
FUND:

                                                SALES CHARGE AS A   SALES CHARGE AS A
AMOUNT OF TRANSACTION                             PERCENTAGE OF       PERCENTAGE OF
AT OFFERING PRICE                                OFFERING PRICE      NET ASSET VALUE
-----------------                               -----------------   -----------------
Less than $50,000.............................        4.75%               4.99%
$50,000 but less than $100,000................        4.50%               4.71%
$100,000 but less than $250,000...............        3.50%               3.63%
$250,000 but less than $500,000...............        2.50%               2.56%
$500,000 but less than $1,000,000.............        2.00%               2.04%
$1,000,000 and over...........................        0.00%               0.00%

GALAXY ASSET ALLOCATION FUND AND GALAXY STOCK FUNDS:

                                                SALES CHARGE AS A   SALES CHARGE AS A
AMOUNT OF TRANSACTION                             PERCENTAGE OF       PERCENTAGE OF
AT OFFERING PRICE                                OFFERING PRICE      NET ASSET VALUE
-----------------                               -----------------   -----------------
Less than $50,000.............................        5.75%               6.01%
$50,000 but less than $100,000................        4.50%               4.71%
$100,000 but less than $250,000...............        3.50%               3.63%
$250,000 but less than $500,000...............        2.50%               2.56%
$500,000 but less than $1,000,000.............        2.00%               2.04%
$1,000,000 and over...........................        0.00%               0.00%

    There is no sales charge on purchases of Retail A Shares of the Galaxy Funds for $1,000,000 or more; however, a CDSC of the lesser of 1% of the offering price or 1% of the net asset value of the shareholder's shares is assessed to Galaxy shareholders who sell their Retail A Shares within one year of purchase unless the redemption is the result of the shareholder's death or disability. Galaxy will waive the 1% CDSC on redemptions of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that do not annually exceed 12% of the shareholder's account value.

    See "Expense Comparison -- Fees and Expenses" above for more detailed information about the Funds' fees and expenses.

    The reduced sales charges on Pillar Class A Shares and Galaxy Retail A Shares described above are available through:

1)  Rights of Accumulation

        a.  PILLAR CLASS A SHARES

        In calculating the appropriate sales charge rate, this right allows investors to add the value of Class A Shares they already own to they amount they are currently purchasing. The value of current purchases are combined with the current value of any Class A Shares purchased previously for
    (i) the investor's account, (ii) the investor's spouse's account, (iii) a joint account with the investor's spouse, or (iv) a minor child's trust or custodial account. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use the right of accumulation.

        b.  GALAXY RETAIL A SHARES

        An investor can add the value of Retail A Shares already owned in any Galaxy Fund that charges a sales load to the investor's next purchase of Retail A Shares for purposes of calculating the sales charge.

2)  Letter of Intent

    PILLAR CLASS A SHARES AND GALAXY RETAIL A SHARES

        An investor may purchase Pillar Class A Shares or Galaxy Retail A Shares at the sales charge rate applicable to the total amount of the purchases the investor intends to make over a 13-month period and pay the same sales charge the investor would have paid if all shares were purchased at the same time. Pillar's transfer agent or Galaxy's administrator will hold in escrow 5% of the total amount the investor intends to purchase during the 13-month period and, if the investor has not completed the total intended purchase at the end of the period, Pillar's transfer agent or Galaxy's administrator will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount the investor intended to purchase) and the sales charge that would normally apply (based on the actual amount purchased).

3)  Reinstatement Privilege

        a.  PILLAR CLASS A SHARES

        An investor who has redeemed Class A Shares of any of the Pillar Funds has a one-time right to reinvest the redemption proceeds in shares of any of the Pillar Funds at their net asset value as of the time of reinvestment. The reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. The investor must notify Pillar's transfer agent at the time the trade is placed that the transaction is a reinvestment.

        b.  GALAXY RETAIL A SHARES

        Investors may reinvest all or any portion of the proceeds received from a redemption of Retail A Shares in Retail A Shares of any Galaxy Fund within 90 days of the redemption date without paying a sales charge. To exercise the reinstatement privilege, an investor must submit a written reinstatement request to Galaxy's transfer agent stating that the investor is eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption.

4)  Group Sales

    GALAXY RETAIL A SHARES

        Investors who are members of qualified groups of 50,000 or more may buy Retail A Shares at a reduced sales charge, based on the number of qualified group members. The sales charge reduction increases for larger groups at breakpoints of 250,000 members, 500,000 members and 750,000 members.

5)  Waivers -- Pillar Class A Shares and Galaxy Retail A Shares

    No sales charge will be assessed on Pillar Class A Shares or Galaxy Retail A Shares:

                   PILLAR                                         GALAXY
---------------------------------------------  ---------------------------------------------
 (1)  issued in plans of reorganization, such   (1)  sold to an investment professional who
      as mergers, asset acquisitions and             places trades for clients and charges
      exchange offers, to which Pillar is a          them a fee;
      party;

 (2)  sold to dealers or brokers that have a    (2)  sold to directors, officers and
      sales arrangement with Pillar's                employees of broker-dealers having
      distributor, for their own account or          agreements with Galaxy's distributor;
      for retirement plans for their
      employees;

 (3)  sold to present employees of dealers or   (3)  sold to clients of investment advisers
      brokers that certify to Pillar's               or financial planners who place trades
      distributor at the time of purchase            for their own accounts if such accounts
      that such purchase is for their own            are linked to the master accounts of
      account;                                       such investment advisers or financial
                                                     planners on the books of the
                                                     broker-dealer through whom Retail A
                                                     Shares were purchased;

 (4)  sold to retired employees of Summit       (4)  sold to officers, directors, employees
      Bancorp, or one of its affiliates              and retirees of FleetBoston Financial
      and/or spouses of such employee;               Corporation and any of its affiliates
                                                     and members of their immediate
                                                     families;

 (5)  sold to present employees of service      (5)  sold to officers, directors, employees
      providers of Pillar;                           and retirees of Galaxy's administrator
                                                     and members of their immediate
                                                     families;

 (6)  sold to any qualified customer who has    (6)  purchased under an all-inclusive fee
      entered into an agreement with Fleet           program (sometimes called a "wrap fee
      Advisors, its affiliates or                    program") offered by a broker-dealer or
      correspondent banks;                           other financial institution;

 (7)  sold to present or retired trustees of    (7)  sold to present or retired trustees of
      Pillar and their immediate families;           Galaxy and members of their immediate
                                                     families;

 (8)  sold to retired directors of Summit       (8)  sold to an investor who was a Galaxy
      Bancorp or its affiliates, and their           shareholder before December 1, 1995;
      immediate families;

 (9)  sold to beneficial owners of Class I      (9)  sold to an investor who was a
      Shares whose interests are converted           shareholder of the Boston 1784 Funds on
      into Class A Shares; or                        the date when the Boston 1784 Funds
                                                     were reorganized into Galaxy;

(10)  sold to 401(k) plans that have entered   (10)  sold to institutional investors,
      into service arrangements with Fleet           including, but not limited to, bank
      Advisors, its affiliates or                    trust departments and registered
      correspondent banks.                           investment advisers;

                                               (11)  sold to persons who are also plan
                                                     participants in any employee benefit
                                                     plan which is the record or beneficial
                                                     holder of Trust Shares of any Galaxy
                                                     Fund; or

                                               (12)  sold to institutional clients of
                                                     broker-dealers, including retirement
                                                     and deferred compensation plans and the
                                                     trusts used to fund these plans, which
                                                     place trades through an omnibus account
                                                     maintained with Galaxy by the
                                                     broker-dealer.

    PILLAR CLASS B SHARES; GALAXY RETAIL B SHARES. The offering price for Class B Shares of the Pillar Funds is the net asset value per share next determined after receipt of an order to purchase shares. There is a maximum contingent deferred sales charge of 5.50% for Pillar Class B shares if the shares are sold within six years of purchasing them. The CDSC is equal to the lesser of (1) the net asset value of the shares at the time of purchase, or (2) the net asset value of the shares next determined after Pillar receives a redemption request. There is no sales charge for redemptions after the sixth year. Class B Shares automatically convert to Class A Shares after eight years. Sales charges are reduced the longer the shares are held according to the following schedule:

                                                           CONTINGENT DEFERRED
                                                               SALES CHARGE
                                                          (AS % OF DOLLAR AMOUNT
NUMBER OF YEARS ELAPSED SINCE PURCHASE                    SUBJECT TO THE CHARGE)
--------------------------------------                    ----------------------
Less than one...........................................          5.50%
At least one but less than two..........................          5.50%
At least two but less than three........................          5.00%
At least three but less than four.......................          4.00%
At least four but less than five........................          3.00%
At least five but less than six.........................          2.00%
At least six but less than seven........................          1.00%
At least seven but less than eight......................           None
At least eight..........................................           None

    The offering price for Retail B Shares of the Galaxy Funds is the net asset value per share next determined after receipt of an order to purchase shares. There is a maximum CDSC of 5.00% for Retail B Shares purchased on or after January 1, 2001 if the shares are sold within seven years of purchase. For Retail B Shares purchased on or after January 1, 2001, there is no sales charge for redemptions after the seventh year. For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep the CDSC as low as possible each time shares are sold, Galaxy will first sell any shares in the account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares acquired by reinvesting dividends and distributions.

    HOLDERS OF PILLAR CLASS B SHARES WHO RECEIVE GALAXY RETAIL B SHARES IN CONNECTION WITH THE REORGANIZATION WILL BE CHARGED CDSCS ON THOSE RETAIL B SHARES BASED ON THE PILLAR CDSC SCHEDULE SET FORTH ABOVE. GALAXY RETAIL B SHARES PURCHASED AFTER THE EFFECTIVE TIME OF THE REORGANIZATION WILL BE CHARGED CDSCS ACCORDING TO THE SCHEDULE BELOW.

    Sales charges on Retail B Shares are reduced the longer the shares are held according to the following schedule:

                                                           CONTINGENT DEFERRED
                                                               SALES CHARGE
                                                          (AS % OF DOLLAR AMOUNT
NUMBER OF YEARS ELAPSED SINCE PURCHASE                    SUBJECT TO THE CHARGE)
--------------------------------------                    ----------------------
Less than one...........................................                 5.00%
At least one but less than two..........................                 4.00%
At least two but less than three........................                 4.00%
At least three but less than four.......................                 4.00%
At least four but less than five........................                 3.00%
At least five but less than six.........................                 2.00%
At least six but less than seven........................                 1.00%
At least seven but less than eight......................                  None
At least eight..........................................                  None

    See "Expense Comparison -- Fees and Expenses" above for more detailed information about the Funds' fees and expenses.

    Waivers -- Pillar Class B Shares and Galaxy Retail B Shares

    When Pillar Class B Shares and Galaxy Retail B Shares are redeemed, shares that are not subject to a CDSC are redeemed first, followed by the shares that have been held the longest. A CDSC will not be assessed on either Pillar
Class B Shares or Galaxy Retail B Shares purchased through reinvestment of dividends or capital gains distributions. CDSCs for Pillar Class B Shares and Galaxy Retail B Shares are also waived for the following reasons:

                   PILLAR                                         GALAXY
---------------------------------------------  ---------------------------------------------
(1)  because of death or disability;           (1)  because of death or disability;

(2)  to make certain required withdrawals      (2)  to make redemptions in connection with
     from a retirement plan (including IRAs);       required (or, in some cases,
                                                    discretionary) distributions to
                                                    participants or beneficiaries of an
                                                    employee pension, profit-sharing or
                                                    other trust or qualified retirement or
                                                    Keogh plan, individual retirement
                                                    account or custodial account maintained
                                                    pursuant to Section 403(b)(7) of the
                                                    Code;

(3)  if an investor purchases shares with      (3)  to make redemptions in connection with
     redemption proceeds (but only to the           required (or, in some cases,
     extent of such redemption proceeds) from       discretionary) distributions to
     another investment company within 30           participants in qualified retirement or
     days of such redemption, provided that         Keogh plans, individual retirement
     the investor paid either a front-end           accounts or custodial accounts
     sales charge or CDSC on the original           maintained pursuant to
     shares redeemed (certain documentation         Section 403(b)(7) of the Code due to
     may be required);                              death, disability or the attainment of a
                                                    specified age;

(4)  the redeemed shares were originally       (4)  to effect redemptions pursuant to a
     purchased through a bank trust                 Galaxy Fund's right to liquidate a
     department, a registered investment            shareholder's account if the aggregate
     adviser, or retirement plans which have        net asset value of Retail B Shares held
     made certain arrangements with Pillar's        in the account is less than the minimum
     distributor or any other financial             required account size;
     institution, to the extent that no
     payments were advanced for purchases
     made through those institutions; or

(5)  shareholders who automatically reinvest   (5)  to make redemptions in connection with
     their dividends and distributions may          the combination of a Galaxy Fund with
     redeem up to 10% of the value of their         any other investment company registered
     shares each year.                              under the 1940 Act by merger,
                                                    acquisition of assets, or by any other
                                                    transaction;

                                               (6)  to make redemptions resulting from a
                                                    tax-free return of an excess
                                                    contribution pursuant to
                                                    Section 408(d)(4) or (5) of the Code; or

                                               (7)  to make any redemption of Retail B
                                                    Shares held by an investor, provided the
                                                    investor was the beneficial owner of
                                                    shares of a Galaxy Fund or any other
                                                    portfolio advised by Fleet Advisors
                                                    before December 1, 1995.

B.  PURCHASE POLICIES

    The following chart compares existing purchase policies of the Pillar Funds and the Galaxy Funds:

                                        GALAXY FUNDS:
                       PILLAR FUNDS:  CLASS I AND CLASS  PILLAR FUNDS:   GALAXY FUNDS:  PILLAR FUNDS:    GALAXY FUNDS:
                          SHARES         III SHARES      CLASS I SHARES  TRUST SHARES   CLASS A SHARES  RETAIL A SHARES
                       -------------  -----------------  --------------  -------------  --------------  ---------------
Minimum Initial        $100,000 for     $2,000,000.          None.       Follow         Generally,      $2,500 for a
Investment             the U.S.                                          established    $1,000;         regular account
                       Treasury                                          procedures of  Class A Shares  (no minimum
                       Securities                                        customer's     of the U.S.     investment if
                       Plus Money                                        financial      Treasury        you participate
                       Market Fund;                                      institution    Securities      in the
                       $5,000,000                                        or employer    Money Market    Automatic
                       for the                                           sponsored      Fund, Tax-      Investment
                       Institutional                                     plan.          Exempt Money    Program); $500
                       Select Money                                                     Market Fund or  for retirement
                       Market Fund.                                                     Prime           plan accounts
                                                                                        Obligation      such as IRA,
                                                                                        Money Market    SEP and Keogh
                                                                                        Fund held in a  Plan accounts;
                                                                                        retail cash     $100 for
                                                                                        management      college savings
                                                                                        account with    accounts,
                                                                                        FleetBoston     including
                                                                                        ("Retail Cash   Education IRA
                                                                                        Management      accounts; no
                                                                                        Account") are   minimum
                                                                                        subject to the  investment for
                                                                                        cash            salary
                                                                                        management      reduction
                                                                                        account         retirement
                                                                                        agreement.      plans such as
                                                                                                        401(k) or
                                                                                                        SIMPLE IRAs.

Minimum Subsequent         None.           None.             None.       Follow         Generally       Generally $100;
Investments                                                              established    $100; $50 per   $50 per month
                                                                         procedures of  month for       or $150 per
                                                                         customer's     accounts using  quarter for
                                                                         financial      Systematic      regular
                                                                         institution    Investment      accounts using
                                                                         or employer    Plan.           the Automatic
                                                                         sponsored                      Investment
                                                                         plan.                          Program and $40
                                                                                                        per month or
                                                                                                        $125 per
                                                                                                        quarter for
                                                                                                        Education IRAs
                                                                                                        using the
                                                                                                        Automatic
                                                                                                        Investment
                                                                                                        Program; $100
                                                                                                        through the
                                                                                                        College
                                                                                                        Investment
                                                                                                        Program ($50 if
                                                                                                        you use the
                                                                                                        Automatic
                                                                                                        Investment
                                                                                                        Program); and
                                                                                                        $25 per pay
                                                                                                        period using
                                                                                                        the Payroll
                                                                                                        Deduction
                                                                                                        Program.


                       PILLAR FUNDS:    GALAXY FUNDS:
                       CLASS B SHARES  RETAIL B SHARES
                       --------------  ---------------
Minimum Initial           $1,000       $2,500 for a
Investment                             regular account
                                       (no minimum
                                       investment if
                                       you participate
                                       in the
                                       Automatic
                                       Investment
                                       Program); $500
                                       for retirement
                                       plan accounts
                                       such as IRA,
                                       SEP and Keogh
                                       Plan accounts;
                                       $100 for
                                       college savings
                                       accounts,
                                       including
                                       Education IRA
                                       accounts; no
                                       minimum
                                       investment for
                                       salary
                                       reduction
                                       retirement
                                       plans such as
                                       401(k) or
                                       SIMPLE IRAs.
Minimum Subsequent     Generally       Generally $100;
Investments            $100; $50 per   $50 per month
                       month for       or $150 per
                       accounts using  quarter for
                       Systematic      regular
                       Investment      accounts using
                       Plan.           the Automatic
                                       Investment
                                       Program and $40
                                       per month or
                                       $125 per
                                       quarter for
                                       Education IRAs
                                       using the
                                       Automatic
                                       Investment
                                       Program; $100
                                       through the
                                       College
                                       Investment
                                       Program ($50 if
                                       you use the
                                       Automatic
                                       Investment
                                       Program); and
                                       $25 per pay
                                       period using
                                       the Payroll
                                       Deduction
                                       Program.

                                        GALAXY FUNDS:
                       PILLAR FUNDS:  CLASS I AND CLASS  PILLAR FUNDS:   GALAXY FUNDS:  PILLAR FUNDS:    GALAXY FUNDS:
                          SHARES         III SHARES      CLASS I SHARES  TRUST SHARES   CLASS A SHARES  RETAIL A SHARES
                       -------------  -----------------  --------------  -------------  --------------  ---------------
Purchase Methods       U.S. TREASURY  Follow             Follow          Follow         Directly        Through
                       SECURITIES     established        procedures      established    through Pillar  Galaxy's
                       PLUS MONEY     procedures of      established     procedures of  by mail, by     distributor or
                       MARKET FUND:   customer's         when account    customer's     telephone, by   a financial
                       Available      financial          was opened,     financial      wire, or by     institution
                       only to        institution;       procedures      institution    ACH; through    that has an
                       customers of   through Galaxy's   established by  or employer    an authorized   agreement with
                       Summit Bank's  distributor; by    the cash        sponsored      broker or       Galaxy's
                       Money Desk;    mail or by wire.   management      plan.          other           distributor; by
                       purchase                          account                        institution;    mail; by
                       shares                            agreement for                  shares held in  telephone; or
                       directly                          shares held                    a Retail Cash   by wire.
                       through                           through a                      Management
                       Pillar by                         Commercial                     Account can be
                       telephone.                        Cash                           purchased
                       INSTITUTIONAL                     Management                     through
                       SELECT MONEY                      Account, or                    procedures
                       MARKET FUND:                      procedures                     established by
                       Available to                      established by                 the cash
                       financial                         broker or                      management
                       institutions                      other                          account
                       investing for                     institution                    agreement.
                       their own or                      through whom
                       their                             shares are
                       customers'                        owned.
                       accounts and
                       to commercial
                       cash
                       management
                       account
                       customers of
                       FleetBoston
                       ("Commercial
                       Cash
                       Management
                       Account");
                       follow
                       procedures
                       established
                       by the cash
                       management
                       account
                       agreement.
                       BOTH FUNDS:
                       Through
                       accounts with
                       authorized
                       brokers and
                       other
                       institutions.


                       PILLAR FUNDS:    GALAXY FUNDS:
                       CLASS B SHARES  RETAIL B SHARES
                       --------------  ---------------
Purchase Methods       Directly        Through
                       through Pillar  Galaxy's
                       by mail, by     distributor or
                       telephone, by   a financial
                       wire, or by     institution
                       ACH; through    that has an
                       an authorized   agreement with
                       broker or       Galaxy's
                       other           distributor; by
                       institution.    mail; by
                                       telephone; or
                                       by wire.

C.  REDEMPTION PROCEDURES

    The following chart compares existing redemption procedures of the Pillar Funds and the Galaxy Funds.

                                        GALAXY FUNDS:
                       PILLAR FUNDS:  CLASS I AND CLASS  PILLAR FUNDS:   GALAXY FUNDS:  PILLAR FUNDS:    GALAXY FUNDS:
                          SHARES         III SHARES      CLASS I SHARES  TRUST SHARES   CLASS A SHARES  RETAIL A SHARES
                       -------------  -----------------  --------------  -------------  --------------  ---------------
Through an Authorized      Yes.            Yes.              Yes.            Yes.           Yes.             Yes.
Broker-Dealer or
Other Financial
Institution or
Adviser

By Mail                Follow         Customers of       Follow          Follow         Follow               Yes.
                       procedures     financial          procedures      procedures of  procedures
                       established    institutions must  established     customer's     established by
                       by the cash    follow procedures  when account    financial      cash
                       management     established by     was opened,     institution    management
                       account        their              procedures      or employer    account
                       agreement for  institution; yes,  established by  sponsored      agreement for
                       shares held    for institutional  cash            plan.          shares held
                       through a      investors.         management                     through a
                       Commercial                        account                        Retail Cash
                       Cash                              agreement for                  Management
                       Management                        shares held                    Account or
                       Account or                        through a                      procedures of
                       procedures                        Commercial                     broker or
                       established                       Cash                           other
                       by broker or                      Management                     institution
                       other                             Account, or                    through whom
                       institution                       procedures of                  shares are
                       through whom                      broker or                      owned; yes,
                       shares are                        other                          for shares
                       owned.                            institution                    held directly.
                                                         through whom
                                                         shares are
                                                         owned.

By Telephone           Yes, for       Customers of       Follow          Follow         Follow               Yes.
                       shares of the  financial          procedures      procedures of  procedures
                       U.S. Treasury  institutions must  established     customer's     established by
                       Securities     follow procedures  when account    financial      cash
                       Plus Money     established by     was opened,     institution    management
                       Market Fund    their              procedures      or employer    account
                       owned          institution; yes,  established by  sponsored      agreement for
                       directly;      for institutional  cash            plan.          shares held
                       otherwise,     investors.         management                     through a
                       follow                            account                        Retail Cash
                       procedures                        agreement for                  Management
                       established                       shares held                    Account or
                       by the cash                       through a                      procedures of
                       management                        Commercial                     broker or
                       account                           Cash                           other
                       agreement for                     Management                     institution
                       shares held                       Account, or                    through whom
                       through a                         procedures of                  shares are
                       Commercial                        broker or                      owned;
                       Cash                              other                          otherwise,
                       Management                        institution                    yes.
                       Account or                        through whom
                       procedures                        shares are
                       established                       owned.
                       by broker or
                       other
                       institution
                       through whom
                       shares are
                       owned.


                       PILLAR FUNDS:    GALAXY FUNDS:
                       CLASS B SHARES  RETAIL B SHARES
                       --------------  ---------------
Through an Authorized      Yes.             Yes.
Broker-Dealer or
Other Financial
Institution or
Adviser
By Mail                Follow               Yes.
                       procedures
                       established by
                       broker or
                       other
                       institution
                       through whom
                       shares are
                       owned; yes,
                       for shares
                       held directly.
By Telephone           Follow               Yes.
                       procedures
                       established by
                       broker or
                       other
                       institution
                       through whom
                       shares are
                       owned; yes,
                       for shares
                       held directly.

                                        GALAXY FUNDS:
                       PILLAR FUNDS:  CLASS I AND CLASS  PILLAR FUNDS:   GALAXY FUNDS:  PILLAR FUNDS:    GALAXY FUNDS:
                          SHARES         III SHARES      CLASS I SHARES  TRUST SHARES   CLASS A SHARES  RETAIL A SHARES
                       -------------  -----------------  --------------  -------------  --------------  ---------------
By Wire                Follow         Customers of       Follow          Follow         Follow               Yes.
                       procedures     financial          procedures      procedures of  procedures
                       established    institutions must  established     customer's     established by
                       by the cash    follow procedures  when account    financial      cash
                       management     established by     was opened,     institution    management
                       account        their              procedures      or employer    account
                       agreement for  institution; yes,  established by  sponsored      agreement for
                       shares held    for institutional  cash            plan.          shares held
                       through a      investors.         management                     through a
                       Commercial                        account                        Retail Cash
                       Cash                              agreement for                  Management
                       Management                        shares held                    Account or
                       Account or                        through a                      procedures of
                       procedures                        Commercial                     broker or
                       established                       Cash                           other
                       by broker or                      Management                     institution
                       other                             Account, or                    through whom
                       institution                       procedures of                  shares are
                       through whom                      broker or                      owned; no, for
                       shares are                        other                          shares held
                       owned.                            institution                    directly.
                                                         through whom
                                                         shares are
                                                         owned.

By Systematic          Follow         Customers of       Follow          Follow         Follow          Yes (except
Withdrawal Plan        procedures     financial          procedures      procedures of  procedures      that the
                       established    institutions must  established     customer's     established by  account must
                       by the cash    follow procedures  when account    financial      cash            have a minimum
                       management     established by     was opened,     institution    management      balance of at
                       account        their              procedures      or employer    account         least $10,000).
                       agreement for  institution.       established by  sponsored      agreement for
                       shares held                       cash            plan.          shares held
                       through a                         management                     through a
                       Commercial                        account                        Retail Cash
                       Cash                              agreement for                  Management
                       Management                        shares held                    Account or
                       Account or                        through a                      procedures of
                       procedures                        Commercial                     broker or
                       established                       Cash                           other
                       by broker or                      Management                     institution
                       other                             Account, or                    through whom
                       institution                       procedures of                  shares are
                       through whom                      broker or                      owned; yes,
                       shares are                        other                          for shares
                       owned.                            institution                    held directly
                                                         through whom                   (except the
                                                         shares are                     account must
                                                         owned.                         have a value
                                                                                        of at least
                                                                                        $2,000).


                       PILLAR FUNDS:    GALAXY FUNDS:
                       CLASS B SHARES  RETAIL B SHARES
                       --------------  ---------------
By Wire                Follow               Yes.
                       procedures of
                       broker or
                       other
                       institution
                       through whom
                       shares are
                       owned; no, for
                       shares held
                       directly.
By Systematic          Yes, for        Yes (except
Withdrawal Plan        shares held     that the
                       directly        account must
                       (except the     have a minimum
                       account must    balance of at
                       have a value    least $10,000).
                       of at least
                       $2,000).

                                        GALAXY FUNDS:
                       PILLAR FUNDS:  CLASS I AND CLASS  PILLAR FUNDS:   GALAXY FUNDS:  PILLAR FUNDS:    GALAXY FUNDS:
                          SHARES         III SHARES      CLASS I SHARES  TRUST SHARES   CLASS A SHARES  RETAIL A SHARES
                       -------------  -----------------  --------------  -------------  --------------  ---------------
By Wire                Follow         Customers of       Follow          Follow         Follow               Yes.
                       procedures     financial          procedures      procedures of  procedures
                       established    institutions must  established     customer's     established by
                       by the cash    follow procedures  when account    financial      cash
                       management     established by     was opened,     institution    management
                       account        their              procedures      or employer    account
                       agreement for  institution; yes,  established by  sponsored      agreement for
                       shares held    for institutional  cash            plan.          shares held
                       through a      investors.         management                     through a
                       Commercial                        account                        Retail Cash
                       Cash                              agreement for                  Management
                       Management                        shares held                    Account or
                       Account or                        through a                      procedures of
                       procedures                        Commercial                     broker or
                       established                       Cash                           other
                       by broker or                      Management                     institution
                       other                             Account, or                    through whom
                       institution                       procedures of                  shares are
                       through whom                      broker or                      owned; no, for
                       shares are                        other                          shares held
                       owned.                            institution                    directly.
                                                         through whom
                                                         shares are
                                                         owned.

By Systematic          Follow         Customers of       Follow          Follow         Follow          Yes (except
Withdrawal Plan        procedures     financial          procedures      procedures of  procedures      that the
                       established    institutions must  established     customer's     established by  account must
                       by the cash    follow procedures  when account    financial      cash            have a minimum
                       management     established by     was opened,     institution    management      balance of at
                       account        their              procedures      or employer    account         least $10,000).
                       agreement for  institution.       established by  sponsored      agreement for
                       shares held                       cash            plan.          shares held
                       through a                         management                     through a
                       Commercial                        account                        Retail Cash
                       Cash                              agreement for                  Management
                       Management                        shares held                    Account or
                       account or                        through a                      procedures of
                       procedures                        Commercial                     broker or
                       established                       Cash                           other
                       by broker or                      Management                     institution
                       other                             Account, or                    through whom
                       institution                       procedures of                  shares are
                       through whom                      broker or                      owned; yes,
                       shares are                        other                          for shares
                       owned.                            institution                    held directly
                                                         through whom                   (except the
                                                         shares are                     account must
                                                         owned.                         have a value
                                                                                        of at least
                                                                                        $2,000).


                       PILLAR FUNDS:    GALAXY FUNDS:
                       CLASS B SHARES  RETAIL B SHARES
                       --------------  ---------------
By Wire                Follow               Yes.
                       procedures of
                       broker or
                       other
                       institution
                       through whom
                       shares are
                       owned; no, for
                       shares held
                       directly.
By Systematic          Yes, for        Yes (except
Withdrawal Plan        shares held     that the
                       directly        account must
                       (except the     have a minimum
                       account must    balance of at
                       have a value    least $10,000).
                       of at least
                       $2,000).

                                        GALAXY FUNDS:
                       PILLAR FUNDS:  CLASS I AND CLASS  PILLAR FUNDS:   GALAXY FUNDS:  PILLAR FUNDS:    GALAXY FUNDS:
                          SHARES         III SHARES      CLASS I SHARES  TRUST SHARES   CLASS A SHARES  RETAIL A SHARES
                       -------------  -----------------  --------------  -------------  --------------  ---------------
By Electronic          Follow         Customers of       Follow          Follow         Follow               No.
Transfer               procedures     financial          procedures      procedures of  procedures
                       established    institutions must  established     customer's     established by
                       by the cash    follow procedures  when account    financial      cash
                       management     established by     was opened,     institution    management
                       account        their              procedures      or employer    account
                       agreement for  institution.       established by  sponsored      agreement for
                       shares held                       cash            plan.          shares held
                       through a                         management                     through a
                       Commercial                        account                        Retail Cash
                       Cash                              agreement for                  Management
                       Management                        shares held                    Account or
                       Account or                        through a                      procedures of
                       procedures                        Commercial                     broker or
                       established                       Cash                           other
                       by broker or                      Management                     institution
                       other                             Account, or                    through whom
                       institution                       procedures of                  shares are
                       through whom                      broker or                      owned; no, for
                       shares are                        other                          shares held
                       owned.                            institution                    directly
                                                         through whom                   (except if
                                                         shares are                     using the
                                                         owned.                         Systematic
                                                                                        Withdrawal
                                                                                        Plan).

Checkwriting Feature   Follow         Customers of       Follow          Follow         Follow          Checkwriting
                       procedures     financial          procedures      procedures of  procedures      privileges are
                       established    institutions must  established     customer's     established by  available for
                       by the cash    follow procedures  when account    financial      cash            the Galaxy U.S.
                       management     established by     was opened,     institution    management      Treasury Money
                       account        their              procedures      or employer    account         Market Fund,
                       agreement for  institution.       established by  sponsored      agreement for   Galaxy Money
                       shares held                       cash            plan.          shares held     Market Fund,
                       through a                         management                     through a       and Galaxy
                       Commercial                        account                        Retail Cash     Tax-Exempt
                       Cash                              agreement for                  Management      Money Market
                       Management                        shares held                    Account or      Fund ($250
                       Account or                        through a                      procedures of   minimum).
                       procedures                        Commercial                     broker or
                       established                       Cash                           other
                       by broker or                      Management                     institution
                       other                             Account, or                    through whom
                       institution                       procedures of                  shares are
                       through whom                      broker or                      owned; no, for
                       shares are                        other                          shares held
                       owned.                            institution                    directly.
                                                         through whom
                                                         shares are
                                                         owned.


                       PILLAR FUNDS:    GALAXY FUNDS:
                       CLASS B SHARES  RETAIL B SHARES
                       --------------  ---------------
By Electronic          Follow               No.
Transfer               procedures
                       established by
                       broker or
                       other
                       institution;
                       no, for shares
                       held directly.
Checkwriting Feature   Follow          Checkwriting
                       procedures      privileges are
                       established by  available for
                       broker or       the Galaxy
                       other           Money Market
                       institution;    Fund, Galaxy
                       no, for shares  U.S. Treasury
                       held directly.  Money Market
                                       Fund and Galaxy
                                       Tax-Exempt
                                       Money Market
                                       Fund ($250
                                       minimum).

    Each of the Pillar Funds may redeem Class A Shares or Class B Shares in a shareholder's account if the balance in a Pillar Fund account drops below $1,000 because of redemptions. The shareholder will be given 60 days to add to the account to avoid the sale of remaining shares. If a shareholder's account drops below the minimum level required in a Retail Cash Management Account or Commercial Cash Management Account because of redemptions, shares in a Pillar Fund may be redeemed or the shareholder may be charged with additional fees.

    Galaxy may redeem Retail A Shares or Retail B Shares if the balance in a shareholder's account (other than a retirement plan account) falls below $250 as a result of selling or exchanging shares. In such event, Galaxy will provide shareholders with 60 days' written notice of such fact. If such shareholder does not re-establish the required minimum balance within such period the account will be closed. If the value of an account holding Class I Shares of the Galaxy Institutional Money Market Fund or Class III Shares of the Galaxy Institutional Treasury Money Market Fund falls below $2,000,000, Galaxy may require an institutional investor or financial institution to sell all shares in the account.

D.  ADDITIONAL SHAREHOLDER SERVICES

    The following chart compares existing shareholder services offered by the Pillar Funds and the Galaxy Funds.

                                        GALAXY FUNDS:
                       PILLAR FUNDS:  CLASS I AND CLASS  PILLAR FUNDS:   GALAXY FUNDS:  PILLAR FUNDS:    GALAXY FUNDS:
                          SHARES         III SHARES      CLASS I SHARES  TRUST SHARES   CLASS A SHARES  RETAIL A SHARES
                       -------------  -----------------  --------------  -------------  --------------  ---------------
Systematic/ Automatic  Follow         Follow procedures  Follow          Follow         Yes (at least   Yes ($50 per
Investment Plan        procedures     of customer's      procedures      procedures of  $50 per month   month or $150
                       established    financial          established by  customer's     subsequent      per quarter
                       by the cash    institution.       the cash        financial      investment).    minimum initial
                       management                        management      institution                    and subsequent
                       account                           account         or employer                    investment for
                       agreement for                     agreement for   sponsored                      regular
                       shares held                       shares held     plan.                          accounts, $40
                       through a                         through a                                      or $125 per
                       Commercial                        Commercial                                     quarter minimum
                       Cash                              Cash                                           initial and
                       Management                        Management                                     subsequent
                       Account or                        Account or                                     investment for
                       procedures                        procedures                                     Education
                       established                       established by                                 IRAs).
                       by broker or                      broker or
                       other                             other
                       institution                       institution
                       through whom                      through whom
                       shares are                        shares are
                       owned.                            owned.


                       PILLAR FUNDS:    GALAXY FUNDS:
                       CLASS B SHARES  RETAIL B SHARES
                       --------------  ---------------
Systematic/ Automatic  Yes (at least   Yes ($50 per
Investment Plan        $50 per month   month or $150
                       subsequent      per quarter
                       investment).    minimum initial
                                       and subsequent
                                       investment for
                                       regular
                                       accounts, $40
                                       or $125 per
                                       quarter minimum
                                       initial and
                                       subsequent
                                       investment for
                                       Education
                                       IRAs).

E. SHARE EXCHANGES

                                       GALAXY FUNDS:
                       PILLAR FUNDS:    CLASS I AND     PILLAR FUNDS:   GALAXY FUNDS:  PILLAR FUNDS:    GALAXY FUNDS:
                          SHARES      CLASS III SHARES  CLASS I SHARES  TRUST SHARES   CLASS A SHARES  RETAIL A SHARES
                       -------------  ----------------  --------------  -------------  --------------  ---------------
Through an Authorized       No.       Not applicable.       Yes.        Not                Yes.             Yes.
Broker-Dealer or                                                        applicable.
Other Financial
Institution or
Adviser

By Mail                     No.       Not applicable.   Yes, for        Not                Yes.             Yes.
                                                        shares owned    applicable.
                                                        directly.

By Telephone                No.       Not applicable.   Yes, for        Not                Yes.             Yes.
                                                        shares owned    applicable.
                                                        directly.

Minimum                Not            Class I Shares    None, unless    Not            Not                 $100.
                       applicable.    of the Galaxy     required by     applicable.    applicable.
                                      Institutional     terms
                                      Money Market      established by
                                      Fund must have a  a broker or
                                      value of at       other
                                      least $100 to be  institution.
                                      exchanged and
                                      can be exchanged
                                      only for Retail
                                      A Shares of
                                      another Galaxy
                                      Fund.


                       PILLAR FUNDS:    GALAXY FUNDS:
                       CLASS B SHARES  RETAIL B SHARES
                       --------------  ---------------
Through an Authorized      Yes.             Yes.
Broker-Dealer or
Other Financial
Institution or
Adviser
By Mail                    Yes.             Yes.
By Telephone               Yes.             Yes.
Minimum                Not                 None.
                       applicable.

    If the value of a Pillar Institutional Select Money Market Fund account drops below $5,000,000 because of redemptions, the remaining Shares may be automatically exchanged for Class I Shares of the Pillar Prime Obligation Money Market Fund, provided that Pillar will give at least 30 days written notice to give an investor time to increase the account value to avoid the automatic exchange.

F. PRICING OF SHARES FOR THE PILLAR FUNDS AND GALAXY FUNDS

    The price per share (offering price) will be the net asset value per share ("NAV") next determined after a Pillar Fund or Galaxy Fund receives your purchase order plus, in the case of Pillar Class A Shares and Galaxy Retail A Shares, the applicable front-end sales charge.

    For processing purchase and redemption orders, the NAV per share of each of the Pillar Funds and Galaxy Funds is calculated each business day at the following times:

                                               PILLAR FUNDS                                        GALAXY FUNDS
                       ------------------------------------------------------------  ----------------------------------------
11:00 a.m. and                                                                       U.S. Treasury Money Market Fund
4:00 p.m.                                                                            Money Market Fund
Eastern time                                                                         Tax-Exempt Money Market Fund

3:00 p.m.              U.S. Treasury Securities Money Market Fund
Eastern time           U.S. Treasury Securities Plus Money Market Fund
                       Institutional Select Money Market Fund
                       Prime Obligation Money Market Fund
                       Tax-Exempt Money Market Fund

4:00 p.m.              Intermediate-Term Government Securities Fund                  Intermediate Government Income Fund
Eastern time           Fixed Income Fund                                             High Quality Bond Fund
                       New Jersey Municipal Securities Fund                          New Jersey Municipal Bond Fund
                       Pennsylvania Municipal Securities Fund                        Pennsylvania Municipal Bond Fund
                       Balanced Fund                                                 Asset Allocation Fund
                       Equity Income Fund                                            Equity Income Fund
                       Equity Value Fund                                             Large Cap Value Fund
                       Equity Growth Fund                                            Large Cap Growth Fund
                       Mid Cap Fund                                                  Growth Fund II
                       International Equity Fund                                     International Equity Fund

4:30 p.m.                                                                            Institutional Treasury Money Market
Eastern time                                                                         Fund
                                                                                     Institutional Money Market Fund

    The NAV for the Pillar Money Market Funds is determined on any day that the New York Stock Exchange (the "Exchange") and the Federal Reserve are open for business. The NAV for each other Pillar Fund is determined on any day that the Exchange is open.

    The NAV for the Galaxy Money Market Funds, Galaxy Bond Funds and Galaxy Tax-Exempt Funds is determined on any day that the Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open for business. The NAV for the Galaxy Asset Allocation Fund and the Galaxy Stock Funds is determined on any day that the Exchange is open.

G.  DIVIDENDS

    Dividends for the Pillar Funds and the Galaxy Funds are declared and paid as follows:

                                               PILLAR FUNDS                                        GALAXY FUNDS
                       ------------------------------------------------------------  ----------------------------------------
Declared Daily and     U.S. Treasury Securities Money Market Fund                    U.S. Treasury Money Market Fund
Paid Monthly           U.S. Treasury Securities Plus Money Market Fund               Institutional Treasury Money Market
                       Prime Obligation Money Market Fund                            Fund
                       Institutional Select Money Market Fund                        Money Market Fund
                       Tax-Exempt Money Market Fund                                  Institutional Money Market Fund
                       Intermediate-Term Government Securities Fund                  Tax-Exempt Money Market Fund
                       Fixed Income Fund                                             Intermediate Government Income Fund
                       New Jersey Municipal Securities Fund                          High Quality Bond Fund
                       Pennsylvania Municipal Securities Fund                        New Jersey Municipal Bond Fund
                                                                                     Pennsylvania Municipal Bond Fund

Declared and Paid      Balanced Fund                                                 Asset Allocation Fund
Quarterly              Equity Income Fund                                            Equity Income Fund
                       Equity Value Fund                                             Large Cap Value Fund
                       Equity Growth Fund                                            Large Cap Growth Fund
                       Mid Cap Fund                                                  Growth Fund II

Declared and Paid at   International Equity Fund                                     International Equity Fund
Least Annually

    PERFORMANCE COMPARISONS OF THE EXISTING GALAXY FUNDS AND REORGANIZING PILLAR FUNDS. The following section provides a comparison of the total return performance of the Reorganizing Pillar Funds and Existing Galaxy Funds after taking into account maximum applicable sales charges. The performance information is followed by the Management Discussion of Galaxy Fund Performance which was included in the Galaxy Annual Report for the fiscal year ended
October 31, 2000. SEE THE GALAXY PROSPECTUS(ES) DISTRIBUTED WITH THIS PROXY/PROSPECTUS FOR A COMPARISON OF EACH GALAXY FUND'S (OTHER THAN THE GALAXY MONEY MARKET FUNDS') PERFORMANCE TO THAT OF ONE OR MORE APPROPRIATE BROAD-BASED SECURITIES INDICES.

    The total returns of the Galaxy Funds are competitive with those of the Pillar Funds as shown below. Performance shown is based on historical earnings and is not predictive of future performance. Performance reflects reinvestment of dividends and other earnings. All footnotes appear at the end of the table.

                            TOTAL RETURN PERFORMANCE
                           (AS OF DECEMBER 31, 2000)

                                                      PILLAR U.S.
                                                  TREASURY SECURITIES       GALAXY U.S. TREASURY
                                                   MONEY MARKET FUND          MONEY MARKET FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES             RETAIL A SHARES
                                               -------------------------  -------------------------
1 Year.......................................            5.39%                      5.47%
5 Years......................................            4.49%                      4.72%
Since Inception..............................       3.94% (4/1/92)             4.39% (1/22/91)

Best Quarter.................................        1.41%/3Q '00               1.44%/4Q '00
Worst Quarter................................        0.53%/2Q '93               0.65%/2Q '93
Year to Date Total Returns
  Through March 31, 2001.....................            1.18%                      1.25%

                                                      PILLAR U.S.
                                                  TREASURY SECURITIES       GALAXY U.S. TREASURY
                                                   MONEY MARKET FUND          MONEY MARKET FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................            5.65%                      5.63%
5 Years......................................            4.75%                      4.89%
Since Inception..............................       4.20% (4/1/92)             4.94% (11/1/94)

Best Quarter.................................        1.47%/3Q '00               1.47%/4Q '00
Worst Quarter................................        0.59%/2Q '93               1.02%/1Q '99
Year to Date Total Returns
  Through March 31, 2001.....................            1.24%                      1.29%

                                                 PILLAR U.S. TREASURY       GALAXY INSTITUTIONAL
                                                    SECURITIES PLUS            TREASURY MONEY
                                                   MONEY MARKET FUND            MARKET FUND*
                                               -------------------------  -------------------------
                                                        SHARES                 CLASS I SHARES
                                               -------------------------  -------------------------
1 Year.......................................            5.66%                      6.12%
5 Years......................................            4.91%                      5.31%
Since Inception..............................       4.60% (5/3/93)             5.02% (6/14/93)

Best Quarter.................................        1.46%/3Q '00               1.59%/4Q '00
Worst Quarter................................        0.68%/1Q '94               0.76%/3Q '94
Year to Date Total Returns
  Through March 31, 2001.....................            1.28%                      1.36%

                                                PILLAR PRIME OBLIGATION         GALAXY MONEY
                                                   MONEY MARKET FUND             MARKET FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES             RETAIL A SHARES
                                               -------------------------  -------------------------
1 Year.......................................            5.66%                      5.94%
5 Years......................................            4.83%                      5.05%
10 Years.....................................             N/A                       4.66%
Since Inception..............................       4.22% (4/1/92)            5.53% (11/17/86)

Best Quarter.................................        1.47%/3Q '00               1.67%/1Q '91
Worst Quarter................................        0.58%/2Q '93               0.65%/3Q '93
Year to Date Total Returns
  Through March 31, 2001.....................            1.26%                      1.29%

                         PILLAR PRIME OBLIGATION         GALAXY MONEY               GALAXY MONEY
                            MONEY MARKET FUND             MARKET FUND                MARKET FUND
                        -------------------------  -------------------------  -------------------------
                             CLASS B SHARES           RETAIL B SHARES(1)         RETAIL B SHARES(2)
                        -------------------------  -------------------------  -------------------------
1 Year................           -0.63%                      0.19%                      0.19%
Since Inception.......      2.91% (12/30/97)            3.92% (3/6/97)             3.45% (3/6/97)

Best Quarter..........        -4.23%/3Q '00              -3.66%/4Q '00              -3.66%/4Q '00
Worst Quarter.........        -4.68%/2Q '99              -4.09%/2Q '99              -4.09%/2Q '99
Year to Date Total
  Returns Through
  March 31, 2001......            1.07%                     -3.90%                     -3.90%

                                                PILLAR PRIME OBLIGATION         GALAXY MONEY
                                                   MONEY MARKET FUND             MARKET FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................            5.92%                      6.12%
5 Years......................................            5.09%                      5.24%
Since Inception..............................       4.48% (4/1/92)             5.27% (11/1/94)

Best Quarter.................................        1.53%/3Q '00               1.58%/3Q '00
Worst Quarter................................        0.64%/2Q '93               1.11%/1Q '99
Year to Date Total Returns
  Through March 31, 2001.....................            1.32%                      1.34%

                                                 PILLAR INSTITUTIONAL
                                                     SELECT MONEY           GALAXY INSTITUTIONAL
                                                      MARKET FUND             MONEY MARKET FUND
                                               -------------------------  -------------------------
                                                        SHARES                 CLASS I SHARES
                                               -------------------------  -------------------------
1 Year.......................................            6.28%                      6.25%
Since Inception..............................       5.53% (7/1/97)             5.55% (11/5/97)

Best Quarter.................................        1.62%/3Q '00               1.61%/3Q '00
Worst Quarter................................        1.16%/2Q '99               1.16%/2Q '99
Year to Date Total Returns
  Through March 31, 2001.....................            1.39%                      1.35%

                                                   PILLAR TAX-EXEMPT          GALAXY TAX-EXEMPT
                                                   MONEY MARKET FUND          MONEY MARKET FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES             RETAIL A SHARES
                                               -------------------------  -------------------------
1 Year.......................................            3.34%                      3.45%
5 Years......................................            2.81%                      2.92%
10 Years.....................................             N/A                       2.87%
Since Inception..............................       2.58% (4/6/92)             3.42% (6/23/88)

Best Quarter.................................        0.87%/4Q '00               1.11%/1Q '91
Worst Quarter................................        0.38%/1Q '94               0.45%/3Q '93
Year to Date Total Returns
  Through March 31, 2001.....................            0.69%                      0.69%

                                                   PILLAR TAX-EXEMPT          GALAXY TAX-EXEMPT
                                                   MONEY MARKET FUND          MONEY MARKET FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................            3.60%                      3.58%
5 Years......................................            3.06%                      3.06%
Since Inception..............................       2.84% (4/6/92)             3.11% (11/1/94)

Best Quarter.................................        0.93%/4Q '00               0.94%/4Q '00
Worst Quarter................................        0.45%/1Q '94               0.60%/1Q '99
Year to Date Total Returns
  Through March 31, 2001.....................            0.75%                      0.72%

                                                 PILLAR INTERMEDIATE-        GALAXY INTERMEDIATE
                                                    TERM GOVERNMENT              GOVERNMENT
                                                    SECURITIES FUND              INCOME FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES           RETAIL A SHARES(3)
                                               -------------------------  -------------------------
1 Year.......................................            4.82%                      6.17%
5 Years......................................            3.91%                      4.34%
10 Years.....................................             N/A                       6.11%
Since Inception..............................       4.79% (4/1/92)             6.59% (9/1/88)

Best Quarter.................................        0.69%/2Q '95               3.40%/2Q '89
Worst Quarter................................        -7.08%/1Q '94              -7.55%/1Q '94
Year to Date Total Returns
  Through March 31, 2001.....................            2.51%                     -2.25%

                                                 PILLAR INTERMEDIATE-        GALAXY INTERMEDIATE
                                                    TERM GOVERNMENT              GOVERNMENT
                                                    SECURITIES FUND              INCOME FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................            9.39%                     11.74%
5 Years......................................            5.02%                      5.65%
10 Years.....................................             N/A                       6.77%
Since Inception..............................       5.54% (4/1/92)             7.13% (9/1/88)

Best Quarter.................................        4.86%/2Q '95               8.56%/2Q '89
Worst Quarter................................        -3.14%/1Q '94              -2.90%/1Q '94
Year to Date Total Returns
  Through March 31, 2001.....................            2.58%                      2.70%

                                                     PILLAR FIXED                GALAXY HIGH
                                                      INCOME FUND             QUALITY BOND FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES           RETAIL A SHARES(3)
                                               -------------------------  -------------------------
1 Year.......................................            5.63%                      7.27%
5 Years......................................            4.18%                      4.45%
10 Years.....................................             N/A                       6.92%
Since Inception..............................       5.74% (4/1/92)            6.92% (12/14/90)

Best Quarter.................................        1.41%/2Q '95               2.45%/2Q '95
Worst Quarter................................        -4.19%/1Q '94              -8.39%/1Q '94
Year to Date Total Returns
  Through March 31, 2001.....................            2.73%                     -2.26%

                              PILLAR FIXED                GALAXY HIGH                GALAXY HIGH
                               INCOME FUND             QUALITY BOND FUND          QUALITY BOND FUND
                        -------------------------  -------------------------  -------------------------
                             CLASS B SHARES           RETAIL B SHARES(1)         RETAIL B SHARES(2)
                        -------------------------  -------------------------  -------------------------
1 Year................            3.82%                      6.91%                      6.91%
Since Inception.......       4.55% (5/16/97)            5.05% (3/4/96)             4.70% (3/4/96)

Best Quarter..........        -1.06%/3Q '98              0.22%/3Q '98               0.22%/3Q '98
Worst Quarter.........        -6.65%/2Q '99              -6.77%/2Q '99              -6.77%/2Q '99
Year to Date Total
  Returns Through
  March 31, 2001......            2.53%                     -2.58%                     -2.58%

                                                     PILLAR FIXED                GALAXY HIGH
                                                      INCOME FUND             QUALITY BOND FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................           10.42%                     12.88%
5 Years......................................            5.36%                      5.64%
10 Years.....................................             N/A                       7.56%
Since Inception..............................       6.53% (4/1/92)            7.56% (12/14/90)

Best Quarter.................................        6.03%/2Q '95               7.59%/2Q '95
Worst Quarter................................        -4.13%/1Q '94              -3.85%/1Q '94
Year to Date Total Returns
  Through March 31, 2001.....................            2.79%                      2.65%

                                                   PILLAR NEW JERSEY          GALAXY NEW JERSEY
                                               MUNICIPAL SECURITIES FUND     MUNICIPAL BOND FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES           RETAIL A SHARES(3)
                                               -------------------------  -------------------------
1 Year.......................................            5.25%                      5.29%
5 Years......................................            3.42%                       N/A
Since Inception..............................       4.68% (5/4/92)             2.39% (4/3/98)

Best Quarter.................................        2.18%/1Q '95               -0.55%/4Q '00
Worst Quarter................................        -7.51%/1Q '94              -7.06%/2Q '99
Year to Date Total Returns
  Through March 31, 2001.....................            1.94%                     -2.93%

                                                   PILLAR NEW JERSEY          GALAXY NEW JERSEY
                                               MUNICIPAL SECURITIES FUND     MUNICIPAL BOND FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................            8.80%                     10.69%
5 Years......................................            4.38%                       N/A
Since Inception..............................       5.41% (5/4/92)             4.40% (4/3/98)

Best Quarter.................................        5.54%/1Q '95               4.46%/4Q '00
Worst Quarter................................        -4.56%/1Q '94              -2.35%/2Q '99
Year to Date Total Returns
  Through March 31, 2001.....................            1.99%                      1.92%

                                                                                GALAXY ASSET
                                                 PILLAR BALANCED FUND          ALLOCATION FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES           RETAIL A SHARES(4)
                                               -------------------------  -------------------------
1 Year.......................................           -14.63%                    -4.05%
5 Years......................................            8.34%                     10.80%
Since Inception..............................       8.65% (4/1/92)            10.44% (12/30/91)

Best Quarter.................................        10.44%/4Q '98              5.33%/4Q '98
Worst Quarter................................       -14.50%/3Q '98             -10.15%/4Q '00
Year to Date Total Returns
  Through March 31, 2001.....................           -9.99%                     -12.74%

                                                         GALAXY ASSET               GALAXY ASSET
                          PILLAR BALANCED FUND          ALLOCATION FUND            ALLOCATION FUND
                        -------------------------  -------------------------  -------------------------
                             CLASS B SHARES           RETAIL B SHARES(1)         RETAIL B SHARES(2)
                        -------------------------  -------------------------  -------------------------
1 Year................           -15.18%                    -3.61%                     -3.61%
Since Inception.......       6.40% (5/8/97)             10.95% (3/4/96)            10.67% (3/4/96)

Best Quarter..........        11.14%/4Q '98              6.54%/4Q '98               6.54%/4Q '98
Worst Quarter.........       -14.62%/3Q '98              -9.36%/4Q '00              -9.36%/4Q '00
Year to Date Total
  Returns Through
  March 31, 2001......           -10.10%                    -12.21%                    -12.21%

                                                                                GALAXY ASSET
                                                 PILLAR BALANCED FUND          ALLOCATION FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................           -9.44%                      2.08%
5 Years......................................            9.85%                     12.32%
Since Inception..............................       9.63% (4/1/92)            11.32% (12/31/91)

Best Quarter.................................        16.98%/4Q '98              11.74%/4Q '98
Worst Quarter................................        -9.45%/3Q '98              -4.59%/4Q '00
Year to Date Total Returns
  Through March 31, 2001.....................           -9.86%                     -7.38%

                                                     PILLAR EQUITY              GALAXY EQUITY
                                                      INCOME FUND                INCOME FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES           RETAIL A SHARES(4)
                                               -------------------------  -------------------------
1 Year.......................................           -1.39%                     -0.11%
5 Years......................................           11.72%                     12.01%
10 Years.....................................             N/A                      12.87%
Since Inception..............................       12.01% (4/1/92)           12.80% (12/14/90)

Best Quarter.................................        7.54%/4Q '98               6.82%/2Q '97
Worst Quarter................................       -16.55%/3Q '98             -13.68%/3Q '98
Year to Date Total Returns
  Through March 31, 2001.....................           -5.78%                     -12.43%

                              PILLAR EQUITY              GALAXY EQUITY              GALAXY EQUITY
                               INCOME FUND                INCOME FUND                INCOME FUND
                        -------------------------  -------------------------  -------------------------
                             CLASS B SHARES           RETAIL B SHARES(1)         RETAIL B SHARES(2)
                        -------------------------  -------------------------  -------------------------
1 Year................           -1.95%                      0.72%                      0.72%
Since Inception.......       8.44% (5/8/97)             6.17% (11/1/98)            5.84% (11/1/98)

Best Quarter..........        8.13%/4Q '98               1.65%/4Q '99               1.65%/4Q '99
Worst Quarter.........       -16.66%/3Q '98             -12.36%/3Q '99             -12.36%/3Q '99
Year to Date Total
  Returns Through
  March 31, 2001......           -5.93%                     -11.88%                    -11.88%

                                                     PILLAR EQUITY              GALAXY EQUITY
                                                      INCOME FUND                INCOME FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................            4.59%                      6.42%
5 Years......................................           13.28%                     13.83%
10 Years.....................................             N/A                      13.86%
Since Inception..............................       13.01% (4/1/92)           13.78% (12/14/90)

Best Quarter.................................        13.94%/4Q '98              13.37%/2Q '97
Worst Quarter................................       -11.67%/3Q '98              -8.31%/3Q '98
Year to Date Total Returns
  Through March 31, 2001.....................           -5.66%                     -6.98%

                                                  PILLAR MID CAP FUND       GALAXY GROWTH FUND II
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................           -3.02%                      0.15%
5 Years......................................            8.27%                       N/A
Since Inception..............................       8.36% (4/1/92)            19.28% (3/28/96)

Best Quarter.................................        27.42%/4Q '98              53.66%/4Q '99
Worst Quarter................................       -21.32%/3Q '98             -22.74%/3Q '98
Year to Date Total Returns
  Through March 31, 2001.....................           -12.49%                    -23.06%

                                                 PILLAR INTERNATIONAL       GALAXY INTERNATIONAL
                                                      EQUITY FUND                EQUITY FUND
                                               -------------------------  -------------------------
                                                    CLASS A SHARES           RETAIL A SHARES(4)
                                               -------------------------  -------------------------
1 Year.......................................           -23.53%                    -24.84%
5 Years......................................            6.00%                      9.95%
Since Inception..............................       6.66% (5/1/95)            9.36% (12/30/91)
Best Quarter.................................        10.56%/4Q '99              17.23%/4Q '99
Worst Quarter................................       -23.25%/3Q '98             -19.53%/3Q '98
Year to Date Total Returns
  Through March 31, 2001.....................           -18.52%                    -19.94%

                          PILLAR INTERNATIONAL       GALAXY INTERNATIONAL       GALAXY INTERNATIONAL
                               EQUITY FUND                EQUITY FUND                EQUITY FUND
                        -------------------------  -------------------------  -------------------------
                             CLASS B SHARES           RETAIL B SHARES(1)         RETAIL B SHARES(2)
                        -------------------------  -------------------------  -------------------------
1 Year................           -24.08%                    -24.35%                    -24.35%
Since Inception.......       4.80% (5/7/97)             8.17% (11/1/98)            7.77% (11/1/98)
Best Quarter..........        26.16%/4Q '99              19.36%/4Q '99              19.36%/4Q '99
Worst Quarter.........       -23.34%/3Q '98             -14.15%/2Q '00             -14.15%/2Q '00
Year to Date Total
  Returns Through
  March 31, 2001......           -18.63%                    -19.44%                    -19.44%

                                                 PILLAR INTERNATIONAL       GALAXY INTERNATIONAL
                                                      EQUITY FUND                EQUITY FUND
                                               -------------------------  -------------------------
                                                    CLASS I SHARES              TRUST SHARES
                                               -------------------------  -------------------------
1 Year.......................................           -18.92%                    -19.91%
5 Years......................................            7.45%                     11.86%
Since Inception..............................       7.98% (5/1/95)            10.50% (12/30/91)
Best Quarter.................................        31.96%/4Q '99              24.53%/4Q '99
Worst Quarter................................       -18.65%/3Q '98             -14.53%/3Q '98
Year to Date Total Returns
  Through March 31, 2001.....................           -18.40%                    -14.95%

------------------------

* Performance shown is for Class I Shares of the Galaxy Institutional Treasury Money Market Fund because Class III Shares of the Fund did not commence operations until March 1, 2001. Class I Shares and Class III Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

(1) The performance of Retail B Shares of the Galaxy Money Market Fund, Galaxy High Quality Bond Fund, Galaxy Asset Allocation Fund, Galaxy Equity Income Fund and Galaxy International Equity Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased prior to January 1, 2001 and redeemed within six years of purchase.

(2) The performance of Retail B Shares of the Galaxy Money Market Fund, Galaxy High Quality Bond Fund, Galaxy Asset Allocation Fund, Galaxy Equity Income Fund and Galaxy International Equity Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase.

(3) The performance of Retail A Shares of the Galaxy Intermediate Government Income Fund, Galaxy High Quality Bond Fund and Galaxy New Jersey Municipal Bond Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(4) The performance of Retail A Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund and Galaxy International Equity Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

MANAGEMENT DISCUSSION OF GALAXY FUND PERFORMANCE.

                                KAREN ARNEIL HAS MANAGED THE GALAXY
[PHOTO OF KAREN ARNEIL]         TAXABLE MONEY MARKET FUNDS AND THE
                                GALAXY TAX-EXEMPT MONEY MARKET FUNDS
                                SINCE SEPTEMBER 1996. SHE HAS MANAGED
                                MONEY MARKET INVESTMENTS SINCE 1993.

GALAXY TAXABLE MONEY MARKET FUNDS

BY KAREN ARNEIL
 PORTFOLIO MANAGER

    As a stronger-than-expected economy threatened higher inflation and prompted the Fed to raise short-term interest rates, we remained committed to securities with good liquidity and superior credit characteristics in the Galaxy Taxable Money Market Funds -- which include the Galaxy Money Market Fund, the Galaxy Government Fund and the Galaxy U.S. Treasury Fund. This strategy, plus efforts to maximize yield opportunities within individual market sectors, helped the Funds enjoy good relative performance for the 12 months ended October 31, 2000.

    For the 12 months ended October 31, 2000, Trust Shares of the Galaxy Money Market Fund had a total return of 5.95%, and Retail A Shares of the Fund earned a total return of 5.77%. During the same period, Retail B Shares of the Fund earned a total return of 5.01% before deducting the maximum 5.00% contingent deferred sales charge, and a total return of 0.01% after deducting the 5.00% contingent deferred sales charge. BKB Shares of the Fund earned a total return of 2.66% for the period from June 19, 2000 (date of initial issuance) through October 31, 2000.

    Over the same time, Lipper Inc. ("Lipper"), a mutual fund performance tracking service, measured average total returns of 5.99% for trust shares and 5.53% for retail shares of other taxable money market funds that reported their results to Lipper.

GALAXY MONEY MARKET FUND

    During the period, Trust Shares of the Galaxy Government Fund had a total return of 5.78%, and Retail A Shares of the Fund had a total return of 5.61%. Trust shares of other money market funds investing in U.S. government issues that reported their performance to Lipper earned an average total return of 5.90% over the same period. Retail shares of similar funds that reported their performance to Lipper earned an average total return of 5.52% for the period.

    For the period, Trust Shares of the Galaxy U.S. Treasury Fund had a total return of 5.42% and Retail A Shares of the Fund earned a total return of 5.26%. BKB Shares of the Fund earned a total return of 2.07% for the period from June 19, 2000 (date of initial issuance) through October 31, 2000. These total returns compared with an average total return of 5.59% for trust shares of other money market funds investing in U.S. Treasury issues that reported their results to Lipper. Retail shares of similar funds that reported their performance to Lipper earned a total return of 5.26% for the period.

    On October 31, 2000, the Galaxy Money Market Fund had an average maturity of 32 days, the Galaxy Government Fund had an average maturity of 44 days and the Galaxy U.S. Treasury Fund had an average maturity of 49 days.

ANTICIPATING CHANGES IN YIELD

    When the reporting period began in November 1999, concerns about increased redemptions due to potential Y2K computer problems caused us to increase liquidity in all the Galaxy Taxable Money Market Funds. Once Y2K worries began to abate, we put this cash to work in investments that would mature in 2000 to enhance the Funds' yields.

    Early in 2000, we initiated a "barbelled" maturity structure for the Funds by investing in issues that matured in one year and issues that matured in less than one month. This strategy, and our decision to keep the average weighted maturities of the Funds' portfolios slightly longer than those of their peers, helped us make the most of rising yields.

    The Galaxy Money Market Fund further benefited during this time from additions of high-quality floating-rate corporate issues. As the yield curve flattened, we emphasized shorter-term issues in the Galaxy U.S. Treasury Fund and the Galaxy Government Fund. In late March and early April, we added cash-management bills to the Galaxy U.S. Treasury Fund due to their attractive yields.

    In the second half of the reporting period, when the yield curve flattened, we abandoned the barbelled portfolio structure and focused on issues with shorter maturities. In the Galaxy Government Fund and the Galaxy U.S. Treasury Fund we increased positions in floating-rate notes as the supply of these securities increased.

WAITING TO LOCK IN HIGHER YIELDS

    If economic growth remains moderate enough for the Fed to abandon its bias toward higher short-term rates, we may look at longer maturities again. As before, we expect to continue to purchase floating-rate issues, which also perform well in a falling interest rate environment. In the Galaxy Money Market Fund, we plan to add to positions in variable-rate taxable municipal issues, whose yields have been very attractive.

GALAXY U.S. TREASURY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF
OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FEDERAL HOME LOAN BANK                          29%
U.S. TREASURY NOTES                              6%
U.S. TREASURY BILLS                             63%
FARM CREDIT BANK, STUDENT LOAN MARKETING
ASSOCIATION & NET OTHER ASSETS AND LIABILITIES   2%

GALAXY U.S TREASURY FUND

7-DAY AVERAGE YIELD (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GALAXY U.S. TREASURY  GALAXY U.S. TREASURY  GALAXY U.S. TREASURY
              FUND - TRUST        FUND - RETAIL A          FUND - BKB
10/31/99                 4.43%                 4.28%
11/30/99                 4.63%                 4.48%
12/31/99                 4.69%                 4.54%
1/31/00                  4.91%                 4.76%
2/29/00                  5.02%                 4.87%
3/31/00                  5.25%                 5.10%
4/30/00                  5.35%                 5.20%
5/31/00                  5.43%                 5.27%
6/30/00                  5.50%                 5.35%                 5.36%
7/31/00                  5.60%                 5.44%                 5.45%
8/31/00                  5.75%                 5.59%                 5.60%
9/30/00                  5.81%                 5.65%                 5.68%
10/31/00                 5.85%                 5.68%                 5.72%

GALAXY MONEY MARKET FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS                      15%
COMMERCIAL PAPER                               64%
CERTIFICATES OF DEPOSIT                        14%
MUNICIPAL BONDS                                 6%
U.S. AGENCY OBLIGATIONS, REPURCHASE
AGREEMENTS & NET OTHER ASSETS AND LIABILITIES   1%

GALAXY MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GALAXY MONEY MARKET  GALAXY MONEY MARKET  GALAXY MONEY MARKET  GALAXY MONEY MARKET
             FUND - TRUST        FUND - RETAIL A      FUND - RETAIL B        FUND - BKB
10/31/99                4.96%                4.80%                4.00%
11/30/99                5.19%                5.03%                3.96%
12/31/99                5.31%                5.15%                4.49%
1/31/00                 5.42%                5.25%                4.54%
2/29/00                 5.47%                5.31%                4.59%
3/31/00                 5.66%                5.49%                4.78%
4/30/00                 5.71%                5.54%                4.83%
5/31/00                 6.09%                5.91%                5.20%
6/30/00                 6.21%                6.04%                5.32%                6.06%
7/31/00                 6.21%                6.03%                5.31%                6.05%
8/31/00                 6.21%                6.04%                5.31%                6.05%
9/30/00                 6.20%                6.02%                5.30%                6.06%
10/31/00                6.19%                6.02%                5.29%                6.05%

GALAXY TAX-EXEMPT MONEY MARKET FUNDS

BY KAREN ARNEIL
 PORTFOLIO MANAGER

    The movement in yields for tax-exempt money market securities over the past year, as usual, was significantly affected by changes in the balance of and demand for these issues. By using strategies that helped to maximize yield opportunities in this environment, the Galaxy Tax-Exempt Money Market Funds -- which include the Galaxy Tax-Exempt Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund -- earned total returns that compared favorably with other tax-exempt money market portfolios.

    For the twelve-month reporting period ended October 31, 2000, Trust and Retail A Shares of the Galaxy Tax-Exempt Fund had total returns of 3.46% and 3.33%, respectively. BKB Shares of the Fund earned a total return of 1.36% for the period from June 19, 2000 (date of initial issuance) through October 31, 2000. Over the same time, trust and retail shares of other tax-exempt money market funds reporting their performance to Lipper earned average total returns of 3.72% and 3.31%, respectively.

    During this period, Retail A Shares of the Galaxy Connecticut Municipal Money Market Fund had a total return of 3.21% versus 3.13% for the retail shares of other Connecticut tax-exempt money market funds tracked by Lipper. Retail A Shares of the Galaxy Massachusetts Municipal Money Market Fund had a total return of 3.31% versus 3.31% for the retail shares of other Massachusetts tax-exempt money market funds reporting their performance to Lipper.

    As of October 31, 2000, the average maturity of the Tax-Exempt Fund was 55 days, and the average maturities of the Connecticut and Massachusetts Municipal Money Market Funds were 46 days and 62 days, respectively.

STRONG DEMAND DAMPENS RISE IN TAX-EXEMPT YIELDS

    At the start of the reporting period in November 1999, the demand for short-term tax-exempt securities with daily liquidity remained strong as investors sought liquidity in the face of potential Y2K computer problems. Although a renewed focus on the strength of the economy generally pushed short-term interest rates higher, continued strength in the demand for shorter-term tax-exempt securities prevented their yields from rising as the yields for their taxable counterparts did. Further strength in demand from seasonal factors kept downward pressure on the yields for short-term tax-exempt issues through the early part of 2000.

    To prepare for the April tax season, when share liquidations often increase and demand falls, we increased liquidity in the Galaxy Tax-Exempt Money Market Funds. This allowed us to take advantage of the opportunities to add investments with higher yields that typically occur as people use their money market fund assets to pay their tax bills.

    Many of the yield opportunities we found at this time came from investments in tax-exempt notes. We continued to buy notes for the Funds over the rest of the period, as the yields for these securities remained attractive. In making these purchases, we focused on general obligation securities, due to their high credit quality.

    Throughout the period, the Funds also benefited from investments in variable-rate securities. Because the rates on these issues adjust periodically, the holdings helped enhance the Funds' yields as short-term interest rates rose.

    The end of the calendar year typically brings a decrease in the demand for short-term tax-exempt securities, which puts upward pressure on their yields. But due to increased demand come January, our standard year-end strategy is to buy investments that mature in February of the next calendar year to keep the yields for the Funds as strong as possible. We balance this by increasing liquidity at year end to meet potential redemptions.

GALAXY TAX-EXEMPT FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EAST                                 15%
PACIFIC                               7%
SOUTH                                50%
MOUNTAIN                             12%
NORTH CENTRAL                        14%
OTHER TERRITORY, CASH EQUIVALENTS &
NET OTHER ASSETS AND LIABILITIES      2%

GALAXY TAX-EXEMPT FUND

7-DAY AVERAGE YIELD (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GALAXY TAX-EXEMPT  GALAXY TAX-EXEMPT  GALAXY TAX-EXEMPT
            FUND - TRUST      FUND - RETAIL A      FUND - BKB
10/31/99              2.90%              2.76%
11/30/99              3.16%              3.02%
12/31/99              3.84%              3.71%
1/31/00               2.83%              2.69%
2/29/00               3.20%              3.07%
3/31/00               3.20%              3.07%
4/30/00               4.12%              4.01%
5/31/00               3.60%              3.47%
6/30/00               4.05%              3.92%              4.00%
7/31/00               3.72%              3.59%              3.67%
8/31/00               3.70%              3.57%              3.65%
9/30/00               4.43%              4.30%              4.38%
10/31/00              3.88%              3.75%              3.83%

PERFORMANCE AT-A-GLANCE AS OF OCTOBER 31, 2000

                                                              RETAIL A   RETAIL B    TRUST       BKB
                                                               SHARES     SHARES     SHARES     SHARES
                                                              --------   --------   --------   --------
Galaxy Money Market Fund
  7-day average yield.......................................   6.02%      5.29%      6.19%      6.05%
  30-day average yield......................................   6.00%      5.28%      6.17%      6.04%

Galaxy U.S. Treasury Fund
  7-day average yield.......................................   5.68%        N/A      5.85%      5.72%
  30-day average yield......................................   5.65%        N/A      5.82%      5.69%

Galaxy Tax-Exempt Fund
  7-day average yield.......................................   3.75%        N/A      3.88%      3.83%
  30-day average yield......................................   3.65%        N/A      3.79%      3.74%

                                MARIE SCHOFIELD BECAME MANAGER OF THE
[PHOTO OF MARIE SCHOFIELD]      GALAXY INTERMEDIATE GOVERNMENT INCOME
                                FUND IN DECEMBER OF 1996. SHE HAS
                                MANAGED FIXED-INCOME INVESTMENTS SINCE
                                1975.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

BY MARIE SCHOFIELD
 PORTFOLIO MANAGER

    As bond yields trended lower over the past year, the Galaxy Intermediate Government Income Fund benefited from a maturity structure that gave extra attention to longer-term issues, which enhanced the Fund's income and price gains. Of further help was a lighter weighting in the underperforming corporate sector.

    With these strategies, the Fund's Trust Shares had a total return of 7.29% for the 12 months ended October 31, 2000. Over the same time, the Fund's Retail A Shares had a total return of 7.01% before deducting the maximum 3.75% front-end sales charge and its Retail B Shares had a total return of 6.22% before deducting the maximum 5.00% contingent deferred sales charge. For the period June 19, 2000 (date of initial issuance) through October 31, 2000, BKB Shares of the Fund had a total return of 3.30%.

    Those total returns compare with a return of 6.29% for the average intermediate government bond fund tracked by Lipper, a total return of 6.46% for the Lehman Brothers Intermediate Government/Credit Bond Index and a total return of 7.30% for the Lehman Brothers Aggregate Bond Index. As of October 31, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.90%, its Retail A Shares had a 30-day SEC annualized yield of 5.39%, its Retail B Shares had a 30-day SEC annualized yield of 4.84%, and its BKB Shares had a 30-day SEC annualized yield of 5.79%.

INCREASED HOLDINGS IN LONG-TERM TREASURIES

    As the fiscal year began, the Fund's investments were about one-half year longer in duration than that of its benchmarks, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index. We were also using a barbell structure that gives added emphasis to both long and short maturities. This allowed the Fund to benefit from the higher yields available in long maturities, with the shorter maturities serving to stabilize Fund valuation as yields continued to rise. Because corporates had performed well in recent months, but were vulnerable to an expected economic slowdown as the Fed continued to tighten monetary policy, we took profits and increased investments in Treasuries and government agencies.

    We further increased Treasuries early in the first quarter of 2000, primarily in longer-term issues, and extended the Fund's duration to three-quarters of a year long or about 118% of the average duration of its benchmarks. This strategy significantly improved total returns as Treasuries, especially long-term Treasuries, rallied in the weeks that followed. The commencement of Treasury buybacks in the first quarter coincided with the peak in yields as investors realized the supply of long-term risk-free Treasury assets was set to decline dramatically due to growing budget surpluses. The scramble for these issues drove long yields down and resulted in the first inverted yield curve in ten years, which left short-term rates higher than long-term rates.

    The barbell structure and extended duration resulted in significant outperformance for the Fund in the first half of the year. Further helping returns was the Fund's underweighted position in corporates and triple-B issues (versus the benchmarks). As yields continued to fall in the second quarter, duration was shortened to about one-quarter year long versus the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Aggregate Bond Index or about 106% of the benchmarks. Inflation measures were under pressure this year with headline inflation increasing about 1% to 3.5% and core inflation up 0.5% to 2.5% over last year. As a result, "real yields" looked less attractive as they fell below 3%, a major consideration in our decision to shorten duration.

A SHIFT IN MATURITIES

    An increase in weightings for Treasuries and other government issues occurred due to the acquisition of investments in connection with the Boston 1784 Funds reorganization. To maintain proper diversification, we reduced the Fund's overweight in these sectors and increased the allocation to both the mortgage and corporate sectors. The Fund benefited from these additions as the corporate sector outperformed in the third quarter. The maturity structure was also shifted during this time by reducing the barbell orientation and increasing the emphasis on intermediate maturities. Here, the Fund benefited from a pick up in yield, as we moved into higher yielding securities due to the inverted yield curve. As a result, the Fund's duration was shortened further, remaining slightly long at 103% of the duration of the benchmarks.

    The unfolding economic slowdown will allow the yield curve to shift to a more normal shape with short and intermediate rates falling more than long rates. In conjunction with this expectation, we expect to move increasingly into a more bulleted structure. Depending upon the speed and magnitude of the slowdown, the Fed may be forced to remove the tightening bias and at some point ease monetary policy, possibly during the first half of the year. Until such time, we will maintain the Fund's duration slightly long to the benchmarks and concentrate exposure in the highest quality sectors.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT AND AGENCY OBLIGA-
TIONS                                  49%
CORPORATE NOTES AND BONDS              12%
ASSET-BACKED SECURITIES                 9%
MORTGAGE-BACKED SECURITIES             27%
FOREIGN BONDS, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES        3%

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LEHMAN BROTHERS   LEHMAN BROTHERS    GALAXY INTERMEDIATE    GALAXY INTERMEDIATE   GALAXY INTERMEDIATE
             AGGREGATE        GOVERNMENT/       GOVERNMENT INCOME      GOVERNMENT INCOME     GOVERNMENT INCOME
            BOND INDEX     CREDIT BOND INDEX  FUND - RETAIL A SHARES  FUND - TRUST SHARES  FUND - RETAIL B SHARES
9/1/88            $10,000            $10,000                 $10,000              $10,000
9/1/88            $10,200            $10,312                 $10,390              $10,390
9/1/89            $11,190            $11,399                 $11,451              $11,451
9/1/90            $11,896            $12,240                 $11,687              $11,687
9/1/91            $13,777            $13,933                 $13,482              $13,482
9/1/92            $15,132            $15,326                 $14,958              $14,958
9/1/93            $16,928            $16,850                 $16,014              $16,014
9/1/94            $16,307            $16,524                 $15,307              $15,310
9/1/95            $18,859            $18,596                 $17,274              $17,329
9/1/96            $19,961            $19,866                 $17,221              $18,022
9/1/97            $21,736            $21,582                 $18,483              $19,376
10/31/98          $23,766            $23,548                 $19,721              $20,732                 $10,000
10/31/99          $23,892            $23,781                 $20,046              $21,038                  $9,353
6/19/00           $25,759            $24,200                 $20,776              $21,841                  $9,756
10/31/00          $25,636            $25,317                 $21,451              $22,572                 $10,053

          GALAXY INTERMEDIATE
           GOVERNMENT INCOME
           FUND - BKB SHARES
9/1/88
9/1/88
9/1/89
9/1/90
9/1/91
9/1/92
9/1/93
9/1/94
9/1/95
9/1/96
9/1/97
10/31/98
10/31/99
6/19/00               $10,000
10/31/00              $10,330

------------------------

* Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on 11/1/98 for Retail B Shares. Since inception on 6/19/00 for BKB Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 4.00% contingent deferred sales charge (applicable to shares redeemed during the second year after purchase) as if shares were redeemed on October 31, 2000. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index are unmanaged indices in which investors cannot invest. Results for the indices do not reflect investment management fees and other expenses incurred by the Fund.

                                MARIE SCHOFIELD HAS MANAGED THE GALAXY
[PHOTO OF MARIE SCHOFIELD]      HIGH QUALITY BOND FUND SINCE MARCH OF
                                1996. SHE HAS MANAGED FIXED-INCOME
                                INVESTMENTS SINCE 1975.

GALAXY HIGH QUALITY BOND FUND

BY MARIE SCHOFIELD
 PORTFOLIO MANAGER

    At a time when investors favored government bonds and corporate issues with top credit ratings, the Galaxy High Quality Bond Fund benefited from its focus on these sectors. Adjustments in the Fund's maturity structure that made the most of changing yields further enhanced total returns and helped the Fund outperform for the 12 months ended October 31, 2000.

    The Fund's Trust Shares earned a total return of 7.27% for the 12 months ended October 31, 2000. Over the same time, the Fund's Retail A Shares had a total return of 7.04% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of 6.37% before deducting the maximum 5.00% contingent deferred sales charge. For the same reporting period, the Fund's Prime A Shares had a total return of 7.00% before deducting the maximum 4.75% front-end sales charge and its Prime B Shares had a total return of 6.41% before deducting the maximum 5.00% contingent deferred sales charge. For the period June 19, 2000 (date of initial issuance) through October 31, 2000, BKB Shares of the Fund had a total return of 3.43%.

    Over the same 12-month period, the average A-rated corporate bond fund tracked by Lipper had a total return of 5.52% for the 12-month period, and the Lehman Brothers Government/Credit Bond Index had a total return of 8.78%.

    On October 31, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 6.07%, and its Retail A Shares had a 30-day SEC annualized yield of 5.57%. On the same date, the Fund's Retail B Shares had a 30-day SEC annualized yield of 5.15%, its Prime A Shares had a 30-day SEC annualized yield of 5.72%, its Prime B Shares had a 30-day SEC annualized yield of 5.11%, and its BKB Shares had a 30-day SEC annualized yield of 6.01%.

GREATER ATTENTION TO QUALITY

    At the start of the reporting period in November 1999, the maturities of investments in the Fund's portfolio were about three-quarters of a year longer than the maturity represented by the Fund's benchmark or about 114% of benchmark duration. During that time, we employed a barbell structure, which overweights both long and short maturities at the expense of intermediate maturities. This structure performs well in a flattening yield curve environment where short rates rise more than long rates. This can occur as the Fed continues to hike short-term interest rates and tighten monetary policy in order to cool the economy. We took profits in corporates as the year closed due to our expectation that rate hikes, together with rising energy prices and labor costs, would begin to erode profit margins and lead to some deterioration in credit quality as the economy slowed. As a result, our allocation to Treasuries continued to grow in December and January, especially investments in longer-term issues, which left the Fund's duration nearly one year long to that of its benchmark, the Lehman Brothers Government/Credit Bond Index, or about 118% of benchmark duration.

    While the Fed continued to tighten monetary policy by raising the overnight Fed funds rate, long-term rates began to decline. The commencement of Treasury buybacks in the first quarter coincided with the peak in yields as investors realized the supply of long-term risk-free Treasury assets was set to decline dramatically due to growing budget surpluses. The resulting buying frenzy, in addition to extremely depressed sentiment levels, was the driving force behind the climactic move to lower yields throughout the first half of the year. This caused the yield curve to invert for the first time in ten years, leaving short-term rates higher than long-term rates.

    The barbell structure and long duration positioning resulted in significant outperformance for the Fund in the first half of the reporting period. Further helping returns was our neutral weighting in corporates and underweighting in triple-B rated issues. Risk premiums in the corporate sector widened in sympathy with equity market volatility and a possible turn in the credit cycle. This was most evident in lower quality issues where rising default ratios and downgrades sapped investor enthusiasm. The Fund's overall higher quality and liquidity orientation certainly contributed to the attractive relative performance. With the decline in yields, duration positioning was reduced in the second quarter to about one-quarter year longer than that of the benchmark or about 1065% of the benchmark. Inflation measures were under pressure this year with headline inflation up about 1% to 3.5% and core inflation up 0.5% to 2.5% over last year. As a result, "real yields" looked less attractive as they fell below 3%, a major consideration in our decision to shorten.

A CHANGE IN MATURITY STRUCTURE

    An increase in weightings for government issues and mortgages and a further shortening of the duration position occurred due to the acquisition of investments in connection with the Boston 1784 Funds reorganization. To keep the Fund properly diversified, we reduced the Fund's position in governments and increased the allocation to intermediate-term corporates and triple-A rated asset-backed issues. This proved beneficial in the third quarter, when these sectors outperformed. The Fund's maturity structure also shifted from a barbell orientation to a laddered structure with emphasis on intermediate maturities where we felt relative value was greatest. The Fund's duration was held just slightly longer than that of its benchmark. This re-positioning was a result of our expectation that the Fed tightening cycle was ending and economic growth would slow in the second half of the year. This would allow short and intermediate rates to fall (relative to long rates) and reverse some of the yield curve inversion.

    We expect to move increasingly into a more bulleted structure, as the economic slowdown takes hold and rates fall further. As the fiscal year ended, we again scaled back the Fund's corporate positions and moved into intermediate government agencies and Treasury strips. At some point, probably in the first part of next year, the Fed's monetary policy may be eased should economic growth fall below acceptable levels. Until that time, the Fund's duration will be held slightly long to the benchmark and its portfolio will be concentrated in the highest quality segments of the bond market.

GALAXY HIGH QUALITY BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MORTGAGE-BACKED SECURITIES             15%
U.S. GOVERNMENT AND AGENCY OBLIGA-
TIONS                                  42%
CORPORATE NOTES AND BONDS              29%
ASSET-BACKED SECURITIES                 9%
FOREIGN BONDS, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES        5%

GALAXY HIGH QUALITY BOND FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LEHMAN BROTHERS   GALAXY HIGH   GALAXY HIGH     GALAXY HIGH     GALAXY HIGH     GALAXY HIGH
            GOVERNMENT/    QUALITY BOND   QUALITY BOND      QUALITY         QUALITY         QUALITY      GALAXY HIGH QUALITY
            CREDIT BOND    FUND - RETAIL  FUND - TRUST    BOND FUND -     BOND FUND -     BOND FUND -        BOND FUND -
               INDEX         A SHARES        SHARES     RETAIL B SHARES  PRIME A SHARES  PRIME B SHARES      BKB SHARES
12/14/90          $10,000         $9,625       $10,000
12/14/91          $13,517        $10,590       $11,003
12/14/92          $14,939        $11,684       $12,139
12/14/93          $16,975        $13,573       $14,037
12/14/94          $16,188        $12,490       $12,859
12/14/95          $18,803        $14,797       $15,259          $10,000
12/14/96          $19,817        $15,424       $15,939          $10,114
12/14/97          $21,563        $16,691       $17,271          $10,881
10/31/98          $23,779        $18,247       $19,084          $11,940          $9,524         $10,000
10/31/99          $23,623        $17,762       $18,602          $11,362          $9,269          $9,197
6/19/00           $19,575        $18,379       $19,272          $11,809          $9,590          $9,588              $10,000
10/31/00          $25,307        $19,012       $19,955          $12,192          $9,918          $9,903              $10,343

------------------------

* Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on 11/1/98 for Retail B Shares. Since inception on 6/19/00 for BKB Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 4.00% contingent deferred sales charge (applicable to shares redeemed during the second year after purchase) as if shares were redeemed on October 31, 2000. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index are unmanaged indices in which investors cannot invest. Results for the indices do not reflect investment management fees and other expenses incurred by the Fund.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

                                                                                              10 YEARS/
AS OF OCTOBER 31, 2000                                     1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND***
----------------------                                    --------   --------   --------   ---------------
Intermediate Government Income Fund**
(Inception date 9/1/88).................................    3.03%      3.60%      4.34%         6.47%
High Quality Bond Fund
(Inception date 12/14/90)...............................    3.02%      3.43%      4.54%         6.72%

AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES*

AS OF OCTOBER 31, 2000                                        1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND
----------------------                                       --------   --------   --------   ------------
High Quality Bond Fund
  (Inception date 11/1/98).................................    1.93%      N/A        N/A         (0.41)%

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

                                                                                              10 YEARS/
AS OF OCTOBER 31, 2000                                     1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND***
----------------------                                    --------   --------   --------   ---------------
Intermediate Government Income Fund
(Inception date 9/1/88).................................    7.29%      5.22%      5.34%         6.92%
High Quality Bond Fund
(Inception date 12/14/90)...............................    7.27%      4.93%      5.51%         7.24%

------------------------

  * Return figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Return figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge.

 ** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series had the same expenses.

*** Return figures shown are average annual returns for the 10 years ended
    October 31, 2000 for the Intermediate Government Income Fund and for the period from inception through October 31, 2000 for the High Quality Bond Fund.

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**

                                  1 YEAR         1 YEAR         3 YEAR         3 YEAR      LIFE OF FUND   LIFE OF FUND
                                 RETURNS        RETURNS        RETURNS        RETURNS        RETURNS        RETURNS
                                  BEFORE         AFTER          BEFORE         AFTER          BEFORE         AFTER
                                CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                                 DEFERRED       DEFERRED       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                               SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
AS OF OCTOBER 31, 2000           DEDUCTED      DEDUCTED*       DEDUCTED      DEDUCTED*       DEDUCTED      DEDUCTED*
----------------------         ------------   ------------   ------------   ------------   ------------   ------------
Intermediate Government
Income Fund
(Inception date 11/1/98).....      6.22%          1.22%           N/A            N/A           2.14%          0.27%
High Quality Bond Fund
(Inception date 3/4/96)......      6.37%          1.37%          4.14%          3.24%          4.52%          4.34%

AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES**

                                                                                              LIFE OF FUND
                                              1 YEAR RETURN       1 YEAR      LIFE OF FUND    RETURN AFTER
                                                  BEFORE       RETURN AFTER   RETURN BEFORE    CONTINGENT
                                                CONTINGENT      CONTINGENT     CONTINGENT       DEFERRED
                                                 DEFERRED        DEFERRED       DEFERRED         SALES
                                               SALES CHARGE    SALES CHARGE   SALES CHARGE       CHARGE
AS OF OCTOBER 31, 2000                           DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*
----------------------                        --------------   ------------   -------------   ------------
High Quality Bond Fund
(Inception date 11/1/98)....................       6.41%           1.41%          1.35%          (0.49)%

AVERAGE ANNUAL TOTAL RETURNS -- BKB SHARES

                                                              LIFE OF
AS OF OCTOBER 31, 2000                                         FUND+
----------------------                                        --------
Intermediate Government Income Fund
(Inception date 6/19/00)....................................    3.30%
High Quality Bond Fund
(Inception date 6/19/00)....................................    3.43%

------------------------

  + Unannualized total returns.

  * As if shares were redeemed at end of period.

 ** Retail B Shares and Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and Prime B Shares automatically convert to Prime A Shares after eight years. The Tax-Exempt Bond Funds are managed by the Municipal Bond Portfolio Management Team of Fleet Investment Advisors, Inc.

PORTFOLIO STRATEGY REVIEW

BY DAVID THOMPSON, BRIAN MCGREEVY, SUSAN SANDERSON AND WAYNE FITZGERALD

    Over the past 12 months, the active management process used with the Galaxy Tax-Exempt Bond Funds has focused on enhancing current tax-free income for shareholders, improving liquidity, and positioning the Funds to participate fully in market rallies. To this end, the Funds have improved the coupon and call protection of their investments, taken advantage of tax-loss swapping opportunities, and improved overall income production by purchasing high-coupon, high-quality bonds with intermediate-to longer-term maturities. The Funds have also tried to improve liquidity and principal stability by emphasizing sector and geographic diversity. In doing so, we focused on essential-purpose, general obligation and revenue bonds in states with high income tax rates -- in order to ensure tradability and strong secondary market support.

MAXIMIZING MARKET CHANGES

    Consistent with the market cycle, the Funds remained conservative into the first quarter of 2000, emphasizing cash and low-volatility investments. After the market correction in April and May made municipal prices more attractive, we became more aggressive -- extending maturities by rolling out on the yield curve, in anticipation of lower yields by year end.

    In keeping with their investment objectives as intermediate-term bond funds, the Galaxy Intermediate Tax-Exempt Bond Fund, the Galaxy Connecticut Intermediate Municipal Bond Fund and the Galaxy Massachusetts Intermediate Municipal Bond Fund focused their purchases on issues with maturities of 7 to 12 years. For the longer-term funds -- including the Galaxy Tax-Exempt Bond Fund, the Galaxy New Jersey Municipal Bond Fund, the Galaxy New York Municipal Bond Fund, the Galaxy Connecticut Municipal Bond Fund, the Galaxy Massachusetts Municipal Bond Fund, the Galaxy Rhode Island Municipal Bond Fund and the Galaxy Florida Municipal Bond Fund -- we emphasized the purchase of issues with maturities of 12 to 30 years. This strategy helped to optimize current tax-free income and ensure a competitive total return.

    Consistent with the objectives of the state specific funds, we focused on buying bonds whose income was exempt from both state and federal income taxes. Limited supplies made this task somewhat more difficult in the Galaxy Connecticut Municipal Bond Fund, the Connecticut Intermediate Municipal Bond Fund, the Galaxy Rhode Island Municipal Bond Fund and the Galaxy Florida Municipal Bond Fund.

NEW OPPORTUNITIES

    Looking forward, we believe that technical and fundamental factors should support the prospects for lower bond yields in coming months, with minimal downside risk. We expect the municipal yield curve to flatten further, as longer-maturities outperform shorter-term issues. The longer end of the yield curve should be biased downward, supported by the persistent use of the federal budget surplus to buy back Treasury bonds. Short-term yields, by contrast, should remain locked at current levels, with the Fed unlikely to ease interest rates before the first quarter of 2001.

    Our investment management process will respond accordingly. We believe the Funds are well positioned to fully participate in future market rallies. If interest rates are to decline, there will need to be strong evidence of a persistent economic slowdown (particularly in consumer spending) and constrained inflationary pressures (particularly in wages and energy costs).

    The impact of the presidential elections on municipal bonds, in our view, will be minimal and will evolve over the next two to three years. With the extremely tight balance between political parties in the House and Senate, and a virtual tie in the presidential race, we do not expect major changes in either tax or spending policies that would affect municipal bonds adversely.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

    For the 12 months ended October 31, 2000, Trust Shares of the Galaxy New Jersey Municipal Bond Fund had a total return of 7.74%. Over the same time, Retail A Shares of the Fund had a total return of 7.61% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge.) The average New Jersey municipal bond fund tracked by Lipper had a total return of 7.16% for the same period and the Lehman Brothers Municipal Bond Index had a total return of 8.51%.

    On October 31, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.26%. On the same day, the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.22%. These equaled taxable yields, of 7.52% and 7.43%, respectively for shareholders in the 39.6% Federal income tax bracket who live in the State of New Jersey.

GALAXY NEW JERSEY MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH EQUIVALENTS &
NET OTHER ASSETS AND LIABILITIES   3%
OTHER TERRITORIES                  3%
NEW JERSEY                        87%
PUERTO RICO                        7%

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LEHMAN BROTHERS    GALAXY NEW JERSEY      GALAXY NEW JERSEY
             MUNICIPAL         MUNICIPAL BOND        MUNICIPAL BOND
            BOND INDEX     FUND - RETAIL A SHARES  FUND - TRUST SHARES
4/3/98            $10,000                  $9,628              $10,000
10/31/98          $10,464                 $10,043              $10,448
10/31/99          $10,279                  $9,718              $10,128
10/31/00          $11,154                 $10,458              $10,912

------------------------

* Since inception on 4/3/98. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Aggregate Bond Index is an unmanaged index in which investors cannot invest. Results for the index are calculated since 4/30/98 because the index returns are calculated at month-end only.

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

AS OF OCTOBER 31, 2000                                         1 YEAR    LIFE OF FUND
----------------------                                        --------   ------------
New Jersey Municipal Bond Fund
(Inception date 4/3/98).....................................   7.74%        3.44%

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

AS OF OCTOBER 31, 2000                                         1 YEAR    LIFE OF FUND
----------------------                                        --------   ------------
New Jersey Municipal Bond Fund
(Inception date 4/3/98).....................................   3.60%        1.75%

------------------------

* Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

                                DON JONES BECAME MANAGER OF THE GALAXY
[PHOTO OF DON JONES]            ASSET ALLOCATION FUND IN APRIL 1995.
                                HE HAS MANAGED INVESTMENT PORTFOLIOS
                                FOR FLEET INVESTMENT ADVISORS INC.,
                                AND ITS PREDECESSORS, SINCE 1977.

GALAXY ASSET ALLOCATION FUND

BY DON JONES
 PORTFOLIO MANAGER

    As economic uncertainty made stock prices more volatile in the past year, and market leadership broadened beyond the technology sector, the Galaxy Asset Allocation Fund benefited from a well-diversified portfolio of high-quality stocks and a sizable position in bonds.

    For the 12-months ended October 31, 2000, Trust Shares of the Galaxy Asset Allocation Fund earned a total return of 10.21%. For the same period, its Retail A Shares returned 9.98%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 9.20%, before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund returned to 10.15% before deducting the maximum 5.50% front-end sales charge, and Prime B Shares of the Fund returned 9.29% before deducting the maximum 5.00% contingent deferred sales charge. The total return for BKB Shares of the Fund for the period June 19, 2000 (date of initial issuance) through October 31, 2000 was 0.96%. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on pages 5 and 6 for total returns after deducting the applicable contingent deferred sales charge.)

    These total returns compare with a total return of 9.34% for the average flexible fund tracked by Lipper Analytical Services Inc. ("Lipper"). During the same time, the S&P 500 Index, which only tracks the performance of stocks, returned 6.08%.

POSITIONED FOR MARKET ROTATION

    In the final months of 1999, the Fund benefited from strong gains by holdings in the technology, retail, and oil-services sectors that helped offset disappointing performance by its drug and financial stocks. At this point, we took profits in stocks of selected industrial, office equipment, beverage, and paper firms and used the proceeds to add to technology, consumer retail, financial, and electronics holdings that we felt had better growth potential.

    As the technology sector advanced further in the first months of 2000, gains from the Fund's technology positions helped offset further disappointments from drug and financial stocks. Using cash reserves and proceeds from the sale of drug and food stocks, we continued to add selectively to technology holdings and increased investments in biotech firms. Within the financial sector, we traded stocks with less potential for new investment opportunities.

    During the second and third quarters of 2000, strong total returns from the Fund's energy stocks boosted performance. As technology stocks became more overvalued, we took profits in many positions. This strategy, plus an outperformance by the tech stocks that remained, helped the Fund weather the technology sell-off relatively well. Of further help was a reduced weighting in the lesser-performing consumer staples sector. With the profits from tech stocks and some energy and financial positions, we increased investments in stocks of biotech, electronic, telephone utility, and industrial firms.

    Throughout the year, we kept 40% of the Fund's assets in bonds. Although falling bond prices dampened Fund total returns early in the period, shareholders benefited from rising yields. Later in the period, a rise in bond prices boosted total returns. We increased positions in corporates early in the year, when their prices were particularly attractive. We later reduced corporate holdings, and gave less attention to longer-term corporates, as investors became nervous about the outlook for company earnings.

STAYING DIVERSIFIED

    As the reporting period ended, we were taking further profits in the technology, energy, and drug sectors and using the proceeds to add more biotech stocks and stocks of selected health care providers, where the Fund has been underweighted. In months to come, we plan to maintain a well-diversified mix of high-quality stocks that can benefit from further shifts in market leadership and weather additional price volatility relatively well. If stock prices weaken significantly, we may move some money from bonds into stocks to make the most of new investment opportunities that arise.

GALAXY ASSET ALLOCATION FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS                    15%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES   3%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS       20%
COMMON STOCKS                                54%
FOREIGN BONDS                                 2%
COMMERCIAL PAPER, PREFERRED STOCK &
NET OTHER ASSETS AND LIABILITIES              6%

GALAXY ASSET ALLOCATION FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P      GALAXY ASSET       GALAXY ASSET       GALAXY ASSET       GALAXY ASSET       GALAXY ASSET       GALAXY ASSET
            500    ALLOCATION FUND -  ALLOCATION FUND -  ALLOCATION FUND -  ALLOCATION FUND -  ALLOCATION FUND -  ALLOCATION FUND -
           INDEX    RETAIL A SHARES    RETAIL B SHARES     TRUST SHARES      PRIME A SHARES     PRIME B SHARES       BKB SHARES
12/30/91  $10,000             $9,625                               $10,000
12/30/92  $10,295             $9,899                               $10,285
12/30/93  $11,830            $11,124                               $11,558
12/30/94  $12,284            $10,900                               $11,335
12/30/95  $15,528            $13,452            $10,000            $14,019
12/30/96  $19,270            $15,728            $10,271            $16,429
12/30/97  $25,458            $18,911            $12,454            $19,785
12/30/98  $31,186            $21,134            $14,314            $22,115            $10,000            $10,000
12/30/99  $38,978            $23,581            $15,618            $24,736            $10,366            $10,391
6/19/00   $43,931            $25,785            $17,120            $27,088            $11,348            $11,464            $10,000
10/31/00  $41,348            $25,935            $17,173            $27,261            $10,366            $11,503            $10,016

------------------------

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for Prime A Shares and Prime B Shares. Since inception on 6/19/00 for BKB Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Prime A Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and Prime B Shares reflect the deduction of the 2.00% contingent deferred sales charge (applicable to shares redeemed during the fifth year after purchase) and the 4.00% contingent deferred sales charge (applicable to shares redeemed during the second year after purchase), respectively, as if shares were redeemed on October 31, 2000. The S&P 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

                                ED KLISIEWICZ HAS BEEN PORTFOLIO
[PHOTO OF ED KLISIEWICZ]        MANAGER OF THE GALAXY EQUITY INCOME
                                FUND SINCE ITS INCEPTION IN
                                DECEMBER OF 1990. HE HAS MANAGED
                                PORTFOLIOS FOR FLEET INVESTMENT
                                ADVISORS INC., AND ITS PREDECESSORS,
                                SINCE 1970.

GALAXY EQUITY INCOME FUND

BY ED KLISIEWICZ
 PORTFOLIO MANAGER

    With stock prices volatile and bond yields falling for much of the 12-month period ended October 31, 2000, the higher-dividend sectors, where the Galaxy Equity Income Fund concentrates its investments, performed well relative to the market as a whole. The Fund also benefited as the income from these stocks enhanced total returns. Of further help was an underweighting in technology stocks when that sector corrected, as well as a general attention to stocks with reasonable valuations. These factors combined to help the Fund outperform both its market benchmark and other funds with similar investment objectives.

    For the 12-months ended October 31, 2000, the Fund's Trust Shares had a total return of 8.94%. Over the same time, its Retail A Shares had a total return of 8.45%, before deducting the maximum 3.75% front-end sales charge and its Retail B Shares earned a total return of 7.71% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Those total returns compare to a total return of 6.94% for the average equity income fund tracked by Lipper. Over the same time the S&P 500 Index had a total return of 6.08%.

MANY INDIVIDUAL CONTRIBUTIONS

    Because the prices for many technology stocks far exceeded the earnings outlook for their firms, we began the reporting period underweighted in the sector. While this reduced the Fund's participation in the strong gains technology stocks enjoyed through the first months of the period, it helped protect the value of Fund shares when the sector later weakened. In the meantime, many individual technology holdings (such as Hewlett Packard, Intel, and Cisco Systems) added to the Fund's total returns.

    During the year, we made many adjustments to the Fund's portfolio that let us take advantage of new investment opportunities that arose from market fluctuations. At the end of 1999, we used profits from the retail and telecommunications sectors to add selected technology, banking, and insurance firms. The addition of financial stocks proved beneficial at the start of 2000 and helped offset returns from utility positions that suffered as interest rates rose. At this point, we used profits from technology issues and other holdings that had performed well to add stocks with better price potential.

    When stock prices weakened in April, the Fund benefited from overweightings in drugs and energy stocks, which earned above-average total returns, and from the outperformance by many individual holdings. As interest rates stabilized in the summer and fall, the Fund enjoyed further gains from its financial and energy holdings. This, plus positive contributions from a rebound in utility stocks and selected technology stocks, helped offset a disappointing performance by the Fund's drug positions. Throughout this time, we continued to use profits from better-performing issues to add stocks that we expected to outperform going forward.

FOCUS ON DEFENSIVE ISSUES

    Expecting growth to slow as the Fed prepares a soft landing for the economy, we have given greater attention to economically "defensive" issues with attractive yields. As a result, the Fund has significant positions in stocks of utility and consumer staples firms. In these and other areas, we continue to emphasize stocks of high-quality companies with strong earnings records and reasonable stock prices.

GALAXY EQUITY INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INDUSTRIAL                                          7%
BASIC MATERIALS                                     4%
COMMUNICATIONS                                      8%
ENERGY                                              9%
U.S. GOVERNMENT AND AGENCY OBLIGATION, REPURCHASE
AGREEMENT & NET OTHER ASSETS AND LIABILITIES       10%
CONSUMER CYCLICAL                                  10%
TECHNOLOGY                                         15%
FINANCE                                            17%
CONSUMER STAPLES                                   16%
UTILITIES                                           4%

GALAXY EQUITY INCOME FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P     GALAXY EQUITY    GALAXY EQUITY   GALAXY EQUITY
            500     INCOME FUND -    INCOME FUND -   INCOME FUND -
           INDEX   RETAIL A SHARES  RETAIL B SHARES  TRUST SHARES
12/14/90  $10,000           $9,625                         $10,000
12/14/91  $12,358          $11,127                         $11,561
12/14/92  $13,589          $12,207                         $12,683
12/14/93  $15,615          $13,654                         $14,186
12/14/94  $16,215          $14,055                         $14,615
12/14/95  $20,497          $17,179                         $17,948
12/14/96  $25,437          $20,445                         $21,475
12/14/97  $33,605          $25,204                         $26,585
12/14/98  $41,166          $29,836          $10,000        $31,526
12/14/99  $52,243          $31,988          $10,444        $34,010
12/14/00  $55,419          $34,692          $11,422        $37,049

------------------------

* Since inception on 12/14/90 for Retail A and Trust Shares. Since inception on 11/1/98 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 4.00% contingent deferred sales charge (applicable to shares redeemed during the second year after purchase) as if shares were redeemed on October 31, 2000. The S&P 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

                                EUGENE D. TAKACH, WHO HAS OVER 30
[PHOTO OF EUGENE D. TAKACH]     YEARS OF EXPERIENCE IN INVESTMENT
                                MANAGEMENT RESEARCH ANALYSIS AND
                                SECURITIES TRADING, HAS BEEN A
                                PORTFOLIO MANAGER WITH FLEET INVEST-
                                MENT ADVISORS INC., AND ITS
                                PREDECESSORS, SINCE 1971.

                                THEODORE E. OBER, WHO HAS OVER 11
[PHOTO OF THEODORE E. OBER]     YEARS OF EXPERIENCE IN INVESTMENT
                                MANAGEMENT AND RESEARCH ANALYSIS, HAS
                                BEEN A RESEARCH ANALYST, FUND MANAGER
                                AND SENIOR FUND MANAGER WITH FLEET
                                INVESTMENT ADVISORS INC., AND ITS
                                PREDECESSORS, SINCE 1987.

GALAXY GROWTH FUND II

BY GENE TAKACH AND TED OBER
 PORTFOLIO MANAGERS

    The Galaxy Growth Fund II seeks to provide capital appreciation by investing in a diversified portfolio of stocks with small-to medium-sized market capitalizations that are believed to have above-average growth potential. During the 12-month reporting period, the Fund benefited from a shift in market leadership that favored small- and mid-sized firms and from a strong emphasis on technology stocks, which outperformed in the first half of the period. These positives, combined with strong performances by many individual holdings in its portfolio, helped the Fund earn outstanding total returns that outpaced those for its market benchmark and other funds with similar investment objectives by wide margins.

    For the 12-months ended October 31, 2000, the Fund's Trust Shares earned a total return of 51.00%. For the period June 26, 2000 (date of initial issuance) through October 31, 2000, Retail A Shares of the Fund earned 8.91%, before deducting the 3.75% maximum front-end sales charge, and Retail B Shares of the Fund earned 8.76%, before deducting the 5.00% maximum contingent deferred sales charge. The total return for BKB Shares of the Fund for the 12 months ended October 31, 2000 was 50.89%. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.)

    Over the same 12-month period, the average total return for mid-cap growth funds tracked by Lipper was 37.79% and the S&P 500 Index earned a total return of 6.08%.

EARLY FOCUS ON TECHNOLOGY

    After underperforming for several years, stocks of small- and mid-sized firms outperformed for the 12-month reporting period. In the first half of the period, this was due largely to strong gains by technology firms in those market sectors. Later on, small- and mid-cap stocks benefited as investors recognized the exceptional value that the stocks offered as compared to large-cap growth stocks that had become extremely expensive versus company earnings. In addition to an overweighting in technology stocks and strong stock selection, the Fund benefited during the period from an underweighting in financial stocks, which underperformed.

    When the period began, the Fund was heavily invested in the technology area. This emphasis, plus strong performances by individual technology and biotechnology stocks (including Qlogic, Emulex, Verisign, Cree Inc., and Millennium Pharmaceutical) significantly boosted the Fund's total returns as technology stocks led market gains from November of 1999 into March of 2000. Although the large technology weighting hurt total returns when the sector retreated in the spring, the damage was reduced by profit-taking we had initiated in February.

    With the proceeds from sales of technology stocks, we increased the Fund's energy position, which outperformed in the months that followed. We also added investments in specialty retail firms at this time. When technology prices were more attractive in June of 2000, we took advantage of selected investment opportunities there. We later increased holdings in the biotech sector on market weakness and added to investments in the energy sector.

MORE VALUE IN SMALL- AND MID-SIZED FIRMS

    Although stocks of small- and mid-sized firms have not performed well in recent months, we believe that these sectors still represent strong value versus stocks of large-cap firms. The earnings growth for small- and mid-sized firms is stronger than that for larger firms, while the prices for stocks in those sectors are more attractive than prices for large-cap stocks.

    In the months ahead, we plan to remain focused on technology stocks with the best growth potential -- including stocks of storage-area networking, switching, and fiber optics firms. We also expect to emphasize the specialty retail sector, which should benefit from lower interest rates, as well as investments in biotech companies and energy firms involved in exploration.

GALAXY GROWTH FUND II

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS                       3%
CONSUMER STAPLES                          7%
REPURCHASE AGREEMENT, PREFERRED STOCK &
NET OTHER ASSETS AND LIABILITIES          8%
INDUSTRIAL                                9%
ENERGY                                   10%
COMMUNICATIONS                           11%
CONSUMER CYCLICAL                        30%
TECHNOLOGY                               22%

GALAXY GROWTH FUND II

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     RUSSELL      GALAXY           GALAXY       GALAXY GROWTH  GALAXY GROWTH
      2000        GROWTH           GROWTH         FUND II -      FUND II -
      INDEX      FUND II -        FUND II -     TRUST SHARES    BKB SHARES
              RETAIL A SHARES  RETAIL B SHARES

3/28/96   $10,000                    $10,000  $10,000
10/31/96  $10,373                    $11,328  $11,328
10/31/97  $13,416                    $13,625  $13,625
10/31/98  $11,827                    $11,405  $11,405
10/31/99  $14,397                    $16,931  $16,931
6/26/00   $16,513  $10,000  $10,000  $23,272  $23,272
10/31/00  $15,951  $10,486  $10,376  $25,566  $25,548

------------------------

* Since inception on 3/28/96 for Trust and BKB Shares. Since inception on 6/26/00 for Retail A and Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 5.00% contingent deferred sales charge (applicable to shares redeemed during the first year after purchase) as if shares were redeemed on October 31, 2000. The Russell 2000 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

                                KEITH BANKS IS CHIEF INVESTMENT OFFICER
[PHOTO OF KEITH BANKS]          OF FLEET INVESTMENT ADVISORS, INC. AND
                                CHIEF EXECUTIVE OFFICER OF FLEET ASSET
                                MANAGEMENT. PRIOR TO JOINING FLEET IN
                                2000, HE WAS MANAGING DIRECTOR AND HEAD
                                OF U.S. EQUITIES FOR J.P. MORGAN
                                INVESTMENT MANAGEMENT. DURING HIS CAREER
                                AT J.P. MORGAN, HE ALSO SERVED IN VARIOUS
                                ROLES INCLUDING EQUITY RESEARCH ANALYST,
                                PORTFOLIO MANAGER, HEAD OF U.S. EQUITY
                                RESEARCH AND GLOBAL HEAD OF RESEARCH. HE
                                BEGAN HIS INVESTMENT CAREER AS AN EQUITY
                                ANALYST AT HOME INSURANCE IN 1981. A
                                CHARTERED FINANCIAL ANALYST, MR. BANKS
                                EARNED HIS B.A. FROM RUTGERS UNIVERSITY
                                AND HIS M.B.A. FROM COLUMBIA BUSINESS
                                SCHOOL.

GALAXY INTERNATIONAL EQUITY FUND

BY KEITH BANKS, CFA, CHIEF INVESTMENT OFFICER, FLEET INVESTMENT ADVISORS INC. OECHSLE INTERNATIONAL ADVISORS, LLC SERVES AS THE SUB-ADVISOR FOR THE FUND.

    As world equity markets underperformed U.S. stocks over the 12-months ended October 31, 2000, the Galaxy International Equity Fund enjoyed strong total returns from many individual investments that helped the Fund outperform its market benchmark. However, due to sizable investments in "new economy" stocks from the technology, telecommunications, and media sectors -- which corrected sharply during the reporting period -- the Fund underperformed funds with a similar investment objective.

    During the reporting period, the Fund's Trust Shares earned a total return of (1.08)%. Over the same time, Retail A Shares of the Fund earned (1.49)%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares of the Fund earned (2.22)% before deducting the maximum 5.00% contingent deferred sales charge. During the period, the Fund's Prime A Shares earned a total return of (1.34)% before deducting the maximum 5.50% front-end sales charge, and its Prime B Shares earned a total return of (2.02)% before deducting the maximum 5.00% contingent deferred sales charge. The total return for BKB Shares of the Fund for the period June 19, 2000 (date of initial issuance) through October 31, 2000 was (12.59)%. Those total returns compare with a return of 2.69% for the average international fund tracked by Lipper, and (2.90)% for the EAFE Index.

COUNTRY WEIGHTINGS AID EARLY TOTAL RETURNS

    Weightings for individual markets generally added to total returns, particularly early in the reporting period. In the final months of 1999, the Fund benefited from overweighted positions versus its market benchmark in better-performing markets like Germany, Italy and Sweden and from underweightings in lesser-performing markets like the United Kingdom and Switzerland. These contributions enhanced the positive effect of strong stock selection in Europe and Japan, especially among telecommunications firms.

    After further boosting total returns at the start of 2000, the Fund's technology positions declined sharply in the spring. Although underweighted positions in the United Kingdom and Switzerland remained beneficial, along with an overweighted position in Germany, total returns were diminished by an overweighted position in Japan, where stocks underperformed.

    Throughout this time, we traded stocks of technology firms and other stocks that had performed well for stocks with better price potential. In choosing these investments, we focused on companies with strong potential for improving total returns without lower interest rates. This included firms that can benefit from corporate restructuring.

    These changes eventually resulted in a net underweighting in Japan, which served the Fund well as stocks there retreated in the final months of the period. Of further help were continued overweighting in Italy and the Netherlands and an underweighting in the United Kingdom, which offset disappointing total returns from an overweighted position in Germany. Fund total returns also benefited from gains by existing positions in pharmaceutical firms and new holdings in the banking sector -- as well as an overall emphasis on stocks that held up well against high short-term interest rates, rising oil prices, and a strong U.S. dollar.

A BRIGHTER OUTLOOK ABROAD

    Foreign stock prices were rallying as the reporting period ended, reflecting news that weaker economic growth in the U.S. could favor investments in faster-growing economies. We believe that global economic and profit growth could continue to ebb through the second quarter of 2001, which would allow for a gradual easing in oil prices and inflation fears worldwide. As the U.S. economy slows, there is a potential for the euro to appreciate significantly, which would enhance total returns from foreign investments.

    Given this environment, the Fund continues to focus on stocks in the pharmaceuticals and consumer non-durable sectors. As before, we are looking for healthy companies with unrecognized earnings potential, while balancing "old economy" and "new economy" stocks. For the time being, we plan to remain underweighted in stocks of Japanese firms, which generally have not fared well during global slowdowns, and overweighted in European markets, which should benefit from a stronger euro.

GALAXY INTERNATIONAL EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CANADA                             2%
LATIN AMERICA                      1%
FAR EAST                          28%
EUROPE                            44%
REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES   6%
UNITED KINGDOM                    19%

GALAXY INTERNATIONAL EQUITY FUND

GROWTH OF $10,000 INVESTMENT*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       GALAXY           GALAXY          GALAXY          GALAXY          GALAXY         GALAXY
                    INTERNATIONAL    INTERNATIONAL   INTERNATIONAL  INTERNATIONAL   INTERNATIONAL   INTERNATIONAL
           EAFE     EQUITY FUND -    EQUITY FUND -   EQUITY FUND -  EQUITY FUND -   EQUITY FUND -   EQUITY FUND -
           INDEX   RETAIL A SHARES  RETAIL B SHARES  TRUST SHARES   PRIME A SHARES  PRIME B SHARES   BKB SHARES
12/30/91  $10,000           $9,625                         $10,000
12/30/92   $8,680           $9,297                          $9,660
12/30/93  $11,970          $11,748                         $12,207
12/30/94  $13,134          $12,795                         $13,294
12/30/95  $13,125          $12,713                         $13,291
12/30/96  $14,499          $14,093                         $14,820
12/30/97  $15,212          $16,332                         $17,280
12/30/98  $17,561          $19,778          $10,000        $20,998         $10,000         $10,000
12/30/99  $20,349          $23,949          $12,341        $25,623         $12,260         $12,374
6/19/00   $22,014          $26,541          $13,771        $28,478         $13,600         $13,817        $10,000
10/31/00  $19,759          $23,346          $12,156        $25,346         $12,095         $12,215         $8,741

------------------------

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 11/1/98 for Retail B, Prime A and Prime B Shares. Since inception on 6/19/00 for BKB Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Prime A Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and Prime B Shares reflect the deduction of the 4.00% contingent deferred sales charge (applicable to shares redeemed during the second year after purchase) as if shares were redeemed on October 31, 2000. The EAFE Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

AS OF OCTOBER 31, 2000                                    1 YEAR       3 YEARS       5 YEARS       LIFE OF FUND
----------------------                                   --------      --------      --------      ------------
Asset Allocation Fund
(Inception date 12/30/91)..............................   10.21%        11.28%        14.23%          12.02%
Equity Income Fund
(Inception date 12/14/90)..............................    8.94%        11.70%        15.60%          14.18%
Growth Fund II
(Inception date 3/28/96)*..............................   51.00%        23.34%          N/A           22.67%
International Equity Fund
(Inception date 12/30/91)..............................   (1.08)%       13.62%        13.78%          11.10%

------------------------

* The Galaxy Growth Fund II commenced operations as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of the Galaxy Fund. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund and shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. The total returns shown above for Trust Shares of the Galaxy Growth Fund II for periods prior to June 26, 2000 represent the returns for the Predecessor Fund.

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

AS OF OCTOBER 31, 2000                                    1 YEAR       3 YEARS       5 YEARS       LIFE OF FUND
----------------------                                   --------      --------      --------      ------------
Asset Allocation Fund
(Inception date 12/30/91)..............................    5.86%         9.70%        13.16%          11.39%
Equity Income Fund**
(Inception date 12/14/90)..............................    4.38%         9.84%        14.22%          13.42%
Growth Fund II
(Inception date 6/26/00)...............................     N/A           N/A           N/A            4.86%+
International Equity Fund
(Inception date 12/30/91)..............................   (5.17)%       11.62%        12.31%          10.20%

AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES***

AS OF OCTOBER 31, 2000                                    1 YEAR       3 YEARS       5 YEARS       LIFE OF FUND
----------------------                                   --------      --------      --------      ------------
Asset Allocation Fund
(Inception date 11/1/98)...............................    4.10%         N/A           N/A             6.86%
International Equity Fund
(Inception date 11/1/98)...............................   (6.76)%        N/A           N/A             9.98%

------------------------

+   Unannualized total return.

* Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

** Retail A Shares of the Equity Income Fund were first issued during the fiscal year ended October 31, 1992. The returns for prior periods represent the returns for Trust Shares of the Fund. Prior to

    November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series of shares had the same expenses.

*** Return figures include the effect of the maximum 5.50% front-end sales charge.

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**

                                            1 YEAR                                                     LIFE OF FUND
                         1 YEAR RETURN   RETURN AFTER      3 YEARS        3 YEARS      LIFE OF FUND    RETURN AFTER
                            BEFORE        CONTINGENT    RETURN BEFORE   RETURN AFTER   RETURN BEFORE    CONTINGENT
                          CONTINGENT       DEFERRED      CONTINGENT      CONTINGENT     CONTINGENT       DEFERRED
                           DEFERRED         SALES         DEFERRED        DEFERRED       DEFERRED         SALES
                         SALES CHARGE       CHARGE      SALES CHARGE    SALES CHARGE   SALES CHARGE       CHARGE
AS OF OCTOBER 31, 2000     DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*
----------------------   -------------   ------------   -------------   ------------   -------------   ------------
Asset Allocation Fund
(Inception date
3/4/96)...............        9.20%          4.20%          10.35%          9.52%           12.44%        12.30%
Equity Income Fund
(Inception date
11/1/98)..............        7.71%          3.17%            N/A            N/A             8.54%         6.87%
Growth Fund II
(Inception date
6/26/00)..............         N/A            N/A             N/A            N/A             8.76%+        3.76%+
International Equity
Fund
(Inception date
11/1/98)..............       (2.22)%        (6.86)%           N/A            N/A            12.05%        10.25%
                             -----          -----           -----            ---            -----         -----

------------------------

+   Unannualized total returns.

*   As if shares were redeemed at end of period.

** Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years.

AVERAGE ANNUAL TOTAL RETURNS--PRIME B SHARES**

                            1 YEAR RETURN      1 YEAR         3 YEARS        3 YEARS      LIFE OF FUND    LIFE OF FUND
                               BEFORE       RETURN AFTER   RETURN BEFORE   RETURN AFTER   RETURN BEFORE   RETURN AFTER
                             CONTINGENT      CONTINGENT     CONTINGENT      CONTINGENT     CONTINGENT      CONTINGENT
                              DEFERRED        DEFERRED       DEFERRED        DEFERRED       DEFERRED        DEFERRED
                            SALES CHARGE    SALES CHARGE   SALES CHARGE    SALES CHARGE   SALES CHARGE    SALES CHARGE
AS OF OCTOBER 31, 2000        DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*
----------------------      -------------   ------------   -------------   ------------   -------------   ------------
Asset Allocation Fund
(Inception date
11/1/98)..................       9.29%           4.29%          N/A             N/A             9.10%          7.25%
International Equity Fund
(Inception date
11/1/98)..................      (2.02)%         (6.66)%         N/A             N/A            12.32%         10.52%

AVERAGE ANNUAL TOTAL RETURNS--BKB SHARES

AS OF OCTOBER 31, 2000                                       1 YEAR    3 YEARS    5 YEARS    LIFE OF FUND
----------------------                                      --------   --------   --------   ------------
Asset Allocation Fund (Inception date 6/19/00)............     N/A        N/A       N/A        0.96%+
Growth Fund II (Inception date 3/28/96)***................   50.89%     23.31%      N/A       22.65%
International Equity Fund (Inception date 6/19/00)........     N/A        N/A       N/A      (12.59)%+

------------------------

  + Unannualized total returns.

  * As if shares were redeemed at end of period.

 ** Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Prime B Shares automatically convert to Prime A Shares after eight years.

*** The Galaxy Growth Fund II commenced operations as a separate portfolio (the
    "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of the Galaxy Fund. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund and shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. The total returns shown above for BKB Shares of the Galaxy Growth Fund II for periods prior to June 26, 2000 represent the returns for the Predecessor Fund.

    SHARE STRUCTURE. Both Pillar and Galaxy are registered as open-end management investment companies under the 1940 Act. Currently, Pillar offers seventeen funds. Galaxy currently offers thirty-seven funds and will offer forty funds immediately after the Reorganization.

    Pillar was organized as a Massachusetts business trust on September 9, 1991 and is subject to the provisions of its Declaration of Trust and By-Laws. Galaxy was organized as a Massachusetts business trust on March 31, 1986 and is subject to the provisions of its Declaration of Trust and Code of Regulations. Pillar's Declaration of Trust authorizes the Board of Trustees to offer separate series of units of beneficial interest of Pillar and different classes of shares of each series. Pillar shares have no par value. Galaxy's Declaration of Trust authorizes the Board of Trustees to divide the beneficial interest in the Galaxy Funds into an unlimited number of full and fractional shares ($0.001 par value per share) and to classify and reclassify any unissued shares into one or more classes of shares. Each share of Pillar and Galaxy represents an equal proportionate interest in the related investment portfolio with other shares of the same class (if applicable) and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the Board of Trustees of Pillar or Galaxy, as the case may be. Shares of both Pillar and Galaxy are entitled to one vote for each full share held and fractional votes for fractional shares held.

    In accordance with Pillar's Declaration of Trust, shares are voted by individual series or class, except 1) when the 1940 Act requires a matter to be voted in the aggregate and not by individual series or class, and 2) when the Trustees have determined that a matter affects only the interests of one or more series or class, then only shareholders of such series or class may vote on the matter. There is no cumulative voting with respect to Pillar shares.

    In accordance with Galaxy's Declaration of Trust and Rule 18f-2 under the 1940 Act, all shares of Galaxy shall be voted on a fund-by-fund basis unless it is clear that the interests of each Galaxy Fund in the matter are identical (in which case holders of shares in the Galaxy Funds will vote together, in the aggregate, and not on a fund-by-fund basis) and that the matter does not affect any interests of a particular Galaxy Fund. Shares of a particular class (e.g., Class I Shares, Class III Shares, Retail A Shares, Retail B Shares or Trust Shares of a particular Galaxy Fund) will vote together in the aggregate and not by class, except that only shares of a particular class will be entitled to vote on matters pertaining to any distribution and/or shareholder servicing plan for such class. There is no cumulative voting with respect to Galaxy Fund shares.

    Additional information concerning the attributes of the shares issued by Pillar and Galaxy is included in their respective prospectuses, which are incorporated herein by reference. Information about the dividend and distribution policies of both the Pillar Funds and the Galaxy Funds can be found under "Comparison of Pillar Funds and Galaxy Funds--Shareholder Transactions and Policies" above.

    COMPARISON OF TRUST STRUCTURE. Both Pillar and Galaxy are organized as Massachusetts business trusts. Under Massachusetts law, interest holders of a Massachusetts business trust like Pillar and Galaxy, under certain circumstances, could be held personally liable for the obligations of the trust. Each of Pillar and Galaxy have provisions in its Declaration of Trust that endeavor to protect shareholders from such liability. Thus, the risk of an interest holder incurring a financial loss on account of interest holder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

          APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

    BACKGROUND. As mentioned previously, on March 1, 2001, Summit Bancorp merged with and into FleetBoston in the Holding Company Merger. The Holding Company Merger effected a change in control of Summit Bank, the investment adviser to the Pillar Funds, which in turn caused an automatic termination under the 1940 Act of the investment advisory agreements between Summit Bank and Pillar, on behalf of each Pillar Fund, and the investment sub-advisory agreement, on behalf of the Pillar International Equity Fund, between Summit Bank and Vontobel. In anticipation of the termination of the advisory agreements, the Board of Trustees of Pillar approved (i) a new investment advisory agreement, on behalf of each Pillar Fund, between Pillar and Fleet Advisors (the "New Advisory Agreement") with an amendment containing certain interim provisions (the New Advisory Agreement and the amendment together are referred to as the "Interim Advisory Agreement") and (ii) a new investment sub-advisory agreement, on behalf of the Pillar International Equity Fund only, between Fleet Advisors and Oechsle (the "New Sub-Advisory Agreement") with an amendment containing certain interim provisions (the New Sub-Advisory Agreement and the amendment together are referred to as the "Interim Sub-Advisory Agreement"). An interim advisory agreement that has not been approved by shareholders can remain in effect for no more than 150 days in accordance with provisions of the 1940 Act and, therefore, the Interim Advisory Agreement and Interim Sub-Advisory Agreement will expire on July 29, 2001.

    The Board of Trustees of Pillar also approved a new sub-advisory agreement, on behalf of the Pillar International Equity Fund only, between Fleet Advisors and Vontobel (the "Interim Vontobel Sub-Advisory Agreement") to be in effect for the period of time following the Holding Company Merger through the transition of sub-advisory responsibility to Oechsle on April 2, 2001. At the instruction of the Pillar Board of Trustees, Fleet Advisors provided notice of termination effective April 2, 2001 under the terms of the Interim Vontobel Sub-Advisory Agreement to Vontobel to facilitate the transition to Oechsle as sub-adviser to the Pillar International Equity Fund. Fleet Advisors paid Vontobel out of its own assets for services provided by Vontobel under the Interim Vontobel Sub-Advisory Agreement for the period of time that Vontobel served as sub-adviser. Accordingly, shareholders are not required to take any action regarding Vontobel or the Interim Vontobel Sub-Advisory Agreement.

    Prior to the Holding Company Merger, Summit Bank served as investment adviser to the Pillar Funds pursuant to two separate investment advisory agreements. The investment advisory agreement with respect to each Pillar Fund other than the International Equity Fund was dated April 28, 1996, was approved by shareholders of each of the Pillar Funds other than the International Equity Fund on March 1, 1996 and was last approved by the Pillar Board of Trustees on February 27, 2001 (the "Prior Advisory Agreement"). The investment advisory agreement with respect to the Pillar International Equity Fund was dated April 28, 1996, was approved by shareholders of the Pillar International Equity Fund on March 1, 1996 and was last approved by the Broad of Trustees on February 27, 2001 (the "Prior International Advisory Agreement"). Vontobel served as investment sub-adviser to the Pillar International Equity Fund pursuant to an investment sub-advisory agreement dated August 31, 1998 which was approved by shareholders of the Pillar International Equity Fund on June 22, 1998 and was last approved by the Pillar Board of Trustees on February 27, 2001 (the "Prior Sub-Advisory Agreement").

    Under the Prior Advisory Agreement and Prior International Advisory Agreement, Summit was entitled to receive fees payable monthly at the following annual rates, based on the average daily net assets of each Pillar Fund:

PILLAR FUND                                                   FEE RATE
-----------                                                   --------
U.S. Treasury Securities Money Market Fund..................   0.35%
U.S. Treasury Securities Plus Money Market Fund.............   0.15%
Prime Obligation Money Market Fund..........................   0.35%
Institutional Select Money Market Fund......................   0.10%
Tax-Exempt Money Market Fund................................   0.35%
Intermediate-Term Government Securities Fund................   0.60%
Fixed Income Fund...........................................   0.60%
New Jersey Municipal Securities Fund........................   0.60%
Pennsylvania Municipal Securities Fund......................   0.60%
Balanced Fund...............................................   0.75%
Equity Income Fund..........................................   0.75%
Equity Value Fund...........................................   0.75%
Equity Growth Fund..........................................   0.75%
Mid Cap Fund................................................   0.75%
International Equity Fund...................................   1.00%

    For the fiscal year ended December 31, 2000, Summit Bank received the following aggregate advisory fees (000s):

PILLAR FUND                                                   ADVISORY FEES
-----------                                                   -------------
U.S. Treasury Securities Money Market Fund..................     $3,049
U.S. Treasury Securities Plus Money Market Fund.............     $   33
Prime Obligation Money Market Fund..........................     $3,736
Institutional Select Money Market Fund......................     $  456
Tax-Exempt Money Market Fund................................     $  732
Intermediate-Term Government Securities Fund................     $   66
Fixed Income Fund...........................................     $  971
New Jersey Municipal Securities Fund........................     $  469
Pennsylvania Municipal Securities Fund......................     $  110
Balanced Fund...............................................     $  379
Equity Income Fund..........................................     $  639
Equity Value Fund...........................................     $2,083
Equity Growth Fund..........................................     $2,356
Mid Cap Fund................................................     $   36
International Equity Fund...................................     $  375

    Under the Prior Sub-Advisory Agreement, Vontobel was entitled to receive from Summit Bank fees, payable monthly, at the following annual rates based on the average daily net assets of the Pillar International Equity Fund: (i) 0.60% of the average daily net assets up to $50 million; plus (ii) 0.45% of the average daily net assets in excess of $50 million up to $150 million; plus
(iii) 0.30% of the average daily net assets in excess of $150 million.

    For the fiscal year ended December 31, 2000, Summit Bank paid Vontobel $249,329 in sub-advisory fees.

    The Board of Trustees of Pillar proposes that shareholders of each Pillar Fund approve the New Advisory Agreement and, with respect to the Pillar International Equity Fund, the New Sub-Advisory Agreement to replace the Interim Advisory Agreement and Interim Sub-Advisory Agreement, respectively, and to meet the requirements of the 1940 Act. Except for the effective dates, termination dates and certain fee escrow provisions, the terms and conditions of the Interim Advisory Agreement, including fee rates, are substantially similar to those of the Prior Advisory Agreement and Prior International Advisory Agreement. Except for the effective dates and termination dates, the terms and conditions of the Interim Sub-Advisory Agreement, including fee rates, are substantially similar to those of the Prior Sub-Advisory Agreement. Fleet Advisors will pay Oechsle out of its own assets for services provided by Oechsle under the Interim Sub-Advisory Agreement. Pending approval of the New Advisory Agreement, fees payable by the Pillar Funds to Fleet Advisors under the Interim Advisory Agreement are being held in escrow. If the New Advisory Agreement is approved by shareholders of a Pillar Fund, the amounts held in escrow (including interest) with respect to such Pillar Fund will be paid to Fleet Advisors. If the New Advisory Agreement is not approved by shareholders of a Pillar Fund, Fleet Advisors will be entitled to receive, with respect to such Pillar Fund, the lesser of (i) any costs incurred by Fleet Advisors in performing its duties (plus interest earned on that amount while held in escrow), or (ii) the total amount in the escrow account (plus interest). If the New Advisory Agreement and New Sub-Advisory Agreement are approved, they will remain in effect until the consummation of the Reorganization. If the New Advisory Agreement, with respect to each Pillar Fund, and/or the New Sub-Advisory Agreement, with respect to the Pillar International Equity Fund, are not approved, any fees remaining in escrow will be returned to the applicable Pillar Fund and management will consider what actions should be taken with respect to management of the assets of such Pillar Fund until new investment advisory arrangements are approved by such Pillar Fund's shareholders. Shareholders of the Pillar Equity Index Fund and Pillar High Yield Bond Fund will be asked to approve a new investment advisory agreement at a separate special meeting as described in a separate proxy statement/prospectus.

    It is important to note that shareholders of the Pillar Funds will not experience an increase in fees as a result of approval of the New Advisory Agreement and New Sub-Advisory Agreement. Advisory fees payable under the New Advisory Agreement and New Sub-Advisory Agreement are identical to those paid under the Interim Advisory Agreement and Interim Sub-Advisory Agreement, respectively, and the Prior Advisory Agreement and Prior Sub-Advisory Agreement, respectively.

    NEW ADVISORY AGREEMENT. The terms and conditions of the New Advisory Agreement, the form of which is attached as Appendix II, are substantially similar in all material respects to the Prior Advisory Agreement and are identical to the Prior International Advisory Agreement. The terms and conditions of the New Advisory Agreement are also identical to the Interim Advisory Agreement except for the effective dates, termination dates and certain fee escrow provisions. The description of the New Advisory Agreement set forth in this Proxy/Prospectus is qualified in its entirety by reference to Appendix
II. Although some of the wording of the New Advisory Agreement differs from the Prior Advisory Agreement in describing Fleet Advisors' duties and obligations, the duties and obligations of Fleet Advisors are substantially the same.

    Under the terms of the New Advisory Agreement, Fleet Advisors will continue to provide the services and receive compensation under the same terms as provided for by the Interim Advisory Agreement, the Prior Advisory Agreement and the Prior International Advisory Agreement. Subject to supervision by Pillar's Board of Trustees, Fleet Advisors manages the investment operations of the Pillar Funds and the composition of their investment portfolios, including the purchase, retention and disposition of investments for the Pillar Funds, in accordance with each Pillar Fund's investment objectives, policies and restrictions. Fleet Advisors places orders for trades of securities with brokers and dealers in accordance with policies set by Pillar's Board of Trustees, giving primary consideration to securing the most favorable price and efficient execution. Fleet Advisors may consider the financial responsibility of, and research and investment information and other services provided by, brokers or dealers in selecting them to execute transactions. Fleet Advisors may effect brokerage transactions through its affiliates if approved by Pillar's Board of Trustees and subject to rules and regulations of the SEC. The New Advisory Agreement, like the Prior International Advisory Agreement but unlike the Prior Advisory Agreement, provides for the employment of an investment sub-adviser so long as the compensation of such adviser is paid for by the Pillar Funds' investment adviser.

    For the services provided under the New Advisory Agreement, Fleet Advisors will be entitled to receive fees, payable monthly, at the identical annual rates, as provided in the Prior Advisory Agreement and Prior International Advisory Agreement discussed above.

    Fleet Advisors bears all expenses of preparing, printing and mailing reports, prospectuses, statements of additional information, and sales literature to prospective clients of the Pillar Funds to the extent such expenses are not borne by the Pillar Funds under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Fleet Advisors also bears any expenses that would exceed any expense limitations imposed on investment companies in any jurisdiction, but will not, however, bear expenses of a Pillar Fund that prevent such Pillar Fund from qualifying as a regulated investment company under the Code.

    Fleet Advisors will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission by itself or any sub-adviser in carrying out its duties under the New Advisory Agreement or any investment sub-advisory agreement, except a loss resulting from Fleet Advisors' own willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard by Fleet Advisors of its obligations under the New Advisory Agreement, except as may be provided for under provisions of applicable state law which cannot be waived or modified.

    If the Reorganization is approved, the New Advisory Agreement will terminate upon consummation of the Reorganization. If the Reorganization is not approved by shareholders of a particular Pillar Fund, the New Advisory Agreement will terminate with respect to such Pillar Fund on March 1, 2003, unless its continuance is approved at least annually (i) by the vote of a majority of Pillar's Trustees who are not interested persons of any party to the New Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by Pillar's Board of Trustees or by a vote of the outstanding voting securities of the Pillar Fund. The New Advisory Agreement, like the Prior International Advisory Agreement, may be terminated as to any Pillar Fund at any time, without payment of any penalty, by vote of a majority of Pillar's Trustees or a majority of the outstanding voting securities of a Pillar Fund on 60 days written notice to Fleet Advisors, or by Fleet Advisors at any time, without payment of any penalty, on 60 days written notice to Pillar. The Prior Advisory Agreement could be terminated as to any Pillar Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of Pillar or by vote of a majority of the outstanding voting securities of a Pillar Fund on not less than 30 days nor more than 60 days written notice to the adviser, or by the adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. The New Advisory Agreement will automatically terminate in the event of its assignment.

    NEW SUB-ADVISORY AGREEMENT. The terms and conditions of the New Sub-Advisory Agreement, the form of which is attached as Appendix III, are similar in all material respects to the Prior Sub-Advisory Agreement and are identical to the Interim Sub-Advisory Agreement except for the effective dates and termination dates. Certain similarities and differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement are discussed in this section. The description of the New Sub-Advisory Agreement set forth in this Proxy/Prospectus is qualified in its entirety by reference to Appendix II.

    Under the terms of the New Sub-Advisory Agreement, Oechsle will continue to provide the services and receive compensation under the same terms as provided for by the Interim Sub-Advisory Agreement. Subject to supervision by Pillar's Board of Trustees, Oechsle assists Fleet Advisors in providing a continuous investment program for the Pillar International Equity Fund, including research and management with respect to all securities and investments and cash equivalents in such Fund. The New Sub-Advisory Agreement expressly provides that Oechsle will (i) prepare, subject to Fleet Advisors' approval, lists of foreign countries for investment by the Pillar International Equity Fund, and
(ii) provide Fleet Advisors with foreign broker research, a quarterly review of economic and investment developments, and occasional reports on investment issues, while the Prior Sub-Advisory Agreement includes no such provisions. Similar to provisions of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Oechsle, in accordance with the Pillar International Equity Fund's investment objectives, policies and restrictions, (i) determines what securities and other investments will be purchased, retained or sold for the Pillar International Equity Fund, including the Fund's investments in futures and forward currency contracts,
(ii) manages the Fund's temporary investments in securities, (iii) places orders for investments either directly with the issuer or with brokers or dealers, and
(iv) maintains books and records with respect to securities transactions for the Fund.

    Similar to the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement requires Oechsle to use its best efforts to seek the best overall terms available in executing portfolio transactions and selecting brokers or dealers, after considering all relevant factors. In evaluating best overall terms and selecting brokers or dealers, Oechsle may consider the brokerage and research services (as defined in section 28(e) of the Securities Exchange Act of 1934) provided to the Pillar International Equity Fund and/or other accounts over which Oechsle or any affiliate exercises investment discretion. Oechsle is authorized, subject to prior approval by Pillar's Board of Trustees, to pay a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Pillar International Equity Fund which is in excess of the amount that another broker or dealer would have charged for effecting the transaction, provided Oechsle determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer. The New Sub-Advisory Agreement expressly authorizes Oechsle, to the extent permitted by law, to aggregate securities to be purchased or sold for the Pillar International Equity Fund with those to be purchased or sold for other investment companies or accounts in order to obtain best execution, while the Prior Sub-Advisory Agreement contains no such express authorization. The Prior Sub-Advisory Agreement authorized Vontobel to take into account sales of shares of Pillar in allocating purchase and sale orders to brokers or dealers if Vontobel believed that the quality of the transaction and the commission were comparable to what they would have been with other qualified firms. The New Sub-Advisory Agreement includes no such authorization. The New Sub-Advisory Agreement prohibits Oechsle from purchasing portfolio securities from or selling them to Fleet Advisors, Oechsle, Pillar's distributor or any affiliated person of any of them or of the Pillar International Equity Fund, except to the extent permitted by the SEC or by applicable law.

    For the services provided under the New Sub-Advisory Agreement, Oechsle will be entitled to receive from Fleet Advisors fees which are equal in amount to the fees that were payable to Vontobel under the Prior Sub-Advisory Agreement, as described previously. Oechsle pays all expenses in connection with its services to the Pillar International Equity Fund other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges) purchased for the Fund.

    Similar to provisions of the Prior Sub-Advisory Agreement, Oechsle will not be liable for any error of judgment or mistake of law or for any loss suffered by the Pillar International Equity Fund or Fleet Advisors except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from Oechsle's own willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard by Oechsle of its obligations and duties under the New Sub-Advisory Agreement.

    If the Reorganization is approved by shareholders of the Pillar International Equity Fund, the New Sub-Advisory Agreement will terminate upon consummation of the Reorganization. If the Reorganization is not approved by shareholders of the Pillar International Equity Fund, the New Sub-Advisory Agreement will terminate on April 2, 2003, unless its continuance is approved at least annually (i) by the vote of a majority of Pillar's Trustees who are not interested persons of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by Pillar's Board of Trustees or by a vote of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by Fleet Advisors or by vote of a majority of Pillar's Trustees or a majority of the outstanding voting securities of a Pillar Fund on 60 days written notice to Oechsle, or by Oechsle at any time, without payment of any penalty, on 60 days written notice to the Pillar International Equity Fund and Fleet Advisors. The New Sub-Advisory Agreement will automatically terminate in the event of its assignment and upon termination of any advisory agreement between Pillar and Fleet Advisors with respect to the Pillar International Equity Fund.

    PILLAR BOARD CONSIDERATION. The New Advisory Agreement and New Sub-Advisory Agreement were unanimously approved by Pillar's Board of Trustees and by a majority of those Trustees who are not "interested persons" (as that term is defined in the 1940 Act) at a meeting of the Board held on February 27, 2001. In recommending that shareholders of the Pillar Funds approve the New Advisory Agreement, and that shareholders of the Pillar International Equity Fund approve the New Sub-Advisory Agreement, the Board considered the following factors to be of greatest importance with respect to each agreement: (i) the fact that the compensation payable under the New Advisory Agreement and New Sub-Advisory Agreement will be at the same rate as the compensation payable under the Prior Advisory Agreement, Prior International Advisory Agreement and Prior Sub-Advisory Agreement, respectively; (ii) the performance record of Fleet Advisors and Oechsle; (iii) the nature and quality of services expected to be rendered by Fleet Advisors and Oechsle; (iv) the history, reputation, qualifications and background of personnel of Fleet Advisors and Oechsle and their respective financial conditions; and (v) other factors deemed relevant, including the amount of the advisory fees in comparison to the advisory fees charged by other investment advisers to similar funds. With respect to the New Sub-Advisory Agreement, the Board also considered that Fleet Advisors and Oechsle are currently parties to an investment sub-advisory agreement with respect to management of the Galaxy International Equity Fund. The Board also determined that (i) the scope and quality of services to be provided under the New Advisory Agreement and New Sub-Advisory Agreement will be at least equivalent to the scope and quality of services under the Prior Advisory Agreement and Prior Sub-Advisory Agreement, respectively, and (ii) the differences in terms and conditions between the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement are immaterial.

    INFORMATION ABOUT FLEET ADVISORS. Fleet Advisors, an indirect wholly owned subsidiary of FleetBoston, was established in 1984. Fleet Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and maintains its main office at 100 Federal Street, Boston, Massachusetts 02110. FleetBoston also maintains its main office at 100 Federal Street, Boston, Massachusetts 02110. In addition to providing investment advisory services to the Pillar Funds and the Galaxy Funds, Fleet Advisors provides investment management and advisory services to individual and institutional clients. As of December 31, 2000, Fleet Advisors managed over $99 billion in assets.

    Set forth below are the names and principal occupations of the directors and the principal executive officer of Fleet Advisors:

NAME AND ADDRESS           POSITION WITH FLEET ADVISORS              PRINCIPAL OCCUPATION
----------------        ----------------------------------  --------------------------------------
Keith T. Banks........  Director, Chief Executive Officer,  Chief Investment Officer,
                        Chief Investment Officer            FleetBoston

John E. Boehmke.......  Director, Senior Vice President     Senior Vice President, Fleet Advisors

Thomas P. Fay.........  Director, Chief Operating Officer   Chief Operating Officer,
                                                            Fleet Advisors

James A. Knauf, Jr....  Director, Senior Vice President     Senior Vice President, Fleet Advisors

Glenn T. Migliozzi....  Director, Managing Director,        Senior Vice President, Managing
                        Fixed Income                        Director, Fixed Income, Fleet Advisors

    The address of each person named in the above table is Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02110.

    Fleet Advisors serves as investment adviser to the U.S. registered investment company portfolios listed below, which have similar investment objectives to the Pillar Funds. Fleet Advisors was waiving, as of the date of this Proxy/Prospectus, some of the fees payable by certain of the portfolios listed below. These waivers are not reflected in the table. The portfolios' approximate net assets as of October 31, 2000 (December 31, 2000 with respect to the Galaxy VIP Money Market, Galaxy VIP High Quality Bond and Galaxy VIP Asset Allocation Funds) and annual advisory fees payable by the portfolio to Fleet Advisors are as follows:

                                                                                     APPROXIMATE NET ASSETS/
               PILLAR FUND                               SIMILAR FUND                   ADVISORY FEE RATE
-----------------------------------------   --------------------------------------   -----------------------
U.S. Treasury Securities Money Market       Galaxy U.S. Treasury Money Market Fund     $1,300,306,203/0.38%
Fund

U.S. Treasury Securities Plus Money         Galaxy Institutional Treasury Money        $4,829,761,618/0.20%
Market Fund                                 Market Fund

Prime Obligation Money Market Fund          Galaxy Money Market Fund                   $4,908,185,054/0.40%
                                            Galaxy VIP Money Market Fund                  $18,091,614/0.40%

Institutional Select Money Market Fund      Galaxy Institutional Money Market Fund       $511,439,866/0.20%

Tax-Exempt Money Market Fund                Galaxy Tax-Exempt Money Market Fund        $1,576,274,597/0.40%

Intermediate-Term Government                Galaxy Intermediate Government               $513,267,426/0.75%
Securities Fund                             Income Fund

Fixed Income Fund                           Galaxy High Quality Bond Fund                $605,913,399/0.75%
                                            Galaxy VIP High Quality Bond Fund             $23,107,642/0.55%

New Jersey Municipal Securities Fund        Galaxy New Jersey Municipal Bond Fund         $11,371,583/0.75%

Balanced Fund                               Galaxy Asset Allocation Fund                 $792,894,391/0.75%
                                            Galaxy VIP Asset Allocation Fund             $101,678,917/0.75%

Equity Income Fund                          Galaxy Equity Income Fund                    $298,963,495/0.75%

Mid Cap Fund                                Galaxy Growth Fund II                        $151,620,932/0.75%

International Equity Fund                   Galaxy International Equity Fund           $1,067,506,793/0.87%

    INFORMATION ABOUT OECHSLE. Oechsle is a registered investment adviser under the Advisers Act and maintains its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At
December 31, 2000, Oechsle had discretionary management authority over approximately $17.7 billion in assets. FleetBoston owns a non-voting equity interest in Oechsle.

    Set forth below are the names and principal occupations of the members and the principal executive officer of Oechsle:

NAME AND ADDRESS                   POSITION WITH OECHSLE          PRINCIPAL OCCUPATION
----------------               -----------------------------  -----------------------------
Oechsle Group, LLC...........  Member Manager                 N/A

Singleton Dewey Keesler......  Chief Investment Officer/      Portfolio Manager
                               Executive Managing Principal

L. Sean Roche................  Chief Operating Officer/       Portfolio Manager
                               Executive Managing Principal

Stephen P. Langer............  Director of                    Sales and Marketing
                               Marketing/Executive Managing
                               Principal

Warren Robbins ..............  Executive Managing Principal   Portfolio Manager
7 Clifford Street
London, U.K.

    Except as indicated, the address for each person or entity named in the above table is Oechsle International Advisors, LLC, One International Place, Boston, Massachusetts 02210.

    Oechsle serves as investment sub-adviser to the following U.S. registered investment company portfolios, which have similar investment objectives to the Pillar International Equity Fund. The portfolios' approximate net assets as of October 31, 2000 and annual advisory fees payable to Oechsle are as follows:

                                                                            APPROXIMATE NET ASSETS/
       PILLAR FUND                          SIMILAR FUND                       ADVISORY FEE RATE
-------------------------  -----------------------------------------------  -----------------------
International Equity Fund  Galaxy International Equity Fund                   $1,067,506,793/0.40%
                           AAL Variable Product International Stock
                             Portfolio                                        $   80,390,808/0.54%
                           AAL International Portfolio                        $  235,646,625/0.40%
                           Russell International Fund                         $  171,144,000/0.40%
                           Russell International Securities Fund              $  157,185,760/0.40%
                           Russell Insurance Fund                             $   43,574,798/0.40%
                           Jamestown International Equity Fund                $   73,229,702/0.50%
                           MMA Praxis International Fund                      $   65,081,217/0.50%
                           Pitcairn International Equity Fund                 $  175,061,470/0.40%
                           SEI International Equity Fund (SEI
                             International Investments Trust)                 $  259,031,978/0.30%
                           SEI International Equity Fund (SEI
                             Institutional International Fund)                $  651,296,419/0.30%
                           SEI VP International Equity Fund                   $    5,922,055/0.30%
                           TIFF International Equity Fund                     $   25,267,295/0.40%
                           TIFF Multi Asset Fund                              $   22,060,672/0.40%
                           TRAK International Equity Fund                     $  587,800,744/0.40%

    OTHER PAYMENTS TO SUMMIT BANK. Pillar pays Summit Bank a custodian fee which is calculated daily and payable monthly at an annual rate of .025% of the average daily net assets of each Pillar Fund except the Pillar International Equity Fund, and 0.17% of the Pillar International Equity Fund's average daily net assets.

    During the fiscal year ended December 31, 2000, Summit Bank received the following fees as custodian to the Pillar Funds (000s):

PILLAR FUND                                                   CUSTODIAN FEES
-----------                                                   --------------
U.S. Treasury Securities Money Market Fund..................       $218
U.S. Treasury Securities Plus Money Market Fund.............       $ 15
Prime Obligation Money Market Fund..........................       $267
Institutional Select Money Market Fund......................       $114
Tax-Exempt Money Market Fund................................       $ 52
Intermediate-Term Government Securities Fund................       $  5
Fixed Income Fund...........................................       $ 48
New Jersey Municipal Securities Fund........................       $ 25
Pennsylvania Municipal Securities Fund......................       $  7
Balanced Fund...............................................       $ 18
Equity Income Fund..........................................       $ 26
Equity Value Fund...........................................       $ 77
Equity Growth Fund..........................................       $ 87
Mid Cap Fund................................................       $  2
International Equity Fund...................................       $ 71

    The Board of Trustees of Pillar approved new custody arrangements for the Pillar Funds following the Holding Company Merger. On or about May 31, 2001, Summit Bank will no longer serve as custodian to the Pillar Funds. The Board of Trustees of Pillar approved The Chase Manhattan Bank to provide custody services to the Pillar Funds following the transition from Summit Bank. The Chase Manhattan Bank also serves as custodian of the Galaxy Funds.

    AFFILIATED BROKER COMMISSION. For the fiscal year ended December 31, 2000, the Pillar Funds paid the following amounts in brokerage commissions to SEI Investments Distribution Co., the Pillar Funds' distributor.

                                                                   % OF AGGREGATE
                                                      BROKERAGE      BROKERAGE
PILLAR FUND                                          COMMISSIONS    COMMISSIONS
-----------                                          -----------   --------------
U.S. Treasury Securities Money Market Fund.........   $275,198          100%
U.S. Treasury Securities Plus Money Market Fund....   $ 17,718          100%
Prime Obligation Money Market Fund.................   $ 32,463          100%
Institutional Select Money Market Fund.............   $ 25,957          100%

                                 VOTING MATTERS

    GENERAL INFORMATION. The Board of Trustees of Pillar is furnishing this Proxy/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Pillar and Galaxy may also solicit proxies by telephone or otherwise. In this connection, Pillar has retained
PFPC, Inc. ("PFPC") to assist in the solicitation of proxies for the Reorganization. Shareholders may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope, (2) by touch-tone voting, or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Pillar a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. As the Special Meeting date approaches, certain shareholders of each Pillar Fund may receive a telephone call from a representative of PFPC if their votes have not yet been received. Authorization to permit PFPC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Pillar Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the PFPC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to PFPC, then the PFPC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The PFPC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth on the proxy statement. PFPC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call PFPC immediately if his or her instructions are not correctly reflected in the confirmation.

    Any expenses incurred as a result of hiring PFPC or any other proxy solicitation agent will be borne by Pillar. It is anticipated that the cost associated with using a proxy solicitation agent will be approximately $150,000.

    Only shareholders of record at the close of business on April 30, 2001 will be entitled to vote at the Special Meeting. On that date, the following Pillar Shares were outstanding and entitled to be voted:

PILLAR FUND                                                   SHARES OUTSTANDING AND ENTITLED TO VOTE
-----------                                                   ---------------------------------------
MONEY MARKET FUNDS:
Pillar U.S. Treasury Securities Money Market................             1,082,946,742.980
Pillar U.S. Treasury Securities Plus Money Market Fund......                51,828,241.510
Pillar Prime Obligation Money Market Fund...................             1,231,787,586.700
Pillar Institutional Select Money Market Fund...............               611,515,530.270
Pillar Tax-Exempt Money Market Fund.........................               169,329,405.129
BOND FUNDS:
Pillar Intermediate-Term Government Securities Fund.........                 1,984,324.621
Pillar Fixed Income Fund....................................                19,731,124.584
TAX-EXEMPT FUNDS:
Pillar New Jersey Municipal Securities Fund.................                 8,571,651.077
Pillar Pennsylvania Municipal Securities Fund...............                 2,410,905.074
BALANCED FUND:
Pillar Balanced Fund........................................                 4,011,233.859
STOCK FUNDS:
Pillar Equity Income Fund...................................                 6,304,039.872
Pillar Equity Value Fund....................................                16,228,038.923
Pillar Equity Growth Fund...................................                26,879,864.716
Pillar Mid Cap Fund.........................................                   801,640.308
Pillar International Equity Fund............................                 3,010,320.165

    Each whole and fractional share of a Pillar Fund is entitled to a whole or fractional vote, as the case may be.

    If an accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting.

    SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement is being submitted for approval by the Pillar Funds' shareholders at the Special Meeting pursuant to Pillar's Declaration of Trust and Bylaws, and was unanimously approved by the Pillar Board of Trustees at a meeting held on March 9, 2001. The Reorganization Agreement must be approved by a majority of the outstanding shares of each Pillar Fund. A vote for the Reorganization Agreement includes a vote for the reorganization of the Pillar Funds; conversely, a vote against the Reorganization Agreement is a vote against the reorganization of the Pillar Funds. The Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to less than all of the Pillar Funds, the failure of a Pillar Fund to consummate the transactions contemplated by the Reorganization Agreement shall not affect the consummation or validity of the Reorganization with respect to any other Pillar Funds. With respect to the approval of the Reorganization Agreement, the term "majority of the outstanding shares" of a Pillar Fund means more than 50% of the outstanding shares of such Pillar Fund. The vote of the shareholders of the Galaxy Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

    Approval of the New Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of each Pillar Fund. Approval of the New Investment Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Pillar International Equity Fund only. The term "majority of the outstanding voting securities" means the vote of (a) 67% or more of the voting securities of a Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

    PRINCIPAL SHAREHOLDERS. As of April 30, 2001, the officers and Trustees of Pillar as a group owned or controlled less than 1% of each Pillar Fund's outstanding shares. As of April 24, 2001, the officers and Trustees of Galaxy as a group owned or controlled less than 1% of each Galaxy Fund's outstanding shares. Table V(A) shows the name, address and share ownership of each person known to Pillar to have ownership with respect to 5% or more of a class of a Pillar Fund as of April 30, 2001. Table V(B) shows the name, address and share ownership of each person known to Galaxy to have ownership with respect to 5% or more of a class of a Galaxy Fund as of April 24, 2001. The type of ownership of each entry listed on Tables V(A) and V(B) is record ownership.

                                   TABLE V(A)

                                                                     CLASS; AMOUNT
                                                                       OF SHARES      PERCENTAGE OF   PERCENTAGE OF
PILLAR FUND                              NAME AND ADDRESS                OWNED         CLASS OWNED     FUND OWNED
-----------                      --------------------------------   ---------------   -------------   -------------
Prime Obligation Money Market    Summit Asset Management            Class S;             100.00%          28.80%
Fund                             c/o Laurie Minervini               354,772,859.110
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                 Summit Bank                        Class I;              64.56%          45.58%
                                 Attn: Patricia Kyritz              561,492,007.860
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                 Summit Asset Management            Class I;              35.39%          24.99%
                                 c/o Laurie Minervini               307,774,145.500
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                 Summit Bank (401(k))               Class A;              46.61%           0.10%
                                 c/o Summit Bank                    1,913,432.810
                                 Attn: Patricia Kyritz
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                 U.S. Clearing Corp.                Class B;               5.14%           0.01%
                                 FBO 155-10646-19                   162,881.220
                                 26 Broadway
                                 New York, NY 10004-1703

                                 U.S. Clearing Corp.                Class B;               5.08%           0.01%
                                 FBO 597-07859-10                   161,010.740
                                 26 Broadway
                                 New York, NY 10004-1703

U.S. Treasury Securities Money   Summit Bank                        Class I;              77.23%          62.75%
Market Fund                      Attn: Patricia Kyritz              679,555,806.640
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                 Summit Asset Management            Class I;              22.76%          18.50%
                                 c/o Laurie Minervini               200,299,287.750
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                 Summit Asset Management            Class A;              99.20%          18.60%
                                 c/o Laurie Minervini               201,471,428.570
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                                                     CLASS; AMOUNT
                                                                       OF SHARES      PERCENTAGE OF   PERCENTAGE OF
PILLAR FUND                              NAME AND ADDRESS                OWNED         CLASS OWNED     FUND OWNED
-----------                      --------------------------------   ---------------   -------------   -------------
Tax-Exempt Money Market Fund     Summit Bank                        Class I;              98.73%          68.47%
                                 Attn: Patricia Kyritz              115,943,690.540
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Asset Management            Class A;              97.61%          29.92%
                                 c/o Laurie Minervini               50,659,383.180
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

Fixed Income Fund                Summit Bank                        Class I;              46.08%          44.08%
                                 Attn: Patricia Kyritz              8,697,461.180
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              23.59%          22.57%
                                 Attn: Patricia Kyritz              4,453,353.266
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              17.88%          17.10%
                                 Attn: Patricia Kyritz              3,374,896.420
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              10.06%           9.62%
                                 Attn: Patricia Kyritz              1,898,524.765
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank (401(k))               Class A;               9.63%           0.14%
                                 c/o Summit Bank                    27,439.585
                                 Attn: Patricia Kyritz
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                 U.S. Clearing Corp.                Class A;               6.08%           0.09%
                                 FBO 592-03835-19                   17,308.300
                                 26 Broadway
                                 New York, NY 10004-1703

                                 National Financial Services        Class A;               5.83%           0.08%
                                 Corp.                              16,593.024
                                 For Exclusive of Our Customers
                                 P.O. Box 3908 Church St. Station
                                 New York, NY 10008-3908

                                 U.S. Clearing Corp.                Class A;               5.64%           0.08%
                                 FBO 598-91119-18                   16,049.205
                                 26 Broadway
                                 New York, NY 10004-1703

                                 U.S. Clearing Corp.                Class A;               5.36%           0.08%
                                 FBO 236-15617-11                   15,275.902
                                 26 Broadway
                                 New York, NY 10004-1703

                                                                     CLASS; AMOUNT
                                                                       OF SHARES      PERCENTAGE OF   PERCENTAGE OF
PILLAR FUND                              NAME AND ADDRESS                OWNED         CLASS OWNED     FUND OWNED
-----------                      --------------------------------   ---------------   -------------   -------------
                                 U.S. Clearing Corp.                Class B;               5.58%           0.17%
                                 FBO 593-00050-11                   33,912.380
                                 26 Broadway
                                 New York, NY 10004-1703

New Jersey Municipal Securities  Summit Bank                        Class I;              52.53%          47.78%
Fund                             Attn: Patricia Kyritz              4,095,712.265
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              35.39%          32.19%
                                 Attn: Patricia Kyritz              2,759,180.733
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              10.23%           9.31%
                                 Attn: Patricia Kyritz              798,058.242
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

Intermediate-Term Government     Summit Bank                        Class I;              48.58%          46.59%
Securities Fund                  Attn: Patricia Kyritz              924,493.588
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              33.94%          32.55%
                                 Attn: Patricia Kyritz              645,853.358
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              15.89%          15.24%
                                 Attn: Patricia Kyritz              302,465.710
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank (401(k))               Class A;              15.73%           0.61%
                                 c/o Summit Bank                    12,016.395
                                 Attn: Patricia Kyritz
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0547

                                 Elsie K. Giordano                  Class A;              13.21%           0.51%
                                 495 Main Street, Bldg. 13          10,089.719
                                 Apt. #B-1
                                 Orange, NJ 07050-1538

                                 SEI Private Trust Co. Cust. FBO    Class A;               8.58%           0.33%
                                 George F. Fescko IRA               6,551.246
                                 346 Willow Grove St.
                                 Hackettstown, NJ 07840-1854

                                 Sherry E. Grosky                   Class A;               8.44%           0.32%
                                 710 Falcon St.                     6,445.510
                                 Bridgewater, NJ 08807-1624

                                 SEI Private Trust Co. Cust. FBO    Class A;               7.67%           0.30%
                                 George Schmid                      5,854.564
                                 1 Clocktower Pl., Apt. 522
                                 Nashua, NH 03060-3379

                                                                     CLASS; AMOUNT
                                                                       OF SHARES      PERCENTAGE OF   PERCENTAGE OF
PILLAR FUND                              NAME AND ADDRESS                OWNED         CLASS OWNED     FUND OWNED
-----------                      --------------------------------   ---------------   -------------   -------------
Equity Value Fund                Summit Bank                        Class I;              47.55%          41.19%
                                 Attn: Patricia Kyritz              6,684,848.470
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              25.05%          21.70%
                                 Attn: Patricia Kyritz              3,521,584.948
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              23.33%          20.21%
                                 Attn: Patricia Kyritz              3,280,351.652
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank (401(k))               Class A;               8.04%           0.48%
                                 c/o Summit Bank                    78,690.404
                                 Attn: Patricia Kyritz
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0547

Equity Income Fund               Summit Bank                        Class I;              73.96%          52.62%
                                 Attn: Patricia Kyritz              3,317,206.489
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              22.21%          15.80%
                                 Attn: Patricia Kyritz              996,138.840
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class A;              14.81%           1.88%
                                 Attn: Patricia Kyritz              118,699.836
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

Mid Cap Fund                     Summit Bank                        Class I;              54.64%          54.64%
                                 Attn: Patricia Kyritz              437,984.304
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              40.37%          40.37%
                                 Attn: Patricia Kyritz              323,656.163
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

Balanced Fund                    Summit Bank                        Class I;              74.25%          27.76%
                                 Attn: Patricia Kyritz              1,113,346.103
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              15.89%           5.94%
                                 Attn: Patricia Kyritz              238,299.111
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;               8.49%           3.17%
                                 Attn: Patricia Kyritz              127,332.316
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                                                     CLASS; AMOUNT
                                                                       OF SHARES      PERCENTAGE OF   PERCENTAGE OF
PILLAR FUND                              NAME AND ADDRESS                OWNED         CLASS OWNED     FUND OWNED
-----------                      --------------------------------   ---------------   -------------   -------------
                                 Summit Bank                        Class A;              14.20%           1.97%
                                 Attn: Patricia Kyritz              78,943.690
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

Pennsylvania Municipal           Summit Bank                        Class I;              58.42%          57.78%
Securities Fund                  Attn: Patricia Kyritz              1,392,905.664
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              33.54%          33.17%
                                 Attn: Patricia Kyritz              799,766.267
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Northeast Pennsylvania Trust Co.   Class I;               7.55%           7.47%
                                 31 W. Broad St.                    180,059.539
                                 Hazleton, PA 18201-6407

                                 Margaret A. Wernett                Class A;              44.39%           0.49%
                                 16 1/2 3rd Avenue                  11,921.356
                                 Lehighton, PA 18235-2645

                                 James Dalsasso & Barbara J.        Class A;              10.39%           0.12%
                                 Dalsasso JTTEN                     2,790.768
                                 1934 Windsor Road
                                 Bethlehem, PA 18017-3357

                                 D. Lorraine Warner                 Class A;               9.11%           0.10%
                                 14 Shagbark Ct. W.                 2,445.905
                                 Harleysville, PA 19438-2948

                                 Donaldson Lufkin Jenrette          Class A;               8.33%           0.10%
                                 Securities Corporation Inc.        2,236.747
                                 P.O. Box 2052
                                 Jersey City, NJ 07303-2052

                                 U.S. Clearing Corp.                Class A;               8.29%           0.10%
                                 FBO 137-05520-18                   2,226.702
                                 26 Broadway
                                 New York, NY 10004-1703

                                 U.S. Clearing Corp.                Class A;               6.29%           0.10%
                                 FBO 596-11074-13                   1,690.295
                                 26 Broadway
                                 New York, NY 10004-1703

U.S. Treasury Securities Plus    Allure Home Creation Co. Inc.      Shares;               12.76%          12.76%
Money Market Fund                Mr. Stanley Ho                     6,631,041.480
                                 85 Fulton St.
                                 Boonton, NJ 07005-1912

                                 EHMC Foundation                    Shares;                8.41%           8.41%
                                 Special Purpose Fund               4,371,632.580
                                 350 Engle St.
                                 Englewood, NJ 07631-1808

International Equity Fund        Summit Bank                        Class I;              60.15%          53.68%
                                 Attn: Patricia Kyritz              1,616,030.116
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                                                     CLASS; AMOUNT
                                                                       OF SHARES      PERCENTAGE OF   PERCENTAGE OF
PILLAR FUND                              NAME AND ADDRESS                OWNED         CLASS OWNED     FUND OWNED
-----------                      --------------------------------   ---------------   -------------   -------------
                                 Summit Bank                        Class I;              29.65%          26.46%
                                 Attn: Patricia Kyritz              796,481.822
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;               8.59%           7.67%
                                 Attn: Patricia Kyritz              230,878.851
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 U.S. Clearing Corp.                Class A;              18.53%           0.39%
                                 FBO 592-03835-19                   11,651.173
                                 26 Broadway
                                 New York, NY 10004-1703

                                 Summit Bank (401(k))               Class A;               6.16%           0.13%
                                 c/o Summit Bank                    3,875.406
                                 Attn: Patricia Kyritz
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

Equity Growth Fund               Summit Bank                        Class I;              75.61%          63.15%
                                 Attn: Patricia Kyritz              16,975,413.871
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank                        Class I;              21.78%          18.19%
                                 Attn: Patricia Kyritz              4,888,975.954
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Bank (401(k))               Class A;              11.27%           0.29%
                                 c/o Summit Bank                    78,493.593
                                 Attn: Patricia Kyritz
                                 P.O. Box 821
                                 Hackensack, NJ 07602-0821

                                 U.S. Clearing Corp.                Class A;               6.40%           0.16%
                                 FBO 236-91311-11                   44,594.727
                                 26 Broadway
                                 New York, NY 10004-1703

                                 U.S. Clearing Corp.                Class A;               5.02%           0.13%
                                 FBO 236-92984-15                   34,968.005
                                 26 Broadway
                                 New York, NY 10004-1703

Institutional Select Money       Summit Bank                        Shares                68.32%          68.32%
Market Fund                      Attn: Patricia Kyritz              417,760,073.730
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

                                 Summit Asset Management            Shares                25.06%          25.06%
                                 Attn: Laurie Minervini             153,243,320.240
                                 P.O. Box 821
                                 Hacknsack, NJ 07602-0821

                                                                     CLASS; AMOUNT
                                                                       OF SHARES      PERCENTAGE OF   PERCENTAGE OF
PILLAR FUND                              NAME AND ADDRESS                OWNED         CLASS OWNED     FUND OWNED
-----------                      --------------------------------   ---------------   -------------   -------------
                                 Summit Bank                        Shares                 6.62%           6.62%
                                 Attn: Patricia Kyritz              40,512,136.300
                                 P.O. Box 547
                                 Hackensack, NJ 07602-0547

    The percentage of Shell Galaxy Funds that would be owned by the shareholders named above upon consummation of the Reorganization based on their holdings shown above is expected to be substantially the same. The percentages of the Existing Galaxy Funds that would be owned by the shareholders named above upon the consummation of the Reorganization based on the holdings shown above is expected to decline.

                                   TABLE V(B)

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
Treasury Money Market Fund    U.S. Clearing, a Division of   Retail A;               12.26%           5.19%
                              Fleet Securities Inc.          79,951,450.750
                              26 Broadway
                              New York, NY 10004-1703

                              Michael R. Bloomberg           Retail A;               12.12%           5.13%
                              c/o Geller & Company           79,059,315.060
                              800 Third Avenue
                              Floor 19
                              New York, NY 10022

                              Fleet National Bank            Trust;                  95.72%          42.78%
                              P.O. Box 92800                 659,587,497.630
                              Rochester, NY 14692-8900

Institutional Treasury Money  Fleet National Bank            Class I;                19.32%          19.32%
Market Fund                   P.O. Box 92800                 838,863,032.668
                              Rochester, NY 14692-8900

                              Bob & Co.                      Class I;                 8.38%           8.38%
                              Treasury Attn: A.J. Ferullo    363,911,561.160
                              Mailstop: MADE10013E
                              100 Federal Street #01-13-07
                              Boston, MA 02110-1802

                              Fleet Bank Omnibus             Class I;                60.32%          60.32%
                              Steven P. Suchecki             2,619,483,870.520
                              20 Church Street
                              Hartford, CT 06103

                              FIM Funding, Inc.              Class II;              100.00%           0.00%
                              Attn: Richard Joseph           2,008.560
                              150 Federal Street,
                              4th Floor
                              Boston, MA 02110

                              FIM Funding, Inc.              Class III;             100.00%           0.00%
                              Attn: Richard Joseph           2,007.680
                              150 Federal Street,
                              4th Floor
                              Boston, MA 02110

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
Money Market Fund             James H. Furneaux              BKB;                     5.57%           0.11%
                              Carols S. Furneaux JTTEN       6,283,823.280
                              810 Concord Road
                              Carlisle, MA 01741-1523

                              Mellon Bank (DE) NA            BKB;                     5.58%           0.11%
                              Enhanced Cash Fund             6,296,246.300
                              Wilshire Enhanced Index Trust
                              135 Santilli Hwy.
                              Everett, MA 02149-1906

                              Fleet National Bank            Trust;                  99.71%          38.45%
                              P.O. Box 92800                 2,122,908,273.770
                              Rochester, NY 14692-8900

Institutional Money Market    Fleet National Bank            Class I;                24.51%          24.51%
Fund                          P.O. Box 92800                 142,138,838.200
                              Rochester, NY 14692-8900

                              U.S. Clearing, a Division of   Class I;                22.63%          22.63%
                              Fleet Securities Inc.          131,274,418.590
                              26 Broadway
                              New York, NY 10004-1703

                              Bob & Co.                      Class I;                32.18%          32.18%
                              Treasury Attn: A.J. Ferullo    186,661,468.860
                              Mailstop: MADE10013E
                              100 Federal Street #01-13-07
                              Boston, MA 02110-1802

                              FIM Funding, Inc.              Class II;              100.00%         100.00%
                              Attn: Richard Joseph           2,008.030
                              150 Federal Street,
                              4th Floor
                              Boston, MA 02110

                              FIM Funding, Inc.              Class III;             100.00%           0.00%
                              Attn: Richard Joseph           2,007.340
                              150 Federal Street,
                              4th Floor
                              Boston, MA 02110

Tax-Exempt Money Market Fund  Fleet National Bank            Trust;                 100.00%          82.79%
                              P.O. Box 92800                 1,244,077,217.380
                              Rochester, NY 14692-8900

                              Robert G. Barrett              Retail A;                8.44%           1.08%
                              1000 Green Street, Suite 404   16,293,614.970
                              San Francisco, CA 94133

                              Bob & Co.                      BKB;                     6.02%           0.26%
                              Treasury Attn: A.J. Ferullo    3,948,310.560
                              Mailstop: MADE10013E
                              100 Federal Street #01-13-07
                              Boston, MA 02110-1802

                              Gilbert L. Wade                BKB;                     6.53%           0.28%
                              143 Avenue B, Apt. 6A          4,281,956.000
                              New York, NY 10009-5026

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
High Quality Bond Fund        Gales & Co.                    Trust;                  32.88%          30.41%
                              Fleet Investment Services      18,434,048.654
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  18.70%          17.30%
                              Fleet Investment Services      10,487,721.528
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  47.42%          43.87%
                              Fleet Investment Services      26,588,874.294
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              U.S. Clearing, a Division of   Prime A;                19.31%           0.00%
                              Fleet Securities Inc.          641.710
                              FBO 103-30971-12
                              Doris G. Schack
                              FBO -- Doris G. Schack Living
                              Trust
                              9161 East Evans
                              Scottsdale, AZ 85260-7575

                              U.S. Clearing, a Division of   Prime A;                54.59%           0.00%
                              Fleet Securities Inc.          1,814.297
                              FBO 132-90090-11
                              Virginia Holmes
                              303 Bella Vista Drive
                              Ithaca, NY 14850-5774

                              U.S. Clearing, a Division of   Prime A;                 9.00%           0.00%
                              Fleet Securities Inc.          299.261
                              FBO 013-02964-11
                              Jane L. Grayhurst
                              770 Boylston St., Apt. 10G
                              Boston, MA 02199-7709

                              U.S. Clearing, a Division of   Prime A;                16.95%           0.00%
                              Fleet Securities Inc.          563.503
                              FBO 132-90090-11
                              Virginia Holmes
                              303 Bella Vista Drive
                              Ithaca, NY 14850-5774

                              U.S. Clearing, a Division of   Prime B;                33.16%           0.01%
                              Fleet Securities Inc.          7,958.318
                              FBO 200-70099-19
                              Neil C. Feldman
                              11 Cottage Lane
                              Marlboro, NJ 07746-2124

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
                              U.S. Clearing, a Division of   Prime B;                13.38%           0.01%
                              Fleet Securities Inc.          3,210.492
                              FBO 119-97697-10
                              Ira Zornberg
                              4219 Nautilus Avenue
                              Brooklyn, NY 11224-1019

                              U.S. Clearing, a Division of   Prime B;                12.59%           0.00%
                              Fleet Securities Inc.          3,021.629
                              FBO 147-24459-13
                              Jay Robert Klein
                              26800 Amhearst Circle #209
                              Cleveland, OH 44122-7572

                              U.S. Clearing, a Division of   Prime B;                14.41%           0.01%
                              Fleet Securities Inc.          3,458.107
                              FBO 230-02116-18
                              Marjorie Dion
                              301 Raimond Street
                              Yaphank, NY 11980-9725

                              U.S. Clearing, a Division of   Prime B;                 8.53%           0.00%
                              Fleet Securities Inc.          2,048,166
                              FBO 157-98031-13
                              Patricia Fusco
                              112 E. Chapel Avenue
                              Cherry Hill, NJ 08034-1204

                              U.S. Clearing, a Division of   Prime B;                 6.32%           0.00%
                              Fleet Securities Inc.          1,516.857
                              FBO 238-97175-19
                              Marie Gottfried
                              10208 Andover Coach Circle
                              H-2
                              Lake Worth, FL 33467-8158

Intermediate Government       Gales & Co.                    Trust;                  62.63%          55.11%
Income Fund                   Fleet Investment Services      27,838,892.233
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  22.03%          19.39%
                              Fleet Investment Services      9,793,081.943
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  14.16%          12.46%
                              Fleet Investment Services      6,295,522.184
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
                              Fleet Bank NA                  Retail B;                 7.7%           0.04%
                              Cust. of the Rollover IRA      18,741.224
                              FBO Joel J. Corriveau Sr.
                              28 Louise Ave.
                              Methuen, MA 02110-1745

                              Boott Mills                    BKB;                     8.41%           0.20%
                              c/o Richard D. Leggat          99,784.774
                              25th Floor
                              150 Federal Street
                              Boston, MA 02110-1745

                              Pipe Fitters Local 537         BKB;                     9.12%           0.21%
                              Health & Welfare Fund          108,097.314
                              35 Travis Street #1
                              Allston, MA 02134-1251

New Jersey Municipal Bond     Gales & Co.                    Trust;                  50.94%          39.69%
Fund                          Fleet Investment Services      539,151.904
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  48.51%          37.80%
                              Fleet Investment Services      513,397.477
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              John W. Maki & Kimbely         Retail A;                9.84%           2.17%
                              McGrath Maki                   29,510.945
                              JYWROS
                              1 Connet Lane
                              Mendha, NJ 07945-2938

                              U.S. Clearing, a Division of   Retail A;               50.26%          11.09%
                              Fleet Securities Inc.          150,676.976
                              FBO 979-10688-11
                              John J. Delucca
                              314 Ardmore Road
                              Ho Ho Kus, NJ 07423-1110

                              U.S. Clearing, a Division of   Retail A;               33.58%           7.41%
                              Fleet Securities Inc.          100,648.062
                              FBO 979-14430-14
                              John R. Wright & Maria N.
                              Wright JTTEN
                              118 Woodland Road
                              Montvale, NJ 07645

                              FIM Funding, Inc.              Retail B;              100.00%           0.01%
                              Attn: Richard Joseph           196.971
                              150 Federal Street,
                              4th Floor
                              Boston, MA 02110

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
Asset Allocation Fund         Gales & Co.                    Trust;                  91.99%          33.97%
                              Fleet Investment Services      14,316,936.119
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                   6.63%           2.45%
                              Fleet Investment Services      1,032,158.183
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              U.S. Clearing, a Division of   Prime A;                 7.79%           0.00%
                              Fleet Securities Inc.          395.113
                              FBO 155-98529-16
                              Frederick B. Galt
                              144 Jay Street
                              Albany, NY 1221-1806

                              U.S. Clearing, a Division of   Prime A;                32.83%           0.00%
                              Fleet Securities Inc.          1,665.345
                              FBO 175-97327-10
                              Margaret Ann Gillenwater
                              2425 E. Prince Road #23
                              Tucson, AZ 85716-1146

                              U.S. Clearing, a Division of   Prime A;                22.39%           0.00%
                              Fleet Securities Inc.          1,135.824
                              FBO 194-97099-17
                              James K. Winter
                              2523 Greenridge Drive
                              Belden, MS 08826-9530

                              U.S. Clearing, a Division of   Prime A;                 5.60%           0.00%
                              Fleet Securities Inc.          284.092
                              FBO 108-98907-17
                              Linda Lecessi-Karp
                              141 Norwood Ave.
                              Malverne, NY 11565-1422

                              U.S. Clearing, a Division of   Prime A;                 6.66%           0.00%
                              Fleet Securities Inc.          337.563
                              FBO 108-99197-14
                              Michael Karp
                              141 Norwood Ave.
                              Malverne, NY 11565-1422

                              U.S. Clearing, a Division of   Prime A;                 8.38%           0.00%
                              Fleet Securities Inc.          425.226
                              FBO 170-02634-19
                              Albert Roselli & Arlene
                              Roselli JTTEN
                              57 Deerpath Lane
                              Westfield, MA 01085

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
                              U.S. Clearing, a Division of   Prime A;                 8.38%           0.00%
                              Fleet Securities Inc.          425.226
                              FBO 170-02647-14
                              Frederick J. Roselli & Carol
                              A. Roselli JTTEN
                              585 North Westfield Street
                              Feeding Hills, MA 01030-1217

                              U.S. Clearing, a Division of   Prime B;                10.94%           0.01%
                              Fleet Securities, Inc.         3,207.055
                              FBO 138-97818-14
                              Carol Y. Foster
                              524 Marie Avenue
                              Blountstown, FL 32424-1218

                              U.S. Clearing, a Division of   Prime B;                10.44%           0.01%
                              Fleet Securities, Inc.         3,060.470
                              FBO 102-92974-11
                              Ann E. Herzog
                              74 Tacoma Street
                              Staten Island, NY 10304-4222

                              U.S. Clearing, a Division of   Prime B;                 6.95%           0.00%
                              Fleet Securities, Inc.         2,038.604
                              FBO 166-98559-16
                              Ann P. Sargent
                              422 Los Encinos Avenue
                              San Jose, CA 95134-1336

                              U.S. Clearing, a Division of   Prime B;                 6.75%           0.00%
                              Fleet Securities, Inc.         1,979.607
                              FBO 166-97970-19
                              Alicia E. Schober
                              10139 Ridgeway Drive
                              Cupertino, CA 95014-2658

                              U.S. Clearing, a Division of   Prime B;                 6.20%           0.00%
                              Fleet Securities, Inc.         1,816.899
                              FBO 181-01324013
                              Paul R. Thornton & Karin Z.
                              Thornton JT TEN
                              1207 Oak Glen Lane
                              Sugar Land, TX 77479-6175

                              U.S. Clearing, a Division of   Prime B;                 5.15%           0.00%
                              Fleet Securities, Inc.         1,509.226
                              FBO 013-00189-14
                              David Paquin & Susan Paquin
                              JT TEN
                              Attn: Paul D. Nunes VP
                              100 Westminster St. RI/MO/
                              F02G
                              Providence, RI 02903-2318

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
Equity Income Fund            Gales & Co.                    Trust;                  52.32%          18.22%
                              Fleet Investment Services      3,306,236.35
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  36.27%          12.63%
                              Fleet Investment Services      2,292,207.605
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  11.12%           3.87%
                              Fleet Investment Services      702,965.194
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

Growth Fund II                Gales & Co.                    Trust;                  18.46%          11.21%
                              Fleet Investment Services      1,275,786.210
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  11.68%           7.10%
                              Fleet Investment Services      807,567.613
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  69.47%          42.20%
                              Fleet Investment Services      4,801,991.788
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              U.S. Clearing, a Division of   Retail A;                8.62%           0.19%
                              Fleet Securities, Inc.         21,867.523
                              FBO 245-94671-10
                              Elliot Entner
                              16 Paul Revere Road
                              Sharon, MA 02067-2213

                              U.S. Clearing, a Division of   Retail A;               15.26%           0.34%
                              Fleet Securities, Inc.         38,704.816
                              FBO 245-00759-12
                              Kie Y. Ahn & Bok S. Ahn JT
                              WROS
                              639 Quaker Street
                              Chappaqua, NY 10514-1507

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
International Equity Fund     Gales & Co.                    Trust;                  30.52%          26.76%
                              Fleet Investment Services      14,699,881.351
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  27.46%          24.08%
                              Fleet Investment Services      13,226,817.672
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                    Trust;                  37.78%          33.13%
                              Fleet Investment Services      18,196,803.700
                              Mutual Funds Unit --
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Charles Schwab & Co., Inc.     Retail A;               10.15%           1.01%
                              Special Custody Acct. for      554,886.265
                              Exclusive of Customers
                              Attn: Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA 94104-4122

                              U.S. Clearing, a Division of   Prime A;                80.62%           0.00%
                              Fleet Securities, Inc.         681.590
                              FBO 125-98055-11
                              Albert F. Twanmo
                              6508 81st St.
                              Cabin John, MD 20818-1203

                              U.S. Clearing, a Division of   Prime A;                14.83%           0.00%
                              Fleet Securities, Inc.         125.343
                              FBO 136-00157-13
                              Jon-Paul Dadaian
                              178 Clarken Drive
                              West Orange, NJ 07052-3441

                              U.S. Clearing, a Division of   Prime B;                71.85%           0.03%
                              Fleet Securities, Inc.         18,116.180
                              FBO 102-59241-17
                              Church & Friary of St.
                              Francis of Assisi
                              c/o Fr. Peter Brophy OFM
                              135 West 31st St.
                              New York, NY 10001-3405

                              U.S. Clearing, a Division of   Prime B;                 5.64%           0.00%
                              Fleet Securities, Inc.         1,421.553
                              FBO 244-90026-13
                              Guido Guinasso
                              418 College Avenue
                              San Francisco, CA 94112-1114

                                                               CLASS; AMOUNT
                                                                 OF SHARES       PERCENTAGE OF   PERCENTAGE OF
GALAXY FUND                         NAME AND ADDRESS               OWNED          CLASS OWNED     FUND OWNED
-----------                   -----------------------------  -----------------   -------------   -------------
                              National Financial Services    BKB;                     5.74%           0.08%
                              Corp.                          45,134.705
                              For the Exclusive Benefit of
                              Customers
                              P.O. Box 3908
                              Church Street Station
                              New York, NY 10008-3908

    The Shell Galaxy Funds had not commenced investment operations as of April 24, 2001 and, accordingly, no person owned 5% or more of any such Fund.

    The percentages of the Existing Galaxy Funds and their respective share classes that would be owned by the shareholders named above upon consummation of the Reorganization based on their holdings shown above is expected to decline.

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

    Galaxy and Pillar have been advised by Fleet National Bank that, with respect to the shares of each Pillar Fund over which Fleet National Bank and its affiliates have voting power, such shares may be voted by Fleet National Bank itself in its capacity as fiduciary. Fleet National Bank will engage an independent third party to evaluate the Reorganization proposal and make a recommendation as to how to vote the shares.

    QUORUM. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization Agreement are not received by one or more of the Pillar Funds, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). A shareholder vote may be taken with respect to one or more Pillar Funds (but not the other Pillar Funds) on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to such Pillar Funds.

    A quorum is constituted with respect to a Pillar Fund by the presence in person or by proxy of the holders of a majority of the shares of the Pillar Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions.

    ANNUAL MEETINGS AND SHAREHOLDER MEETINGS. Neither Pillar nor Galaxy presently intends to hold annual meetings of shareholders for the election of trustees and other business unless otherwise required by the 1940 Act. Under certain circumstances, however, holders of at least 10% of the outstanding shares of either Pillar or Galaxy have the right to call a meeting of shareholders.

                      ADDITIONAL INFORMATION ABOUT GALAXY

    Additional information about the Galaxy Funds is included in their prospectuses and statements of additional information dated February 28, 2001, as supplemented through the date hereof, copies of which, to the extent not included herewith, may be obtained without charge by writing or calling Galaxy at the address and telephone number set forth on the first page of this Proxy/Prospectus. Galaxy is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by Galaxy can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of Galaxy listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

    Information included in this Proxy/Prospectus concerning Galaxy was provided by Galaxy.

                      ADDITIONAL INFORMATION ABOUT PILLAR

    Additional information about the Pillar Funds is included in their prospectuses and statement of additional information, dated April 30, 2001, as supplemented through the date hereof, copies of which have been filed with the SEC. Copies of these prospectuses and the related statement of additional information may be obtained without charge by writing or calling Pillar at the address and telephone number set forth on the first page of this Proxy/Prospectus. Reports and other information filed by Pillar can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of Pillar listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

    Information included in this Proxy/Prospectus concerning Pillar was provided by Pillar.

                              FINANCIAL STATEMENTS

    The annual financial statements and financial highlights of the Galaxy Funds for the fiscal year ended October 31, 2000 have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

    The annual financial statements and financial highlights of the Pillar Funds for the fiscal year ended December 31, 2000 have been audited by Arthur Andersen LLP, independent public accountants, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

                                 OTHER BUSINESS

    Pillar's Board of Trustees knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of Pillar that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to Pillar or to Galaxy in writing at the address(es), or by phone at the phone number(s), on the cover page of this Proxy/Prospectus.

                                     * * *

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY VOTE ON-LINE OR BY TELEPHONE.

    PILLAR WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS DECEMBER 31, 2000 ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: THE PILLAR FUNDS AT
P.O. BOX 8523, BOSTON, MA 02266-8523 OR BY TELEPHONE AT 1-800-932-7782.

                                   APPENDIX I

                               FORM OF AGREEMENT
                           AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                                THE GALAXY FUND
                                      AND
                                THE PILLAR FUNDS

                           DATED AS OF MARCH 9, 2001

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                      --------
1.                      Certain Definitions.........................................      2
2.                      The Reorganization..........................................      2
3.                      Calculations................................................      3
4.                      Valuation of Assets.........................................      4
5.                      Valuation Times.............................................      5
6.                      Effective Time of the Reorganization........................      5
7.                      Termination of Pillar.......................................      5
8.                      Certain Representations, Warranties, Covenants and                6
                        Agreements of Pillar........................................
9.                      Certain Representations, Warranties, Covenants and                8
                        Agreements of Galaxy........................................
10.                     Shareholder Action on Behalf of the Pillar Funds............     10
11.                     N-14 Registration Statement.................................     10
12.                     Galaxy Conditions...........................................     11
13.                     Pillar Conditions...........................................     12
14.                     Tax Opinion.................................................     13
15.                     Tax Documents...............................................     14
16.                     Further Assurances..........................................     14
17.                     Termination and Survival of Representations and                  15
                        Warranties..................................................
18.                     Termination of Agreement....................................     15
19.                     Amendment and Waiver........................................     15
20.                     Governing Law...............................................     15
21.                     Successors and Assigns......................................     15
22.                     Beneficiaries...............................................     15
23.                     Notices.....................................................     15
24.                     Expenses and Waivers........................................     16
25.                     Entire Agreement............................................     16
26.                     Counterparts................................................     16
27.                     Failure of One Fund to Consummate the Transactions..........     16
28.                     No Brokers or Finders.......................................     16
29.                     Validity....................................................     17
30.                     Effect of Facsimile Signature...............................     17
31.                     Headings....................................................     17
32.                     Galaxy Liability............................................     17
33.                     Pillar Liability............................................     17

                      AGREEMENT AND PLAN OF REORGANIZATION

    This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of the 9th day of March, 2001 by The Galaxy Fund ("Galaxy"), a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on March 31, 1986, and The Pillar Funds ("Pillar"), a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on September 9, 1991.

                                   BACKGROUND

    WHEREAS, each of the parties hereto is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, Pillar offers, among others, the following investment portfolios:
(1) Pillar Institutional Select Money Market Fund, (2) Pillar U.S. Treasury Securities Plus Money Market Fund, (3) Pillar U.S. Treasury Securities Money Market Fund, (4) Pillar Tax-Exempt Money Market Fund, (5) Pillar Prime Obligation Money Market Fund, (6) Pillar Intermediate-Term Government Securities Fund, (7) Pillar Fixed Income Fund, (8) Pillar New Jersey Municipal Securities Fund, (9) Pillar Balanced Fund, (10) Pillar Equity Income Fund, (11) Pillar Mid Cap Fund and (12) Pillar International Equity Fund (each a "Reorganizing Pillar Fund," and collectively, the "Reorganizing Pillar Funds");

    WHEREAS, Pillar also offers the following investment portfolios: (1) Pillar Pennsylvania Municipal Securities Fund, (2) Pillar Equity Value Fund and
(3) Pillar Equity Growth Fund (each a "Continuing Pillar Fund" and collectively, the "Continuing Pillar Funds" and together with the "Reorganizing Pillar Funds," each a "Pillar Fund" and collectively, the "Pillar Funds");

    WHEREAS, Galaxy currently offers, among others, the following investment portfolios: (1) Galaxy Institutional Money Market Fund, (2) Galaxy Institutional Treasury Money Market Fund, (3) Galaxy U.S. Treasury Money Market Fund,
(4) Galaxy Tax-Exempt Money Market Fund, (5) Galaxy Money Market Fund,
(6) Galaxy Intermediate Government Income Fund, (7) Galaxy High Quality Bond Fund, (8) Galaxy New Jersey Municipal Bond Fund, (9) Galaxy Asset Allocation Fund, (10) Galaxy Equity Income Fund, (11) Galaxy Growth Fund II and (12) Galaxy International Equity Fund (each an "Existing Galaxy Fund" and collectively, the "Existing Galaxy Funds");

    WHEREAS, Galaxy has recently organized, or will soon organize, the following additional investment portfolios: (1) Galaxy Pennsylvania Municipal Bond Fund,
(2) Galaxy Large Cap Value Fund and (3) Galaxy Large Cap Growth Fund (each a "Shell Galaxy Fund" and collectively, the "Shell Galaxy Funds," and, together with the Existing Galaxy Funds, each a "Galaxy Fund" and collectively, the "Galaxy Funds");

    WHEREAS, each of the parties hereto desires, upon the terms and subject to the conditions set forth herein, to enter into and perform the reorganization described herein (the "Reorganization"), pursuant to which, among other things, at the respective times hereinafter set forth, (1) each Pillar Fund shall transfer substantially all of its respective Assets (as hereinafter defined), subject, in each case, to substantially all of its respective Liabilities (as hereinafter defined), to its Corresponding Galaxy Fund (as hereinafter defined), in exchange for Class I, Class III, Retail A, Retail B or Trust Shares issued by such Corresponding Galaxy Fund (the shares issued to a Pillar Fund by its Corresponding Galaxy Fund in exchange for substantially all of the Assets subject to substantially all of the Liabilities of such Pillar Fund in connection with the Reorganization, collectively, "Galaxy Fund Shares"), and
(2) each Pillar Fund shall then distribute to its shareholders of record, the Galaxy Fund Shares received by or on behalf of such Pillar Fund;

    WHEREAS, each of the parties intend that the Shell Galaxy Funds will have nominal assets and liabilities before the Reorganization and will continue the investment operations of the Continuing Pillar Funds; and

    WHEREAS, the parties intend that in connection with the Reorganization, Pillar shall be deregistered and terminated as described in this Agreement.

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

    1.  CERTAIN DEFINITIONS.  As used herein,

        (a) The term "Corresponding Galaxy Fund" shall mean with respect to any Pillar Fund, the particular Galaxy Fund, the name of which is set forth directly opposite the name of such Pillar Fund on Schedule A hereto.

        (b) The term "Corresponding Pillar Fund" shall mean with respect to any Galaxy Fund, the particular Pillar Fund, the name of which is set forth directly opposite the name of such Galaxy Fund on Schedule A hereto.

        (c) The term "Assets" shall mean all property and assets of every description and of any nature whatsoever including, without limitation, cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividend and interest receivables), deferred or prepaid expenses, good will and other intangible property, books and records, and all interests, rights, privileges and powers, other than with respect to Pillar and each Pillar Fund, cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2(c) hereof.

        (d) The term "Liabilities" shall mean all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise, with respect to Pillar and each Pillar Fund.

    2.  THE REORGANIZATION.

        (a) At the Applicable Effective Time of the Reorganization (as hereinafter defined), (i) each Pillar Fund shall transfer, assign and convey to its Corresponding Galaxy Fund substantially all of the Assets, subject to substantially all of the Liabilities, of such Pillar Fund, and (ii) each such Corresponding Galaxy Fund shall accept all such Assets and assume all such Liabilities, such that at and after the Applicable Effective Time of the Reorganization (as hereinafter defined): (A) substantially all of the Assets of each particular Pillar Fund shall become and be Assets of its Corresponding Galaxy Fund, (B) substantially all of the Liabilities of each particular Pillar Fund shall become and be liabilities of, and shall attach to, its Corresponding Galaxy Fund, and (C) such Liabilities of each particular Pillar Fund may thenceforth be enforced only against its Corresponding Galaxy Fund to the same extent as if such Liabilities had been incurred by such Corresponding Galaxy Fund, subject to any defense and/or set off that Pillar or such Pillar Fund was entitled to assert immediately prior to the Applicable Effective Time of the Reorganization (as hereinafter defined) with respect to any such Liability, and subject to any defense and/or set off that Galaxy or such Corresponding Galaxy Fund may from time to time be entitled to assert against the creditor thereof.

        (b) In exchange for the transfer of substantially all of the Assets of each Pillar Fund to its Corresponding Galaxy Fund as provided in paragraph
    (a) above, each Galaxy Fund shall assume substantially all of the Liabilities of its Corresponding Pillar Fund as provided in paragraph (a) above and shall also simultaneously issue, at the Applicable Effective Time of the Reorganization (as hereinafter defined), to its Corresponding Pillar Fund, the number of full and fractional (to the third decimal place) of Galaxy Fund Shares, determined and adjusted as provided in Section 3 hereof.

        (c) Immediately upon receipt of the Galaxy Fund Shares of such Galaxy Fund in accordance with paragraph (b) above each Pillar Fund shall distribute, in complete liquidation, pro rata to the shareholders of record of such Pillar Fund at the Applicable Effective Time of the Reorganization (as hereinafter defined) (such shareholders of record of such Pillar Fund as of such time, collectively, the "Recordholders"), the respective Galaxy Fund Shares that have been so received as follows:

           (1) With respect to Pillar's Prime Obligation, Fixed Income, Balanced, Equity Income, Equity Value, Equity Growth and International Equity Funds, Recordholders of Class A, Class B and Class I Shares of such Pillar Funds shall be credited with full and fractional Retail A, Retail B and Trust Shares, respectively, of their Corresponding Galaxy Fund;

           (2) With respect to Pillar's U.S. Treasury Securities Money Market, Tax-Exempt Money Market, Intermediate Term-Government Securities and New Jersey Municipal Securities Funds, Recordholders of Class A and Class I Shares of such Pillar Funds shall be credited with full and fractional Retail A and Trust Shares, respectively, of their Corresponding Galaxy Fund;

           (3) With respect to Pillar's Institutional Select Money Market, Recordholders of shares of such Pillar Fund ("Institutional Shares") shall be credited with full and fractional Class I Shares of their Corresponding Galaxy Fund;

           (4) With respect to Pillar's Treasury Securities Plus Money Market Fund, Recordholders of Institutional Shares of such Pillar Fund shall be credited with full and fractional Class III Shares of the Corresponding Galaxy Fund;

           (5) With respect to Pillar's Mid Cap Fund, Recordholders of Class I Shares of such Pillar Fund shall be credited with full and fractional Trust Shares of the Corresponding Galaxy Fund;

           (6) With respect to Pillar's Pennsylvania Municipal Securities Fund, Recordholders of Class A and Class I Shares of such Pillar Fund shall be credited with full and fractional Trust Shares of the Corresponding Galaxy Fund; and

           (7) In addition, each Recordholder of a Pillar Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of such Pillar Fund before the Applicable Effective Time of the Reorganization.

        (d) In accordance with instructions Galaxy receives from Pillar, Galaxy shall record on its books the ownership, by the Recordholders, of the number and type of the Galaxy Fund Shares distributed to such Recordholders.

        (e) Pillar shall promptly cancel on its books all of the shares (including, without limitation, any treasury shares) of each Pillar Fund that has so liquidated, and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Galaxy Fund Shares issued to such Pillar Fund in accordance with paragraph
    (b) above.

        (f) The transfer books of Pillar with respect to each Pillar Fund shall be permanently closed.

    3.  CALCULATIONS.

        (a) The number of Retail A, Retail B, Trust Class I and/or Class III Shares of each Existing and Shell Galaxy Fund issued to its Corresponding Pillar Fund pursuant to Section 2(b) hereof will be determined as follows: the value of each Pillar Fund's Assets that are so conveyed less the Liabilities that are assumed, at the Applicable Effective Time of the Reorganization (as hereinafter defined) and that are attributable to either Class A Shares, Class B Shares, Class I Shares or Institutional Shares of such Pillar Fund shall be divided by the net asset value of one Retail A Share, Retail B Share, Trust Share, Class I Share or Class III Share respectively, of its Corresponding Galaxy Fund that is to be delivered with respect thereto; and

        (b) The net asset value of each class of Galaxy Fund Shares shall be computed at the Applicable Valuation Time (as hereinafter defined) in the manner set forth in such Galaxy Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of each class of a Pillar Fund shall be computed at the Applicable Valuation Time (as hereinafter defined) in the manner set forth in such Pillar Fund's then current prospectus under the 1933 Act.

    4.  VALUATION OF ASSETS.

        (a) With respect to each Pillar Fund, the value of its Assets shall be the value of such Assets computed as of the time at which its net asset value is calculated at the Applicable Valuation Time (as hereinafter defined). The net asset value of the Pillar Fund Assets to be transferred to the Galaxy Funds shall be computed by Pillar and shall be subject to adjustment by the amount, if any, agreed to by Galaxy, its Board of Trustees, and the respective Galaxy Funds and Pillar, its Board of Trustees, and the respective Pillar Funds. In determining the value of the securities transferred by a Pillar Fund to its Corresponding Galaxy Fund, each security shall be priced in accordance with the pricing policies and procedures of such Pillar Fund as described in its then current prospectus(es) and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Pillar, provided that such determination shall be subject to the approval of Galaxy. Galaxy and Pillar agree to use all commercially reasonable efforts to resolve, prior to the Applicable Valuation Time (as hereinafter defined), any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of a Galaxy Fund and those determined in accordance with the pricing policies and procedures of its Corresponding Pillar Fund.

        (b) It is understood and agreed that the net asset value of the Pillar Fund Assets of those Pillar Funds that are money market funds shall be based on the amortized cost valuation procedures that have been adopted by the Board of Trustees of Pillar; provided that, if the difference between the per share net asset values of such Pillar Funds and the Corresponding Galaxy Funds equals or exceeds $0.0010 on the Applicable Valuation Time (as hereinafter defined), as computed by using market values in accordance with the policies and procedures established by Pillar, either party shall have the right to postpone the Applicable Valuation Time (as hereinafter defined) and Applicable Effective Time of the Reorganization (as hereinafter defined) with respect to each such Fund until such time as the per share difference is less than $0.0010.

        (c) At least fifteen (15) business days prior to the Applicable Effective Time of the Reorganization (as hereinafter defined), each Pillar Fund will provide its Corresponding Galaxy Fund with a schedule of its securities and other Assets and Liabilities of which it is aware, and such Galaxy Fund will provide the Pillar Fund with a copy of the current investment objective and policies applicable to such Galaxy Fund. Each Pillar Fund reserves the right to sell any of the securities or other Assets shown on the list of the Fund's Assets prior to the Applicable Effective Time of the Reorganization (as hereinafter defined) but will not, without the prior approval of Galaxy, acquire any additional securities other than securities which the Corresponding Galaxy Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten
    (10) business days prior to the Applicable Effective Time of the Reorganization (as hereinafter defined), each Galaxy Fund will advise its Corresponding Pillar Fund of any investments of such Pillar Fund shown on such schedule which the Galaxy Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that the Pillar Fund holds any investments that its Corresponding Galaxy Fund would not be permitted to hold under its stated investment objective or policies, the Pillar Fund, if requested by the Galaxy Fund and, to the extent permissible and consistent with the Pillar Fund's own investment objective and policies, will dispose of such securities prior to the Applicable Effective Time of the Reorganization (as hereinafter defined). In addition, if it is determined that the portfolios of the Pillar Fund and the Galaxy Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Galaxy Fund is or will be subject with respect to such investments, the Pillar Fund, if requested by the Galaxy Fund and, to the extent permissible and consistent with the Pillar Fund's own investment objective and policies, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Applicable Effective Time of the Reorganization (as hereinafter defined).

    5.  VALUATION TIMES.

        Subject to Section 4(b) hereof, the valuation time with respect to the Existing Galaxy Funds and the Reorganizing Pillar Funds shall be 4:00 p.m., Eastern time, on August 10, 2001, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "First Valuation Time"). Subject to Section 4(b) hereof, the Valuation Time with respect to the Shell Galaxy Funds and the Continuing Pillar Funds shall be 4:00 p.m., Eastern time, on August 17, 2001, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Second Valuation Time" and together with the First Valuation Time, each an "Applicable Valuation Time"), provided that the Second Valuation Time shall be no less than one week following the First Valuation Time, unless otherwise agreed in writing by the parties hereto. Notwithstanding anything herein to the contrary, in the event that at an Applicable Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Galaxy or Pillar, accurate appraisal of the value of the net assets of a Galaxy Fund or a Pillar Fund is impracticable, such Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Galaxy Funds and the Pillar Funds is practicable in the judgment of Galaxy and Pillar.

    6.  EFFECTIVE TIME OF THE REORGANIZATION.

        (a) Delivery by each Reorganizing Pillar Fund of its respective Assets to its Corresponding Galaxy Fund, delivery by such Corresponding Galaxy Fund of its respective Galaxy Fund Shares to such Reorganizing Pillar Fund, and liquidation of each such Reorganizing Pillar Fund, in each case, pursuant to
    Section 2 hereof, shall occur at the opening of business on the next business day following the First Valuation Time (or on such other date, following the First Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Applicable Effective Time of the Reorganization" with respect to the Existing Galaxy Funds and the Reorganizing Pillar Funds. To the extent any Assets of any Reorganizing Pillar Fund are, for any reason, not transferred to its Corresponding Galaxy Fund at the Applicable Effective Time of the Reorganization with respect to such funds, Pillar shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

        (b) Delivery by each Continuing Pillar Fund of its respective Assets to its Corresponding Galaxy Fund, delivery by each such Corresponding Galaxy Fund, of its respective Galaxy Fund Shares to such Continuing Pillar Fund, and the liquidation of each such Continuing Pillar Fund, in each case, pursuant to Section 2 hereof, shall occur at the opening of business on the next business day following the Second Valuation Time (or on such other date following the Second Valuation Time as is agreed to in writing by an authorized officer of each of the parties).

    The date and time at which the above-described actions are taken shall be the "Applicable Effective Time of the Reorganization" with respect to the Galaxy Shell Funds and the Continuing Pillar Funds. To the extent any Assets of any Continuing Pillar Fund are, for any reason, not transferred at the Applicable Effective Time of the Reorganization with respect to such funds, Pillar shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

    7.  TERMINATION OF PILLAR.

        Promptly following the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding Pillar Funds, Pillar shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Pillar has ceased to be an investment company; provided that, until such order is granted, Pillar shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Pillar shall, promptly after the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding Pillar Funds, file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice, with respect to such Pillar Fund(s). All reporting and other obligations of Pillar shall remain the exclusive responsibility of Pillar up to and including the date on which such Pillar Fund is deregistered and terminated. In addition, promptly following the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding Pillar Funds, Pillar shall be terminated pursuant to
    Article IX, Section 4 of its Agreement and Declaration of Trust and shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of Pillar shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of Pillar shall execute and Galaxy shall lodge among the records of Pillar an instrument in writing setting forth the fact of such termination.

    8.  CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF PILLAR.

        Pillar, on behalf of itself and each of the Pillar Funds, represents, warrants, covenants and agrees as follows:

        (a) Pillar is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts.

        (b) Pillar is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

        (c) Pillar currently has the power (i) to own all of its Assets, and
    (ii) subject to the approval of shareholders referred to in Section 10 hereof, to carry out and consummate the transactions contemplated herein. Pillar has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and upon receipt by Pillar of an exemptive order under Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

        (d) This Agreement has been duly and validly authorized, executed and delivered by Pillar, and represents the legal, valid and binding obligation of Pillar, enforceable against Pillar in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Section 33 of this Agreement, may not be enforceable. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-laws or any other organizational document of Pillar or any material agreement, contract or other arrangement to which Pillar is a party or by which Pillar or its properties or Assets may be bound, subject or affected.

        (e) Each Pillar Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and each Pillar Fund currently qualifies, and shall continue to qualify, as a regulated investment company under such Part of the Code for its taxable year ending on the date on which the Applicable Effective Time of the Reorganization occurs. Each Pillar Fund has been a regulated investment company under such Part of the Code at all times since the end of the first taxable year when it first so qualified, and shall continue to be a regulated investment company under such Part of the Code at all times until the Applicable Effective Time of the Reorganization occurs with respect to such Pillar Fund.

        (f) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including, without limitation, interest, additions to tax, and penalties thereon,

    (collectively, "Taxes") that relate to the Assets of Pillar or of any Pillar Fund, and that are either due or properly shown to be due on any return filed by Pillar or by any Pillar Fund have been (as of the Applicable Effective Time of the Reorganization shall have been) fully and timely paid or provided for; and to Pillar's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Pillar (or with respect to any Assets of any Pillar
    Fund). All federal and other tax returns and reports of Pillar and each Pillar Fund required by law to be filed on or before the Applicable Effective Time of the Reorganization, have been or will be filed in a timely manner, and all federal and other taxes owed by Pillar on behalf of the Pillar Funds, have been or will be timely paid so far as due, and to the best of Pillar's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

        (g) The financial statements of each of the Pillar Funds for its respective fiscal year ended December 31, 2000, examined by Arthur Andersen LLP, copies of which have been previously furnished to Galaxy, present fairly (i) the financial condition of such Pillar Fund as of the date indicated therein and (ii) the results of operations of such Pillar Fund for the periods indicated, in the case of both (i) and (ii), in conformity with generally accepted accounting principles consistently applied.

        (h) Prior to or as of the First Valuation Time, each of the Reorganizing Pillar Funds shall have declared a dividend or dividends, with a record date and ex-dividend date prior to or as of the First Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before December 31, 2000 and for the period from said date to and including the Applicable Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before December 31, 2000 and in the period from said date to and including the Applicable Effective Time of the Reorganization.

        (i) At the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Pillar Fund, all liabilities of such Pillar Fund which are required to be reflected in the net asset value per share of such Pillar Fund in accordance with applicable law are reflected in the net asset value per share of such Pillar Fund.

        (j) To Pillar's knowledge, there are currently, and at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Pillar Fund there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving Pillar or any Pillar Fund which could result in liability on the part of Pillar or a Pillar Fund.

        (k) Subject to the approvals of shareholders referred to in Section 10, at both the First Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Reorganizing Pillar Fund, Pillar, on behalf of each Reorganizing Pillar Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of such Reorganizing Pillar Fund. Upon delivery and payment for the Assets of the Reorganizing Pillar Funds as contemplated in Section 2(b) above, each Corresponding Galaxy Fund shall acquire good and marketable title to the Assets of its Corresponding Pillar Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

        (l) Subject to the approvals of shareholders referred to in Section 10, at both the Second Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Continuing Pillar Fund, Pillar, on behalf of each Continuing Pillar Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of such Continuing Pillar Fund. Upon delivery and payment for the Assets of the Continuing Pillar Fund, as contemplated in Section 2(b) above, each Shell Galaxy Fund shall acquire good and marketable title to the Assets of its Corresponding Pillar Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

        (m) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by Pillar and by each Pillar Fund of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

        (n) On the effective date of the N-14 Registration Statement (as hereinafter defined), at the time of the shareholders' meeting referred to in Section 10 hereof and at each Applicable Effective Time of the Reorganization, the registration statement filed by Galaxy on Form N-14 relating to the shares of each Galaxy Fund that will be registered with the SEC pursuant to this Agreement, together with any and all supplements and amendments thereto and the documents contained or incorporated therein by reference, as supplemented and amended, including, without limitation, the proxy statement of Pillar and the prospectuses of Pillar and Galaxy with respect to the transactions contemplated by this Agreement (such registration statement, together with such supplements and amendments and the documents contained therein or incorporated therein by reference, as supplemented and amended, the "N-14 Registration Statement") shall with respect to Pillar or any of the Pillar Funds: (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

        (o) All of the issued and outstanding shares of each of the Pillar Funds have been duly and validly issued, are fully paid and non-assessable by Pillar (except that shareholders of a Pillar Fund may under certain circumstances be held personally liable for its obligations), and were offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). All shares of any Pillar Fund issued on or after the date hereof shall be duly and validly issued, fully paid and non-assessable by Pillar (except that shareholders of a Pillar Fund may under certain circumstances be held personally liable for its obligations) and offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). No shareholder of any of the Pillar Funds currently has, or will hereafter have, any statutory or contractual preemptive right of subscription or purchase in respect of any shares of any Pillar Fund.

        (p) Pillar shall not sell or otherwise dispose of any Galaxy Fund Shares received in the transactions contemplated herein, except in distribution to the Recordholders as contemplated herein.

    9.  CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF GALAXY.

        Galaxy, on behalf of itself and each of the Galaxy Funds, represents, warrants, covenants and agrees as follows:

        (a) Galaxy is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts.

        (b) Galaxy is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

        (c) Galaxy currently has the power to own all of its Assets and to carry out and consummate the transactions contemplated herein. Galaxy has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and upon receipt by Galaxy of an exemptive order under
    Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

        (d) This Agreement has been duly and validly authorized, executed and delivered by Galaxy, and represents the legal, valid and binding obligation of Galaxy, enforceable against Galaxy in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Section 32 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or Code of Regulations or any other organizational document of Galaxy, or any material agreement, contract or other arrangement to which Galaxy is a party or by which Galaxy or its properties or Assets may be bound, subject or affected.

        (e) Each Galaxy Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of the Code, and each Galaxy Fund has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified. Each Galaxy Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.

        (f) All Taxes that relate to the Assets of Galaxy or of any Galaxy Fund, and that are either due or properly shown to be due on any return filed by Galaxy or by any Galaxy Fund have been (or as of the Applicable Effective Time of the Reorganization shall have been) fully and timely paid or provided for; and to Galaxy's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Galaxy (or with respect to any Assets of any Galaxy
    Fund). All federal and other tax returns and reports of Galaxy and each Galaxy Fund required by law to be filed on or before the Applicable Effective Time of the Reorganization, have been or will be filed in a timely manner, and all federal and other taxes owed by Galaxy on behalf of the Galaxy Funds, have been or will be timely paid so far as due, and to the best of Galaxy's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

        (g) The financial statements of each of the Galaxy Funds for its respective fiscal year ended October 31, 2000, examined by Ernst & Young LLP, copies of which have been previously furnished to Pillar Funds, present fairly (i) the financial condition of such Galaxy Fund as of the date indicated therein and (ii) the results of operations of such Galaxy Fund for the periods indicated, in the case of both (i) and (ii), in conformity with generally accepted accounting principles consistently applied.

        (h) At the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Galaxy Fund, all liabilities of such Galaxy Fund which are required to be reflected in the net asset value per share of the Galaxy Fund Shares issued by such Galaxy Fund pursuant to this Agreement in accordance with applicable law are reflected in the net asset value per share of such Galaxy Fund.

        (i) To Galaxy's knowledge, there are currently, and at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Galaxy Fund there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving Galaxy or any Galaxy Fund which could result in liability on the part of Galaxy or a Galaxy Fund.

        (j) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by Galaxy and by each Galaxy Fund of the transactions contemplated by this Agreement except as may be required by the 1933 Act, 1934 Act, the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

        (k) On the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 10 hereof and at the Applicable Effective Time of the Reorganization, with respect to Galaxy or any of the Galaxy Funds, the N-14 Registration Statement shall:
    (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

        (l) The Galaxy Fund Shares to be issued and delivered to each Pillar Fund pursuant to the terms hereof, shall have been duly authorized as of the Applicable Effective Time of the Reorganization, and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable by Galaxy (except that shareholders of a Galaxy Fund may under certain circumstances be held personally liable for its obligations), and no shareholder of any Galaxy Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

        (m) For the period beginning at the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and the Continuing Pillar Funds and ending not less than six years thereafter, Galaxy shall provide or cause to be provided, liability coverage for the officers and trustees of Pillar which covers the actions of such trustees and officers of Pillar for the period they served as such and is at least comparable to the liability coverage currently applicable to the trustees and officers of Pillar. Galaxy agrees that all rights to indemnification existing in favor of the Pillar Trustees, acting in their capacities as such, under Pillar's Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization as obligations of Galaxy, shall continue in full force and effect without any amendment thereto, and shall constitute rights which may be asserted against Galaxy.

    10. SHAREHOLDER ACTION ON BEHALF OF THE PILLAR FUNDS. As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Applicable Effective Time of the Reorganization, and as a condition to the consummation of the transactions contemplated hereby, the Board of Trustees of Pillar shall call, and subject to obtaining any necessary quorum, Pillar shall hold, a meeting of the shareholders of each of the Pillar Funds for the purpose of considering and voting upon:

        (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation, the transfer by such Pillar Fund to its Corresponding Galaxy Fund, of the Assets belonging to such Pillar Fund and the assumption by such Corresponding Galaxy Fund of the Liabilities of such Pillar Fund in exchange for the Galaxy Fund Shares issued by such Corresponding Galaxy Fund to such Pillar Fund, in each case, in accordance with, and at the respective times set forth in, Section 2 hereof;

        (b) The liquidation of such Pillar Fund through the distribution of the Galaxy Fund Shares received by such Pillar Fund, to the Recordholders of the Pillar Fund as described in this Agreement;

        (c) The deregistration of Pillar under the 1940 Act and the termination of Pillar under state law;

        (d) Approval of an Investment Advisory Agreement between Pillar and Fleet Investment Advisors Inc. with respect to each Pillar Fund;

        (e) Approval of an Investment Sub-Advisory Agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC with respect to the Pillar International Equity Fund; and

        (f) Such other matters as may be determined by the Boards of Trustees of the parties.

    11. N-14 REGISTRATION STATEMENT. Galaxy shall file the N-14 Registration Statement. Galaxy and Pillar have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to themselves that is required by the 1933 Act, the 1934 Act, the 1940 Act and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder) to be included in the N-14 Registration Statement (or that is necessary to ensure that the N-14 Registration Statement does not contain any untrue statement of a material fact and/or to ensure that the N-14 Registration Statement does not omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading).

    12. GALAXY CONDITIONS. The obligations of Galaxy (and of each respective Galaxy Fund) hereunder shall be subject to the following conditions precedent:

        (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of Pillar (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of each of the Pillar Funds, in each case, in the manner required by law.

        (b) Pillar shall have duly executed and delivered to Galaxy, on behalf of each Pillar Fund, such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Galaxy may reasonably deem necessary or desirable to transfer to the Corresponding Galaxy Fund of such Pillar Fund all of the right, title and interest of such Pillar Fund in and to the respective Assets of such Pillar Fund. In each case, the Assets of each Pillar Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

        (c) All representations and warranties of Pillar made in this Agreement shall be true and correct in all material respects on the date hereof, at the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization as if made at and as of such date, and Pillar shall have complied, in all material respects, with all of its covenants hereunder. As of the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of any Pillar Fund or of Pillar since the date of the financial statements referred to in Section 8(g), other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 8(g). At the Applicable Effective Time of the Reorganization, Galaxy shall have received a certificate from the President or Vice President of Pillar, dated as of such date, certifying on behalf of Pillar, that as of such date each of the conditions set forth in Section 8 and in this Section 12 have been, and continue to be, met.

        (d) Galaxy shall have received opinions of Morgan, Lewis & Bockius LLP, addressed to Galaxy, in form and substance reasonably satisfactory to Galaxy, and dated the Applicable Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Galaxy: (i) Pillar is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each Reorganizing or Continuing Pillar Fund, as appropriate, outstanding at the Applicable Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by such Pillar Fund (except that shareholders of a Pillar Fund may under certain circumstances be held personally liable for its obligations), and to such counsel's knowledge, no shareholder of any Pillar Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly and validly authorized, executed and delivered by Pillar and represent the legal, valid and binding obligations of Pillar, enforceable against Pillar in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, marshalling, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to a Pillar Fund and its Assets, including but not limited to Section 33 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or By-laws of Pillar or except as may be noted in such opinion, any material agreement known to counsel to which Pillar is a party or by which Pillar may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Pillar of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinion may rely on a certificate of a Pillar Trustee or the President or Vice President of Pillar as to factual matters.

        (e) The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Galaxy, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement and all such permits, licenses and other authorizations shall be in full force and effect at such time.

        (f) At the Applicable Effective Time of the Reorganization, Pillar has, as of such date, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Pillar prior to or at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization and Galaxy shall have received a certificate from the President or Vice President of Pillar, dated as of such date, certifying on behalf of Pillar that the conditions set forth in clause (f) has been satisfied.

        (g) Pillar's agreements with each of its service contractors shall have terminated at the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and the Continuing Pillar Funds or at such later time as may be agreed to by the parties hereto, and each party has received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

        (h) Galaxy shall have received the tax opinions provided for in
    Section 14 hereof.

        (i) Galaxy shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

        (j) The transactions contemplated by the Agreement and Plan of Reorganization between Galaxy Fund II and Pillar shall be consummated concurrently with the transactions contemplated by this Agreement or at such other time as may be agreed to by the parties hereto.

    13. PILLAR CONDITIONS. The obligations of Pillar (and of each respective Pillar Fund) hereunder shall be subject to the following conditions precedent:

        (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of Galaxy (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of each of the Pillar Funds, in each case, in the manner required by law.

        (b) All representations and warranties of Galaxy made in this Agreement shall be true and correct in all material respects on the date hereof, at the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization as if made at and as of such date, and Galaxy shall have complied, in all material respects, with all of its covenants hereunder. As of the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of any Galaxy Fund or of Galaxy since the date of the financial statements referred to in Section 9(g) other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 9(g). At the Applicable Effective Time of the Reorganization, Pillar shall have received a certificate from the President or

    Vice President of Galaxy, dated as of such date, certifying on behalf of Galaxy, that as of such date each of the conditions set forth in Section 9 and in this Section 13 have been, and continue to be, met.

        (c) Pillar shall have received opinions of Drinker Biddle & Reath LLP, addressed to Pillar in form and substance reasonably satisfactory to Pillar and dated the Applicable Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Pillar: (i) Galaxy is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each Existing Galaxy Fund or Shell Galaxy Fund, as appropriate, to be delivered to its Corresponding Pillar Fund are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by such Galaxy Fund (except that shareholders of a Galaxy Fund may under certain circumstances be held personally liable for its obligations), and, to such counsel's knowledge, no shareholder of any Galaxy Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly and validly authorized, executed and delivered by Galaxy and represents the legal, valid and binding obligation of Galaxy, enforceable against Galaxy in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, marshalling, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to a Galaxy Fund and its Assets, including but not limited to Section 32 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or Code of Regulations of Galaxy, or any material agreement known to such counsel to which Galaxy is a party or by which Galaxy may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Galaxy of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinion may rely on the opinion of Ropes & Gray to the extent set forth in such opinion.

        (d) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of Pillar, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement, and all such permits, licenses and other authorizations shall be in full force and effect at such time.

        (e) At the Applicable Effective Time of the Reorganization, Galaxy has, as of such date, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Galaxy prior to or at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization and Pillar shall have received a certificate from the President or Vice President of Galaxy, dated as of such date, certifying that the conditions set forth in this clause (e) has been satisfied.

        (f) Pillar shall have received the tax opinion provided for in
    Section 14 hereof.

        (g) Pillar shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

        (h) The transactions contemplated by the Agreement and Plan of Reorganization between Galaxy Fund II and Pillar shall be consummated concurrently with the transactions contemplated by this Agreement or at such other time as may be agreed to by the parties hereto.

    14. TAX OPINION. Galaxy and Pillar Funds shall receive an opinion of Drinker Biddle & Reath LLP addressed to both Galaxy and Pillar in a form reasonably satisfactory to them, and dated as of the Applicable Effective Time of the Reorganization, substantially to the effect that on the basis of facts, representations, and assumptions set forth in such opinion:

        (a) The Reorganization will consist of fifteen "reorganizations" within the meaning of Section 368(a) of the Code, and each Pillar Fund and the Corresponding Galaxy Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code with respect to such Reorganization;

        (b) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by any Pillar Fund upon the transfer of substantially all of its Assets and Liabilities to the Corresponding Galaxy Fund in exchange for the Galaxy Fund Shares of the Corresponding Galaxy Fund;

        (c) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by each Galaxy Fund upon the receipt of substantially all of the Assets and assumption of substantially all of the Liabilities of the Corresponding Pillar Fund in exchange for the Galaxy Fund Shares;

        (d) In accordance with Section 362(b) of the Code, the basis of each Pillar Fund's Assets received by the Corresponding Galaxy Fund pursuant to the Reorganization will be the same as the basis of those Assets in the hands of the Pillar Fund immediately prior to the Reorganization;

        (e) In accordance with Section 1223(2) of the Code, the holding period of each Pillar Fund's Assets in the hands of the Corresponding Galaxy Fund will include the period for which such assets have been held by the Pillar Fund;

        (f) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by any Pillar Fund on the distribution to its shareholders of the Galaxy Fund Shares to be received by the Pillar Fund in the Reorganization;

        (g) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of any Pillar Fund upon their receipt of the Corresponding Galaxy Fund Shares in exchange for such shareholders' shares of the Pillar Fund;

        (h) In accordance with Section 358(a)(1) of the Code, the basis of the Galaxy Fund Shares received by the shareholders of each Corresponding Pillar Fund will be the same as the basis of the Pillar Fund shares surrendered by such shareholders pursuant to the Reorganization;

        (i) In accordance with Section 1223(1) of the Code, the holding period for the Galaxy Fund Shares received by each Pillar Fund shareholder will include the period during which such shareholder held the Pillar Fund shares surrendered therefor, provided that such Pillar Fund shares are held as a capital asset in the hands of such Pillar Fund shareholder on the date of the exchange; and

        (j) Each Galaxy Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Corresponding Pillar Fund as of the Applicable Effective Time of the Reorganization, subject to the conditions and limitations specified in the Code.

    In rendering such opinion described in this paragraph, Drinker Biddle & Reath LLP may require and, to the extent it deems necessary and appropriate, may rely, as to factual matters, upon representations made in certificates of Galaxy Funds and Pillar Funds, their affiliates, and principal shareholders.

    15. TAX DOCUMENTS. Pillar shall deliver to Galaxy at the Applicable Effective Time of the Reorganization, confirmations and/or other evidence satisfactory to Galaxy as to the adjusted tax basis of the Assets of each Pillar Fund delivered to a Galaxy Fund in accordance with the terms of this Agreement.

    16. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder. In addition, Pillar shall deliver or cause to be delivered to Galaxy, each account, book, record or other document of Pillar required to be maintained by Pillar pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in) (the "Records").

    17. TERMINATION AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Pillar set forth in this Agreement shall terminate upon the consummation of the transactions contemplated herein; provided, however, that nothing contained in this Section 18 shall be construed
(a) to terminate the obligations of each Galaxy Fund to discharge the Liabilities of the Corresponding Pillar Fund assumed pursuant to
Section 2(b) hereof, or (b) to terminate the obligations of Galaxy to provide liability coverage for the Trustees and officers of Pillar and to indemnify the Trustees of Pillar, in each case, pursuant to the Covenants set forth in
Section 9(m) hereof.

    18. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at any time at or prior to the Applicable Effective Time of the Reorganization by a vote of a majority of such party's Board of Trustees, as applicable, as provided below:

        (a) By Galaxy if the conditions set forth in Section 12 are not satisfied as specified in said Section;

        (b) By Pillar if the conditions set forth in Section 13 are not satisfied as specified in said Section; or

        (c) By mutual consent of both parties.

    If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties except as otherwise provided herein.

    19. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by applicable law) after approval of this Agreement by the shareholders of Pillar in accordance with Section 10 hereof, (a) the parties hereto may, by written agreement authorized by their respective Boards of Trustees and with or without the approval of their shareholders, amend, modify or terminate any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party's shareholders.

    20. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles of such state.

    21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the prior written consent of all other parties.

    22. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto (including, without limitation, any shareholder of Galaxy or Pillar) other than (a) the Trustees of Pillar with respect to the covenants of Galaxy set forth in Section 9(m); and (b) the successors and permitted assigns of the parties.

    23. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case, properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

       If to Galaxy:

       The Galaxy Fund
       4400 Computer Drive
       Westborough, Massachusetts 01581

       With copies to:

       W. Bruce McConnel, III, Esq.
       Drinker Biddle & Reath LLP
       One Logan Square
       18th & Cherry Streets
       Philadelphia, Pennsylvania 19103
       Telecopier Number: (215) 988-2757

       If to Pillar:

       The Pillar Funds
       101 Federal Street
       Boston, Massachusetts 02110

       With copies to:

       Richard Grant, Esq.
       Morgan Lewis & Bockius LLP
       1701 Market Street
       Philadelphia, PA 19103-2921

    24. EXPENSES AND WAIVERS. With regard to the expenses incurred by Pillar and Galaxy in connection with this Agreement and the transactions contemplated hereby, Fleet Investment Advisors Inc. shall bear or cause one of its affilates to bear such expenses allocated to (i) the Pillar U.S. Treasury Securities Money Market Fund, Pillar U.S. Treasury Securities Plus Money Market Fund, Pillar Prime Obligation Money Market Fund and Pillar Tax-Exempt Money Market Fund but, as to each such Fund, only to the extent such expenses result in a decrease in the per share net asset value of a Fund, and (ii) the Pillar Institutional Select Money Market Fund, Pillar Balanced Fund, Pillar Equity Value Fund, Pillar Equity Growth Fund and Pillar Mid Cap Fund.

    25. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

    26. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    27. FAILURE OF ONE FUND TO CONSUMMATE THE TRANSACTIONS. Subject to the conditions set forth in this Agreement, and provided that the Reorganization shall continue to qualify for tax-free treatment under the Code and the opinion is delivered to Galaxy and Pillar as provided in Section 14 hereof, the failure of one fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other fund, and the provisions of this Agreement shall be construed to effect this intent.

    28. NO BROKERS OR FINDERS. Each of the parties, on behalf of itself and of each of its funds, hereby represents and warrants to the other party hereto that that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    29. VALIDITY. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

    30. EFFECT OF FACSIMILE SIGNATURE. A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any Transfer Document shall have the same effect as if executed in the original by such officer.

    31. HEADINGS. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    32. GALAXY LIABILITY. The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 31, 1986, which is hereby referred to and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and at the principal office of Galaxy. The obligations of Galaxy entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Galaxy personally, but bind only the trust property, and all persons dealing with any series of shares of Galaxy must look solely to the trust property belonging to such series for the enforcement of any claims against Galaxy.

    Both parties specifically acknowledge and agree that any liability of Galaxy under this Agreement with respect to a particular Galaxy Fund, or in connection with the transactions contemplated herein with respect to a particular Galaxy Fund, shall be discharged only out of the assets of the particular Galaxy Fund and that no other portfolio of Galaxy shall be liable with respect thereto.

    33. PILLAR LIABILITY. The names "The Pillar Funds" and "Trustees of The Pillar Funds" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated September 9, 1991, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of Pillar. The obligations of Pillar entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Pillar personally, but bind only the trust property, and all persons dealing with any series of shares of Pillar must look solely to the trust property belonging to such series for the enforcement of any claims against Pillar.

    Both parties specifically acknowledge and agree that any liability of Pillar under this Agreement with respect to a Pillar Fund, or in connection with the transactions contemplated herein with respect to a particular Pillar Fund, shall be discharged only out of the assets of the particular Pillar Fund and that no other portfolio of Pillar shall be liable with respect thereto.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                          THE GALAXY FUND

                                          By:
                                          --------------------------------------
                                             Name:
                                             Title:

                                          THE PILLAR FUNDS

                                          By:
                                          --------------------------------------
                                             Name:
                                             Title:

                                          FLEET INVESTMENT ADVISORS INC.
                                          hereby joins in this Agreement with
                                          respect to, and agrees to be bound
                                          by, Section 24.

                                          By:
                                          --------------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE A

                  COLUMN 1                                       COLUMN 2
       THE PILLAR FUND AND SHARE CLASS                THE GALAXY FUND AND SHARE CLASS
---------------------------------------------  ---------------------------------------------
Pillar Institutional Select Money Market Fund  Galaxy Institutional Money Market Fund
        Shares                                                Class I Shares

Pillar U.S. Treasury Securities Plus Money     Galaxy Institutional Treasury Money Market
  Market Fund                                  Fund
        Shares                                               Class III Shares

Pillar U.S. Treasury Securities Money Market   Galaxy U.S. Treasury Money Market Fund
  Fund
        Class A Shares                                        Retail A Shares
        Class I Shares                                         Trust Shares

Pillar Tax-Exempt Money Market Fund            Galaxy Tax-Exempt Money Market Fund
        Class A Shares                                        Retail A Shares
        Class I Shares                                         Trust Shares

Pillar Prime Obligation Money Market Fund      Galaxy Money Market Fund
        Class A Shares                                        Retail A Shares
        Class B Shares                                        Retail B Shares
        Class I Shares                                         Trust Shares

Pillar Intermediate-Term Government            Galaxy Intermediate Government Income Fund
  Securities Fund
        Class A Shares                                        Retail A Shares
        Class I Shares                                         Trust Shares

Pillar Fixed Income Fund                       Galaxy High Quality Bond Fund
        Class A Shares                                        Retail A Shares
        Class B Shares                                        Retail B Shares
        Class I Shares                                         Trust Shares

Pillar Pennsylvania Municipal Securities Fund  Galaxy Pennsylvania Municipal Bond Fund
        Class A Shares                                         Trust Shares
        Class I Shares                                         Trust Shares

Pillar New Jersey Municipal Securities Fund    Galaxy New Jersey Municipal Bond Fund
        Class A Shares                                        Retail A Shares
        Class I Shares                                         Trust Shares

Pillar Balanced Fund                           Galaxy Asset Allocation Fund
        Class A Shares                                        Retail A Shares
        Class B Shares                                        Retail B Shares
        Class I Shares                                         Trust Shares

Pillar Equity Income Fund                      Galaxy Equity Income Fund
        Class A Shares                                        Retail A Shares
        Class B Shares                                        Retail B Shares
        Class I Shares                                         Trust Shares

                  COLUMN 1                                       COLUMN 2
       THE PILLAR FUND AND SHARE CLASS                THE GALAXY FUND AND SHARE CLASS
---------------------------------------------  ---------------------------------------------
Pillar Equity Value Fund                       Galaxy Large Cap Value Fund
        Class A Shares                                        Retail A Shares
        Class B Shares                                        Retail B Shares
        Class I Shares                                         Trust Shares

Pillar Equity Growth Fund                      Galaxy Large Cap Growth Fund
        Class A Shares                                        Retail A Shares
        Class B Shares                                        Retail B Shares
        Class I Shares                                         Trust Shares

Pillar Mid Cap Fund                            Galaxy Growth Fund II
        Class I Shares                                         Trust Shares

Pillar International Equity Fund               Galaxy International Equity Fund
        Class A Shares                                        Retail A Shares
        Class B Shares                                        Retail B Shares
        Class I Shares                                         Trust Shares

                                  APPENDIX II

                               FORM OF INVESTMENT

                               ADVISORY AGREEMENT

                                THE PILLAR FUNDS

                     FORM OF INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made this _____ day of __________, 2001, by and between The Pillar Funds, a Massachusetts business trust (the "Trust"), and Fleet Investment Advisors Inc. (the "Adviser"), a wholly-owned subsidiary of FleetBoston.

    WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

    WHEREAS, the Trust has retained SEI Mutual Fund Services, Inc. (the "Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

    WHEREAS, the Trust desires to retain the Adviser to render investment advisory services with respect to its Balanced Fund, Equity Growth Fund, Equity Income Fund, Equity Index Fund, Equity Value Fund, Fixed Income Fund, High Yield Bond Fund, Institutional Select Money Market Fund, Intermediate-Term Government Securities Fund, International Equity Fund, Mid Cap Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, U.S. Treasury Securities Money Market Fund, U.S. Treasury Securities Plus Money Market Fund and such other portfolios as the Trust and the Adviser may hereafter agree upon from time to time (the "Portfolios"), and the Adviser is willing to render such services:

    NOW, THEREFORE, in consideration of mutual covenants herein contained, and intending to be legally bound, the parties hereto agree as follows:

    1. APPOINTMENT AND DUTIES OF ADVISER. The Trust hereby appoints the Adviser to provide investment advisory services to the Portfolios for the period and on the terms set forth in this Agreement.

       A. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event that the Trust establishes one or more additional portfolios in the future with respect to which it desires that the Adviser furnish investment advisory services hereunder, the Trust so shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement, it shall notify the Trust in writing whereupon such portfolio shall become a Portfolio hereunder and shall be subject to the provisions of this Agreement to the same extent as the Portfolios named above in the recitals except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser) are modified with respect to such Portfolios in writing by Trust and the Adviser.

       B. Subject to supervision by the Trust's Board of Trustees, the Adviser shall manage the investment operations of the Portfolios and the composition of the Portfolios, including the purchase, retention and disposition thereof, in accordance with the Portfolios' investment objectives, policies and restrictions as stated in the Portfolios' Prospectus (such Prospectus and the Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following:

           (1) The Adviser shall determine from time to time what investments and securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested in cash.

           (2) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

           The Adviser agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

       C. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that any person providing investment advisory services to the Portfolios shall be approved in accordance with the provisions of the 1940 Act. Each such sub-adviser is hereinafter referred to as a "Sub-Adviser".

           Notwithstanding the approval of any such Sub-Adviser(s), however, in carrying out its obligations hereunder the Adviser shall in all events:

           (a) determine, either in its sole discretion or jointly with the Sub-Adviser(s), country and regional investment allocation guidelines for the Portfolios, as well as investment hedging guidelines, if any;

           (b) establish and monitor general investment criteria and policies for the Portfolios;

           (c) review investments in the Portfolios on a periodic basis for compliance with the Portfolios' investment objective, policies and restrictions as stated in the Prospectus;

           (d) review on a periodic basis the policies established by the Sub-Adviser(s) for the Portfolios with respect to the placement of orders for the purchase and sale of Portfolios securities;

           (e) review, monitor, analyze and report to the Board of Trustees on the performance of the Sub-Adviser(s);

           (f) furnish to the Board of Trustees or the Sub-Adviser(s), reports, statistics and economic information as may be requested; and

           (g) recommend, either in its sole discretion or in conjunction with the Sub-Adviser(s), potential changes in investment policy.

    2. PORTFOLIO TRANSACTIONS. The Adviser shall place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolios' Registration Statement and Prospectus or as the Board of Trustees may direct from time to time, in conformity with federal securities laws. In providing the Portfolios with investment advisory services, the Adviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that it is desirable for the Portfolios that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at higher cost to the Portfolios than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Portfolios with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser (or a Sub-Adviser) in connection with the Adviser's (or Sub-Adviser's) services to other clients.

       On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolios as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Portfolios and to such other clients.

    3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved.

       All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

    4. OTHER EXPENSES. The Adviser shall pay all expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, and sales literature to prospective clients to the extent these expenses are not borne by the Trust under a distribution plan adopted pursuant to Rule 12b-1.

    5. EXCESS EXPENSES. If the expenses for the Portfolios for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares of the Portfolios are qualified for offer and sale, the Adviser shall bear such excess cost.

       However, the Adviser shall not bear expenses of the Portfolios which would result in the Portfolios' inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to
       Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

    6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

    7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered promptly to the Trust on request.

    9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission by the Adviser or by any Sub-Adviser in carrying out its duties hereunder or under any sub-investment advisory agreement, except a loss resulting from the Adviser's own willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard by the Adviser of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents (but not the Sub-Adviser) of the Adviser as well as that corporation itself).

    10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

    11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof with respect to the Portfolios listed in the recitals, and with respect to any additional Portfolios added pursuant to
       Section 1 hereof, on the date of receipt by the Trust of notice from the Adviser in accordance with said Section that the Adviser is willing to serve as investment adviser with respect to such Portfolios, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1 hereof) has been approved by the shareholders of the Portfolios in accordance with the requirements of the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect with respect to each Portfolio for two years. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular Portfolio for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio; provided, however, that if the shareholders of the Portfolio fail to approve the continuation of its Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

       This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

       As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    12. AMENDMENT. The terms or provisions of this Agreement may be amended, modified or waived in writing if such amendment, modification or waiver is approved by the affirmative vote or action by written consent of the Board of Trustees of the Trust and by the Adviser in accordance with the 1940 Act; provided, that an amendment, modification or waiver shall also be approved by the shareholders of the Trust if shareholder approval is required by the 1940 Act and the rules and regulations thereunder.

    13. NOTICE. Any notice required or permitted to be given by either party to the other shall be delivered or mailed: if to the Trust, at One Freedom Valley Drive, Oaks, PA 19456 and if to the Adviser: at 101 Federal Street, Boston, MA 02109. Either party may change its address for notices hereunder by giving notice of such change to the other party in accordance with this Section 13.

    14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    15. GOVERNING LAW. This Agreement shall be construed in accordance with laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

    IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

THE PILLAR FUNDS                FLEET INVESTMENT ADVISORS, INC

By:                             By:
   ------------------------     ---------------------------

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                           DATED             BETWEEN
                                THE PILLAR FUNDS
                                      AND
                         FLEET INVESTMENT ADVISORS INC.

    Pursuant to Article 3, the Trust shall pay the Advisor compensation at an annual rate as follows:

PORTFOLIO                                                     FEE (IN BASIS POINTS)
---------                                                     ---------------------
Balanced Fund...............................................          0.75%
Equity Growth Fund..........................................          0.75%
Equity Income Fund..........................................          0.75%
Equity Index Fund...........................................          0.75%
Equity Value Fund...........................................          0.75%
Fixed Income Fund...........................................          0.60%
High Yield Bond Fund........................................          0.60%
Institutional Select Money Market Fund......................          0.10%
Intermediate-Term Government Securities Fund................          0.60%
International Equity Fund...................................          1.00%
Mid Cap Fund................................................          0.75%
New Jersey Municipal Securities Fund........................          0.60%
Pennsylvania Municipal Securities Fund......................          0.60%
Prime Obligation Money Market Fund..........................          0.35%
Tax-Exempt Money Market Fund................................          0.35%
U.S. Treasury Securities Money Market Fund..................          0.35%
U.S. Treasury Securities Plus Money Market Fund.............          0.15%

                                 APPENDIX III:
                               FORM OF INVESTMENT
                             SUB-ADVISORY AGREEMENT

                                THE PILLAR FUNDS
                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

    AGREEMENT made as of             , 2001 between FLEET INVESTMENT ADVISORS
INC., a New York corporation (the "Adviser"), and OECHSLE INTERNATIONAL
ADVISORS, LLC, a             (the "Sub-adviser").

    WHEREAS, The International Equity Fund (the "Fund") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is an individual investment portfolio of The Pillar Funds (the "Trust");

    WHEREAS, the Adviser has been appointed investment adviser to the Fund;

    WHEREAS, the Adviser desires to retain the Sub-adviser to assist it in the provision of a continuous investment program for the Fund, and the Sub-adviser is willing to do so;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. APPOINTMENT. The Adviser hereby appoints the Sub-adviser to act as sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Fund pertaining to the Fund. Intending to be legally bound, the Sub-adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

    2. SUB-ADVISORY SERVICES. Subject to the supervision of the Trust's Board of Trustees, the Sub-adviser will assist the Adviser in providing a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectuses and statements of additional information and resolutions of the Trust's Board of Trustees applicable to the Fund.

       Without limiting the generality of the foregoing, the Sub-adviser further agrees that it will:

       (a) prepare, subject to the Adviser's approval, lists of foreign countries for investment by the Fund and determine from time to time what securities and other investments will be purchased, retained or sold for the Fund, including, with the assistance of the Adviser, the Fund's investments in futures and forward currency contracts;

       (b) manage in consultation with the Adviser the Fund's temporary investments in securities;

       (c) place orders for the Fund either directly with the issuer or with any broker or dealer;

       (d) provide the Adviser with foreign broker research, a quarterly review of Asian economic and investment developments, and occasional reports on Asian investment issues;

       (e) attend regular business and investment-related meetings with the Fund's Board of Trustees and the Adviser if requested to do so by the Fund and/or the Adviser; and

       (f) maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

    3. COVENANTS BY SUB-ADVISER. The Sub-adviser agrees with respect to the services provided to the Fund that:

       (a) the Sub-adviser will conform with all Rules and Regulations of the Securities and Exchange Commission ("SEC") applicable to it.

       (b) the Sub-adviser will use the same skill and care in providing such services as it uses in providing services to other investment companies.

       (c) the Sub-adviser will telecopy trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-adviser or any affiliate of the Sub-adviser exercises investment discretion. The Sub-adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-adviser to the Fund and to the Trust.

       (d) the Sub-adviser will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund).

       (e) the Sub-adviser will notify the Fund of any change in its membership within a reasonable time after such change.

    4.  SERVICES NOT EXCLUSIVE.

       (a) The services furnished by the Sub-adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-adviser or any affiliated person (as defined in the 1940 Act) of the Sub-adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; PROVIDED, HOWEVER, that the Sub-adviser agrees that it will not undertake any activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

       (b) Nothing contained herein, however, shall prohibit the Sub-adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund.

    5.  PORTFOLIO TRANSACTIONS.

       (a) Investment decisions for the Fund shall be made by the Sub-adviser independently from those for any other investment companies and accounts advised or managed by the Sub-adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

       (b) Except to the extent permitted by the SEC or by applicable law, portfolio securities will not be purchased from or sold to the Adviser, the Sub-adviser, the Fund's distributor (the "Distributor"), or any affiliated person of either the Fund, the Adviser, the Sub-adviser, or the Distributor.

    6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    7. EXPENSES. During the term of this Agreement, the Sub-adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

    8. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Adviser will pay the Sub-adviser and the Sub-adviser will accept as full compensation therefor fees, computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Fund up to and including $50 million; 0.45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and 0.30% of the average daily net assets of the Fund in excess of $150 million.

    9. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-adviser in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

    10. REFERENCE TO THE SUB-ADVISER. Neither the Adviser nor any affiliate or agent of it shall make reference to or use the name of the Sub-adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Fund with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

    11. DURATION AND TERMINATION. This Agreement shall become effective on the date of the commencement of the Fund, provided that the Board of Trustees of the Trust has previously approved the Agreement in accordance with the requirements of the 1940 Act. Unless sooner terminated as provided
       herein, this Agreement shall continue in effect until             .
       Thereafter if not terminated, this Agreement shall continue in effect for
       successive twelve-month periods ending on             , PROVIDED such
       continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement, or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or by the Fund (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) on 60 days' written notice to the Sub-adviser (which notice may be waived by the party entitled to receive the same) and will automatically terminate upon the termination of the Advisory Agreement between the Adviser and the Fund with respect to the Fund. This Agreement may be terminated by the Sub-adviser at any time, without payment of any penalty, on 60 days' written notice to the Fund and the Adviser (which notice may be waived by the party entitled to receive the same). This Agreement will automatically terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms in the 1940 Act.)

    12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally. A provision of this Agreement may only be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Fund until approved by the vote of a majority of the outstanding voting securities of the Fund.

    13. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                             To the Sub-adviser at:

                             Oechsle International Advisors, LLC
                             One International Place, 23rd Floor
                             Boston, MA 02110

                             To the Adviser at:

                             100 Federal Street
                             Boston, MA 02110
                             Attention: Keith T. Banks

                             To the Fund at:

                             The Pillar Funds
                             101 Federal Street
                             Boston, MA 02110

    14. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Massachusetts law.

    15. LIMITATION OF LIABILITY. The obligations of the Fund and the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Fund personally, but bind only the property of the Fund, and all persons dealing with any class of shares of the Fund must look solely to the property of the Fund belonging to such class for the enforcement of any claims against the Fund.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                       FLEET INVESTMENT ADVISORS INC.

                                                       By:
                                                              --------------------------------------

                                                       Name:

                                                       Title: PRESIDENT

                                                       OECHSLE INTERNATIONAL ADVISORS, LLC

                                                       By:
                                                              --------------------------------------

                                                       Name:

                                                       Title:

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 1-800 932-7782

                                 THE GALAXY FUND
                               4400 COMPUTER DRIVE
                    WESTBOROUGH, MASSACHUSETTS 01581-5108
                                 1-877 289-4252


                       STATEMENT OF ADDITIONAL INFORMATION

     (JULY 19, 2001 SPECIAL MEETING OF SHAREHOLDERS OF THE PILLAR FUNDS)


      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated
May 16, 2001 ("Combined Proxy Statement/Prospectus") for the Special
Meeting of Shareholders of The Pillar Funds to be held on July 19, 2001. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by writing or calling The Pillar Funds or The Galaxy Fund at the addresses or telephone numbers set forth above.

      Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

      INCORPORATION OF DOCUMENTS BY REFERENCE INTO STATEMENT OF ADDITIONAL
INFORMATION:

      Further information about the Class III Shares of the Galaxy Institutional Treasury Money Market Fund and Class I Shares of the Institutional Money Market Fund is contained in and incorporated herein by reference to the Statement of Additional Information for such Funds dated February 28, 2001.

      Further information about the Retail A Shares and Trust Shares of the Galaxy U.S. Treasury Money Market, Galaxy Money Market and Galaxy Tax-Exempt Money Market Funds and Retail B Shares of the Galaxy Money Market Fund is contained in and incorporated herein by reference to the Statement of Additional Information for such Funds dated February 28, 2001.

      Further information about the Retail A Shares and Trust Shares of the Galaxy Intermediate Government Income and Galaxy High Quality Bond Funds and Retail B Shares of the Galaxy High Quality Bond Fund is contained in and incorporated herein by reference to the Statement of Additional Information for such Funds dated February 28, 2001.

      Further information about the Retail A Shares and Trust Shares of the Galaxy New Jersey Municipal Bond Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Fund dated February 28, 2001.

      Further information about the Retail A Shares, Retail B Shares and Trust Shares of the Galaxy Asset Allocation, Galaxy Equity Income and Galaxy International Equity Funds and Trust Shares of the Galaxy Growth Fund II is contained in and incorporated herein by reference to the Statement of Additional Information for such Funds dated February 28, 2001.

      Further information about Shares of the Pillar U.S. Treasury Securities Plus Money Market and Pillar Institutional Select Money Market Funds, Class I Shares of the Pillar Mid Cap Fund, Class A Shares and Class I Shares of the Pillar U.S. Treasury Securities Money Market, Pillar Tax-Exempt Money Market, Pillar Intermediate-Term Government Securities and Pillar New Jersey Municipal Securities Funds, and Class A Shares, Class B Shares and Class I Shares of the Pillar Prime Obligation Money Market, Pillar Fixed Income, Pillar Balanced, Pillar Equity Income, Pillar Equity Value, Pillar Equity Growth and Pillar International Equity Funds is contained in and incorporated herein by reference to the Statement of Additional Information for such Funds dated April 30, 2001.

      The audited financial statements and related Reports of Independent Auditors included in the Annual Reports for the year ended October 31, 2000 for the Galaxy U.S. Treasury Money Market, Galaxy Institutional Treasury Money Market, Galaxy Money Market, Galaxy Institutional Money Market, Galaxy Tax-Exempt Money Market, Galaxy Intermediate Government Income, Galaxy High Quality Bond, Galaxy New Jersey Municipal Bond, Galaxy Asset Allocation, Galaxy Equity Income, Galaxy Growth II, and Galaxy International Equity Funds are incorporated herein by reference. No other parts of the Annual Reports are incorporated herein by reference.

      The audited financial statements and related Report of Independent Accountants included in the Annual Report for the year ended December 31, 2000 for the Pillar U.S. Treasury Securities Money Market, Pillar U.S. Treasury Securities Plus Money Market, Pillar Prime Obligation Money Market, Pillar Institutional Select Money Market, Pillar Tax-Exempt Money Market, Pillar Intermediate-Term Government Securities, Pillar Fixed Income, Pillar New Jersey Municipal Securities, Pillar Balanced, Pillar Equity Income , Pillar Equity Value, Pillar Equity Growth, Pillar Mid Cap and Pillar International Equity Funds are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

      The date of this Statement of Additional Information is May 16, 2001.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information......................................................... 1

PRO FORMA Financial Information............................................. 1

GENERAL INFORMATION

     The Reorganization contemplates the transfer of substantially all of the assets and liabilities of each Pillar Fund (other than the Pillar Equity Index Fund and Pillar High Yield Bond Fund) to a Corresponding Galaxy Fund in exchange for shares of designated classes of the Corresponding Galaxy Fund. The shares issued by a Galaxy Fund will have an aggregate value equal to the aggregate value of the shares of the respective corresponding Pillar Fund that were outstanding immediately before the effective time of the Reorganization. At the same time that certain Pillar Funds are being reorganized into The Galaxy Fund, it is expected that, subject to shareholder approval, the Pillar Equity Index Fund will be reorganized into a corresponding portfolio of Galaxy Fund II.
In addition, it is expected that the Pillar High Yield Bond Fund will be liquidated.

     After the transfer of substantially all of their assets and liabilities in exchange for the Galaxy Fund shares, each Pillar Fund will distribute the shares to their shareholders in liquidation of such Pillar Fund. Each shareholder owning shares of a particular Pillar Fund at the effective time of the Reorganization will receive shares from its Corresponding Galaxy Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Pillar Funds. The Corresponding Galaxy Fund will establish an account for each former shareholder of the Pillar Funds reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts maintained by The Pillar Funds for each shareholder. Upon completion of the Reorganization with respect to all Pillar Funds, all outstanding shares of the Pillar Funds will have been redeemed and cancelled in exchange for shares distributed by its Corresponding Galaxy Fund. Once the Reorganization and liquidation are completed, The Pillar Funds will wind up its affairs and be deregistered as an investment company under the 1940 Act and terminated under Massachusetts law.

     For further information about the transaction, see the Combined Proxy Statement/ Prospectus.

PRO FORMA FINANCIAL INFORMATION

             INTRODUCTORY NOTE TO PRO FORMA FINANCIAL INFORMATION

     The following unaudited PRO FORMA information gives effect to the proposed transfer of the assets and liabilities of the Pillar Funds to the Corresponding Galaxy Funds, accounted for as if each transfer had occurred as of October 31, 2000. In addition, each pro-forma combined statement has been prepared based upon the proposed fee and expense structure of the applicable Corresponding Galaxy Fund.

     Under the proposed agreement and plan of reorganization, each Pillar Fund will be reorganized into the Galaxy Fund listed directly opposite such Pillar Fund in the table below. Those Pillar Funds reorganizing into shell Galaxy Funds are printed in bold text.



PILLAR FUND                                         GALAXY FUND
-----------                                         -----------
U.S. Treasury Securities Money Market Fund          U.S. Treasury Money Market Fund
U.S. Treasury Securities Plus Money Market Fund     Institutional Treasury Money Market Fund
Prime Obligation Money Market Fund                  Money Market Fund
Institutional Select Money Market Fund              Institutional Money Market Fund
Tax Exempt Money Market Fund                        Tax Exempt Money Market Fund

PILLAR FUND                                         GALAXY FUND
-----------                                         -----------
Intermediate-Term Government Securities Fund        Intermediate Government Income Fund
Fixed Income Fund                                   High Quality Bond Fund
New Jersey Municipal Securities Fund                New Jersey Municipal Bond Fund
PENNSYLVANIA MUNICIPAL SECURITIES FUND              Pennsylvania Municipal Bond Fund
Balanced Fund                                       Asset Allocation Fund
Equity Income Fund                                  Equity Income Fund
EQUITY VALUE FUND                                   Large Cap Value Fund
EQUITY GROWTH FUND                                  Large Cap Growth Fund
Mid Cap Fund                                        Growth Fund II
International Equity Fund                           International Equity Fund


     PRO FORMA financial information has not been prepared for the reorganization of (1) the Pillar Pennsylvania Municipal Securities Fund into the Galaxy Pennsylvania Municipal Bond Fund; (2) the Pillar Equity Value Fund into the Galaxy Large Cap Value Fund; and (3) the Pillar Equity Growth Fund into the Galaxy Large Cap Growth Fund because in each of these cases, the Pillar Fund is being reorganized into a newly organized Galaxy Fund that is being created to continue the operations of such Pillar Fund. PRO FORMA financial information also has not been prepared for the reorganization of (1) the Pillar U.S. Treasury Securities Plus Money Market Fund into the Galaxy Institutional Treasury Money Market Fund; (2) the Pillar Intermediate-Term Government Securities Fund into the Galaxy Intermediate Government Income Fund; (3) the Pillar Balanced Fund into the Galaxy Asset Allocation Fund; (4) the Pillar Mid Cap Fund into the Galaxy Growth Fund II; and (5) the Pillar International Equity Fund into the Galaxy International Equity Fund because in each case the net asset value of the Pillar Fund being reorganized does not exceed 10% of its Corresponding Galaxy Fund's net asset value and, therefore, PRO FORMA financial statements are not required.

     The PRO FORMA financial information should be read in conjunction with the historical financial statements and notes thereto of the Pillar Funds and Galaxy Funds incorporated herein by reference into this Statement of Additional Information. Each combination of the Pillar Funds and Galaxy Funds will be accounted for as a tax-free reorganization.

                     GALAXY U.S. TREASURY MONEY MARKET FUND
                PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 2000


  PAR VALUE                           DESCRIPTION                             VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PILLAR
   GALAXY              PILLAR                                                     GALAXY         U.S. TREASURY
U.S. TREASURY       U.S. TREASURY                                              U.S. TREASURY       SECURITIES
MONEY MARKET      SECURITIES MONEY                                              MONEY MARKET      MONEY MARKET         PRO FORMA
    FUND             MARKET FUND             PRO FORMA COMBINED                    FUND              FUND               COMBINED
-----------------------------------------------------------------------------------------------------------------------------------


              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 76.66%

                                 U.S. TREASURY BILLS - 36.95% (A)


   50,000,000              -     50,000,000 6.07%, 11/09/2000                  $    49,932,556   $            -     $   49,932,556
   50,000,000              -     50,000,000 6.10%, 11/09/2000                       49,932,278                -         49,932,278
   20,000,000              -     20,000,000 6.08%, 11/16/2000                       19,949,292                -         19,949,292
   25,000,000              -     25,000,000 6.12%, 11/16/2000                       24,936,250                -         24,936,250
   20,000,000              -     20,000,000 5.90%, 12/07/2000                       19,880,600                -         19,880,600
   50,000,000              -     50,000,000 5.90%, 12/07/2000                       49,701,499                -         49,701,499
   50,000,000              -     50,000,000 6.01%, 12/07/2000                       49,699,500                -         49,699,500
   50,000,000              -     50,000,000 5.90%, 12/14/2000                       49,644,055                -         49,644,055
   35,000,000              -     35,000,000 6.10%, 12/14/2000                       34,744,986                -         34,744,986
   75,000,000              -     75,000,000 5.91%, 12/21/2000                       74,378,126                -         74,378,126
   50,000,000              -     50,000,000 6.27%, 12/21/2000                       49,564,582                -         49,564,582
   25,000,000              -     25,000,000 6.38%, 12/21/2000                       24,778,472                -         24,778,472
   50,000,000              -     50,000,000 6.02%, 12/28/2000                       49,523,812                -         49,523,812
   50,000,000              -     50,000,000 6.05%, 01/04/2001                       49,462,222                -         49,462,222
   30,000,000              -     30,000,000 6.05%, 01/11/2001                       29,642,338                -         29,642,338
   35,000,000              -     35,000,000 6.16%, 01/11/2001                       34,575,134                -         34,575,134
  100,000,000              -    100,000,000 6.11%, 01/18/2001                       98,676,168                -         98,676,168
   60,000,000              -     60,000,000 6.16%, 01/25/2001                       59,128,041                -         59,128,041
                                                                              ----------------------------------------------------
                                                                                   818,149,911                -        818,149,911
                                                                              ----------------------------------------------------


                                 U.S. TREASURY NOTES - 20.51%


            -     50,000,000     50,000,000 5.75%, 11/15/2000                                -       49,988,422         49,988,422
   15,000,000     35,000,000     50,000,000 4.63%, 11/30/2000                       14,978,520       34,952,073         49,930,593
            -     20,000,000     20,000,000 4.63%, 12/31/2000                                -       19,948,030         19,948,030
            -    170,000,000    170,000,000 5.50%, 12/31/2000                                -      169,736,935        169,736,935
   50,000,000              -     50,000,000 5.25%, 01/31/2001                       49,860,695                -         49,860,695
            -     50,000,000     50,000,000 5.38%, 02/15/2001                                -       49,870,813         49,870,813
   15,000,000              -     15,000,000 5.00%, 02/28/2001                       14,935,310                -         14,935,310
            -     50,000,000     50,000,000 4.88%, 03/31/2001                                -       49,703,585         49,703,585
                                                                               ----------------------------------------------------
                                                                                    79,774,525      374,199,858        453,974,383
                                                                               ----------------------------------------------------

                                 FEDERAL HOME LOAN BANK - 17.22%


  118,312,000              -    118,312,000 6.45%, 11/01/2000 (A)                  118,312,000                -        118,312,000
   10,000,000              -     10,000,000 5.38%, 03/02/2001                        9,965,011                -          9,965,011
   35,000,000              -     35,000,000 6.38%, 03/13/2001                       34,984,811                -         34,984,811
   23,250,000              -     23,250,000 5.19%, 03/29/2001                       23,132,277                -         23,132,277
    5,000,000              -      5,000,000 6.88%, 04/16/2001 (B)                    5,000,000                -          5,000,000
   50,000,000              -     50,000,000 6.43%, 07/20/2001 (B)                   49,978,548                -         49,978,548
   25,000,000              -     25,000,000 6.43%, 08/15/2001 (B)                   24,986,505                -         24,986,505
   50,000,000              -     50,000,000 6.46%, 08/17/2001 (B)                   49,972,961                -         49,972,961
   50,000,000              -     50,000,000 6.46%, 09/28/2001 (B)                   49,977,936                -         49,977,936
   15,000,000              -     15,000,000 6.55%, 10/19/2001 (B)                   14,990,127                -         14,990,127
                                                                               ----------------------------------------------------
                                                                                   381,300,176                -        381,300,176
                                                                               ----------------------------------------------------

                                 FEDERAL FARM CREDIT BANK - 1.17%


    6,000,000              -       6,000,000 5.13%, 04/02/2001                       5,967,182                -          5,967,182
    5,000,000              -       5,000,000 6.87%, 05/07/2001, MTN (B)              4,999,527                -          4,999,527
   15,000,000              -      15,000,000 6.44%, 10/24/2001 (B)                  14,997,121                -         14,997,121
                                                                               ----------------------------------------------------
                                                                                    25,963,830                -         25,963,830
                                                                               ----------------------------------------------------

                                 STUDENT LOAN MARKETING ASSOCATION - 0.81%

    3,950,000              -       3,950,000 6.63%, 03/07/2001 (B)                   3,946,842                -          3,946,842
   10,000,000              -      10,000,000 6.85%, 03/12/2001, MTN (B)              9,998,972                -          9,998,972
    4,000,000              -       4,000,000 5.18%, 05/18/2001, MTN                  3,999,770                -          3,999,770
                                                                               ----------------------------------------------------
                                                                                    17,945,584                -         17,945,584
                                                                               ----------------------------------------------------


                                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS     1,323,134,026      374,199,858      1,697,333,884
                                                                               ----------------------------------------------------

                  See Note to Pro Forma Financial Statements





                                                                                  -------------------------------------------------
               REPURCHASE AGREEMENTS - 24.31%

                                      Repurchase Agreement with:

            -    211,038,746     211,038,746 Barclays Bank
                                             6.49%, 11/01/2000, dated 10/31/2000             -      211,038,746    211,038,746
            -      1,950,041       1,950,041 J.P. Morgan
                                             6.49%, 11/01/2000, dated 10/31/2000             -        1,950,041      1,950,041
            -     20,675,100      20,675,100 Lehman Brothers
                                             6.49%, 11/01/2000, dated 10/31/2000             -       20,675,100     20,675,100
            -     58,990,237      58,990,237 Merrill Lynch
                                             6.49%, 11/01/2000, dated 10/31/2000             -       58,990,237     58,990,237
            -     42,117,262      42,117,262 Morgan Stanley
                                             6.49%, 11/01/2000, dated 10/31/2000             -       42,117,262     42,117,262

            -     42,993,395      42,993,395 Prudential
                                             6.49%, 11/01/2000, dated 10/31/2000             -       42,993,395     42,993,395

            -    160,378,356     160,378,356 SBC Warburg
                                             6.49%, 11/01/2000, dated 10/31/2000             -      160,378,356    160,378,356
                                                                                  -------------------------------------------------

                                      TOTAL REPURCHASE AGREEMENTS                            -      538,143,137    538,143,137
                                                                                  -------------------------------------------------

                                      TOTAL INVESTMENTS - 100.97%
                                         (COST $1,323,134,026, $912,342,995,
                                          $2,235,477,021)                         1,323,134,026     912,342,995      2,235,477,021
                                                                                  -------------------------------------------------

                                      NET OTHER ASSETS AND LIABILITIES - (0.97)%    (22,827,823)      1,277,944        (21,549,879)
                                                                                  -------------------------------------------------

                                      NET ASSETS - 100.00%                        $1,300,306,203   $913,620,939      $2,213,927,142
                                                                                  =================================================


--------------------------------------
(A) Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 2000.
MTN - Medium Term Note


                         See Notes to Pro Forma Financial Statements

                        GALAXY U.S. TREASURY MONEY MARKET FUND
                  PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND
           PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 OCTOBER 31, 2000


                                                            ----------------------------------------------------------------
                                                                                PILLAR
                                                                GALAXY       U.S. TREASURY
                                                             U.S. TREASURY    SECURITIES                      PRO FORMA
                                                             MONEY MARKET    MONEY MARKET     PRO FORMA        COMBINED
                                                                 FUND            FUND        ADJUSTMENTS       (NOTE 1)
                                                            ----------------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                                $1,323,134,026  $  374,199,857  $           -  $ 1,697,333,883
          Repurchase agreements                                           -     538,143,138              -      538,143,138
                                                            ----------------------------------------------------------------
              Total Investments at Value                      1,323,134,026     912,342,995              -    2,235,477,021

      Cash                                                              450               -              -              450
      Receivable for shares sold                                  8,514,549               -              -        8,514,549
      Interest and dividends receivable                           3,120,437       9,447,165              -       12,567,602
      Other assets                                                        -          31,911              -           31,911
                                                            ----------------------------------------------------------------
              Total Assets                                    1,334,769,462     921,822,071              -    2,256,591,533

LIABILITIES:
      Dividends payable                                           2,339,809       4,453,686              -        6,793,495
      Payable for investments purchased                          24,778,472               -              -       24,778,472
      Payable for shares repurchased                              6,593,098               -              -        6,593,098
      Advisory fee payable                                          418,732         270,969              -          689,701
      Payable to Fleet affiliates                                    61,363               -              -           61,363
      Administration fee payable                                    152,103         154,561              -          306,664
      Trustees' fees and expenses payable                            45,043               -              -           45,043
      Payable to custodian                                                -       3,118,504              -        3,118,504
      Reorganization Cost*                                                -               -        253,993          253,993
      Accrued expenses and other payables                            74,639         203,412              -          278,051
                                                            ----------------------------------------------------------------
              Total Liabilities                                  34,463,259       8,201,132        253,993       42,918,384

NET ASSETS                                                  $ 1,300,306,203  $  913,620,939  $    (253,993) $ 2,213,673,149
                                                            ================================================================

NET ASSETS CONSISTS OF:
      Paid-in capital                                       $ 1,299,956,758  $  913,629,250  $           -  $ 2,213,586,008
      Undistributed (overdistributed) net investment
      income                                                        316,537           2,016       (253,993)          64,560
      Accumulated net realized gain on investments
      sold                                                           32,908         (10,327)             -           22,581
                                                            ----------------------------------------------------------------
TOTAL NET ASSETS                                            $ 1,300,306,203  $  913,620,939  $    (253,993)  $ 2,213,673,149
                                                            ================================================================

Net Assets by Class:
          Retail A Shares / Class A Shares                  $   544,741,284  $  175,960,396  $     (48,952)  $   720,652,728
                                                            ================================================================
          Trust Shares / Class I Shares                         510,814,745     737,660,544       (205,041)    1,248,270,247
                                                            ================================================================
          BKB Shares                                            244,750,174       N/A                    -      244,750,174
                                                            ================================================================

Shares of beneficial interest outstanding:
          Retail A Shares / Class A Shares                      544,545,631     176,082,899              -     720,628,530
                                                            ================================================================
          Trust Shares / Class I Shares                         510,661,544     737,546,351                   1,248,207,895
                                                            ================================================================
          BKB Shares                                            244,747,588         N/A                         244,747,588
                                                            ================================================================

Net Asset Value, Retail A Shares / Class A Shares           $          1.00  $         1.00                  $         1.00
                                                            ================================================================
Net Asset Value, Trust Shares / Class I Shares              $          1.00  $         1.00                  $         1.00
                                                            ================================================================
Net Asset Value, BKB Shares                                 $          1.00        N/A                       $         1.00
                                                            ================================================================



* Reorganization cost will be applied to the Pillar fund before the fund is merged into the Galaxy fund, except that Fleet Advisors or an affiliate will bear these costs to the extent they result in a decrease in the per share net asset value of the Pillar fund.

                         See Notes to Pro Forma Financial Statements

                             GALAXY U.S. TREASURY MONEY MARKET FUND
                      PILLAR U.S. TREASURY SECURITIES MONEY MARKET FUND
                    PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                      OCTOBER 31, 2000



                                                             ----------------------------------------------------------------------
                                                                GALAXY
                                                                 U.S.            PILLAR
                                                               TREASURY       U.S. TREASURY                            PRO FORMA
                                                             MONEY MARKET   SECURITIES MONEY         PRO FORMA           COMBINED
                                                                 FUND          MARKET FUND         ADJUSTMENTS          (NOTE 1)
                                                             ----------------------------------------------------------------------
Investment Income:
      Interest Income                                        $  67,613,513 $        51,073,908 $            -        $  118,687,421
                                                             ----------------------------------------------------------------------
          Total Investment Income                               67,613,513          51,073,908              -           118,687,421
                                                             ----------------------------------------------------------------------
Expenses:
      Investment Advisory Fees                                   4,438,357           3,012,754        (3,706)  (a)        7,447,405
      Administrative Fees                                          822,341           1,706,537    (1,198,713)  (a)        1,330,165
      Custodian Fee                                                 24,246             215,153      (200,000)  (b)           39,399
      Fund Accounting Fee                                          150,229               2,575              -               152,804
      Professional Fees                                             76,567             118,724      (103,000)  (b)           92,291
      Trustee Fees                                                  35,314              13,100        (8,000)  (b)           40,414
      Reports to Shareholders                                       69,816             169,393      (153,000)  (b)           86,209
      Miscellaneous Expenses                                        82,931             100,579              -               183,510
                                                             ----------------------------------------------------------------------
          Subtotal                                               5,699,801           5,338,815    (1,666,419)             9,372,197

      Transfer Agent Fee
          Retail A Shares / Class A Shares                         355,400               8,094              -               363,494
          Trust Shares / Class I Shares                             13,824              56,502       (51,000)                19,326
          BKB Shares                                                91,628                   -              -                91,628
      Shareholder Services Fee                                                                              -
          Retail A Shares / Class A Shares                         553,468             346,904      (187,585)               712,787
          Trust Shares / Class I Shares                                  -                   -              -                     -
          BKB Shares                                                58,439                   -              -                58,439

                                                             ----------------------------------------------------------------------
          Total Expenses Before Waivers/Reimbursements           6,772,560           5,750,315    (1,905,004)            10,617,871

Less Waiver/Reimbursements
      Fund Level Waivers                                           (3,006)            (14,197)         14,197               (3,006)
      Class Specific Waivers/Reimbursements                                                                 -
          Retail A Shares / Class A Shares                               -                   -              -                     -
          Trust Shares / Class I Shares                                  -                   -              -                     -
          BKB Shares                                                     -                   -              -                     -
                                                             ----------------------------------------------------------------------
           Total Waivers/Reimbursements                            (3,006)            (14,197)         14,197              (17,203)

                                                             ----------------------------------------------------------------------
      Net Expenses                                               6,769,554           5,736,118    (1,890,807)            10,600,668
                                                             ----------------------------------------------------------------------

Net Investment Income                                           60,843,959          45,337,790      1,890,807           108,086,753
                                                             ----------------------------------------------------------------------
Net Realized Gain on Investments Sold                               32,908             (8,513)              -                24,395
                                                             ----------------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations         $  60,876,867  $       45,329,277  $   1,890,807        $  108,111,148
                                                             ======================================================================

(a)   Reflects adjustment to the acquiring fund contractual fee level.
(b)   Reflects expected savings when the two funds become one.
(c)   Reflects adjustment to the acquiring fund's voluntary expense limitation.


                    See Notes to Pro Forma Financial Statements

                     Galaxy U.S. Treasury Money Market Fund
                Pillar U.S. Treasury Securities Money Market Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2000, the Trust offered thirty-seven managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 2000 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1999. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 2000 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Pillar U.S. Treasury Securities Money Market Fund in exchange for Retail A and Trust shares of Galaxy U.S. Treasury Money Market Fund (formerly known as U.S. Treasury Fund). Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Pillar U.S. Treasury Securities Money Market Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 2000, the Galaxy U.S. Treasury Money Market Fund's investment advisory fee was computed based on the annual rate of 0.40% of the first $750 million of its average daily net assets plus 0.35% of the net assets in excess of $750 million. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, 0.0575% of the next $3 billion and 0.0525% of the combined average daily net assets in excess of $21 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.10% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions.


2.       Portfolio Valuation

The Galaxy U.S. Treasury Money Market Fund values its securities utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Pillar U.S. Treasury Securities Money Market Fund utilizes the same method for determining portfolio valuation.

                     Galaxy U.S. Treasury Money Market Fund
                Pillar U.S. Treasury Securities Money Market Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)

3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy U.S. Treasury Money Market Fund that would have been issued at October 31, 2000 in connection with the proposed reorganization. The pro forma number of shares outstanding of 2,213,584,013 consists of 913,629,250 shares assumed issued in the reorganization plus 1,299,954,763 shares of the Galaxy U.S. Treasury Money Market Fund at October 31, 2000.

                            GALAXY MONEY MARKET FUND
                 PILLAR PRIME OBLIGATION MONEY MARKET FUND
      PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS (UNAUDITED)
                               OCTOBER 31, 2000

               PAR VALUE              DESCRIPTION                                                 VALUE (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------------
             PILLAR PRIME                                                                          PILLAR PRIME
   GALAXY     OBLIGATION      PRO                                                     GALAXY        OBLIGATION          PRO
   MONEY     MONEY MARKET    FORMA                                                     MONEY       MONEY MARKET        FORMA
MARKET FUND      FUND       COMBINED                                                MARKET FUND        FUND           COMBINED
---------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER (A) - 67.67%

                                       FINANCE - 43.04%

$ 50,000,000  $         - $ 50,000,000 ABB Treasury Center USA
                                       6.60%, 11/15/2000 (C)                       $   49,873,806  $            -  $   49,873,806
 100,000,000            -  100,000,000 ABB Treasury Center USA
                                       6.40%, 12/04/2000 (C)                           99,405,083               -      99,405,083
           -    20,000,000  20,000,000 Abbey National Bank
                                       6.61%, 01/08/2001                                        -      19,750,289      19,750,289
           -    10,000,000  10,000,000 Abbey National Bank
                                       6.50%, 01/29/2001                                        -       9,839,305       9,839,305
           -    20,000,000  20,000,000 ABN AMRO Bank
                                       6.54%, 12/13/2000                                        -      19,847,400      19,847,400
           -    15,000,000  15,000,000 ABN-AMRO Bank
                                       6.57%, 01/24/2001                                        -      14,770,050      14,770,050
  24,000,000             -  24,000,000 AIG Funding, Inc.
                                       6.40%, 12/06/2000                               23,849,267               -      23,849,267
  50,000,000             -  50,000,000 American Express Credit Corp.
                                       6.60%, 11/13/2000                               49,892,000               -      49,892,000
           -    10,000,000  10,000,000 American Express Credit Corp.
                                       6.46%, 12/08/2000                                        -       9,933,606       9,933,606
  50,000,000             -  50,000,000 American Express Credit Corp.
                                       6.60%, 12/14/2000                               49,614,195               -      49,614,195
           -    10,000,000  10,000,000 American General Finance Corp.
                                       6.53%, 01/17/2001                                        -       9,860,331       9,860,331
           -    10,000,000  10,000,000 American General Finance Corp.
                                       6.53%, 01/18/2001                                        -       9,858,517       9,858,517
           -    10,000,000  10,000,000 American Honda Finance
                                       6.48%, 11/21/2000                                        -       9,964,000       9,964,000
           -    20,000,000  20,000,000 ANZ (Delaware)
                                       6.54%, 01/12/2001                                        -      19,738,400      19,738,400
 150,000,000             - 150,000,000 Associates Corp. of North America
                                       6.60%, 11/01/2000                              150,000,000               -     150,000,000
           -    10,000,000  10,000,000 Bank of America Corp.
                                       6.50%, 11/10/2000                                        -       9,983,750       9,983,750
           -    20,000,000  20,000,000 Bank of America Corp.
                                       6.61%, 01/03/2001                                        -      19,768,650      19,768,650
           -    15,000,000  15,000,000 Bank of America Corp.
                                       6.58%, 01/17/2001                                        -      14,788,892      14,788,892
           -    15,000,000  15,000,000 Bank of Nova Scotia
                                       6.48%, 11/06/2000                                        -      14,986,500      14,986,500
           -    10,000,000  10,000,000 Bank of Nova Scotia
                                       6.46%, 12/08/2000                                        -       9,933,606       9,933,606
           -    10,000,000  10,000,000 Bank of Nova Scotia
                                       6.48%, 01/25/2001                                        -       9,847,000       9,847,000
           -    15,000,000  15,000,000 Barclays Bank
                                       6.49%, 11/03/2000                                        -      14,994,592      14,994,592
           -    10,000,000  10,000,000 Bear Stearns Cos., Inc.
                                       6.54%, 12/15/2000                                        -       9,920,067       9,920,067
           -    20,000,000  20,000,000 Bear Stearns Cos., Inc.
                                       6.42%, 03/01/2001                                        -      19,572,000      19,572,000
  66,000,000             -  66,000,000 BellSouth Capital Funding Corp.
                                       6.40%, 11/29/2000 (C)                           65,667,873               -      65,667,873
  50,000,000             -  50,000,000 BellSouth Capital Funding Corp.
                                       6.40%, 12/05/2000 (C)                           49,695,417               -      49,695,417
 100,000,000               100,000,000 BMW U.S. Capital Corp.
                                       6.60%, 11/06/2000                               99,910,000               -      99,910,000
  30,000,000             -  30,000,000 Cargill, Inc.
                                       6.60%, 11/01/2000 (C)                           30,000,000               -      30,000,000
  25,400,000             -  25,400,000 CDC Commercial Paper Corp.
                                       6.40%, 11/01/2000 (C)                           25,400,000               -      25,400,000
  50,000,000             -  50,000,000 CDC Commercial Paper Corp.
                                       6.60%, 11/16/2000 (C)                           49,865,208               -      49,865,208
           -     8,000,000   8,000,000 Centric Capital Corp
                                       6.50%, 11/01/2000                                        -       8,000,000       8,000,000
           -     4,400,000   4,400,000 Centric Capital Corp.
                                       6.60%, 12/19/2000                                        -       4,361,280       4,361,280
           -     4,400,000   4,400,000 Centric Capital Corp.
                                       6.60%, 12/29/2000                                        -       4,353,213       4,353,213
           -     4,300,000   4,300,000 Centric Capital Corp

                 See Notes to Pro Forma Financial Statements

                                       6.55%, 01/10/2001                                        -       4,245,235       4,245,235
           -    10,450,000  10,450,000 Centric Capital Corp.
                                       6.57%, 01/10/2001                                        -      10,316,501      10,316,501
           -    10,000,000  10,000,000 Centric Capital Corp.
                                       6.53%, 01/19/2001                                        -       9,856,703       9,856,703
           -    15,000,000  15,000,000 Ciesco LP
                                       6.47%, 12/01/2000                                        -      14,919,125      14,919,125
           -     5,000,000   5,000,000 Ciesco LP
                                       6.48%, 12/04/2000                                        -       4,970,300       4,970,300
           -    10,000,000  10,000,000 Ciesco LP
                                       6.47%, 12/12/2000                                        -       9,926,314       9,926,314
           -    10,000,000  10,000,000 Deutsche Bank Financial
                                       6.48%, 02/05/2001                                        -       9,827,200       9,827,200
           -    15,000,000  15,000,000 Deutsche Bank Financial
                                       6.49%, 02/05/2001                                        -      14,740,400      14,740,400
           -    20,000,000  20,000,000 Ford Motor Credit Co.
                                       6.62%, 11/01/2000                                        -      20,000,000      20,000,000
           -    15,000,000  15,000,000 Ford Motor Credit Co.
                                       6.49%, 11/17/2000                                        -      14,956,733      14,956,733
 175,000,000             - 175,000,000 Ford Motor Credit Co.
                                       6.60%, 11/20/2000                              174,400,576               -     174,400,576
           -     5,000,000   5,000,000 Galaxy Capital Funding Corp.
                                       6.51%, 12/13/2000                                        -       4,962,025       4,962,025
           -    20,000,000  20,000,000 Galaxy Capital Funding Corp.
                                       6.55%, 02/21/2001                                        -      19,592,444      19,592,444
           -    20,000,000  20,000,000 Galaxy Capital Funding Corp.
                                       6.51%, 03/15/2001                                        -      19,515,367      19,515,367
           -     5,000,000   5,000,000 Galaxy Capital Funding Corp.
                                       6.43%, 04/25/2001                                        -       4,843,715       4,843,715
           -    10,000,000  10,000,000 General Electric Capital Corp.
                                       6.46%, 12/06/2000                                        -       9,937,194       9,937,194
           -    10,000,000  10,000,000 General Electric Capital Corp.
                                       6.53%, 01/08/2001                                        -       9,876,656       9,876,656
  50,000,000             -  50,000,000 General Electric Capital Corp.
                                       6.52%, 01/16/2001                               49,311,778               -      49,311,778
  75,000,000             -  75,000,000 General Electric Capital Corp.
                                       6.60%, 01/17/2001                               73,954,083               -      73,954,083
           -     5,000,000   5,000,000 General Electric Capital Corp.
                                       6.53%, 01/22/2001                                        -       4,925,631       4,925,631
  50,000,000             -  50,000,000 General Electric Capital Corp.
                                       6.53%, 01/25/2001                               49,229,097               -      49,229,097
           -    20,000,000  20,000,000 General Motors Acceptance Corp.
                                       6.62%, 11/01/2000                                        -      20,000,000      20,000,000
  50,000,000             -  50,000,000 General Motors Acceptance Corp.
                                       6.60%, 11/13/2000                               49,892,000               -      49,892,000
 100,000,000            -  100,000,000 General Motors Acceptance Corp.
                                       6.60%, 11/16/2000                               99,729,166               -      99,729,166
           -    15,000,000  15,000,000 General Motors Acceptance Corp.
                                       6.52%, 01/09/2001                                        -      14,812,550      14,812,550
           -    15,000,000  15,000,000 General Motors Acceptance Corp.
                                       6.56%, 01/10/2001                                        -      14,808,667      14,808,667
           -    10,000,000  10,000,000 General Motors Acceptance Corp.
                                       6.53%, 01/22/2001                                        -       9,851,261       9,851,261
           -     5,500,000   5,500,000 Goldman Sachs Group, Inc.
                                       6.49%, 11/13/2000                                        -       5,488,102       5,488,102
           -     5,000,000   5,000,000 Goldman Sachs Group, Inc.
                                       6.51%, 01/19/2001                                        -       4,928,571       4,928,571
           -    10,000,000  10,000,000 Goldman Sachs Group, Inc.
                                       6.56%, 01/19/2001                                        -       9,856,044       9,856,044
           -    20,000,000  20,000,000 Goldman Sachs Group, Inc.
                                       6.54%, 02/16/2001                                        -      19,611,233      19,611,233
           -    20,000,000  20,000,000 International Lease Finance Corp.
                                       6.54%, 01/12/2001                                        -      19,738,400      19,738,400
           -    15,100,000  15,100,000 International Lease Finance Corp.
                                       6.49%, 02/08/2001                                        -      14,830,710      14,830,710
           -    20,000,000  20,000,000 International Lease Finance Corp.
                                       6.48%, 02/15/2001                                        -      19,618,400      19,618,400
           -    15,000,000  15,000,000 Merrill Lynch & Co., Inc.
                                       6.50%, 01/19/2001                                        -      14,786,042      14,786,042
 100,000,000            -  100,000,000 Morgan (J.P.) & Co., Inc.
                                       6.00%, 12/06/2000                               99,370,000               -      99,370,000
 100,000,000            -  100,000,000 Novartis Finance Corp.
                                       6.00%, 11/02/2000 (C)                           99,982,028               -      99,982,028
           -    10,000,000  10,000,000 Paccar Financial Corp.
                                       6.50%, 11/03/2000                                        -       9,996,389       9,996,389
           -    10,000,000  10,000,000 Paccar Financial Corp.
                                       6.48%, 11/20/2000                                        -       9,965,800       9,965,800
           -     7,650,000   7,650,000 Paccar Financial Corp.
                                       6.46%, 12/28/2000                                        -       7,571,753       7,571,753
           -    20,000,000  20,000,000 Societe Generale
                                       6.50%, 02/02/2001                                        -      19,664,167      19,664,167

                 See Notes to Pro Forma Financial Statements

           -    15,000,000  15,000,000 Societe Generale
                                       6.48%, 04/09/2001                                        -      14,570,700      14,570,700
 113,300,000             - 113,300,000 Toyota Motor Credit Corp.
                                       6.60%, 11/09/2000 (C)                          113,136,596               -     113,136,596
           -    16,500,000  16,500,000 Toyota Motor Credit Corp.
                                       6.47%, 11/20/2000                                        -      16,443,657      16,443,657
  50,000,000             -  50,000,000 Toyota Motor Credit Corp.
                                       6.60%, 11/21/2000 (C)                           49,820,000               -      49,820,000
           -     5,000,000   5,000,000 Transamerica Finance Corp.
                                       6.49%, 11/07/2000                                        -       4,994,592       4,994,592
           -    12,000,000  12,000,000 Transamerica Finance Corp.
                                       6.45%, 12/06/2000                                        -      11,924,750      11,924,750
           -    20,000,000  20,000,000 Transamerica Finance Corp.
                                       6.49%, 12/12/2000                                        -      19,852,172      19,852,172
 175,000,000             - 175,000,000 UBS Finance (DE) LLC
                                       6.60%, 11/01/2000                              175,000,000               -     175,000,000
           -    10,000,000  10,000,000 USAA Capital Corp.
                                       6.46%, 12/06/2000                                        -       9,937,194       9,937,194
           -     6,650,000   6,650,000 USAA Capital Corp.
                                       6.50%, 01/26/2001                                        -       6,546,740       6,546,740
  50,000,000             -  50,000,000 Verizon Global Funding Corp.
                                       6.50%, 11/03/2000                               49,981,944               -      49,981,944
  35,000,000             -  35,000,000 Verizon Global Funding Corp.
                                       6.60%, 11/06/2000                               34,968,160               -      34,968,160
           -    10,000,000  10,000,000 Verizon Global Funding Corp.
                                       6.46%, 12/07/2000                                        -       9,935,400       9,935,400
           -     4,000,000   4,000,000 Verizon Global Funding Corp.
                                       6.47%, 12/07/2000                                        -       3,974,120       3,974,120
           -     6,200,000   6,200,000 Verizon Global Funding Corp.
                                       6.52%, 01/24/2001                                        -       6,105,677       6,105,677
                                                                                  -----------------------------------------------
                                                                                    1,861,948,277     771,296,082   2,633,244,359
                                                                                  -----------------------------------------------
                                       CONSUMER STAPLES - 13.33%

           -    20,000,000  20,000,000 Archer Daniels Midland
                                       6.44%, 03/14/2001                                        -      19,524,155      19,524,155
           -    10,000,000  10,000,000 American Home Products Corp.
                                       6.47%, 11/13/2000                                        -       9,978,433       9,978,433
  50,000,000             -  50,000,000 Bayer Corp.
                                       6.00%, 11/09/2000 (C)                           49,928,000               -      49,928,000
  60,000,000             -  60,000,000 Bayer Corp.
                                       6.40%, 12/19/2000 (C)                           59,482,400               -      59,482,400
  15,000,000             -  15,000,000 Coca-Cola Co.
                                       6.47%, 11/06/2000                               14,986,521               -      14,986,521
  50,000,000             -  50,000,000 Coca-Cola Co.
                                       6.40%, 12/04/2000                               49,703,917               -      49,703,917
  30,000,000             -  30,000,000 Colgate Palmolive Co.
                                       6.40%, 11/17/2000 (C)                           29,913,733               -      29,913,733
  50,000,000             -  50,000,000 DaimlerChrysler NA Holdings Corp.
                                       6.48%, 11/09/2000                               49,928,000               -      49,928,000
  50,000,000             -  50,000,000 DaimlerChrysler NA Holdings Corp.
                                       6.60%, 11/22/2000                               49,811,292               -      49,811,292
  50,000,000             -  50,000,000 Kimberly-Clark Corp.
                                       6.00%, 12/01/2000 (C)                           49,731,250               -      49,731,250
  50,000,000             -  50,000,000 Kimberly-Clark Corp.
                                       6.40%, 12/08/2000 (C)                           49,667,514               -      49,667,514
 115,300,000             - 115,300,000 Merck & Co., Inc.
                                       6.50%, 11/28/2000                              114,740,506               -     114,740,506
 117,000,000             - 117,000,000 Pfizer, Inc.
                                       6.60%, 11/27/2000 (C)                          116,453,285               -     116,453,285
  19,104,000             -  19,104,000 United Parcel Service of America, Inc.
                                       6.20%, 12/01/2000                               19,001,157               -      19,001,157
  77,000,000             -  77,000,000 Wal-Mart Stores, Inc.
                                       6.60%, 11/20/2000 (C)                           76,737,066               -      76,737,066
  56,200,000             -  56,200,000 Wal-Mart Stores, Inc.
                                       6.48%, 11/21/2000 (C)                           55,997,837               -      55,997,837
                                                                                  -----------------------------------------------
                                                                                      786,082,478      29,502,588     815,585,066
                                                                                  -----------------------------------------------
                                       UTILITIES - 7.94%

           -    10,000,000  10,000,000 Alltel Corp.
                                       6.47%, 11/07/2000                                        -       9,989,217       9,989,217
           -     7,000,000   7,000,000 Alltel Corp.
                                       6.48%, 12/07/2000                                        -       6,954,640       6,954,640
           -     8,407,000   8,407,000 Alltel Corp.
                                       6.49%, 12/07/2000                                        -       8,352,439       8,352,439
           -    10,000,000  10,000,000 Alltel Corp.
                                       6.53%, 01/26/2001                                        -       9,844,005       9,844,005
           -    20,000,000  20,000,000 AT&T Corp.
                                       6.60%, 11/30/2000                                        -      19,893,667      19,893,667
 100,000,000             - 100,000,000 AT&T Corp.

                 See Notes to Pro Forma Financial Statements

                                       6.60%, 12/08/2000                               99,335,026               -      99,335,026
           -     5,000,000   5,000,000 AT&T Corp.
                                       6.52%, 01/12/2001                                        -       4,934,800       4,934,800
  25,000,000             -  25,000,000 AT&T Corp.
                                       6.49%, 2/13/2001                                24,531,278               -      24,531,278
  60,000,000             -  60,000,000 BellSouth Telecommunications, Inc.
                                       6.60%, 12/12/2000                               59,557,883                      59,557,883
  33,000,000             -  33,000,000 Emerson Electric Co.
                                       6.60%, 11/01/2000 (C)                           33,000,000               -      33,000,000
           -    15,000,000  15,000,000 National Rural Utilities Cooperative
                                       Finance Corp.
                                       6.60%, 12/13/2000                                        -      14,884,500      14,884,500
           -    10,000,000  10,000,000 National Rural Utilities Cooperative
                                       Finance Corp.
                                       6.53%, 01/12/2001                                        -       9,869,400       9,869,400
           -    10,000,000  10,000,000 National Rural Utilities Cooperative
                                       Finance Corp.
                                       6.48%, 01/26/2001                                        -       9,845,200       9,845,200
           -     7,000,000   7,000,000 National Rural Utilities Cooperative
                                       Finance Corp.
                                       6.47%, 02/22/2001                                        -       6,857,840       6,857,840
  80,000,000             -  80,000,000 SBC Communications, Inc.
                                       6.60%, 11/14/2000 (C)                           79,813,089               -      79,813,089
  75,000,000             -  75,000,000 SBC Communications, Inc.
                                       6.60%, 01/23/2001 (C)                           73,876,042               -      73,876,042
           -    15,000,000  15,000,000 Southern California Edison
                                       6.44%, 03/19/2001                                        -      14,629,700      14,629,700
                                                                                  -----------------------------------------------
                                                                                      370,113,318     116,055,408     486,168,726
                                                                                  -----------------------------------------------
                                       ENERGY - 2.16%

           -     6,400,000   6,400,000 Colonial Pipeline Co.
                                       6.52%, 11/08/2000                                        -       6,391,886       6,391,886
           -     1,300,000   1,300,000 Colonial Pipeline Co.
                                       6.55%, 11/27/2000                                        -       1,293,850       1,293,850
           -     5,600,000   5,600,000 Colonial Pipeline Co.
                                       6.50%, 02/20/2001                                        -       5,487,767       5,487,767
           -     4,300,000   4,300,000 Colonial Pipeline Co.
                                       6.47%, 03/15/2001                                        -       4,196,444       4,196,444
           -    10,000,000  10,000,000 Colonial Pipeline Co.
                                       6.43%, 03/16/2001                                        -       9,758,875       9,758,875
           -     5,500,000   5,500,000 Colonial Pipeline Co.
                                       6.65%, 04/12/2001                                        -       5,335,412       5,335,412
  50,000,000             -  50,000,000 Texaco, Inc.
                                       6.60%, 11/09/2000                               49,928,000               -      49,928,000
  50,000,000             -  50,000,000 Texaco, Inc.
                                       6.60%, 12/08/2000                               49,668,541               -      49,668,541
                                                                                  -----------------------------------------------
                                                                                       99,596,541      32,464,234     132,060,775
                                                                                  -----------------------------------------------
                                       INDUSTRIAL - 0.49%

           -    10,000,000  10,000,000 Deere & Co.
                                       6.48%, 11/02/2000                                        -       9,998,200       9,998,200
           -    20,000,000  20,000,000 Deere & Co.
                                       6.52%, 01/09/2001                                        -      19,750,067      19,750,067
                                                                                  -----------------------------------------------
                                                                                                -      29,748,267      29,748,267
                                                                                  -----------------------------------------------
                                       HIGHER EDUCATION - 0.48%

  29,800,000             -  29,800,000 Yale University
                                       6.60%, 01/12/2001                               29,409,620               -      29,409,620
                                                                                  -----------------------------------------------
                                       CONSUMER CYCLICAL - 0.23%

           -    10,000,000  10,000,000 McGraw Hill Cos.
                                       6.46%, 12/19/2000                                        -       9,913,867       9,913,867
           -     4,000,000   4,000,000 McGraw-Hill Cos.
                                       6.50%, 01/25/2001                                        -       3,938,611       3,938,611
                                                                                  -----------------------------------------------
                                                                                                -      13,852,478      13,852,478
                                                                                  -----------------------------------------------
                                       TOTAL COMMERCIAL PAPER                       3,147,150,234     992,919,057   4,140,069,291
                                                                                  -----------------------------------------------
             CORPORATE NOTES AND BONDS - 12.23%

                                       BANKING - 8.96%

  12,500,000             -  12,500,000 Allfirst Bank
                                       6.89%, 12/04/2000 (B)                           12,502,412               -      12,502,412
  50,000,000             -  50,000,000 American Express Centurion Bank, Bank Note
                                       6.58%, 03/30/2001 (B)                           50,000,000               -      50,000,000
  50,000,000             -  50,000,000 Bank of America NA, Bank Note
                                       6.72%, 12/07/2000                               50,000,000               -      50,000,000
  50,000,000             -  50,000,000 Bank of America NA, Bank Note
                                       6.73%, 12/08/2000                               50,000,000               -      50,000,000
  48,000,000             -  48,000,000 Bank of New York

                 See Notes to Pro Forma Financial Statements

                                       6.52%, 01/22/2001                               47,994,365               -      47,994,365
  50,000,000             -  50,000,000 Citicorp, Inc., MTN
                                       6.58%, 04/04/2001 (B)                           50,000,000               -      50,000,000
   5,000,000             -   5,000,000 Comerica Bank, Bank Note
                                       6.57%, 01/12/2001 (B)                            4,999,613               -       4,999,613
  10,000,000             -  10,000,000 Comerica Bank, Bank Note
                                       6.54%, 02/14/2001 (B)                            9,998,676               -       9,998,676
  50,000,000             -  50,000,000 Comerica Bank, Bank Note
                                       6.53%, 03/14/2001 (B)                           49,991,040               -      49,991,040
  50,000,000             -  50,000,000 First Union National Bank, Bank Note
                                       6.62%, 05/16/2001 (B)                           50,000,000               -      50,000,000
  50,000,000             -  50,000,000 Huntington National Bank, Bank Note
                                       6.57%, 12/13/2000 (B)                           49,994,836               -      49,994,836
  30,750,000             -  30,750,000 Huntington National Bank, Bank Note
                                       6.90%, 01/12/2001 (B)                           30,758,232               -      30,758,232
  37,000,000             -  37,000,000 Key Bank N.A., Bank Note
                                       6.97%, 11/02/2000 (B)                           37,000,187               -      37,000,187
  40,000,000             -  40,000,000 Key Bank N.A., Bank Note
                                       6.50%, 01/29/2001                               39,994,439               -      39,994,439
           -    15,000,000  15,000,000 National City Bank, MTN
                                       6.72%, 03/21/2001                                        -      14,997,816      14,997,816
                                                                                  -----------------------------------------------
                                                                                      533,233,800      14,997,816     548,231,616
                                                                                  -----------------------------------------------
                                       UTILITIES (B) - 2.45%

  50,000,000             -  50,000,000 AT&T Corp.
                                       6.61%, 06/14/2001 (D)                           50,000,000               -      50,000,000
 100,000,000             - 100,000,000 Emerson Electric Co., MTN
                                       6.57%, 06/06/2001                              100,000,000               -     100,000,000
                                                                                  -----------------------------------------------
                                                                                      150,000,000               -     150,000,000
                                                                                  -----------------------------------------------
                                       CONSUMER STAPLES - 0.82%

  50,000,000             -  50,000,000 Sara Lee Corp., MTN
                                       6.68%, 02/14/2001                               49,991,824               -      49,991,824
                                                                                  -----------------------------------------------
                                       TOTAL CORPORATE NOTES AND BONDS                733,225,624      14,997,816     748,223,440
                                                                                  -----------------------------------------------
             CERTIFICATES OF DEPOSIT - 11.41%

  39,000,000             -  39,000,000 Allfirst Bank
                                       6.56%, 02/09/2001 (B)                           38,994,785               -      38,994,785
  55,000,000             -  55,000,000 Bank of Nova Scotia
                                       6.70%, 02/12/2001                               54,991,902               -      54,991,902
  50,000,000             -  50,000,000 Bayerische Landesbank New York
                                       6.54%, 12/15/2000 (B)                           49,993,989               -      49,993,989
 105,000,000             - 105,000,000 Bayerische Landesbank New York
                                       6.55%, 12/15/2000 (B)                          104,990,533               -     104,990,533
  50,000,000             -  50,000,000 Canadian Imperial Bank
                                       6.72%, 12/26/2000                               50,000,000               -      50,000,000
  48,000,000             -  48,000,000 Canadian Imperial Bank
                                       6.88%, 05/02/2001                               47,995,464               -      47,995,464
  91,500,000             -  91,500,000 First Union National Bank
                                       6.60%, 11/24/2000 (B)                           91,498,864               -      91,498,864
  55,000,000             -  55,000,000 Rabobank Nederland NV
                                       6.69%, 02/28/2001                               54,991,493               -      54,991,493
  50,000,000             -  50,000,000 Rabobank Nederland NV
                                       5.66%, 03/08/2001                               49,991,742               -      49,991,742
  50,000,000             -  50,000,000 Royal Bank of Canada, Yankee
                                       6.52%, 01/18/2001                               49,994,922               -      49,994,922
  50,000,000             -  50,000,000 Royal Bank of Canada, Yankee
                                       6.52%, 03/14/2001 (B)                           49,990,143               -      49,990,143
  55,000,000             -  55,000,000 SunTrust Bank N.A.
                                       6.78%, 04/18/2001                               54,992,806               -      54,992,806
                                                                                  -----------------------------------------------
                                       TOTAL CERTIFICATES OF DEPOSIT                  698,426,643               -     698,426,643
                                                                                  -----------------------------------------------
             MUNICIPAL BONDS - 4.75%

                                       ARKANSAS - 0.05%

   3,000,000             -   3,000,000 Union County
                                       AK IDR Del-Tin Fiber L.I.C. Project
                                       6.65%, 10/01/2027 (E)
                                       LOC: Bank One N.A.                               3,000,000               -       3,000,000
                                                                                  -----------------------------------------------
                                       CALIFORNIA - 1.55%

  18,300,000             -  18,300,000 Anaheim, CA, COP
                                       6.63%, 12/01/2022
                                       LOC: Credit Suisse First Boston                 18,300,000               -      18,300,000
  37,000,000             -  37,000,000 California HFA, Series K
                                       6.63%,08/01/2031 (E)


                 See Notes to Pro Forma Financial Statements


                                       Insured: FSA
                                       SPA: Westduetsche Landesbank GZ
                                       Bayerische Landesbank GZ
                                       California State Teachers'
                                       Retirement System                               37,000,000               -      37,000,000
  34,500,000             -  34,500,000 California HFA, Series O
                                       6.63%, 08/01/2012 (E)
                                       Insured: AMBAC
                                       SPA: Commerzbank
                                       California State Teachers
                                       Retirement System                               34,500,000               -      34,500,000
   5,000,000             -   5,000,000 Los Angeles, CA Community
                                       Redevelopment Agency, Series A
                                       6.70%, 12/01/2018 (E)
                                       Insured: FSA
                                       SPA: Credit Suisse First Boston                  5,000,000               -       5,000,000
                                                                                  -----------------------------------------------
                                                                                       94,800,000               -      94,800,000
                                                                                  -----------------------------------------------
                                       COLORADO - 0.03%

   1,900,000             -   1,900,000 Kit Carson County, CO
                                       Agricultural Development
                                       Midwest Farms LLC
                                       6.70%,06/01/2027 (E)
                                       LOC: Norwestbank, MN N.A.                        1,900,000               -       1,900,000
                                                                                  -----------------------------------------------
                                       FLORIDA - 1.26%

  20,090,000             -  20,090,000 Dade County, FL Expressway Authority
                                       6.60%, 07/01/2019 (E)
                                       Insured: FGIC
                                       SPA: FGIC/SPI                                   20,090,000               -      20,090,000
  27,300,000             -  27,300,000 Florida HFA
                                       6.55%, 01/01/2034 (E)
                                       Insured: MBIA
                                       SPA: Westdeutsche Landesbank GZ                 27,300,000               -      27,300,000
   6,900,000             -   6,900,000 Florida HFC, Affordable Housing Project
                                       Series A
                                       6.55%, 01/01/2044 (E)
                                       Insured: MBIA
                                       SPA: Westdeutsche Landesbank GZ                  6,900,000               -       6,900,000
  23,000,000             -  23,000,000 Florida HFC, Series A
                                       6.55%, 01/01/2045 (E)
                                       Insured: AMBAC
                                       SPA: Westdeutsche Landesbank GZ                 23,000,000               -       23,000,000
                                                                                  -----------------------------------------------
                                                                                       77,290,000               -      77,290,000
                                                                                  -----------------------------------------------
                                       KANSAS - 0.12%

   7,500,000             -   7,500,000 Olathe, KS IDR Multi-Modal, Series B
                                       6.50%, 03/01/2027 (E)
                                       LOC: Deutsche Bank AG                            7,500,000               -       7,500,000
                                                                                  -----------------------------------------------
                                       MARYLAND - 0.27%

  10,000,000             -  10,000,000 Baltimore, MD Community Development
                                       Financing Corp.
                                       6.62%, 08/15/2030 (E)
                                       Insured: MBIA
                                       SPA: First Union National Bank                  10,000,000               -      10,000,000
   4,000,000             -   4,000,000 Maryland State Health &
                                       Higher Education Authority
                                       Northern Arundel
                                       Series B
                                       6.65%, 07/01/2027 (E)
                                       LOC: Mellon Bank N.A.                            4,000,000               -       4,000,000
   2,300,000             -   2,300,000 Maryland State Health &
                                       Higher Education Authority, Charlestown
                                       Series B
                                       6.65%, 01/01/2028 (E)
                                       LOC: First Union National Bank                   2,300,000               -       2,300,000
                                                                                  -----------------------------------------------
                                                                                       16,300,000               -      16,300,000
                                                                                  -----------------------------------------------
                                       NEW YORK - 1.47%

  36,500,000             -  36,500,000 New York City, GO
                                       6.62%, 11/07/2000
                                       Insured: FGIC                                   36,500,000               -      36,500,000
  15,555,000             -  15,555,000 New York City, GO, Series 1993-B
                                       6.65%, 11/08/2000
                                       Insured: FGIC                                   15,555,000               -      15,555,000

                 See Notes to Pro Forma Financial Statements


  32,635,000             -  32,635,000 New York City, GO, Series 1994-H
                                       6.65%, 11/08/2000
                                       Insured: FGIC                                   32,635,000               -      32,635,000
   5,000,000             -   5,000,000 New York City, GO, Series 1993-B
                                       6.6%, 12/05/2000
                                       Insured: FGIC                                    5,000,000               -       5,000,000
                                                                                  -----------------------------------------------
                                                                                       89,690,000               -      89,690,000
                                                                                  -----------------------------------------------
                                       TOTAL MUNICIPAL BONDS                          290,480,000               -     290,480,000
                                                                                  -----------------------------------------------
             U.S. AGENCY OBLIGATIONS - 2.21%

                                       FEDERAL HOME LOAN BANK - 1.52%

           -    10,000,000  10,000,000 6.21%, 01/12/2001                                        -      10,000,000      10,000,000
           -    10,000,000  10,000,000 6.28%, 01/12/2001                                        -      10,000,000      10,000,000
           -     7,000,000   7,000,000 6.60%, 02/02/2001                                        -       7,000,000       7,000,000
           -     5,000,000   5,000,000 6.55%, 02/15/2001                                        -       5,000,000       5,000,000
           -     5,000,000   5,000,000 6.70%, 02/23/2001                                        -       5,000,000       5,000,000
           -    10,000,000  10,000,000 6.75%, 03/01/2001                                        -      10,000,000      10,000,000
           -     7,000,000   7,000,000 6.72%, 03/13/2001                                        -       7,000,000       7,000,000
           -     5,000,000   5,000,000 6.98%, 05/25/2001                                        -       5,000,000       5,000,000
           -     4,000,000   4,000,000 6.93%, 06/14/2001                                        -       4,000,000       4,000,000
           -    10,000,000  10,000,000 6.64%, 10/30/2001                                        -      10,000,000      10,000,000
           -    20,000,000  20,000,000 7.08%, 08/14/2001                                        -      20,000,000      20,000,000
                                                                                  -----------------------------------------------
                                                                                                       93,000,000      93,000,000
                                                                                  -----------------------------------------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.33%

           -    10,000,000  10,000,000 6.80%, 05/08/2001, MTN                                   -      10,000,000      10,000,000
           -    10,000,000  10,000,000 6.90%, 08/28/2001                                        -      10,000,000      10,000,000
                                                                                  -----------------------------------------------
                                                                                                -      20,000,000      20,000,000
                                                                                  -----------------------------------------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.28%

           -     7,000,000   7,000,000 5.90%, 12/01/2000, MTN                                   -       6,998,956       6,998,956
           -    10,000,000  10,000,000 6.32%, 02/02/2001, MTN                                   -       9,994,419       9,994,419
                                                                                  -----------------------------------------------
                                                                                                       16,993,375      16,993,375
                                                                                  -----------------------------------------------
                   STUDENT LOAN MARKETING ASSOCIATION - 0.08%

   5,000,000             -   5,000,000 5.18%, 05/18/2001, MTN                           4,999,426               -       4,999,426
                                                                                  -----------------------------------------------
                                       TOTAL U.S. AGENCY OBLIGATIONS                    4,999,426     129,993,375     134,992,801
                                                                                  -----------------------------------------------
             REPURCHASE AGREEMENTS - 1.60%

                                       Total Repurchase Agreement with:
           -    25,426,295  25,426,295 J.P. Morgan
                                       6.50%, Due 11/1/2000, dated 10/31/2000                   -      25,426,295      25,426,295
  23,810,000             -  23,810,000 J.P. Morgan
                                       6.55%, Due 11/1/2000, dated 10/31/2000          23,810,000               -      23,810,000
           -    18,631,230  18,631,230 Lehman Brothers
                                       6.50%, Due 11/1/2000, dated 10/31/2000                   -      18,631,230      18,631,230
           -    30,399,116  30,399,116 UBS Warburg Dillion
                                       6.50%, Due 11/1/2000, dated 10/31/2000                   -      30,399,116      30,399,116
                                                                                  -----------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS                     23,810,000      74,456,641      98,266,641
                                                                                  -----------------------------------------------
                                       TOTAL INVESTMENTS - 99.87%
                                       (COST $4,898,091,927, $1,212,366,889,
                                       $6,110,458,816)                              4,898,091,927   1,212,366,889   6,110,458,816
                                                                                  -----------------------------------------------
                                       NET OTHER ASSETS AND LIABILITIES - 0.13%        10,093,127     (2,180,814)       7,912,313
                                                                                  -----------------------------------------------
                                       NET ASSETS - 100.00%                        $4,908,185,054  $1,210,186,075  $6,118,371,129
                                                                                  ===============================================

--------------------------------------

(A)     Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 2000.
(C) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2000, these securities amounted to $1,307,446,227 or 21.37% of net assets.
(D)     Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2000, this security amounted to $50,000,000 or 0.82% of net assets.
(E)     Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. The interest rate shown reflects the rate in effect at October 31, 2000.
AMBAC   American Municipal Bond Assurance Corp.
COP     Certificate of Participation
FGIC    Federal Guaranty Insurance Corp.
FSA     Financial Security Assurance Co.

                             See Notes to Pro Forma Financial Statements

GO      General Obligation
HFA     Housing Finance Agency
HFC     Housing Finance Corp.
IDR     Industrial Development Revenue
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
MTN     Medium Term Note
SPA     Stand-by Purchase Agreement

                           GALAXY MONEY MARKET FUND
                   PILLAR PRIME OBLIGATION MONEY MARKET FUND
      PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                               OCTOBER 31, 2000


                                                               --------------------------------------------------------------
                                                                               PILLAR PRIME
                                                                   GALAXY       OBLIGATION                     PRO FORMA
                                                                MONEY MARKET   MONEY MARKET     PRO FORMA       COMBINED
                                                                    FUND           FUND        ADJUSTMENTS      (NOTE 1)
                                                               --------------------------------------------------------------

ASSETS:
      Investments
          Investments at cost                                  $4,874,281,927 $ 1,137,910,248 $            - $ 6,012,192,175
          Repurchase agreements                                    23,810,000      74,456,641              -      98,266,641
                                                               --------------------------------------------------------------
              Total Investments at Value                        4,898,091,927   1,212,366,889              -   6,110,458,816

      Receivable for shares sold                                   30,527,399               -              -      30,527,399
      Interest and dividends receivable                            30,262,706       4,832,445              -      35,095,151
      Other assets                                                          -          13,704                         13,704
                                                               --------------------------------------------------------------
              Total Assets                                      4,958,882,032   1,217,213,038              -   6,176,095,070

LIABILITIES:
      Dividends payable                                            10,384,650       5,906,419              -      16,291,069
      Payable for shares repurchased                               37,497,424               -              -      37,497,424
      Advisory fee payable                                          1,493,852         342,892              -       1,836,744
      Payable to Fleet affiliates                                     265,766               -              -         265,766
      Administration fee payable                                      518,351         196,111              -         714,462
      Trustees' fees and expenses payable                             154,083               -              -         154,083
      Payable to Custodian                                             17,680         288,018              -         305,698
      Reorganization Cost*                                                  -               -        242,583         242,583
      Accrued expenses and other payables                             365,172         293,523              -         658,695
                                                               --------------------------------------------------------------
              Total Liabilities                                    50,696,978       7,026,963        242,583      57,966,524

NET ASSETS                                                     $4,908,185,054 $ 1,210,186,075 $     (242,583)$ 6,118,128,546
                                                               ==============================================================

NET ASSETS CONSISTS OF:
      Paid-in capital                                          $4,907,942,973 $ 1,210,175,475 $            - $ 6,118,118,448
      Undistributed net investment income                             243,113          43,478       (242,583)         44,008
      Accumulated net realized (loss) on investments sold             (1,032)        (32,878)              -         (33,910)
                                                               --------------------------------------------------------------
TOTAL NET ASSETS                                               $4,908,185,054 $ 1,210,186,075 $     (242,583)$ 6,118,128,546
                                                               ==============================================================

Net Assets by Class:
          Retail A Shares / Class A Shares                     $2,785,839,803 $     3,469,812 $         (695)$ 2,789,308,920
                                                               ==============================================================
          Retail B Shares / Class B Shares                          2,325,038       1,447,085           (290)      3,771,833
                                                               ==============================================================
          Trust Shares / Class I Shares                         1,999,242,506     888,379,948       (178,078)  2,887,444,376
                                                               ==============================================================
          BKB Shares                                              120,777,707       N/A                    -     120,777,707
                                                               ==============================================================
          Class S Shares                                            N/A           316,889,230              -     316,889,230
                                                               ==============================================================

Shares of beneficial interest outstanding:
          Retail A Shares / Class A Shares                      2,785,699,572       3,469,612              -   2,789,169,184
                                                               ==============================================================
          Retail B Shares / Class B Shares                          2,324,888       1,445,870              -       3,770,758
                                                               ==============================================================
          Trust Shares / Class I Shares                         1,999,177,125     888,379,711              -   2,887,556,836
                                                               ==============================================================
          BKB Shares                                              120,788,836       N/A                    -     120,788,836
                                                               ==============================================================
          Class S Shares                                            N/A           316,880,282              -     316,880,282
                                                               ==============================================================

Net Asset Value, Retail A Shares / Class A Shares              $         1.00 $          1.00                $          1.00
                                                               ==============================================================
Net Asset Value, Retail B Shares / Class B Shares              $         1.00 $          1.00                $          1.00
                                                               ==============================================================
Net Asset Value, Trust Shares / Class I Shares                 $         1.00 $          1.00                $          1.00
                                                               ==============================================================
Net Asset Value, BKB Shares                                    $         1.00       N/A                      $          1.00
                                                               ==============================================================

                                                               ==============================================================
Net Asset Value, Class S Shares                                     N/A       $          1.00                $          1.00
                                                               ==============================================================

                  See Notes to Pro Forma Financial Statements


* Reorganization cost will be applied to the Pillar fund before the fund is merged into the Galaxy fund, except that Fleet Advisors or an affiliate will bear these costs to the extent they result in a decrease in the per share net asset value of the Pillar fund.

                            GALAXY MONEY MARKET FUND
                    PILLAR PRIME OBLIGATION MONEY MARKET FUND
             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                OCTOBER 31, 2000


                                                           ------------------------------------------------------------------
                                                                            PILLAR PRIME
                                                               GALAXY        OBLIGATION                        PRO FORMA
                                                            MONEY MARKET    MONEY MARKET      PRO FORMA         COMBINED
                                                                FUND            FUND         ADJUSTMENTS        (NOTE 1)
                                                           ------------------------------------------------------------------

Investment Income:
      Interest Income                                        $  282,069,607  $  63,686,074  $          -       $  345,755,681
                                                             -----------------------------------------------------------------
          Total Investment Income                               282,069,607     63,686,074             -          345,755,681
                                                             -----------------------------------------------------------------

Expenses:
      Investment Advisory Fees                                   17,980,032      3,554,015      (414,600) (a)      21,119,447
      Administrative Fees                                         3,179,857      2,012,295    (1,716,559) (a)       3,475,593
      Custodian Fee                                                  70,478        253,834      (244,000) (b)          80,312
      Fund Accounting Fee                                           144,574          3,790              -             148,364
      Professional Fees                                             172,556        149,508      (140,000) (b)         182,064
      Trustee Fees                                                  114,598         14,732              -             129,330
      Reports to Shareholders                                       465,168        187,597      (150,000) (b)         502,765
      Miscellaneous Expenses                                        270,905        121,865              -             392,770
                                                             -----------------------------------------------------------------
          Subtotal                                               22,398,168      6,297,636    (2,665,159)          26,030,645

      Transfer Agent Fee
          Retail A Shares / Class A Shares                        2,152,216            321          4,500 (a)       2,157,037
          Retail B Shares / Class B Shares                            5,283            132          1,000 (a)           6,415
          Trust Shares / Class I Shares                             138,318         75,869       (60,000) (a)         154,187
          BKB Shares                                                 51,618              -              - (a)          51,618
          Class S Shares                                                  -         21,753       (21,753) (a)               -
      Shareholder Services Fee & 12B-1 Fee
          Retail A Shares / Class A Shares                        2,471,865          8,187        127,739 (a)       2,607,791
          Retail B Shares / Class B Shares                           17,405         13,232        (3,347) (a)          27,290
          Trust Shares / Class I Shares                                   -              -              -                   -
          BKB Shares                                                 32,750              -              -              32,750
          Class S Shares                                                  -        794,093      (794,093) (a)               -
                                                             -----------------------------------------------------------------
          Total Expenses before reimbursement / waiver           27,267,623      7,211,223    (3,411,113)          31,067,733

Less Waiver / Reimbursements
      Fund Level Waivers                                        (1,875,324)              -      (389,607) (c)     (2,264,931)
      Class Specific Waivers / Reimbursements
          Retail A Shares / Class A Shares                                -              -              -                   -
          Retail B Shares / Class B Shares                          (1,616)              -          1,616 (c)               -
          Trust Shares / Class I Shares                                   -              -              -                   -
          BKB Shares                                                      -              -              -                   -
          Class S Shares                                                  -              -              -                   -
                                                             -----------------------------------------------------------------
           Total Waivers / Reimbursements                       (1,876,940)              -      (387,991)         (2,264,931)

      Net Expenses                                               25,390,683      7,211,223    (3,799,104)          28,802,802
                                                             -----------------------------------------------------------------

Net Investment Income                                           256,678,924     56,474,851      3,799,104         316,952,879
                                                             -----------------------------------------------------------------

Net Realized Gain on Investments                                        111          (901)              -               (790)
                                                             -----------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations          $ 256,679,035  $  56,473,950  $   3,799,104       $ 316,952,089
                                                             =================================================================


(a)   Reflects adjustment to the acquiring fund contractual fee level.
(b)   Reflects expected savings when the two funds become one.
(c)   Reflects adjustment to the acquiring fund's voluntary expense limitation.


                   See Notes to Pro Forma Financial Statements

                            Galaxy Money Market Fund
                    Pillar Prime Obligation Money Market Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2000, the Trust offered thirty-seven managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 2000 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1999. These statements have been derived from books and records utilized in calculating net asset value of each fund at October 31, 2000 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the Pillar Prime Obligation Money Market Fund in exchange for Retail A, Retail B, and Trust shares of Galaxy Money Market Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Pillar Prime Obligation Money Market Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 2000, the Galaxy Money Market Fund's investment advisory fee was computed based on the annual rate of 0.40% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, 0.0575% of the next $3 billion and 0.0525% of the combined average daily net assets in excess of $21 billion and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.10% of the average daily net assets of Retail A shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.10% of the average daily net assets attributable to shareholders that are customers of such institutions.

2.       Portfolio Valuation

The Galaxy Money Market Fund values its securities utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at cost

                            Galaxy Money Market Fund
                    Pillar Prime Obligation Money Market Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)

and thereafter assuming a constant amortization to maturity of any discount or premium. The Pillar Prime Obligation Money Market Fund utilizes the same method for determining portfolio valuation.

3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Money Market Fund that would have been issued at October 31, 2000 in connection with the proposed reorganization. The pro forma number of shares outstanding of 6,118,165,896 consists of 1,210,175,475 shares assumed issued in the reorganization plus 4,907,990,421 shares of the Galaxy Money Market Fund at October 31, 2000.

                    GALAXY INSTITUTIONAL MONEY MARKET FUND
                 PILLAR INSTITUTIONAL SELECT MONEY MARKET FUND
     PRO FORMA COMBINING SCHEDULE OF PORTFOLIO OF INVESTMENTS (UNAUDITED)
                               OCTOBER 31, 2000

                PAR VALUE              DESCRIPTION                                                           VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------
   GALAXY         PILLAR                                                                       GALAXY         PILLAR
INSTITUTIONAL  INSTITUTIONAL    PRO                                                         INSTITUTIONAL  INSTITUTIONAL     PRO
MONEY MARKET   SELECT MONEY    FORMA                                                        MONEY MARKET   SELECT MONEY     FORMA
    FUND        MARKET FUND   COMBINED                                                          FUND       MARKET FUND    COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL    PAPER (A) - 50.94%

                                        FINANCE - 34.41%

$            -  $  800,000   $   800,000 Abbey National Bank
                                         6.49%, 11/03/2000                                     $        -  $  799,712  $   799,712
             -  10,000,000    10,000,000 Abbey National Bank
                                         6.61%, 01/08/2001                                              -   9,875,144    9,875,144
             -   7,000,000     7,000,000 Abbey National Bank
                                         6.50%, 01/29/2001                                              -   6,887,514    6,887,514
             -   5,000,000     5,000,000 ABN AMRO Bank
                                         6.54%, 12/13/2000                                              -   4,961,850    4,961,850
             -  10,000,000    10,000,000 ABN AMRO Bank
                                         6.57%, 01/24/2001                                              -   9,846,700    9,846,700
             -   5,000,000     5,000,000 American Express Credit Corp.
                                         6.46%, 12/08/2000                                              -   4,966,803    4,966,803
             -  10,000,000    10,000,000 American General Finance Corp.
                                         6.53%, 01/18/2001                                              -   9,858,517    9,858,517
             -  10,000,000    10,000,000 American Honda Finance
                                         6.48%, 11/21/2000                                              -   9,964,000    9,964,000
             -   5,000,000     5,000,000 American Honda Finance
                                         6.50%, 11/21/2000                                              -   4,981,944    4,981,944
             -   2,372,000     2,372,000 Australia New Zealand Bank
                                         6.48%, 11/07/2000                                              -   2,369,438    2,369,438
             -   1,000,000     1,000,000 Australia New Zealand Bank
                                         6.50%, 11/07/2000                                              -     998,917      998,917
             -   2,300,000     2,300,000 Australia New Zealand Bank
                                         6.50%, 11/28/2000                                              -   2,288,787    2,288,787
             -   5,000,000     5,000,000 Bank of America
                                         6.61%, 01/03/2001                                              -   4,942,162    4,942,162
             -   7,000,000     7,000,000 Bank of America
                                         6.58%, 01/17/2001                                              -   6,901,483    6,901,483
             -   9,750,000     9,750,000 Bank of Nova Scotia
                                         6.48%, 11/06/2000                                              -   9,741,225    9,741,225
             -   5,000,000     5,000,000 Bank of Nova Scotia
                                         6.46%, 12/08/2000                                              -   4,966,803    4,966,803
             -   5,000,000     5,000,000 Bank of Nova Scotia
                                         6.48%, 01/25/2001                                              -   4,923,500    4,923,500
             -  15,000,000    15,000,000 Barclays Bank Plc
                                         6.49%, 11/03/2000                                              -  14,994,592   14,994,592
             -   5,000,000     5,000,000 Bear Stearns & Cos., Inc.
                                         6.42%, 03/01/2001                                              -   4,893,000    4,893,000
             -     500,000       500,000 Centric Capital Corp.
                                         6.50%, 11/01/2000                                              -     500,000      500,000
             -   2,000,000     2,000,000 Centric Capital Corp.
                                         6.60%, 12/29/2000                                              -   1,978,733    1,978,733
             -   2,100,000     2,100,000 Centric Capital Corp.
                                         6.43%, 03/26/2001                                              -   2,045,613    2,045,613
             -   6,000,000     6,000,000 Centric Capital Corp.
                                         6.42%, 04/20/2001                                              -   5,818,100    5,818,100
             -   5,000,000     5,000,000 Ciesco LP
                                         6.47%, 12/01/2000                                              -   4,973,042    4,973,042
             -   5,000,000     5,000,000 Ciesco LP
                                         6.47%, 12/12/2000                                              -   4,963,157    4,963,157
             -   4,550,000     4,550,000 Deutsche Bank Financial
                                         6.48%, 02/05/2001                                              -   4,471,376    4,471,376
             -  10,000,000    10,000,000 Deutsche Bank Financial
                                         6.49%, 02/05/2001                                              -   9,826,933    9,826,933
             -  10,000,000    10,000,000 Ford Motor Credit Co.
                                         6.62%, 11/01/2000                                              -  10,000,000   10,000,000
             -   5,000,000     5,000,000 Galaxy Capital Funding Corp.
                                         6.53%, 11/21/2000                                              -   4,981,861    4,981,861
             -   5,000,000     5,000,000 Galaxy Capital Funding Corp.
                                         6.51%, 12/13/2000                                              -   4,962,025    4,962,025
             -   5,000,000     5,000,000 Galaxy Capital Funding Corp.
                                         6.55%, 02/21/2001                                              -   4,898,111    4,898,111
             -   5,000,000     5,000,000 Galaxy Capital Funding Corp.
                                         6.51%, 03/15/2001                                              -   4,878,842    4,878,842

                         See Notes to Pro Forma Financial Statements

              PAR VALUE              DESCRIPTION                                                           VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------
   GALAXY         PILLAR                                                                      GALAXY         PILLAR
INSTITUTIONAL  INSTITUTIONAL    PRO                                                         INSTITUTIONAL  INSTITUTIONAL     PRO
MONEY MARKET   SELECT MONEY    FORMA                                                        MONEY MARKET   SELECT MONEY     FORMA
    FUND       MARKET FUND    COMBINED                                                          FUND       MARKET FUND    COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
              -   3,000,000   3,000,000 Galaxy Capital Funding Corp.
                                        6.43%, 04/25/2001                                                -   2,906,229    2,906,229
              -  10,000,000  10,000,000 General Electric Capital Corp.
                                        6.60%, 12/19/2000                                                -   9,912,000    9,912,000
              -   5,000,000   5,000,000 General Electric Capital Corp.
                                        6.62%, 01/03/2001                                                -   4,942,075    4,942,075
              -   5,000,000   5,000,000 General Electric Capital Corp.
                                        6.53%, 01/22/2001                                                -   4,925,631    4,925,631
     20,000,000              20,000,000 General Electric Capital Corp.
                                        6.51%, 02/08/2001                                       19,641,950           -   19,641,950
              -   7,000,000   7,000,000 General Motors Acceptance Corp.
                                        6.54%, 01/10/2001                                                -   6,910,983    6,910,983
              -   5,000,000   5,000,000 General Motors Acceptance Corp.
                                        6.56%, 01/10/2001                                                -   4,936,222    4,936,222
              -   5,000,000   5,000,000 General Motors Acceptance Corp.
                                        6.53%, 01/22/2001                                                -   4,925,631    4,925,631
              -   5,000,000   5,000,000 Goldman Sachs Group, Inc.
                                        6.51%, 01/19/2001                                                -   4,928,571    4,928,571
              -   5,000,000   5,000,000 Goldman Sachs Group, Inc.
                                        6.56%, 01/19/2001                                                -   4,928,022    4,928,022
              -   7,000,000   7,000,000 International Lease Finance Corp.
                                        6.54%, 01/12/2001                                                -   6,908,440    6,908,440
              -  10,000,000  10,000,000 International Lease Finance Corp.
                                        6.48%, 02/15/2001                                                -   9,809,200    9,809,200
              -   2,000,000   2,000,000 International Lease Finance Corp.
                                        6.44%, 02/16/2001                                                -   1,961,718    1,961,718
              -   3,000,000   3,000,000 Merrill Lynch & Co., Inc.
                                        6.55%, 01/08/2001                                                -   2,962,883    2,962,883
              -   7,000,000   7,000,000 Merrill Lynch & Co., Inc.
                                        6.50%, 01/19/2001                                                -   6,900,153    6,900,153
              -   2,000,000   2,000,000 Merrill Lynch & Co., Inc.
                                        6.50%, 02/02/2001                                                -   1,966,417    1,966,417
     20,000,000           -  20,000,000 Morgan (J.P.) & Co., Inc.
                                        6.48%, 12/06/2000                                       19,874,000           -   19,874,000
              -   2,000,000   2,000,000 National Rural Utilities Cooperative
                                        6.62%, 12/15/2000                                                -   1,983,818    1,983,818
              -   3,000,000   3,000,000 National Rural Utilities Cooperative
                                        6.53%, 01/12/2001                                                -   2,960,820    2,960,820
              -   5,000,000   5,000,000 National Rural Utilities Cooperative
                                        6.48%, 01/26/2001                                                -   4,922,600    4,922,600
              -   9,257,000   9,257,000 National Rural Utilities Cooperative
                                        6.49%, 01/29/2001                                                -   9,108,474    9,108,474
              -   3,000,000   3,000,000 National Rural Utilities Cooperative
                                        6.47%, 02/22/2001                                                -   2,939,074    2,939,074
              -   2,000,000   2,000,000 Paccar Financial Corp.
                                        6.48%, 11/16/2000                                                -   1,994,600    1,994,600
              -   1,750,000   1,750,000 Societe Generale
                                        6.53%, 01/09/2001                                                -   1,728,097    1,728,097
              -  10,000,000  10,000,000 Societe Generale
                                        6.50%, 02/02/2001                                                -   9,832,083    9,832,083
              -   5,000,000   5,000,000 Societe Generale
                                        6.48%, 04/09/2001                                                -   4,856,900    4,856,900
              -   3,000,000   3,000,000 Transamerica Finance Corp.
                                        6.49%, 11/07/2000                                                -   2,996,755    2,996,755
              -   6,825,000   6,825,000 Transamerica Finance Corp.
                                        6.45%, 12/06/2000                                                -   6,782,202    6,782,202
              -   9,440,000   9,440,000 Transamerica Finance Corp.
                                        6.49%, 12/12/2000                                                -   9,370,225    9,370,225
              -   3,000,000   3,000,000 USAA Capital Corp.
                                        6.50%, 11/22/2000                                                -   2,988,625    2,988,625
              -  10,000,000  10,000,000 USAA Capital Corp.
                                        6.46%, 12/06/2000                                                -   9,937,194    9,937,194
                                                                                              -------------------------------------
                                                                                                39,515,950 335,685,526  375,201,476
                                                                                              -------------------------------------

                                     COMMUNICATIONS - 7.71%

             -   2,916,000    2,916,000 Alltel Corp.
                                        6.50%, 11/14/2000                                                -   2,909,155    2,909,155
             -  10,000,000   10,000,000 Alltel Corp.
                                        6.48%, 12/07/2000                                                -   9,935,200    9,935,200
             -   7,000,000    7,000,000 Alltel Corp.
                                        6.49%, 12/07/2000                                                -   6,954,570    6,954,570
             -   3,000,000    3,000,000 Alltel Corp.
                                        6.53%, 01/26/2001                                                -   2,953,202    2,953,202
             -   8,000,000    8,000,000 AT&T Corp.
                                        6.60%, 11/30/2000                                                -   7,957,467    7,957,467
             -   5,000,000    5,000,000 AT&T Corp.
                                        6.52%, 01/12/2001                                                -   4,934,800    4,934,800

                         See Notes to Pro Forma Financial Statements

              PAR VALUE              DESCRIPTION                                                           VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------
   GALAXY         PILLAR                                                                       GALAXY         PILLAR
INSTITUTIONAL  INSTITUTIONAL    PRO                                                         INSTITUTIONAL  INSTITUTIONAL     PRO
MONEY MARKET   SELECT MONEY    FORMA                                                        MONEY MARKET   SELECT MONEY     FORMA
    FUND        MARKET FUND   COMBINED                                                          FUND        MARKET FUND    COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
  20,000,000             -  20,000,000 BellSouth Telecommunication, Inc.
                                       6.47%, 12/12/2000                                       19,852,628           -   19,852,628
             -   5,000,000   5,000,000 Verizon Global Funding
                                       6.47%, 12/07/2000                                                -   4,967,650    4,967,650
  20,000,000             -  20,000,000 Verizon Global Funding
                                       6.46%, 12/12/2000                                       19,852,856           -   19,852,856
             -   3,850,000   3,850,000 Verizon Global Funding
                                       6.46%, 12/18/2000                                                -   3,817,530    3,817,530
                                                                                             -------------------------------------
                                                                                               39,705,484  44,429,574   84,135,058
                                                                                             -------------------------------------

                                     CONSUMER STAPLES - 3.77%

             -  10,000,000  10,000,000 American Home Products Corp.
                                       6.47%, 11/13/2000                                                -   9,978,433    9,978,433
  11,353,000             -  11,353,000 Kimberly-Clark Corp.
                                       6.47%, 12/08/2000 (C)                                   11,277,506           -   11,277,506
  20,000,000             -  20,000,000 Merck & Co., Inc.
                                       6.47%, 11/28/2000                                       19,902,950           -   19,902,950
                                                                                             -------------------------------------
                                                                                               31,180,456   9,978,433   41,158,889
                                                                                             -------------------------------------

                                     INDUSTRIAL - 2.46%

             -   7,000,000   7,000,000 ADM
                                       6.47%, 11/06/2000                                                -   6,993,710    6,993,710
             -   5,000,000   5,000,000 Deere & Co.
                                       6.48%, 11/02/2000                                                -   4,999,100    4,999,100
             -  15,000,000  15,000,000 Deere & Co.
                                       6.52%, 01/09/2001                                                -  14,812,550   14,812,550
                                                                                             -------------------------------------
                                                                                                        -  26,805,360   26,805,360
                                                                                             -------------------------------------

                                     UTILITIES - 1.00%

             -   8,000,000   8,000,000 Southern California Edison
                                       6.47%, 12/15/2000                                                -   7,936,738    7,936,738
             -   3,000,000   3,000,000 Southern California Edison
                                       6.44%, 03/19/2001                                                -   2,925,940    2,925,940
                                                                                             -------------------------------------
                                                                                                        -  10,862,678   10,862,678
                                                                                             -------------------------------------

                                     CONSUMER CYCLICAL - 0.89%

             -   6,100,000   6,100,000 McGraw-Hill Cos.
                                       6.46%, 12/19/2000                                                -   6,047,459    6,047,459
             -   3,700,000   3,700,000 McGraw-Hill Cos.
                                       6.50%, 01/25/2001                                                -   3,643,215    3,643,215
                                                                                             -------------------------------------
                                                                                                        -   9,690,674    9,690,674
                                                                                             -------------------------------------

                                     ENERGY - 0.70%

             -   3,300,000   3,300,000 Colonial Pipeline Co.
                                       6.50%, 11/22/2000                                                -   3,287,488    3,287,488
             -   4,352,000   4,352,000 Colonial Pipeline Co.
                                       6.57%, 12/07/2000                                                -   4,323,407    4,323,407
                                                                                             -------------------------------------
                                                                                                        -   7,610,895    7,610,895
                                                                                             -------------------------------------
                                     TOTAL COMMERCIAL PAPER                                   110,401,890 445,063,140  555,465,030
                                                                                             -------------------------------------

             CORPORATE NOTES AND BONDS - 13.20%

                                     FINANCE - 9.59%

  20,000,000             0  20,000,000 Association Corp. of North America, Senior Note
                                       6.91%, 06/14/2001 (B)                                   20,012,602           -   20,012,602
  20,000,000             0  20,000,000 Bank of New York, Bank Note
                                       6.52%, 01/22/2001                                       19,997,652           -   19,997,652
  30,000,000             0  30,000,000 Huntington National Bank, Bank Note
                                       6.90%, 01/12/2001 (B)                                   30,008,031           -   30,008,031
  20,000,000             0  20,000,000 Key Bank, N.A.
                                       6.50%, 01/29/2001                                       19,997,219           -   19,997,219
           0     5,000,000   5,000,000 National City Bank, Bank Note
                                       6.72%, 03/21/2001                                                -   4,999,272    4,999,272
   9,500,000             0   9,500,000 U.S. Bank, N.A., Bank Note
                                       6.68%, 12/20/2000 (B)                                    9,500,716           -    9,500,716
                                                                                             -------------------------------------
                                                                                               99,516,220   4,999,272  104,515,492
                                                                                             -------------------------------------

                                     UTILITIES (B) (D) - 2.29%

  25,000,000             0  25,000,000 AT&T Corp.
                                       6.61%, 06/14/2001                                       25,000,000           -   25,000,000
                                                                                             -------------------------------------

                         See Notes to Pro Forma Financial Statements

              PAR VALUE              DESCRIPTION                                                           VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------
   GALAXY         PILLAR                                                                       GALAXY         PILLAR
INSTITUTIONAL  INSTITUTIONAL    PRO                                                         INSTITUTIONAL  INSTITUTIONAL     PRO
MONEY MARKET   SELECT MONEY    FORMA                                                        MONEY MARKET   SELECT MONEY     FORMA
    FUND        MARKET FUND   COMBINED                                                          FUND        MARKET FUND    COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                     CONSUMER STAPLES (B) - 1.32%

   4,150,000             0   4,150,000 Advocare, Inc.
                                       6.62%, 06/01/2017
                                       LOC: Wachovia Bank, N.A.                                4,150,000            -    4,150,000
   6,550,000             0   6,550,000 Bowie Assisted Living
                                       6.70%, 07/01/2023
                                       LOC: First Union National Bank                          6,550,000            -    6,550,000
   1,900,000             0   1,900,000 Health Midwest Ventures
                                       6.60%, 08/01/2019
                                       LOC: Bank of America NT & SA                            1,900,000            -    1,900,000
   1,800,000             0   1,800,000 Service Graphics, Inc.
                                       6.70%, 11/01/2010
                                       LOC: Bank One, N.A.                                     1,800,000            -    1,800,000
                                                                                             -------------------------------------
                                                                                              14,400,000            -   14,400,000
                                                                                             -------------------------------------
                                     TOTAL CORPORATE NOTES AND BONDS                         138,916,220    4,999,272  143,915,492
                                                                                             -------------------------------------

             MUNICIPAL SECURITIES - 7.56%

                                     ARKANSAS - 0.64%

   7,000,000            -   7,000,000 Union County, IDR, Tin Fiber Project
                                      6.65%, 10/01/2027 (C)
                                      LOC: Bank One, N.A.                                      7,000,000           -     7,000,000
                                                                                             -------------------------------------

                                     CALIFORNIA - 2.34%

  20,000,000            -  20,000,000 California Housing Finance Agency, Series K
                                      6.63%, 08/01/2031 (C)
                                      Insured: FSA
                                      SPA: Westdeutsche Landesbank GZ, Bayerische
                                      Landesbank GZ,
                                      California State Teachers Retirement System            20,000,000            -   20,000,000
   5,500,000            -   5,500,000 Los Angeles, Community Re-development Agency,
                                      Series A
                                      6.70%, 12/01/2018 (C)
                                      LOC: FSA
                                      SPA: Credit Suisse First Boston                         5,500,000            -    5,500,000
                                                                                            -------------------------------------
                                                                                              25,500,000           -   25,500,000
                                                                                            -------------------------------------

                                     FLORIDA - 2.00%

   3,000,000           -   3,000,000 Collier County, IDA Health Care Facilities,
                                     Community Health, Series B
                                     6.65%, 11/01/2019 (C)
                                     LOC: First Union National Bank                         3,000,000           -    3,000,000
   1,100,000           -   1,100,000 Dade County, Florida Expressway Authority Toll
                                     System
                                     6.60%, 07/01/2019 (C)
                                     LOC: FGIC
                                     SPA-FGIC-SPI                                           1,100,000           -    1,100,000
  17,700,000           -  17,700,000 Florida Housing Finance Agency
                                     6.55%, 01/01/2034 (C)
                                     Insured: MBIA
                                     SPA: Westdeutsche Landesbank GZ                       17,700,000           -   17,700,000
                                                                                          -------------------------------------
                                                                                           21,800,000           -   21,800,000
                                                                                          -------------------------------------

                                     ILLINOIS - 0.46%

   5,000,000           -   5,000,000 Illinois Student Assistance, Community Student
                                     Loan, Series B
                                     6.60%, 09/01/2031 (C)
                                     LOC: Bank One, N.A.                                    5,000,000           -    5,000,000
                                                                                          -------------------------------------

                                     MARYLAND - 0.27%

   3,000,000           -   3,000,000 Maryland State Health and Higher Educational
                                     Facilities
                                     Charlestown Project, Series B
                                     6.65%, 01/01/2028 (C)
                                     LOC: First Union National Bank                         3,000,000           -    3,000,000
                                                                                          -------------------------------------

                                     NEW YORK - 1.85%

  15,195,000           -  15,195,000 New York City, GO
                                     6.65%, 11/08/2000
                                     Insured: FGIC                                         15,195,000           -   15,195,000
   5,000,000           -   5,000,000 New York City, GO
                                     6.65%, 11/08/2000
                                     Insured: FGIC                                          5,000,000           -    5,000,000
                                                                                          -------------------------------------
                                                                                           20,195,000           -   20,195,000
                                                                                          -------------------------------------
                                     TOTAL MUNICIPAL SECURITIES                            82,495,000           -   82,495,000
                                                                                          -------------------------------------

                         See Notes to Pro Forma Financial Statements

              PAR VALUE              DESCRIPTION                                                           VALUE (NOTE 2)
-----------------------------------------------------------------------------------------------------------------------------------
   GALAXY         PILLAR                                                                     GALAXY
INSTITUTIONAL  INSTITUTIONAL    PRO                                                       INSTITUTIONAL     PILLAR         PRO
MONEY MARKET   SELECT MONEY    FORMA                                                      MONEY MARKET      EQUITY        FORMA
    FUND        MARKET FUND   COMBINED                                                        FUND       INCOME FUND     COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
             CERTIFICATES OF DEPOSIT - 7.33%

  20,000,000             -  20,000,000 Bayerische Landesbank NY
                                       6.55%, 12/15/2000 (B)                              19,998,197             -      19,998,197
  20,000,000             -  20,000,000 First Union National Bank
                                       6.60%, 11/24/2000 (B)                              19,999,752             -      19,999,752
  20,000,000             -  20,000,000 Rabobank Nederland
                                       6.69%, 02/28/2001                                  19,996,906             -      19,996,906
  20,000,000             -  20,000,000 Royal Bank of Canada, Yankee
                                       6.52%, 01/18/2001                                  19,997,969             -      19,997,969
                                                                                        ------------------------------------------
                                       TOTAL CERTIFICATES OF DEPOSIT                      79,992,824             -      79,992,824
                                                                                        ------------------------------------------

             U.S. AGENCY OBLIGATIONS - 6.36%

                                     FEDERAL HOME LOAN BANK - 3.88%

           -   2,750,000   2,750,000 6.12%, 01/12/2001                                             -     2,750,000       2,750,000
           -   5,000,000   5,000,000 6.28%, 01/12/2001                                             -     5,000,000       5,000,000
           -   2,250,000   2,250,000 6.60%, 02/02/2001                                             -     2,250,000       2,250,000
           -   3,000,000   3,000,000 6.70%, 02/23/2001                                             -     3,000,000       3,000,000
           -   5,000,000   5,000,000 6.75%, 03/01/2001                                             -     5,000,000       5,000,000
           -   3,300,000   3,300,000 6.72%, 03/13/2001                                             -     3,300,000       3,300,000
           -   3,000,000   3,000,000 6.98%, 05/25/2001                                             -     3,000,000       3,000,000
           -   1,000,000   1,000,000 6.98%, 06/14/2001                                             -     1,000,000       1,000,000
           -   9,000,000   9,000,000 7.08%, 08/14/2001                                             -     9,000,000       9,000,000
           -   8,000,000   8,000,000 6.64%, 10/30/2001                                             -     8,000,000       8,000,000
                                                                                        ------------------------------------------
                                                                                                   -    42,300,000      42,300,000
                                                                                        ------------------------------------------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.92%

           -   5,000,000   5,000,000 6.80%, 05/08/2001, MTN                                        -     5,000,000       5,000,000
           -   5,000,000   5,000,000 6.90%, 08/28/2001                                             -     5,000,000       5,000,000
                                                                                        ------------------------------------------
                                                                                                   -    10,000,000      10,000,000
                                                                                        ------------------------------------------

                 STUDENT LOAN MARKETING ASSOCIATION (B) - 0.92%

  10,000,000           -  10,000,000 6.85%, 05/18/2001, MTN                                9,998,852             -       9,998,852
                                                                                        ------------------------------------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.64%

           -   2,000,000   2,000,000 5.90%, 12/01/2000, MTN                                        -     1,999,702       1,999,702
           -   5,000,000   5,000,000 6.32%, 02/02/2001, MTN                                        -     4,997,209       4,997,209
                                                                                        ------------------------------------------
                                                                                                   -     6,996,911       6,996,911
                                                                                        ------------------------------------------
                                     TOTAL U.S. AGENCY OBLIGATION                          9,998,852    59,296,911      69,295,763
                                                                                        ------------------------------------------

             REPURCHASE AGREEMENTS - 12.37%

                                     Repurchase Agreement with:
           -  37,412,503  37,412,503 J.P. Morgan
                                     5.95%, 11/01/2000, dated 10/31/2000                           -    37,412,503      37,412,503
  63,904,000           -  63,904,000 J.P. Morgan
                                     6.55%, 11/01/2000, dated 10/31/2000                  63,904,000             -      63,904,000
           -  33,526,336  33,526,336 Lehman Brothers
                                     6.54%, 11/01/2000, dated 10/31/2000                           -    33,526,336      33,526,336
                                                                                        ------------------------------------------
                                     TOTAL REPURCHASE AGREEMENTS                          63,904,000    70,938,839     134,842,839
                                                                                        ------------------------------------------

                                     TOTAL INVESTMENTS - 97.76%
                                         (COST $485,708,786, $580,298,162,
                                     $1,066,006,948)                                     485,708,786   580,298,162   1,066,006,948
                                                                                        ------------------------------------------

                                     NET OTHER ASSETS AND LIABILITIES - 2.24%             25,731,080    (1,354,913)    24,376,167
                                                                                        ------------------------------------------

                                     NET ASSETS - 100.00%                               $511,439,866  $578,943,249  $1,090,383,115
                                                                                        ==========================================

-------------------------------------
(A)          Discount yield at time of purchase.
(B)          Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 2000.
(C)          Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect at October 31, 2000.
(D)          Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in an transaction exempt to qualified institutional buyers. At October 31, 2000, this security amounted to
             $25,000,000 or 2.29% of net assets.
FGIC         Federal Guaranty Insurance Corp.
FSA          Financial Security Assurance Company
GO           General Obligation
IDA          Industrial Development Authority

                         See Notes to Pro Forma Financial Statements

IDR          Industrial Development Revenue
LOC          Letter of Credit
MTN          Medium Term Note
SPA          Stand-by Purchase Agreement

                         See Notes to Pro Forma Financial Statements

                       GALAXY INSTITUTIONAL MONEY MARKET FUND
                    PILLAR INSTITUTIONAL SELECT MONEY MARKET FUND
            PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  OCTOBER 31, 2000

                                                   ------------------------------------------------------------------
                                                       GALAXY           PILLAR
                                                    INSTITUTIONAL   INSTITUTIONAL                       PRO FORMA
                                                    MONEY MARKET     SELECT MONEY      PRO FORMA        COMBINED
                                                        FUND         MARKET FUND      ADJUSTMENTS       (NOTE 1)
                                                   ------------------------------------------------------------------
ASSETS:
     Investments
         Investments at cost                       $   421,804,786 $    509,359,323  $            -  $   931,164,109
         Repurchase agreements                          63,904,000       70,938,839               -      134,842,839
                                                   ------------------------------------------------------------------
             Total Investments at Value                485,708,786      580,298,162               -    1,066,006,948

     Receivables for shares sold                        33,619,410                -               -       33,619,410
     Interest and dividends receivable                   5,442,326        2,082,518               -        7,524,844
                                                   ------------------------------------------------------------------
             Total Assets                              524,770,522      582,380,680               -    1,107,151,202

LIABILITIES:
     Dividends payable                                   1,152,866        3,022,952               -        4,175,818
     Payable to custodian                                   55,280          246,093               -          301,373
     Payable for shares repurchased                     11,999,394                -               -       11,999,394
     Advisory fee payable                                   58,806           50,172               -          108,978
     Administration fee payable                             41,105           47,120               -           88,225
     Trustees' fees and expenses payable                     3,372                -               -            3,372
     Accrued expenses and other payables                    19,833           71,094               -           90,927
                                                   ------------------------------------------------------------------
             Total Liabilities                          13,330,656        3,437,431               -       16,768,087

NET ASSETS                                         $   511,439,866 $    578,943,249 $             - $  1,090,383,115
                                                   ==================================================================

NET ASSETS CONSISTS OF:
     Paid-in capital                               $   511,441,955 $    578,947,328 $             - $  1,090,389,283
     Undistributed net investment income                       661                -               -              661
     Accumulated net realized (loss) on
     investments sold                                       (2,750)          (4,079)               -          (6,829)
                                                   ------------------------------------------------------------------
TOTAL NET ASSETS                                   $   511,439,866 $    578,943,249 $             - $  1,090,383,115
                                                   ==================================================================

Shares of beneficial interest outstanding:
         Class I Shares                                511,442,434      578,947,328               -    1,090,389,762
                                                   ==================================================================


Net Asset Value, Class I Shares                    $          1.00 $           1.00                 $           1.00
                                                   ==================================================================

                          See Notes to Pro Forma Financial Statements

                               GALAXY INSTITUTIONAL MONEY MARKET FUND
                            PILLAR INSTITUTIONAL SELECT MONEY MARKET FUND
                        PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                FOR THE YEAR ENDING OCTOBER 31, 2000

                                                   ------------------------------------------------------------------
                                                       GALAXY           PILLAR
                                                    INSTITUTIONAL   INSTITUTIONAL                       PRO FORMA
                                                    MONEY MARKET     SELECT MONEY      PRO FORMA        COMBINED
                                                        FUND*        MARKET FUND      ADJUSTMENTS       (NOTE 1)
                                                   ------------------------------------------------------------------
Investment Income:
     Interest Income                               $   48,378,877   $ 25,417,203     $           -   $ 73,796,080
                                                   --------------------------------------------------------------
           Total Investment Income                     48,378,877     25,417,203                 -     73,796,080
                                                   --------------------------------------------------------------


Expenses:
     Investment Advisory Fees                           1,581,517        404,289       401,416  (a)     2,387,222
     Administrative Fees                                  513,486        400,579      (130,162) (a)       783,903
     Custodian Fee                                         41,921        101,078      (106,000) (b)        36,999
     Fund Accounting Fee                                   37,075          1,954        82,000  (a)       121,029
     Professional Fee                                      56,303         63,139       (80,000) (b)        39,442
     Transfer Agent Fee                                    89,718         23,546      (100,000) (b)        13,264
     Trustee Fees                                          20,784          6,026        (5,000) (b)        21,810
     Reports to Shareholders                               35,307         73,294      (100,000) (b)         8,601
     Organizational expense                                     -              -             -                  -
     Miscellaneous Expenses                                36,321         56,404         5,000  (b)        97,725
                                                   --------------------------------------------------------------
           Total Expenses before
           reimbursement / waiver                       2,412,432      1,130,309       (32,746)        3,509,995
                                                   --------------------------------------------------------------

Less Waiver / Reimbursements                              (73,646)        (2,008)     (146,152) (c)     (221,806)
                                                   --------------------------------------------------------------

     Net Expenses                                       2,338,786      1,128,301      (178,898)        3,288,189
                                                   --------------------------------------------------------------

Net Investment Income                                  46,040,091     24,288,902       178,898        70,507,891
                                                   --------------------------------------------------------------

Net Realized Loss on Investments                             (272)           (80)            -              (352)
                                                   --------------------------------------------------------------

Net Increase in Net Assets Resulting from
Operations                                         $  46,039,819   $  24,288,822  $    178,898      $ 70,507,539
                                                   ==============================================================

* On June 26, 2000, the Boston 1784 Institutional Prime Money Market Fund was reorganized into the Galaxy Institutional Money Market Fund, a non-operating shell portfolio of The Galaxy Fund: The amounts reflected in the Pro Forma Combining Statement of Operations represents the results of operations for the Boston 1784 Institutional Prime Money Market Fund for the period from November 1, 1999 through June 25, 2000 and the Galaxy Institutional Money Market Fund from June 26, 2000 through
     October 31, 2000.

(a) Reflects adjustment to the acquiring fund contractual fee level.

(b) Reflects expected savings when the two funds become one.

(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.

                     Galaxy Institutional Money Market Fund
                  Pillar Institutional Select Money Market Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2000, the Trust offered thirty-seven managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 2000 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1999. These statements have been derived from books and records utilized in calculating net asset value of each fund at October 31, 2000 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the Pillar Institutional Select Money Market Fund in exchange for Class I shares (formerly known as shares) of Galaxy Institutional Money Market Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Pillar Institutional Select Money Market Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 2000, the Galaxy Institutional Money Market Fund's investment advisory fee was computed based on the annual rate of 0.20% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, 0.0575% of the next $3 billion and 0.0525% of the combined average daily net assets in excess of $21 billion and was allocated to each fund based on the relative net assets of the Trust.


2.       Portfolio Valuation

The Galaxy Institutional Money Market Fund values its securities utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Pillar Institutional Select Money Market Fund utilizes the same method for determining portfolio valuation.


3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Money Market Fund that would have been issued at October 31, 2000 in connection with the proposed reorganization. The pro forma number of shares outstanding of 1,090,389,762 consists of 578,947,328 shares assumed issued in the reorganization plus 511,442,434 shares of the Galaxy Institutional Money Market Fund at October 31, 2000.

                                GALAXY TAX-EXEMPT MONEY MARKET FUND
                                PILLAR TAX-EXEMPT MONEY MARKET FUND
                     PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                         OCTOBER 31, 2000

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL SECURITIES--98.26%

                                    ALABAMA--1.13%

$ 4,900,000 $         - $ 4,900,000 Chatom, IDB, PCR, National Rural Utilities
                                    CFC
                                    4.10%, 11/02/2000                             $        4,900,000  $          -  $    4,900,000
 14,300,000           -  14,300,000 Mobile, IDB, Dock & Wharf Revenue, Holnam Inc.
                                    Project, Series A
                                    4.25%, 06/01/2032 (A)
                                    LOC: Bayerische Landesbank GZ                         14,300,000             -      14,300,000
  1,000,000           -   1,000,000 Phoenix County, IDB, Environmental
                                    Improvement Revenue, Georgia Kraft Project
                                    4.60%, 12/01/2015 (A)
                                    LOC: Deutsche Bank AG                                  1,000,000             -       1,000,000
                                                                                  ------------------------------------------------
                                                                                          20,200,000                    20,200,000
                                                                                  ------------------------------------------------

                                    ALASKA--1.92%

 17,300,000           -  17,300,000 Valdez Marine Terminal Revenue Exxon Mobil
                                    Pipeline Co. Project, Series A
                                    4.30%, 11/01/2003 (A)                                 17,300,000             -      17,300,000
  3,345,000           -   3,345,000 Valdez Marine Terminal Revenue Exxon Mobil
                                    Pipeline Co. Project, Series A
                                    4.60%, 12/01/2033 (A)                                  3,345,000             -       3,345,000
  4,400,000           -   4,400,000 Valdez Marine Terminal Revenue Exxon Mobil
                                    Pipeline Co. Project, Series B
                                    4.60%, 12/01/2033 (A)                                  4,400,000             -       4,400,000
  9,320,000           -   9,320,000 Valdez Marine Terminal Revenue Exxon Mobil
                                    Pipeline Co. Project, Series C
                                    4.60%, 12/01/2033 (A)                                  9,320,000             -       9,320,000
                                                                                  ------------------------------------------------
                                                                                          34,365,000             -      34,365,000
                                                                                  ------------------------------------------------

                                    ARIZONA--3.49%

          -   1,700,000   1,700,000 Avondale, Industrial Development Authority,
                                    National Health Investment Project, RB
                                    4.45%, 12/01/2014 (A)                                          -     1,700,000       1,700,000
  5,000,000           -   5,000,000 Maricopa County, PCR, Arizona Public
                                    Service Co. Series A
                                    4.60%, 05/01/2029 (A)
                                    LOC: Morgan Guaranty Trust Co.                         5,000,000             -       5,000,000
  2,000,000           -   2,000,000 Maricopa County, PCR, Arizona Public
                                    Service Co. Series C
                                    4.60%, 05/01/2029 (A)
                                    LOC: Toronto Dominion Bank                             2,000,000             -       2,000,000
 12,200,000           -  12,200,000 Maricopa County, PCR, Arizona Public
                                    Service Co. Series D
                                    4.55%, 05/01/2029 (A)
                                    LOC: Bank of America NT & SA                          12,200,000             -      12,200,000
 22,680,000           -  22,680,000 Maricopa County, PCR, Arizona Public
                                    Service Co. Series F
                                    4.60%, 05/01/2029 (A)
                                    LOC: Bank of America NT & SA                          22,680,000             -      22,680,000
 19,000,000           -  19,000,000 Pima County, IDB, Tucson Elec-Irvington
                                    4.40%, 10/01/2022 (A)
                                    LOC: Societe Generale                                 19,000,000             -      19,000,000
                                                                                  ------------------------------------------------
                                                                                          60,880,000     1,700,000      62,580,000
                                                                                  ------------------------------------------------

                                    ARKANSAS--0.53%

  7,300,000           -   7,300,000 Crossett, PCR, Georgia Pacific Corp. Project
                                    4.35%, 10/01/2007 (A)
                                    LOC: Wachovia Bank N.A.                                7,300,000             -       7,300,000
  2,200,000           -   2,200,000 Pulaski County, PCR, Minnesota Mining &
                                    Manufacturing
                                    4.35%, 08/01/2022 (A)                                  2,200,000             -       2,200,000
                                                                                  ------------------------------------------------
                                                                                           9,500,000             -       9,500,000
                                                                                  ------------------------------------------------

                                    CALIFORNIA--2.07%

  9,000,000           -   9,000,000 California Higher Education Loan Authority,
                                    Student Loan Revenue, Series A
                                    4.30%, 06/01/2001 (A)
                                    LOC: National Westminster Bank PLC                     9,000,000              -      9,000,000
  1,100,000           -   1,100,000 Los Angeles Regional Airports Improvement
                                    Corp. Lease Revenue, American Airlines, Inc.,
                                    LA International Airport, Series A
                                    4.65%, 12/01/2024 (A)
                                    LOC: Wachovia Bank, N.A.                               1,100,000             -       1,100,000

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
  2,700,000           -   2,700,000 Los Angeles Regional Airports Improvement
                                    Corp. Lease Revenue, American Airlines, Inc.,
                                    LA International Airport, Series B
                                    4.65%, 12/01/2024 (A)
                                    LOC: Wachovia Bank, N.A.                               2,700,000              -      2,700,000
 17,390,000           -  17,390,000 Los Angeles Regional Airports Improvement
                                    Corp. Lease Revenue, LAX Two Corp, LA
                                    International Airport
                                    4.65%, 12/01/2025 (A)
                                    LOC: Societe Generale                                 17,390,000              -     17,390,000
  7,000,000           -   7,000,000 Student Education Loan Marketing Corp.,
                                    Student Loan Revenue, Series A
                                    4.40%, 11/01/2002 (A)
                                    LOC: State Street Bank                                 7,000,000              -      7,000,000
                                                                                  ------------------------------------------------
                                                                                          37,190,000              -     37,190,000
                                                                                  ------------------------------------------------

                                    COLORADO--2.17%

 13,000,000           -  13,000,000 Colorado State, TRAN
                                    5.00%, 06/27/2001                                     13,056,853              -     13,056,853
 22,900,000           -  22,900,000 Moffat County, PCR, Pacificorp Project
                                    4.65%, 05/01/2013 (A)
                                    Insured: AMBAC SPA: Bank of New York                  22,900,000              -     22,900,000
          -   3,000,000   3,000,000 Moffat County, PCR
                                    4.45%, 07/01/2010 (A)
                                    Insured: AMBAC                                                 -      3,000,000      3,000,000
                                                                                  ------------------------------------------------
                                                                                          35,956,853      3,000,000     38,956,853
                                                                                  ------------------------------------------------

                                    DISTRICT OF COLUMBIA--0.32%

          -   3,465,000   3,465,000 District of Columbia, George Washington
                                    University, Series C
                                    4.40%, 09/15/2029 (A)
                                    Insured: MBIA                                                  -      3,465,000      3,465,000
          -   2,300,000   2,300,000 District of Columbia, Series B-3, GO
                                    4.85%, 06/01/2003 (A)                                          -      2,300,000      2,300,000
                                                                                  ------------------------------------------------
                                                                                                   -      5,765,000      5,765,000
                                                                                  ------------------------------------------------

                                    FLORIDA--4.91%

 40,950,000           -  40,950,000 Dade County Water & Sewer System Revenue,
                                    Series A
                                    4.25%, 10/05/2022 (A)                                 40,950,000              -     40,950,000
                                    Insured: FGIC SPA: Commerzbank AG
          -   2,000,000   2,000,000 Florida State Gas Utility RB
                                    4.25%, 12/01/2000                                              -      2,000,000      2,000,000
          -   3,000,000   3,000,000 Florida State, Municipal Power Authority,
                                    Sub-Stanton Project, RB
                                    4.12%, 10/01/2019 (A)
                                    Insured: AMBAC                                                 -      3,000,000      3,000,000
          -   3,000,000   3,000,000 Indian River, Florida Tax Exempt Commercial
                                    Paper
                                    4.15%, 12/08/2000                                              -      3,000,000      3,000,000
 19,150,000           -  19,150,000 Orange County School Board Certificates,
                                    Series B
                                    4.60%, 08/01/2025 (A)                                 19,150,000              -     19,150,000
                                    Insured: AMBAC SPA: SunTrust Bank N.A.
 10,000,000          -   10,000,000 Putnam County Development Authority, PCR,
                                    Seminole Electric Corp., Series 84-D
                                    4.35%, 12/15/2009 (A)
                                    Guaranteed: National Rural Utilities CFC              10,000,000              -     10,000,000
          -   2,000,000   2,000,000 Sunshine State, Governmental Funding, RB
                                    4.40%, 07/01/2016 (A)
                                    Insured: AMBAC                                                 -      2,000,000      2,000,000
  8,000,000          -    8,000,000 West Orange Healthcare District Revenue,
                                    Series B
                                    4.35%, 02/01/2022 (A)
                                    LOC: SunTrust Bank                                     8,000,000              -      8,000,000
                                                                                  ------------------------------------------------
                                                                                          78,100,000     10,000,000     88,100,000
                                                                                  ------------------------------------------------

                                    GEORGIA--7.54%

  8,360,000           -   8,360,000 Burke County Development Authority, PCR,
                                    Oglethorpe Power Corp., Series A
                                    4.30%, 01/01/2016 (A)
                                    Insured: FGIC SPA: Canadian Imperial Bank of
                                    Commerce                                               8,360,000              -      8,360,000
 13,550,000           - 13,550,000  Burke County Development Authority, PCR,
                                    Oglethorpe Power Corp., Series A
                                    4.30%, 01/01/2019 (A)
                                    Insured: FGIC SPA: Dexia Credit Local de
                                    France                                                13,550,000              -     13,550,000
          -   5,000,000   5,000,000 Georgia Meag
                                    4.10%, 12/08/2000                                              -      5,000,000      5,000,000
          -   2,600,000   2,600,000 Georgia Meag
                                    4.30%, 01/10/2001                                              -      2,600,000      2,600,000
          -   1,000,000   1,000,000 Georgia State, Series A, GO
                                    7.70%, 02/01/2001                                              -      1,008,271      1,008,271
  4,190,000           -   4,190,000 Georgia State, GO, Series B
                                    5.00%, 07/01/2001                                      4,207,387              -      4,207,387
  7,350,000           -   7,350,000 Georgia State, GO, Series C
                                    6.00%, 07/01/2001                                      7,427,687              -      7,427,687

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
 28,800,000           -  28,800,000 Hapeville, IDR, Hapeville Hotel, Ltd.
                                    4.55%, 11/01/2015 (A)
                                    LOC: Deutsche Bank A.G.                               28,800,000              -     28,800,000
          -   1,850,000   1,850,000 Marietta, Multi-Family Housing Authority,
                                    Falls at Bells Ferry Housing Project, RB
                                    5.34%, 01/15/2009 (A)                                          -      1,850,000      1,850,000
 20,000,000           -  20,000,000 Metropolitan Atlanta Rapid Transit Authority,
                                    Series B
                                    4.25%, 07/01/2025 (A)
                                    LOC: Bayerische Landesbank GZ                         20,000,000              -     20,000,000
          -   2,500,000   2,500,000 Municipal Electric Authority, General
                                    Resolution Project, Sub-Series A, RB
                                    5.00%, 01/01/2001                                              -      2,502,994      2,502,994
                                    Insured: MBIA
  1,900,000           -   1,900,000 Municipal Electric Authority, Project One, Series D
                                    4.30%, 01/01/2022 (A)
                                    LOC: ABN-AMRO Bank N.V.                                1,900,000              -      1,900,000
 38,000,000           -  38,000,000 Private Colleges & Universities Facilities
                                    Authority, Emory University, Series C
                                    4.25%, 11/01/2018 (A)                                 38,000,000              -     38,000,000
                                                                                  ------------------------------------------------
                                                                                         122,245,074     12,961,265    135,206,339
                                                                                  ------------------------------------------------

                                    IDAHO--1.04%

 18,500,000           -  18,500,000 Idaho State, GO, TAN
                                    5.38%, 06/29/2001                                     18,617,931              -     18,617,931
                                                                                  ------------------------------------------------

                                    ILLINOIS--3.65%

  8,600,000           -   8,600,000 Chicago O'Hare International Airport
                                    American Airlines, Series C
                                    4.60%, 12/01/2017 (A)
                                    LOC: Royal Bank of Canada                              8,600,000              -      8,600,000
  2,700,000           -   2,700,000 Chicago O'Hare International Airport
                                    American Airlines, Series D
                                    4.60%, 12/01/2017 (A)
                                    LOC: Royal Bank of Canada                              2,700,000              -      2,700,000
         -    1,500,000   1,500,000 Elgin, GO Pre-Refunded 01/01/01 @ 100
                                    5.75%, 01/01/2007                                              -      1,503,419      1,503,419
         -      500,000     500,000 Hoffman Estates, Economic Development
                                    Project, Callable 11/15/00 @ 102
                                    7.38%, 11/15/2001                                              -        510,611        510,611
  5,000,000           -   5,000,000 Illinois Development Finance Authority, PCR,
                                    Illinois Power Co. Project, Series A
                                    4.30%, 11/01/2028 (A)
                                    LOC: ABN-AMRO Bank N.V.                                5,000,000              -      5,000,000
  9,800,000           -  9,800,000  Illinois Educational Facilities Authority
                                    Revenue
                                    4.15%, 02/06/2001
                                    LOC: Northern Trust Co.                                9,800,000              -      9,800,000
  6,000,000           -   6,000,000 Illinois Educational Facilities Authority
                                    Revenue, Shedd Aquarium Society,
                                    Series 1987-B
                                    4.40%, 05/22/2001
                                    LOC: Bank of America NT & SA                           6,000,000              -      6,000,000
          -   2,000,000   2,000,000 Illinois State, Development Finance Authority,
                                    Illinois Power Project, Series B, RB
                                    4.40%, 11/01/2028 (A)                                          -      2,000,000      2,000,000
 25,000,000           -  25,000,000 Illinois State Toll Highway Authority,
                                    Series B
                                    4.40%, 01/01/2017 (A)
                                    Insured: FSA SPA: Landesbank Hessen-Thuringen
                                    GZ                                                    25,000,000              -     25,000,000
  2,700,000           -   2,700,000 Joliet Regional Port District Marine Terminal,
                                    Exxon Mobil Project
                                    4.60%, 10/01/2024 (A)                                  2,700,000              -      2,700,000
  1,700,000           -   1,700,000 Northbrook, IDR, Euromarket Designs, Inc.
                                    4.40%, 07/01/2002 (A)
                                    LOC: Harris Trust & Savings Bank                       1,700,000              -      1,700,000
                                                                                  ------------------------------------------------
                                                                                          61,500,000      4,014,030     65,514,030
                                                                                  ------------------------------------------------

                                    INDIANA--1.83%

  5,205,000           -   5,205,000 Fort Wayne Hospital Authority Parkview
                                    Memorial Hospital, Series B
                                    4.30%, 01/01/2016 (A)
                                    LOC: Bank of America NT & SA                           5,205,000              -      5,205,000
  3,840,000           -   3,840,000 Fort Wayne Hospital Authority Parkview
                                    Memorial Hospital, Series C
                                    4.30%, 01/01/2016 (A)
                                    LOC: Bank of America NT & SA                           3,840,000              -      3,840,000
 14,100,000           -  14,100,000 Monroe County Industry Hospital Authority
                                    Revenue
                                    4.25%, 05/01/2011 (A)
                                    Insured: MBIA SPA: Credit Suisse First Boston         14,100,000              -     14,100,000
  9,700,000           -   9,700,000 Princeton Industrial, PCR, PSI Energy, Inc.
                                    Project
                                    4.650%, 03/01/2019 (A)
                                    LOC: Canadian Imperial Bank of Commerce                9,700,000              -      9,700,000
                                                                                  ------------------------------------------------
                                                                                          32,845,000              -     32,845,000
                                                                                  ------------------------------------------------

                                    IOWA--0.22%

  4,000,000           -   4,000,000 Iowa Finance Authority Revenue, Wheaton
                                    Franciscan, Series A

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                                    4.40%, 08/15/2012 (A)
                                    Insured: MBIA SPA: Toronto-Dominion Bank               4,000,000              -      4,000,000
                                                                                  ------------------------------------------------

                                    KENTUCKY--0.75%

  8,800,000           -   8,800,000 Ashland, PCR, Ashland Oil, Inc. Project
                                    4.35%, 04/01/2009 (A)
                                    LOC: SunTrust Bank                                     8,800,000              -      8,800,000
  4,630,000           -   4,630,000 Kentucky State Property & Buildings
                                    Commission, Project No. 65
                                    5.00%, 02/01/2001 (A)                                  4,639,854              -      4,639,854
                                                                                  ------------------------------------------------
                                                                                          13,439,854              -     13,439,854
                                                                                  ------------------------------------------------

                                    LOUISIANA--6.11%

  9,800,000           -   9,800,000 Ascension Parish, PCR, Shell Oil Co. Project
                                    4.20%, 05/01/2026 (A)                                  9,800,000              -      9,800,000
 16,050,000           -  16,050,000 East Baton Rouge Parish, PCR, Exxon Mobil
                                    Project
                                    4.55%, 11/01/2019 (A)                                 16,050,000              -     16,050,000
  4,000,000           -   4,000,000 East Baton Rouge Parish, PCR, Exxon Mobil
                                     Project
                                    4.60%, 03/01/2022 (A)                                  4,000,000              -      4,000,000
          -   2,000,000   2,000,000 Jefferson Parish, IBD, George J. Ackel Sr.
                                    Project, RB
                                    4.45%, 12/01/2004 (A)                                          -      2,000,000      2,000,000
  1,800,000           -   1,800,000 Lake Charles Harbor & Terminal District Port
                                    Facilities Revenue, Citgo Petroleum Corp.
                                    4.35%, 08/01/2007 (A)
                                    LOC: Westdeutsche Landesbank GZ                        1,800,000              -      1,800,000
  9,150,000           -   9,150,000 Louisiana Public Facilities Authority, IDB,
                                    Kenner Hotel, Ltd.
                                    4.55%, 12/01/2015 (A)
                                    LOC: Deutsche Bank A.G.                                9,150,000              -      9,150,000
  1,000,000           -   1,000,000 Louisiana Public Facilities Authority, PCR,
                                    Ciba-Geigy Corp. Project
                                    4.25%, 12/01/2004 (A)
                                    LOC: UBS AG                                            1,000,000              -      1,000,000
 16,000,000           -  16,000,000 Louisiana State Offshore Terminal Authority,
                                    Deepwater Port Revenue Loop, Inc., 1st
                                    Stage A
                                    4.60%, 09/01/2008 (A)
                                    LOC: SunTrust Bank                                    16,000,000              -     16,000,000
  6,700,000           -   6,700,000 Louisiana State Offshore Terminal Authority,
                                    Deepwater Port Revenue Loop, Inc., 1st
                                    Stage A
                                    4.65%, 09/01/2006 (A)
                                    LOC: SunTrust Bank                                     6,700,000              -      6,700,000
          -   1,900,000   1,900,000 Louisiana State, Public Facilities Authority,
                                    Willis-Knighton Medical Center Project, RB
                                    4.40%, 09/01/2025 (A)
                                    Insured: AMBAC                                                 -      1,900,000      1,900,000
          -   1,900,000   1,900,000 New Orleans, Aviation Board, Series A, RB
                                    4.30%, 08/05/2015 (A)
                                    Insured: MBIA                                                  -      1,900,000      1,900,000
          -   2,700,000   2,700,000 New Orleans, Aviation Board, Series B, RB
                                    4.30%, 08/01/2016 (A)
                                    Insured: MBIA                                                  -      2,700,000      2,700,000
          -   1,400,000   1,400,000 New Orleans, Aviation Board, Series C, GO
                                    4.30%, 08/01/2011 (A)
                                    Insured: MBIA                                                  -      1,400,000      1,400,000
 10,800,000           -  10,800,000 South Commission Port Revenue, Occidental
                                    Petroleum
                                    4.30%, 07/01/2018 (A)
                                    LOC: Wachovia Bank NA                                 10,800,000              -     10,800,000
  8,800,000           -   8,800,000 St. Charles Parish, PCR, Shell Oil Co.
                                    Project
                                    4.25%, 06/01/2005 (A)                                  8,800,000              -      8,800,000
 15,500,000           -  15,500,000 St. James Parish, PCR, Texaco Project,
                                    Series 1988-A
                                    4.40%, 11/16/2000                                     15,500,000              -     15,500,000
                                                                                  ------------------------------------------------
                                                                                          99,600,000      9,900,000    109,500,000
                                                                                  ------------------------------------------------

                                    MAINE--0.56%

 10,000,000  10,000,000 10,000,000  Maine Finance Authority, Jackson Laboratory
                                    Issue
                                    4.50%, 12/01/2030 (A)
                                    LOC: Keybank N.A.                                     10,000,000              -     10,000,000
                                                                                  ------------------------------------------------

                                    MARYLAND--2.42%

         -    3,600,000   3,600,000 Baltimore County
                                    4.10%, 11/09/2000                                              -      3,600,000      3,600,000
         -    2,000,000   2,000,000 Baltimore County
                                    4.30%, 02/08/2001                                              -      2,000,000      2,000,000
  8,185,000           -   8,185,000 Maryland State, GO, First Series
                                    5.00%, 03/01/2001                                      8,207,823              -      8,207,823
 18,500,000           -  18,500,000 Maryland State Economic Development Corp.,
                                    College Park LLC, Series A
                                    4.35%, 06/01/2032 (A)
                                    LOC: First Union National Bank                        18,500,000              -     18,500,000

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
 11,100,000           -  11,100,000 Maryland State Health & Higher Educational
                                    Facilities Authority, Pooled Loan Program
                                    Claibourne County, PCR~Guaranteed: National
                                    Rural Utility CFC
                                    LOC: Bank One NA                                      11,100,000              -     11,100,000
                                                                                  ------------------------------------------------
                                                                                          37,807,823      5,600,000     43,407,823
                                                                                  ------------------------------------------------

                                    MASSACHUSETTS--4.18%

          -   3,785,000   3,785,000 Athol Royalston, Regional School District, BAN
                                    4.50%, 01/19/2001                                              -      3,787,300      3,787,300
 14,575,000           -  14,575,000 Dover, GO, BAN
                                    5.00%, 06/22/2001                                     14,619,502              -      14,619,502
          -   1,200,000   1,200,000 Lynn Water & Sewer Commission, RB Callable
                                    12/01/00 @ 102
                                    7.25%, 12/01/2010
                                    Insured: MBIA                                                  -      1,226,361      1,226,361
 30,000,000           -  30,000,000 Massachusetts State, GO, BAN, Series A
                                    5.00%, 09/06/2001                                     30,180,888              -     30,180,888
 25,000,000           -  25,000,000 Winchester, BAN
                                    5.00%, 07/03/2001                                     25,100,775              -     25,100,775
                                                                                  ------------------------------------------------
                                                                                          69,901,165      5,013,661     74,914,826
                                                                                  ------------------------------------------------

                                    MICHIGAN--1.33%

          -   1,000,000   1,000,000 Huron Valley, School District, GO,
                                    Pre-Refunded05/01/01 @ 102
                                    7.10%, 05/01/2008
                                    Insured: FGIC                                                  -      1,032,827      1,032,827
  6,000,000           -   6,000,000 Michigan Municipal Bond Authority, Series A-1
                                    4.75%, 04/26/2001                                      6,013,867              -      6,013,867
 14,835,000           -  14,835,000 Michigan State University Revenue, Series A-2
                                    4.30%, 08/15/2022 (A)                                 14,835,000              -     14,835,000
          -   1,900,000   1,900,000 Michigan State, Recreational Program GO
                                    5.63%, 11/01/2000                                              -      1,900,000      1,900,000
                                                                                  ------------------------------------------------
                                                                                          20,848,867      2,932,827     23,781,694
                                                                                  ------------------------------------------------


                                    MINNESOTA--1.97%

  5,000,000           -   5,000,000 Minneapolis, GO
                                    4.50%, 12/01/2000                                      5,002,175              -      5,002,175
          -   3,000,000   3,000,000 Minnesota State, GO
                                    5.00%, 11/01/2000                                              -      3,000,000      3,000,000
 23,925,000           -  23,925,000 Minnesota State, GO, Multi-Purpose
                                    4.75%, 06/01/2001                                     23,985,219              -     23,985,219
          -   1,400,000   1,400,000 New Brighton, IDA, Unicare Nursing Homes
                                    Project
                                    4.40%, 12/01/2014 (A)                                          -      1,400,000      1,400,000
          -   2,000,000   2,000,000 University of Minnesota, Series A, RB
                                    4.35%, 01/01/2034 (A)                                          -      2,000,000      2,000,000
                                                                                  ------------------------------------------------
                                                                                          28,987,394      6,400,000     35,387,394
                                                                                  ------------------------------------------------

                                    MISSISSIPPI--3.68%

  4,725,000           -   4,725,000 Claibourne County, PCR~Guaranteed: National
                                    Rural Utility CFC
                                    4.10%, 11/01/2000                                      4,725,000              -      4,725,000
  2,200,000           -   2,200,000 Claibourne County, PCR~Guaranteed: National
                                    Rural Utility CFC
                                    4.10%, 11/09/2000                                      2,200,000              -      2,200,000
  4,900,000           -   4,900,000 Claibourne County, PCR~Guaranteed: National
                                    Rural Utility CFC
                                    4.20%, 11/09/2000                                      4,900,000              -      4,900,000
  1,100,000           -   1,100,000 Harrison County, PCR, duPont (E.I.)
                                    deNemours & Co.
                                    4.65%, 09/01/2010 (A)                                  1,100,000              -      1,100,000
  7,700,000           -   7,700,000 Jackson County Port Facility Revenue,
                                    Chevron USA, Inc. Project
                                    4.60%, 06/01/2023 (A)                                  7,700,000              -      7,700,000
  2,000,000           -   2,000,000 Jackson County Water System, GO, Chevron
                                    USA, Inc. Project
                                    4.20%, 11/01/2024 (A)                                  2,000,000              -      2,000,000
 11,000,000           -  11,000,000 Jackson County, PCR, Chevron USA, Inc.
                                    Project
                                    4.60%, 12/01/2016 (A)                                 11,000,000              -     11,000,000
 11,750,000           -  11,750,000 Jackson County, PCR, Chevron USA, Inc.
                                    Project
                                    4.60%, 06/01/2023 (A)                                 11,750,000              -     11,750,000
 20,500,000           -  20,500,000 Perry County, PCR, Leaf River Forest Project
                                    4.65%, 03/01/2002 (A)
                                    LOC: Wachovia Bank N.A.                               20,500,000              -     20,500,000
                                                                                  ------------------------------------------------
                                                                                          65,875,000              -     65,875,000
                                                                                  ------------------------------------------------

                                    MISSOURI--2.58%

  3,000,000           -   3,000,000 Kansas City, IDA, Hospital Revenue, Research
                                    Health Services System
                                    4.75%, 10/15/2015 (A)                                  3,000,000              -      3,000,000
                                    Insured: MBIA SPA: Bank of America NT & SA
  2,400,000           -   2,400,000 Missouri State Development Finance Board
                                    Infrastructure Facilities, Science City Union
                                    Station, Series B

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                                    4.75%, 12/01/2003 (A)                                  2,400,000              -      2,400,000
                                    LOC: Canadian Imperial Bank of Commerce
  2,800,000           -   2,800,000 Missouri State Development Finance Board
                                    Infrastructure Facilities, Science City
                                    Union Station, Series C
                                    4.75%, 12/01/2003 (A)                                  2,800,000              -      2,800,000
                                    LOC: Canadian Imperial Bank of Commerce
 35,000,000           -  35,000,000 Missouri State HEFA, Medical Research
                                    Facilities, Stowers Institution
                                    4.30%, 06/01/2035 (A)                                 35,000,000              -     35,000,000
                                    Insured: MBIA SPA: Morgan Guaranty Trust Co.
          -     900,000     900,000 Missouri State, HEFA, Cox Health Systems RB
                                    4.60%, 06/01/2015 (A)
                                    Insured: MBIA                                                  -        900,000        900,000
          -   1,000,000   1,000,000 Missouri State, HEFA, The Washington
                                    University Project, Series D, RB
                                    4.60%, 09/01/2030 (A)                                          -      1,000,000      1,000,000
          -   1,200,000   1,200,000 Springfield, IDA, Pebblecreek Apartments
                                    Project, RB
                                    4.30%, 12/01/2019 (A)                                          -      1,200,000      1,200,000
                                                                                  ------------------------------------------------
                                                                                          43,200,000      3,100,000     46,300,000
                                                                                  ------------------------------------------------

                                    MONTANA--0.15%

  2,600,000           -   2,600,000 Forsyth, PCR, Pacificorp Project
                                    4.75%, 01/01/2018 (A)
                                    LOC: Rabobank Nederland NV                             2,600,000              -      2,600,000
                                                                                  ------------------------------------------------

                                    NEBRASKA--0.24%

          -   2,000,000   2,000,000 Douglas County, Hospital Authority, Immanuel
                                    Medical Center Project, RB, Pre-Refunded
                                    09/01/01 @ 102
                                    7.00%, 09/01/2021
                                    Insured: AMBAC                                                 -      2,080,373      2,080,373
          -   2,235,000   2,235,000 Nebraska State, Public Power District
                                    Authority, Power Supply Systems Project,
                                    Series C, RB, ETM
                                    4.25%, 01/01/2001                                              -      2,234,086      2,234,086
                                                                                  ------------------------------------------------
                                                                                                   -      4,314,459      4,314,459
                                                                                  ------------------------------------------------

                                    NEVADA--0.03%

          -     500,000     500,000 Clark County, School District, Series A, GO,
                                    Pre-Refunded 06/01/01 @ 101
                                    7.00%, 06/01/2009
                                    Insured: MBIA                                                  -        511,307        511,307
                                                                                  ------------------------------------------------

                                    NEW HAMPSHIRE--1.57%

 12,600,000           -  12,600,000 New Hampshire Health & Higher Education
                                    Facilities Authority, Mary Hitchcock
                                    Memorial, Series 85-D
                                    4.30%, 07/01/2021 (A)
                                    Insured: FGIC SPA: Chase Manhattan Bank               12,600,000              -     12,600,000
  4,400,000           -   4,400,000 New Hampshire Health & Higher Education
                                    Facilities Authority, VHA of New England,
                                    Inc., Series B
                                    4.40%, 12/01/2025 (A)
                                    Insured: AMBAC SPA: Mellon Bank N.A.                   4,400,000              -      4,400,000
  4,000,000           -   4,000,000 New Hampshire Health & Higher Education
                                    Facilities Authority, VHA of New England,
                                    Inc., Series C
                                    4.40%, 12/01/2025 (A)
                                    Insured: AMBAC SPA: Mellon Bank N.A.                   4,000,000              -      4,000,000
  7,125,000           -   7,125,000 New Hampshire Health & Higher Education
                                    Facilities Authority, VHA of New England,
                                    Inc., Series G
                                    4.40%, 12/01/2025 (A)
                                    Insured: AMBAC SPA: Mellon Bank N.A.                   7,125,000              -      7,125,000
                                                                                  ------------------------------------------------
                                                                                          28,125,000              -     28,125,000
                                                                                  ------------------------------------------------

                                    NEW JERSEY--1.89%

          -     900,000    900,000  Alpine Boro, BAN
                                    4.60%, 10/11/2001                                              -        901,616        901,616
          -   1,326,000   1,326,000 Bayonne, BAN
                                    5.00%, 07/12/2001                                              -      1,330,793      1,330,793
          -   1,500,000   1,500,000 Bayonne, Municipal Utilities Authority,
                                    Sewer Project, RN
                                    4.75%, 02/01/2001                                              -      1,500,711      1,500,711
          -     100,000     100,000 Berlin Township, Capital Improvement Project,
                                    GO
                                    5.65%, 12/15/2000                                              -        100,145        100,145
                                    Insured: MBIA
          -   2,925,000   2,925,000 Bloomingdale, BAN
                                    4.63%, 03/09/2001                                              -      2,929,807      2,929,807
          -   2,500,000   2,500,000 Bridgewater Township, BAN
                                    4.50%, 08/16/2001                                              -      2,501,582      2,501,582
          -     750,000     750,000 Chatham Township, BAN
                                    4.35%, 12/14/2000                                              -        750,128        750,128
          -   2,234,000   2,234,000 Edison Township, BAN

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                                    5.00%, 01/11/2001                                              -      2,235,884      2,235,884
          -   1,404,000   1,404,000 Harding Township, BAN
                                    4.50%, 07/06/2001                                              -      1,404,909      1,404,909
          -   3,500,000   3,500,000 Jersey City, BAN
                                    4.75%, 01/12/2001                                              -      3,502,346      3,502,346
          -     646,000     646,000 Maplewood Township, BAN
                                    4.50%, 03/23/2001                                              -        646,480        646,480
          -   2,500,000   2,500,000 Morristown, TAN
                                    4.60%, 02/16/2001                                              -      2,500,677      2,500,677
          -     750,000     750,000 New Hanover Township, Board of Education,
                                    Temporary Notes
                                    5.50%, 06/01/2001                                              -        752,074        752,074
          -   1,350,000   1,350,000 New Jersey State, Economic Development
                                    Authority, Peddie School Project, RB
                                    4.20%, 02/01/2026 (A)                                          -      1,350,000      1,350,000
          -   2,500,000   2,500,000 New Jersey State, Economic Development
                                    Authority, United Water Project, Series B,
                                    RB
                                    4.70%, 11/01/2025 (A)
                                    Insured: AMBAC                                                 -      2,500,000      2,500,000
          -   3,000,000   3,000,000 North Plainfield, Board of Education,
                                    Temporary Notes
                                    4.75%, 03/12/2001                                              -      3,004,203      3,004,203
          -   3,000,000   3,000,000 Passaic County, Utilities Authority, RN
                                    4.50%, 03/01/2001                                              -      3,000,000      3,000,000
          -   3,000,000   3,000,000 Washington Township, Gloucester County,
                                    Series A, BAN
                                    4.85%, 04/17/2001                                              -      3,004,626      3,004,626
                                                                                  ------------------------------------------------
                                                                                                   -     33,915,981     33,915,981
                                                                                  ------------------------------------------------

                                    NEW MEXICO--0.86%

  9,100,000           -   9,100,000 Hurley, PCR, Kennecott Santa Fe Corp. Project
                                    4.60%, 12/01/2015 (A)
                                    Guaranteed: BP Amoco Capital PLC                       9,100,000              -      9,100,000
  6,220,000           -   6,220,000 New Mexico State Highway Commission,
                                    Sub Lien, Series A
                                    5.00%, 06/15/2001                                      6,233,004              -      6,233,004
                                                                                  ------------------------------------------------
                                                                                          15,333,004              -     15,333,004
                                                                                  ------------------------------------------------

                                     NEW YORK--2.94%

 21,810,000           -  21,810,000 Long Island Power Authority Electric Systems
                                    Revenue, Series 6
                                    4.55%, 05/01/2033 (A)
                                    LOC: ABN-AMRO Bank NV/Morgan Guaranty
                                    Trust Co.                                             21,810,000              -     21,810,000
  3,000,000           -   3,000,000 New York City Municipal Water Finance
                                    Authority, Water & Sewer System Revenue,
                                    Series C
                                    4.55%, 06/15/2023 (A)
                                    Insured: FGIC                                          3,000,000              -      3,000,000
          -   5,100,000   5,100,000 New York City, Municipal Water Finance
                                    Authority, Series A, RB
                                    4.75%, 06/15/2025 (A)
                                    Insured: FGIC                                                  -      5,100,000      5,100,000
          -   5,230,000   5,230,000 New York City, Sub-Series A-6, GO
                                    4.15%, 08/01/2019 (A)                                          -      5,230,000      5,230,000
          -   3,000,000   3,000,000 New York City, Sub-Series A-10, GO
                                    4.75%, 08/01/2017 (A)                                          -      3,000,000      3,000,000
          -   1,300,000   1,300,000 New York City, Sub-Series B-2, GO
                                    4.75%, 08/15/2019 (A)                                          -      1,300,000      1,300,000
          -   8,000,000   8,000,000 New York City, Transitional Finance Authority,
                                    Series A-1, Future Tax Secured, RB
                                    4.20%, 11/15/2028 (A)                                          -      8,000,000      8,000,000
  2,200,000           -   2,200,000 New York State Energy Research & Development
                                    Authority, PCR, New York State Electric & Gas
                                    Corp., Series C
                                    4.55%, 06/01/2029 (A)
                                    LOC: Morgan Guaranty Trust Co.                         2,200,000              -      2,200,000
          -   3,000,000   3,000,000 Suffolk Cooperative Library Systems, RAN
                                    4.50%, 12/29/2000                                              -      2,999,898      2,999,898
                                                                                  ------------------------------------------------
                                                                                          27,010,000     25,629,898     52,639,898
                                                                                  ------------------------------------------------

                                     NORTH CAROLINA--1.23%

          -   4,000,000   4,000,000 Charlotte-Mecklenberg, Hospital Authority,
                                    Series B, RB
                                    4.30%, 01/15/2026 (A)                                          -      4,000,000      4,000,000
 13,500,000           -  13,500,000 North Carolina Educational Facilities Finance
                                    Agency, Bowman Gray School Project
                                    4.35%, 09/01/2026 (A)
                                    LOC: Wachovia Bank, N.A.                              13,500,000              -     13,500,000
          -   1,500,000   1,500,000 North Carolina, Medical Care Commission, Duke
                                    University Hospital Project, Series A
                                    4.35%, 06/01/2023 (A)                                          -      1,500,000      1,500,000
          -   3,000,000   3,000,000 North Carolina, Medical Care Commission, Duke
                                    University Hospital Project, Series B, RB
                                    4.35%, 06/01/2015 (A)                                          -      3,000,000      3,000,000
                                                                                  ------------------------------------------------
                                                                                          13,500,000      8,500,000     22,000,000
                                                                                  ------------------------------------------------

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                                    OHIO--1.48%

          -   1,730,000   1,730,000 Akron-Summit County, Ohio Public Library,
                                    Series A, GO
                                    4.50%, 12/01/2000
                                    Insured: FGIC                                                  -      1,730,614      1,730,614
  1,500,000           -   1,500,000 Ohio State Air Quality Development Authority
                                    Revenue, Mead Corp.
                                    4.55%, 10/01/2001 (A)
                                    LOC: Deutsche Bank A.G.                                1,500,000              -      1,500,000
 19,200,000           -  19,200,000 Ohio State Air Quality Development Authority
                                    Revenue, PCR, Ohio Edison, Series C
                                    4.60%, 06/01/2023 (A)
                                    LOC: First Union National Bank                        19,200,000              -     19,200,000
          -   1,000,000   1,000,000 Ohio State, Infrastructure Improvement
                                    Project, Series A, GO
                                    4.00%, 02/01/2001                                              -        997,662        997,662
          -   3,000,000   3,000,000 Ohio State, Public Facilities Commission,
                                    Higher Education Facilities Project,
                                    Series II-A, RB, Pre-Refunded 05/01/01 @ 102
                                    6.30%, 05/01/2004
                                    Insured: AMBAC                                                 -      3,086,730      3,086,730
                                                                                  ------------------------------------------------
                                                                                          20,700,000      5,815,006     26,515,006
                                                                                  ------------------------------------------------

                                    OKLAHOMA--0.17%

          -   3,000,000   3,000,000 Tulsa, Industrial Authority, University of
                                    Tulsa Project, Series B, RB
                                    4.40%, 10/01/2026 (A)
                                    Insured: MBIA                                                  -      3,000,000      3,000,000
                                                                                  ------------------------------------------------

                                    OREGON--0.62%

 11,000,000  11,000,000  11,000,000 Portland, TAN, GO
                                    5.00%, 06/28/2001                                     11,048,389              -     11,048,389
                                                                                  ------------------------------------------------

                                    PENNSYLVANIA--3.22%

          -   1,000,000   1,000,000 Allegheny County, Sanitary & Sewer Authority,
                                    RB, ETM
                                    5.20%, 12/01/2000
                                    Insured: FGIC                                                 -       1,000,816      1,000,816
  3,500,000           -   3,500,000 Delaware County, IDA, PECO Energy Co. Project
                                    4.30%, 11/07/2000
                                    Insured: FGIC                                          3,500,000              -      3,500,000
  5,145,000           -   5,145,000 Delaware County, IDA, Resource Recovery
                                    Facility, Series G
                                    4.20%, 12/01/2031 (A)
                                    Guaranteed: General Electric Corp.                     5,145,000              -      5,145,000
  3,100,000           -   3,100,000 Delaware Valley Regional Finance Authority
                                    Local Government Revenue, Series A
                                    4.30%, 12/01/2019 (A)
                                    LOC: Credit Suisse First Boston                        3,100,000              -      3,100,000
 10,900,000           -  10,900,000 Delaware Valley Regional Finance Authority
                                    Local Government Revenue, Series B
                                    4.30%, 12/01/2020 (A)
                                    LOC: Credit Suisse First Boston                       10,900,000              -     10,900,000
  8,100,000           -   8,100,000 Delaware Valley Regional Finance Authority
                                    Local Government Revenue, Series C
                                    4.30%, 12/01/2020 (A)
                                    LOC: Credit Suisse First Boston                        8,100,000              -      8,100,000
          -   3,000,000   3,000,000 Montgomery County
                                    4.25%, 12/06/2000                                              -      3,000,000      3,000,000
          -   1,500,000   1,500,000 Pennsylvania State, Higher Educational
                                    Authority, University of Pennsylvania Health
                                    Services Project, Series B, RB
                                    4.40%, 01/01/2026 (A)                                          -      1,500,000      1,500,000
 12,900,000           -  12,900,000 Schuylkill County, IDA, Resource Recovery
                                    Revenue, Gilberton Power Project
                                    4.30%, 12/01/2002 (A)
                                    LOC: Mellon Bank N.A.                                 12,900,000              -     12,900,000
  8,500,000           -   8,500,000 South Fork Municipal Authority, Hospital
                                    Revenue, Conemaugh Health System, Series A
                                    4.60%, 07/01/2028 (A)
                                    Insured: MBIA SPA: Credit Suisse First Boston          8,500,000              -      8,500,000
                                                                                  ------------------------------------------------
                                                                                          52,145,000      5,500,816     57,645,816
                                                                                  ------------------------------------------------

                                    SOUTH CAROLINA--3.05%

 19,400,000           -  19,400,000 Piedmont Municipal Power Agency, Electric Co.,
                                    Series C
                                    4.30%, 01/01/2022 (A)
                                    Insured: MBIA SPA: Morgan Guaranty Trust Co.          19,400,000              -     19,400,000
          -   1,500,000   1,500,000 South Carolina, Public Service Authority,
                                    Series A, RB
                                    4.50%, 01/01/2001                                              -      1,500,584      1,500,584
 16,800,000           -  16,800,000 Spartanburg County Health Services District,
                                    Inc.Hospital Revenue
                                    4.25%, 04/15/2023 (A)
                                    LOC: MBIA SPA: NationsBank N.A.                       16,800,000              -     16,800,000

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
 17,000,000           -  17,000,000 Spartanburg County School District No. 7, BAN
                                    4.75%, 02/15/2001                                     17,029,541              -     17,029,541
                                                                                  ------------------------------------------------
                                                                                          53,229,541      1,500,584     54,730,125
                                                                                  ------------------------------------------------

                                    TENNESSEE--1.82%

 13,570,000           -  13,570,000 Metropolitan Nashville Airport Authority
                                    Special Facilities Revenue, American Airlines
                                    Project, Series A
                                    4.55%, 10/01/2012 (A)
                                    LOC: Credit Suisse First Boston                       13,570,000              -     13,570,000
 13,900,000           -  13,900,000 Metropolitan Nashville Airport Authority
                                    Special Facilities Revenue, American Airlines
                                    Project, Series B
                                    4.55%, 10/01/2012 (A)
                                    LOC: Bayerische Landesbank GZ                         13,900,000              -     13,900,000
          -   2,000,000   2,000,000 Nashville & Davidson Counties, Metropolitan
                                    Government Multi-Family Housing Authority,
                                    Old Hickory Towers Project, Series A, RB
                                    4.50%, 01/01/2030 (A)                                          -      2,000,000      2,000,000
  3,100,000           -   3,100,000 Sullivan County, IDB, PCR, Mead Corp. Project
                                    4.55%, 10/01/2016 (A)
                                    LOC: UBS AG                                            3,100,000              -      3,100,000
                                                                                  ------------------------------------------------
                                                                                          30,570,000      2,000,000     32,570,000
                                                                                  ------------------------------------------------

                                    TEXAS--13.64%

          -   1,300,000   1,300,000 Austin Utilities Systems, RB
                                    4.88%, 11/15/2000                                              -      1,300,297      1,300,297
                                    Austin, Utility Systems Authority, RB,
          -   2,325,000   2,325,000 Pre-Refunded 05/15/01 @ 102
                                    7.00%, 05/15/2016                                              -      2,403,327      2,403,327
                                    Insured: AMBAC
  1,700,000           -   1,700,000 Grapevine, IDC, American Airlines, Series A-2
                                    4.65%, 12/01/2024 (A)
                                    LOC: Bayerische Landesbank GZ                          1,700,000              -      1,700,000
  2,200,000           -   2,200,000 Grapevine, IDC, American Airlines, Series A-3
                                    4.65%, 12/01/2024 (A)
                                    LOC: Bayerische Landesbank GZ                          2,200,000              -      2,200,000
  1,600,000           -   1,600,000 Grapevine, IDC, American Airlines, Series B-1
                                    4.65%, 12/01/2024 (A)
                                    LOC: Bayerische Landesbank GZ                          1,600,000              -      1,600,000
 15,550,000           -  15,550,000 Guadalupe-Blanco River Authority, PCR,
                                    Central Power & Light Co. Project
                                    4.65%, 11/01/2015 (A)
                                    LOC: Barclays Bank PLC                                15,550,000              -     15,550,000
  6,000,000           -   6,000,000 Gulf Coast Waste Disposal Authority, PCR,
                                    Amoco Oil Co. Project
                                    4.60%, 10/01/2017 (A)                                  6,000,000              -      6,000,000
 12,500,000           -  12,500,000 Gulf Coast Waste Disposal Authority, PCR,
                                    Exxon Mobil Project
                                    4.25%, 10/01/2024 (A)                                 12,500,000              -     12,500,000
 18,000,000           -  18,000,000 Harris County Health Facilities Development
                                    Corp., Texas Children's Hospital, Series B-1
                                    4.35%, 10/01/2029 (A)
                                    Insured: MBIA SPA: Morgan Guaranty Trust Co.          18,000,000              -     18,000,000
 13,000,000           -  13,000,000 Harris County, IDC, Baytank Houston, Inc.
                                    Project
                                    4.30%, 02/01/2020 (A)
                                    LOC: Rabobank Nederland NV                            13,000,000              -     13,000,000
  3,800,000           -   3,800,000 Harris County, IDC, PCR
                                    4.60%, 03/01/2024 (A)                                  3,800,000              -      3,800,000
          -   2,000,000   2,000,000 Harris County, Series C, GO
                                    4.35%, 08/01/2015 (A)                                          -      2,000,000      2,000,000
 13,500,000           -  13,500,000 Hockley County, IDC, PCR, Amoco Project,
                                    Standard Oil Co.
                                    4.10%, 03/01/2014 (A)                                 13,502,224              -     13,502,224
  5,700,000           -   5,700,000 Houston, Series B
                                    4.20%, 01/11/2001
                                    SPA: Toronto-Dominion Bank                             5,700,000              -      5,700,000
 12,000,000           -  12,000,000 Houston, Series B
                                    4.20%, 01/11/2001
                                    SPA: Toronto-Dominion Bank                            12,000,000              -     12,000,000
  5,000,000           -   5,000,000 Houston, Series B
                                    4.30%, 01/11/2001
                                    SPA: Toronto-Dominion Bank                             5,000,000              -      5,000,000
 12,500,000           -  12,500,000 Houston Higher Education Finance Authority,
                                    Rice University, Series A
                                    4.30%, 02/14/2001                                     12,500,000              -     12,500,000
  1,300,000           -   1,300,000 Lone Star Airport Improvement Authority,
                                    American Airlines, Inc., Series A-2
                                    4.65%, 12/01/2014 (A)
                                    LOC: Royal Bank of Canada                              1,300,000              -      1,300,000
  2,000,000           -   2,000,000 Lone Star Airport Improvement Authority,
                                    American Airlines, Inc., Series A-4
                                    4.65%, 12/01/2014 (A)
                                    LOC: Royal Bank of Canada                              2,000,000              -      2,000,000
  2,200,000           -   2,200,000 Lone Star Airport Improvement Authority,
                                    American Airlines, Inc., Series B-1
                                    4.65%, 12/01/2014 (A)
                                    LOC: Royal Bank of Canada                              2,200,000              -      2,200,000
 13,650,000           -  13,650,000 Lower Neches Valley Authority, PCR, Chevron
                                    USA, Inc. Project

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                                    4.25%, 02/15/2017 (A)                                 13,650,000              -     13,650,000
 12,000,000           -  12,000,000 Midlothian IDC, PCR, Crow Chemical Co. Project
                                    4.30%, 12/01/2009 (A)
                                    LOC: UBS AG                                           12,000,000              -     12,000,000
                                    North Central HFDC Presbyterian Medical Center,
  3,600,000           -   3,600,000 Series D
                                    4.65%, 12/01/2015 (A)
                                    LOC: MBIA SPA: Chase Manhattan Bank, NA                3,600,000              -      3,600,000
                                    Sabine River Authority, PCR, Texas Utilities
 20,450,000           -  20,450,000 Project, Series A
                                    4.65%, 03/01/2026 (A)
                                    Insured: AMBAC SPA: Bank of New York                  20,450,000              -     20,450,000
 55,500,000           -  55,500,000 Texas State, TRAN
                                    5.25%, 08/31/2001                                     55,930,779              -     55,930,779
          -   3,315,000   3,315,000 Texas State, University Financing System,
                                    Series A, RB
                                    4.50%, 03/15/2001                                              -      3,317,922      3,317,922
                                    Insured: FSA
          -  1,255,000    1,255,000 Waco, GO
                                    4.25%, 02/01/2001                                              -      1,254,982      1,254,982
                                    Insured: MBIA
                                                                                  ------------------------------------------------
                                                                                         234,183,003     10,276,528    244,459,531
                                                                                  ------------------------------------------------

                                    UTAH--3.39%

          -   3,000,000   3,000,000 Utah Intermountain Power Agency
                                    4.30%, 12/05/2000                                              -      3,000,000      3,000,000
 48,300,000           -  48,300,000 Utah State, GO, Series B
                                    4.30%, 07/01/2016 (A)
                                    SPA: Toronto Dominion Bank                            48,300,000              -     48,300,000
  9,500,000           -   9,500,000 Utah State, GO, Series C
                                    4.30%, 07/01/2016 (A)
                                    SPA: Toronto Dominion Bank                             9,500,000              -      9,500,000
                                                                                  ------------------------------------------------
                                                                                          57,800,000      3,000,000     60,800,000
                                                                                  ------------------------------------------------

                                    VERMONT--0.46%

  5,900,000           -   5,900,000 Vermont Education & Health Building Finance
                                    Agency Hospital Revenue, VHA of New England,
                                    Series D
                                    4.40%, 12/01/2025 (A)
                                    Insured: AMBAC SPA: Mellon Bank N.A.                   5,900,000              -      5,900,000
  2,300,000           -   2,300,000 Vermont Education & Health Building Finance
                                    Agency Hospital Revenue, VHA of New England,
                                    Series F
                                    4.40%, 12/01/2025 (A)
                                    Insured: AMBAC SPA: Mellon Bank N.A.                   2,300,000              -      2,300,000
                                                                                  ------------------------------------------------
                                                                                           8,200,000              -      8,200,000
                                                                                  ------------------------------------------------

                                    VIRGINIA--0.19%

  3,500,000           -   3,500,000 Peninsula Ports Authority, CTR, Dominion
                                    Terminal Project, Series C
                                    4.60%, 07/01/2016 (A)
                                    LOC: Barclays Bank PLC                                 3,500,000              -      3,500,000
                                                                                  ------------------------------------------------

                                    WASHINGTON--0.31%

          -   1,940,000   1,940,000 Chelan County, Public Utility District,
                                    Chelan Hydro Project, Series A, RB
                                    4.40%, 06/01/2015 (A)
                                    Insured: MBIA                                                  -      1,940,000      1,940,000
          -   1,600,000   1,600,000 Seattle, Metropolitan Sewer Authority,
                                    Series U, RB, Pre-Refunded 01/01/01@ 102
                                    6.60%, 01/01/2032
                                    Insured: FGIC                                                  -      1,637,690      1,637,690
          -     550,000     550,000 Seattle, Washington Drain & Wastewater, RB
                                    4.00%, 11/01/2000                                              -        550,000        550,000
                                    Washington State, Health Care Facilities
          -   1,500,000   1,500,000 Authority, Fred Hutchinson Cancer Center, RB
                                    4.75%, 01/01/2029 (A)                                          -      1,500,000      1,500,000
                                                                                  ------------------------------------------------
                                                                                                   -      5,627,690      5,627,690
                                                                                  ------------------------------------------------

                                    WISCONSIN--2.83%

          -   1,200,000   1,200,000 Janesville, School District, GO
                                    5.40%, 03/01/2001                                              -      1,204,204      1,204,204
                                    Insured: FSA
 40,000,000           -  40,000,000 Milwaukee, RAN, Series B
                                    5.25%, 08/30/2001                                     40,311,786              -     40,311,786
  9,200,000           -   9,200,000 Wisconsin State HEFA, University of
                                    Wisconsin Medical Foundation
                                    4.40%, 05/01/2030 (A)
                                    LOC: LaSalle Bank N.A.                                 9,200,000              -      9,200,000
                                                                                  ------------------------------------------------
                                                                                          49,511,786      1,204,204     50,715,990
                                                                                  ------------------------------------------------

                                    WYOMING--3.77%

                       See Notes to Pro Forma Financial Statements

 PAR VALUE                          DESCRIPTION                                              VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
  GALAXY      PILLAR                                                                    GALAXY          PILLAR
TAX-EXEMPT   TAX-EXEMPT                                                               TAX-EXEMPT       TAX-EXEMPT
  MONEY        MONEY       PRO                                                          MONEY            MONEY          PRO
  MARKET       MARKET     FORMA                                                         MARKET           MARKET        FORMA
   FUND         FUND     COMBINED                                                        FUND             FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
  1,700,000           -   1,700,000 Kemmerer, PCR, Exxon Mobil Project
                                    4.60%, 11/01/2014 (A)                                  1,700,000              -      1,700,000
  2,200,000           -   2,200,000 Lincoln County, PCR, Exxon Mobil Project,
                                    Series A
                                    4.55%, 11/01/2014 (A)                                  2,200,000              -      2,200,000
  2,200,000           -   2,200,000 Lincoln County, PCR, Exxon Mobil Project,
                                    Series B
                                    4.55%, 11/01/2014 (A)                                  2,200,000              -      2,200,000
  2,500,000           -   2,500,000 Lincoln County, PCR, Exxon Mobil Project,
                                    Series C
                                    4.55%, 11/01/2014 (A)                                  2,500,000              -      2,500,000
 10,700,000           -  10,700,000 Platte County, PCR, Tri-State G & T,
                                    Series A
                                    4.75%, 07/01/2014 (A)                                 10,700,000              -     10,700,000
                                    LOC: National Rural Utility CFC
  3,900,000           -   3,900,000 Platte County, PCR, Tri-State G & T,
                                    Series B
                                    4.75%, 07/01/2014 (A)                                  3,900,000              -      3,900,000
                                    LOC: National Rural Utility CFC
  7,800,000           -   7,800,000 Sublette County, PCR, Exxon Mobil Project
                                    4.60%, 11/01/2014 (A)                                  7,800,000              -      7,800,000
 14,500,000           -  14,500,000 Sweetwater County, PCR, Series 88-A
                                    4.20%, 12/06/2000
                                    LOC: UBS AG                                           14,500,000              -     14,500,000
  4,600,000           -   4,600,000 Sweetwater County, PCR, Pacificorp Project,
                                    Series A
                                    4.25%, 07/01/2015 (A)
                                    LOC: Commerzbank AG                                    4,600,000              -      4,600,000
  6,700,000           -   6,700,000 Uinta County, PCR, Amoco Project
                                    4.60%, 07/01/2026 (A)                                  6,700,000              -      6,700,000
  4,600,000           -   4,600,000 Unita County, PCR, Chevron USA, Inc. Project
                                    4.60%, 04/01/2010 (A)                                  4,600,000              -      4,600,000
  4,660,000           -   4,660,000 Uinta County, PCR, Chevron USA, Inc. Project
                                    4.60%, 08/15/2020 (A)                                  4,660,000              -      4,660,000
  1,600,000           -   1,600,000 Uinta County, PCR, Chevron USA, Inc. Project
                                    4.60%, 12/01/2022 (A)                                  1,600,000              -      1,600,000
                                                                                  ------------------------------------------------
                                                                                          67,660,000              -     67,660,000
                                                                                  ------------------------------------------------
                                TOTAL MUNICIPAL SECURITIES                             1,580,175,684    181,183,256  1,761,358,940
                                                                                  ------------------------------------------------

            U.S. GOVERNMENT OBLIGATIONS--0.97%

                                 U.S. TREASURY BILLS--0.97%

          -   5,500,000   5,500,000 6.12%, 11/09/2000                                              -      5,492,771      5,492,771
          -   4,000,000   4,000,000 6.08%, 11/16/2000                                              -      3,990,167      3,990,167
          -   6,000,000   6,000,000 6.14%, 11/24/2000                                              -      5,977,115      5,977,115
          -   2,000,000   2,000,000 6.14%, 11/30/2000                                              -      1,990,430      1,990,430
                                                                                  ------------------------------------------------
                                   TOTAL U.S. GOVERNMENT OBLIGATIONS                              -     17,450,483      17,450,483
                                                                                  ------------------------------------------------

                SHARES
-------------------------------------------------------------------------------
               INVESTMENT COMPANIES--1.12%

     12,378           -      12,378 Dreyfus Tax-Exempt Cash Management Fund                   12,378              -         12,378
    633,273           -     633,273 Federated Investors Tax-Free Obligations Fund            633,273              -        633,273
          -   9,492,564   9,492,564 Goldman Sachs Tax-Free Money Market, Class A                   -      9,492,564      9,492,564
          -   9,920,823   9,920,823 SEI Institutional Tax-Free Fund                                -      9,920,823      9,920,823
                                                                                  ------------------------------------------------
                                    TOTAL INVESTMENT COMPANIES                               645,651     19,413,387     20,059,038
                                                                                  ------------------------------------------------
                                    TOTAL INVESTMENTS-100.35%                          1,580,821,335    218,047,126  1,798,868,461
                                    (COST $1,580,821,335, $218,047,126,           ------------------------------------------------
                                                                                                                    $1,798,868,461)

                                   NET OTHER ASSETS AND LIABILITIES--(0.35)%              (4,546,738)    (1,815,996)    (6,362,734)
                                                                                  ------------------------------------------------
                                   NET ASSETS--100.00%                                $1,576,274,597   $216,231,130 $1,792,505,727
                                                                                  ================================================

                               (A)Variable rate demand notes are payable, upon not more than one, seven or thirty business days notice. Put bonds have demand features within one year.
                               Notes mature within one year.
                               The interest rate shown reflects the rate in effect at October 31, 2000.
                               AMBAC American Municipal Bond Assurance Corp. BAN Bond Anticipation Notes
                               CFC Cooperative Finance Corp.
                               CTR Coal Term Revenue
                               ETM Escrowed to Maturity
                               FGIC Federal Guaranty Insurance Corp.
                               FSA Financial Security Assurance Co.
                               GO General Obligation
                               HEFA Health and EducationalFacilities Authority HFDC Health Facilities Development Corp.
                               IDA Industrial Development Authority
                               IDB Industrial Development Board
                               IDC Industrial Development Corp.
                               IDR Industrial Development Revenue


                   See Notes to Pro Forma Financial Statements

                                LOC Letter of Credit
                                MBIA Municipal Bond Insurance Association
                                PCR Pollution Control Revenue
                                RB Revenue Bond
                                RN Revenue Note
                                RAN Revenue Anticipation Notes
                                SPA Stand-by Purchase Agreement
                                TAN Tax Anticipation Notes
                                TRAN Tax and Revenue Anticipation Notes


                   See Notes to Pro Forma Financial Statements

                                          GALAXY TAX-EXEMPT MONEY MARKET FUND
                                          PILLAR TAX-EXEMPT MONEY MARKET FUND
                          PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                                   OCTOBER 31, 2000


                                                            --------------------------------------------------------------
                                                                GALAXY          PILLAR
                                                              TAX-EXEMPT      TAX-EXEMPT                     PRO FORMA
                                                             MONEY MARKET    MONEY MARKET    PRO FORMA       COMBINED
                                                                 FUND            FUND       ADJUSTMENTS      (NOTE 1)
                                                            --------------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                                $1,580,821,335  $ 218,047,126 $            -  $1,798,868,461
                                                            --------------------------------------------------------------
              Total Investments at Value                      1,580,821,335    218,047,126              -   1,798,868,461

      Cash                                                            8,003          2,213              -          10,216
      Receivable for shares sold                                  7,820,955              -              -       7,820,955
      Interest and dividends receivable                           9,665,749      2,103,770              -      11,769,519
      Other Assets                                                        -          5,557              -           5,557
                                                            --------------------------------------------------------------
              Total Assets                                    1,598,316,042    220,158,666              -   1,818,474,708

LIABILITIES:
      Dividends payable                                           4,114,640        687,368              -       4,802,008
      Payable for investments purchased                          16,363,578      3,086,730              -      19,450,308
      Payable for shares repurchased                                831,521              -              -         831,521
      Advisory fee payable                                          490,728         64,703              -         555,431
      Payable to Fleet affiliates                                    12,297              -              -          12,297
      Payable to Administrator                                      104,392         36,970              -         141,362
      Trustees' fees and expenses payable                            24,088              -              -          24,088
      Reorganization Cost*                                                -              -         57,665          57,665
      Accrued expenses and other payables                           100,201         51,765              -         151,966
                                                            --------------------------------------------------------------
              Total Liabilities                                  22,041,445      3,927,536         57,665      26,026,646

NET ASSETS                                                   $1,576,274,597  $ 216,231,130  $     (57,665) $1,792,448,062
                                                            ==============================================================

NET ASSETS CONSISTS OF:
      Paid-in capital                                        $1,576,539,654  $ 216,234,440 $            -  $1,792,774,094
      (Overdistributed) net investment income                       (19,453)             -        (57,665)        (77,118)
      Accumulated net realized (loss) on investments sold          (245,604)        (3,310)             -        (248,914)
                                                            --------------------------------------------------------------
TOTAL NET ASSETS                                             $1,576,274,597  $ 216,231,130 $      (57,665) $1,792,448,062
                                                            ==============================================================

Net Assets by Class:
          Retail A Shares/Class A Shares                     $  215,913,814  $  55,332,193 $      (14,755) $  271,231,252
                                                            ==============================================================
          Trust Shares/Class I Shares                         1,276,444,824    160,898,937        (42,910)  1,437,300,851
                                                            ==============================================================
          BKB Shares                                             83,915,959       N/A                   -      83,915,959
                                                            ==============================================================

Shares of beneficial interest outstanding:
          Retail A Shares/Class A Shares                        215,971,129     55,329,782              -     271,300,911
                                                            ==============================================================
          Trust Shares/Class I Shares                         1,276,652,565    160,904,657              -   1,437,557,222
                                                            ==============================================================
          BKB Shares                                             83,915,963       N/A                   -      83,915,963
                                                            ==============================================================


Net Asset Value, Retail A Shares/Class A Shares              $         1.00  $        1.00                 $         1.00
                                                            ==============================================================
Net Asset Value, Trust Shares/Class A Shares                 $         1.00  $        1.00                 $         1.00
                                                            ==============================================================
Net Asset Value, BKB Shares                                  $         1.00       N/A                      $         1.00
                                                            ==============================================================


* Reorganization cost will be applied to the Pillar fund before the fund is merged into the Galaxy fund, except that Fleet Advisors or an affiliate will bear these costs to the extent they result in a decrease in the per share net asset value of the Pillar fund.

                   See Notes to Pro Forma Financial Statements

                                   GALAXY TAX-EXEMPT MONEY MARKET FUND
                                   PILLAR TAX-EXEMPT MONEY MARKET FUND
                         PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                      OCTOBER 31, 2000

                                            --------------------------------------------------------------
                                                GALAXY          PILLAR
                                              TAX-EXEMPT      TAX-EXEMPT                       PRO FORMA
                                             MONEY MARKET    MONEY MARKET     PRO FORMA        COMBINED
                                                 FUND            FUND        ADJUSTMENTS       (NOTE 1)
                                            --------------------------------------------------------------
Investment Income:
     Interest Income                         $   38,224,042  $    8,011,953  $          -     $46,235,995
     Dividend Income                                133,786         198,050             -         331,836
                                            --------------------------------------------------------------
        Total Investment Income                  38,357,828       8,210,003             -      46,567,831
                                            --------------------------------------------------------------

Expenses:
     Investment Advisory Fees                     3,828,136         700,218        93,431 (a)   4,621,785
     Administrative Fees                            667,581         396,351      (303,332)(a)     760,600
     Custodian Fee                                   34,563          50,018       (45,000)(b)      39,581
     Fund Accounting Fee                            142,874             572         9,054 (a)     152,500
     Professional Fees                               59,601          19,858       (17,000)(b)      62,459
     Trustee Fees                                    23,994           2,586             -          26,580
     Reports to Shareholders                         14,083          27,566       (22,000)(b)      19,649
     Miscellaneous Expenses                          99,407           9,864             -         109,271
                                            --------------------------------------------------------------
        Subtotal                                  4,870,239       1,207,033      (284,847)      5,792,425

     Transfer Agent Fee
        Retail A Shares/Class A                      48,600           7,168             -          55,768
        Trust Shares/Class I                             23          23,538       (22,691) (a)        870
        BKB Shares                                   10,199               -             -          10,199
     Shareholder Services Fee & 12b-1 Fee
        Retail A Shares/Class A                     179,525         105,705       (63,791) (a)    221,439
        Trust Shares/Class I                              -               -             -               -
        BKB Shares                                   17,488               -             -          17,488

                                            --------------------------------------------------------------
        Total Expenses Before                     5,126,074       1,343,444      (371,329)      6,098,189
        Waivers/Reimbursements

Less Waiver/Reimbursements
     Fund Level Waivers                           (150,706)         (8,092)       (43,925)(c)    (202,723)
     Class Specific Waivers/Reimbursements
        Retail A Shares/Class A                           -               -             -
        Trust Shares/Class I                              -               -             -
        BKB Shares                                  (4,638)               -             - (c)      (4,638)
                                            --------------------------------------------------------------
        Total Waivers/Reimbursements               (155,344)         (8,092)      (43,925)       (207,361)

     Net Expenses                                 4,970,730       1,335,352      (415,254)      5,890,828
                                            --------------------------------------------------------------

Net Investment Income                            33,387,098       6,874,651       415,254      40,677,003
                                            --------------------------------------------------------------

Net Realized Gain on Investments                          -            (705)            -            (705)
                                            --------------------------------------------------------------

Net Increase in Net Assets Resulting from
Operations                                   $   33,387,098  $    6,873,946  $    415,254     $40,676,298
                                            ==============================================================


(a)  Reflects adjustment to the acquiring fund contractual fee level.
(b)  Reflects expected savings when the two funds become one.
(c)  Reflects adjustment to the acquiring fund's voluntary expense limitation.


                   See Notes to Pro Forma Financial Statements

                       Galaxy Tax-Exempt Money Market Fund
                       Pillar Tax-Exempt Money Market Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2000, the Trust offered thirty-seven managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 2000 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1999. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 2000 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Pillar Tax-Exempt Money Market Fund in exchange for Retail A and Trust shares of Galaxy Tax-Exempt Money Market Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Pillar Tax-Exempt Money Market Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 2000, the Galaxy Tax-Exempt Money Market Fund's investment advisory fee was computed based on the annual rate of 0.40% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, 0.0575% of the next $3 billion, and 0.0525% of the combined average daily net assets in excess of $21 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.10% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions.


2.       Portfolio Valuation

The Galaxy Tax-Exempt Money Market Fund values its securities utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Pillar Tax-Exempt Money Market Fund utilizes the same method for determining portfolio valuation.

                          Galaxy Tax-Exempt Money Market Fund
                          Pillar Tax-Exempt Money Market Fund
               Notes to Pro Forma Combining Financial Statements (unaudited)


3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Tax-Exempt Money Market Fund that would have been issued at October 31, 2000 in connection with the proposed reorganization. The pro forma number of shares outstanding of 1,792,774,096 consists of 216,234,439 shares assumed issued in the reorganization plus 1,576,539,657 shares of the Galaxy Tax-Exempt Money Market Fund at October 31, 2000.

                                        GALAXY HIGH QUALITY BOND FUND
                                        PILLAR FIXED INCOME FUND
                       PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                            OCTOBER 31, 2000


 PAR VALUE                        DESCRIPTION                                 VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------------
GALAXY HIGH                                                                            GALAXY HIGH
QUALITY BOND   PILLAR FIXED    PRO FORMA                                               QUALITY BOND   PILLAR FIXED     PRO FORMA
    FUND       INCOME FUND     COMBINED                                                    FUND        INCOME FUND      COMBINED
----------------------------------------------------------------------------------------------------------------------------------

             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 43.90%

                                   U.S. TREASURY BONDS - 14.12%
$  2,250,000  $      -  $2,250,000 12.00%, 08/15/2013                                  $  3,078,472   $           -   $  3,078,472
   4,000,000         -   4,000,000 13.25%, 05/15/2014                                     5,912,880               -      5,912,880
   3,000,000         -   3,000,000 11.25%, 02/15/2015                                     4,500,000               -      4,500,000
   2,000,000         -   2,000,000 9.88%, 11/15/2015                                      2,760,260               -      2,760,260
   2,890,000         -   2,890,000 8.75%, 05/15/2017                                      3,713,968               -      3,713,968
   6,760,000         -   6,760,000 8.88%, 08/15/2017                                      8,787,932               -      8,787,932
   3,550,000         -   3,550,000 9.00%, 11/15/2018                                      4,707,051               -      4,707,051
   5,000,000         -   5,000,000 8.13%, 08/15/2019                                      6,178,100               -      6,178,100
   5,500,000         -   5,500,000 8.75%, 05/15/2020                                      7,215,615               -      7,215,615
  10,260,000         -  10,260,000 7.88%, 02/15/2021                                     12,486,728               -     12,486,728
   1,000,000         -   1,000,000 8.13%, 05/15/2021                                      1,247,940               -      1,247,940
   3,500,000         -   3,500,000 8.13%, 08/15/2021                                      4,373,425               -      4,373,425
   8,750,000         -   8,750,000 8.00%, 11/15/2021                                     10,817,187               -     10,817,187
   5,975,000         -   5,975,000 6.38%, 08/15/2027                                      6,303,505               -      6,303,505
   7,340,000         -   7,340,000 6.13%, 11/15/2027                                      7,506,031               -      7,506,031
   4,250,000         -   4,250,000 5.50%, 08/15/2028                                      4,001,077               -      4,001,077
   5,285,000         -   5,285,000 5.25%, 11/15/2028                                      4,806,179               -      4,806,179
   1,550,000         -   1,550,000 5.25%, 02/15/2029                                      1,412,980               -      1,412,980
  12,565,000         -  12,565,000 6.13%, 08/15/2029                                     13,016,460               -     13,016,460
                                                                                      --------------------------------------------
                                                                                        112,825,790               -    112,825,790
                                                                                      --------------------------------------------
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.75%
   4,000,000         -   4,000,000 4.89%, 08/15/2001                                      3,800,000               -      3,800,000
     475,000         -     475,000 5.75%, 04/15/2003                                        467,932               -        467,932
           - 3,250,000   3,250,000 6.58%, 06/24/2004, MTN                                         -       3,230,760      3,230,760

   4,000,000         -   4,000,000 7.13%, 02/15/2005                                      4,089,120               -      4,089,120
           - 4,000,000   4,000,000 7.25%, 04/04/2005                                              -       4,035,000      4,035,000
   5,000,000         -   5,000,000 5.75%, 06/15/2005                                      4,850,350               -      4,850,350
           - 5,000,000   5,000,000 6.99%, 07/09/2007                                              -       4,930,900      4,930,900
   3,000,000         -   3,000,000 6.63%, 10/15/2007                                      3,015,000               -      3,015,000
           - 5,000,000   5,000,000 6.81%, 12/18/2007                                              -       4,894,450      4,894,450
           - 4,000,000   4,000,000 6.62%, 12/28/2007                                              -       3,891,400      3,891,400
           - 5,000,000   5,000,000 6.24%, 01/14/2008                                              -       4,803,900      4,803,900
           - 5,000,000   5,000,000 5.75%, 02/15/2008                                              -       4,756,500      4,756,500
           - 5,000,000   5,000,000 6.29%, 04/23/2008                                              -       4,812,400      4,812,400
   5,100,000         -   5,100,000 6.00%, 05/15/2008                                      4,913,748               -      4,913,748
   4,199,000 4,982,000   9,181,000 6.38%, 06/15/2009                                      4,114,390       4,873,691      8,988,081
   5,000,000         -   5,000,000 7.25%, 01/15/2010                                      5,189,750               -      5,189,750
   5,700,000         -   5,700,000 6.25%, 05/15/2029                                      5,336,625               -      5,336,625
     970,000         -     970,000 7.13%, 01/15/2030                                      1,012,069               -      1,012,069
     875,000         -     875,000 7.25%, 05/15/2030                                        927,500               -        927,500
                                                                                      --------------------------------------------
                                                                                         37,716,484      40,229,001     77,945,485
                                                                                      --------------------------------------------

                                  U.S. TREASURY NOTES - 8.65%

  15,000,000         -  15,000,000 6.63%, 06/30/2001                                     15,079,177               -     15,079,177
   2,100,000         -   2,100,000 6.25%, 02/28/2002                                      2,102,499               -      2,102,499
   2,500,000         -   2,500,000 5.75%, 10/31/2002                                      2,492,575               -      2,492,575
      80,000         -      80,000 5.50%, 05/31/2003                                         79,198               -         79,198
           - 5,000,000   5,000,000 5.25%, 08/15/2003                                              -       4,917,250      4,917,250
     850,000         -     850,000 7.25%, 05/15/2004                                        886,490               -        886,490
   1,260,000         -   1,260,000 6.75%, 05/15/2005                                      1,306,658               -      1,306,658
   1,575,000         -   1,575,000 7.00%, 07/15/2006                                      1,660,790               -      1,660,790
           - 5,000,000   5,000,000 5.50%, 05/15/2009                                              -       4,887,850      4,887,850
   2,800,000 5,000,000   7,800,000 6.00%, 08/15/2009                                      2,829,932       5,051,900      7,881,832
   4,125,000 10,500,000 14,625,000 6.50%, 02/15/2010                                      4,319,329      10,991,295     15,310,624
   9,490,000 3,000,000  12,490,000 5.75%, 08/15/2010                                      9,484,021       2,997,180     12,481,201
                                                                                      --------------------------------------------
                                                                                         40,240,669      28,845,475     69,086,144
                                                                                      --------------------------------------------

                                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.97%

   2,000,000         -   2,000,000 7.00%, 02/15/2003                                      2,025,000               -      2,025,000
           - 3,000,000   3,000,000 6.30%, 06/01/2004                                              -       2,948,790      2,948,790
   5,000,000         -   5,000,000 6.25%, 07/15/2004                                      4,956,250               -      4,956,250


                See Notes to Pro Forma Financial Statements

  10,655,000         -  10,655,000 6.88%, 01/15/2005                                     10,791,597               -     10,791,597
           - 1,000,000   1,000,000 7.59%, 09/19/2006                                              -         999,170        999,170
   3,500,000         -   3,500,000 5.75%, 03/15/2009                                      3,285,625               -      3,285,625
   2,295,000         -   2,295,000 6.63%, 09/15/2009                                      2,280,656               -      2,280,656
   4,500,000         -   4,500,000 6.75%, 09/15/2029                                      4,476,780               -      4,476,780
                                                                                      --------------------------------------------
                                                                                         27,815,908       3,947,960     31,763,868
                                                                                      --------------------------------------------
                                  FEDERAL HOME LOAN BANK - 3.76%

     980,000         -     980,000 6.88%, 07/18/2002                                        986,125               -        986,125
           - 5,000,000   5,000,000 6.25%, 11/06/2002                                              -       4,956,850      4,956,850
   1,070,000         -   1,070,000 5.13%, 09/15/2003                                      1,033,962               -      1,033,962
           - 5,000,000   5,000,000 5.79%, 03/17/2003                                              -       4,928,650      4,928,650
           - 5,000,000   5,000,000 7.13%, 02/15/2005                                              -       5,106,750      5,106,750
           - 2,500,000   2,500,000 7.50%, 03/14/2005                                              -       2,538,910      2,538,910
   6,000,000         -   6,000,000 5.80%, 09/02/2008                                      5,689,140               -      5,689,140
           - 5,000,000   5,000,000 7.20%, 10/30/2012                                              -       4,783,850      4,783,850
                                                                                      --------------------------------------------
                                                                                          7,709,227      22,315,010     30,024,237
                                                                                      --------------------------------------------
                                  U.S. TREASURY STRIPS (A) - 2.14%

   9,000,000         -   9,000,000 4.86%, 05/15/2008 Interest only, (B)                   5,823,090               -      5,823,090
  16,500,000         -  16,500,000 4.99%, 02/15/2010 Interest only, (B)                   9,605,970               -      9,605,970
   5,000,000         -   5,000,000 3.91%, 02/15/2019 Interest only, (B)                   1,687,000               -      1,687,000
                                                                                      --------------------------------------------
                                                                                         17,116,060               -     17,116,060
                                                                                      --------------------------------------------

                                  U.S. GOVERNMENT-BACKED BONDS - 1.51%

   6,000,000         -   6,000,000 A.I.D. Israel, Series 8-C
                                   6.63%, 08/15/2003                                      6,046,140               -      6,046,140
   4,000,000         -   4,000,000 Private Export Funding Corp., Series B
                                   6.49%, 07/15/2007                                      3,990,000               -      3,990,000
   2,000,000         -   2,000,000 Private Export Funding Corp., Series H
                                   6.45%, 09/30/2004                                      1,995,000               -      1,995,000
                                                                                      --------------------------------------------
                                                                                         12,031,140               -     12,031,140
                                                                                      --------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                255,455,278      95,337,446    350,792,724
                                                                                      --------------------------------------------

             CORPORATE NOTES AND BONDS - 29.54%

                                  FINANCE - 8.69%

   2,000,000         -   2,000,000 Associates Corp. of North America, Series H, MTN
                                   7.40%, 05/03/2002                                      2,017,500               -      2,017,500
   1,000,000         -   1,000,000 Associates Corp. of North America, Subordinated
                                   Note
                                   6.50%, 08/15/2002                                        997,500               -        997,500
   3,750,000         -   3,750,000 Bank of New York, Subordinated Note
                                   7.88%, 11/15/2002                                      3,834,375               -      3,834,375
   2,000,000         -   2,000,000 Bank One Wisconsin, Bank Note
                                   6.35%, 03/19/2001                                      1,997,500               -      1,997,500
           - 3,000,000   3,000,000 Bear Stearns & Co.
                                   6.15%, 03/02/2004                                              -       2,895,000      2,895,000
   1,000,000         -   1,000,000 Chase Manhattan Corp., Subordinated Note
                                   6.50%, 08/01/2005                                        972,500               -        972,500
   3,000,000         -   3,000,000 Comerica Bank, Subordinated Note
                                   7.25%, 06/15/2007                                      2,988,750               -      2,988,750
           - 3,000,000   3,000,000 First Union Corp.
                                   6.95%, 11/01/2004                                              -       2,955,000      2,955,000
   3,525,000         -   3,525,000 First USA Bank, Subordinated Note
                                   7.65%, 08/01/2003                                      3,591,094               -      3,591,094
           - 5,000,000   5,000,000 Ford Motor Credit Co.
                                   6.70%, 07/16/2004                                              -       4,881,250      4,881,250
   3,540,000         -   3,540,000 Ford Motor Credit Co.
                                   7.60%, 08/01/2005                                      3,566,550               -      3,566,550
     250,000         -     250,000 General Electric Capital Corp.
                                   8.30%, 09/20/2009                                        269,375               -        269,375
           - 2,000,000   2,000,000 General Electric Capital, Ser A, MTN
                                   6.70%, 10/01/2002                                              -       2,001,874      2,001,874
   2,000,000         -   2,000,000 General Electric Capital Corp., Series A, MTN
                                   7.50%, 05/15/2005                                      2,047,500               -      2,047,500
   3,000,000         -   3,000,000 General Electric Capital Corp., Series A, MTN
                                   7.38%, 01/19/2010                                      3,093,750               -      3,093,750
           - 3,000,000   3,000,000 General Motors Acceptance
                                   5.75%, 11/10/2003                                              -       2,887,500      2,887,500
           - 2,250,000   2,250,000 General Motors Acceptance, MTN
                                   7.00%, 10/25/2004                                              -       2,230,312      2,230,312
           - 2,000,000   2,000,000 Lehman Brothers Holdings
                                   6.63%, 04/01/2004                                              -       1,945,000      1,945,000
   3,500,000         -   3,500,000 National Rural Utilities
                                   5.50%, 01/15/2005                                      3,325,000               -      3,325,000


                See Notes to Pro Forma Financial Statements

   1,025,000         -   1,025,000 National Rural Utilities Cooperative
                                   Finance Corp.
                                   6.20%, 02/01/2008                                        964,781               -        964,781
   3,000,000         -   3,000,000 Star Bank, N.A., Subordinated Note
                                   6.38%, 03/01/2004                                      2,928,750               -      2,928,750
   2,000,000         -   2,000,000 SunTrust Bank, Atlanta, Subordinated Note
                                   7.25%, 09/15/2006                                      2,007,500               -      2,007,500
   1,300,000         -   1,300,000 SunTrust Bank of Central Florida, Subordinated
                                   Note
                                   6.90%, 07/01/2007                                      1,272,375               -      1,272,375
           - 1,000,000   1,000,000 Toyota Motor Credit Corp.
                                   5.63%, 11/13/2003                                              -         972,500        972,500
   1,400,000         -   1,400,000 U.S. Bank, N.A. Minnesota, Bank Note
                                   5.63%, 11/30/2005                                      1,307,250               -      1,307,250
   3,400,000         -   3,400,000 US West Capital Funding, Inc.
                                   6.88%, 08/15/2001                                      3,400,000               -      3,400,000
   1,000,000         -   1,000,000 Wachovia Corp., Senior Note
                                   6.93%, 10/15/2003                                      1,000,000               -      1,000,000
   2,000,000         -   2,000,000 Wachovia Corp., Senior Note
                                   7.45%, 07/15/2005                                      2,025,000               -      2,025,000
           - 2,000,000   2,000,000 Wells Fargo & Co.
                                   7.25%, 08/24/2005                                              -       2,012,642      2,012,642
   3,000,000         -   3,000,000 Wells Fargo & Co., Senior Note
                                   7.20%, 05/01/2003                                      3,026,250               -      3,026,250
                                                                                      --------------------------------------------
                                                                                         46,633,300      22,781,078     69,414,378
                                                                                      --------------------------------------------

                                  CONSUMER STAPLES - 5.27%

     800,000         -     800,000 Abbott Laboratories
                                   6.40%, 12/01/2006                                        789,000               -        789,000
           - 2,250,000   2,250,000 American Home Products Corp.
                                   6.50%, 10/15/2002                                              -       2,244,375      2,244,375
           - 1,000,000   1,000,000 Anheuser-Busch Cos., Inc.
                                   6.75%, 06/01/2005                                              -         991,250        991,250
           - 3,000,000   3,000,000 Bass North America, Inc.
                                   6.63%, 03/01/2003                                              -       2,959,026      2,959,026
   1,750,000         -   1,750,000 Becton Dickinson & Co., Senior Debenture
                                   6.70%, 08/01/2028                                      1,500,625               -      1,500,625
   1,650,000         -   1,650,000 Coca-Cola Enterprises, Inc., Debenture
                                   7.13%, 08/01/2017                                      1,548,937               -      1,548,937
   1,900,000         -   1,900,000 Colgate-Palmolive Co., Series C, MTN
                                   5.27%, 12/01/2003                                      1,812,030               -      1,812,030
           - 3,300,000   3,300,000 Colgate-Palmolive, Ser D, MTN
                                   7.95%, 06/01/2010                                              -       3,444,692      3,444,692
           - 2,000,000   2,000,000 Eli Lilly & Co.
                                   6.25%, 03/15/2003                                              -       1,982,500      1,982,500
   3,050,000         -   3,050,000 Hershey Foods Corp., Debenture
                                   7.20%, 08/15/2027                                      2,901,312               -      2,901,312
     805,000         -     805,000 Massachusetts Institute of Technology
                                   7.25%, 11/02/2096                                        778,837               -        778,837
   4,800,000         -   4,800,000 Pepsi Bottling Holdings, Inc.
                                   5.38%, 02/17/2004 (D)                                  4,596,000               -      4,596,000
     250,000         -     250,000 Procter & Gamble Co., Debenture
                                   8.50%, 08/10/2009                                        272,812               -        272,812
   3,600,000         -   3,600,000 Procter & Gamble Co., Unsubordinated Note
                                   6.88%, 09/15/2009                                      3,577,500               -      3,577,500
   3,000,000         -   3,000,000 Sara Lee Corp., Series B, MTN
                                   7.40%, 03/22/2002                                      3,022,500               -      3,022,500
           - 2,000,000   2,000,000 SmithKline Beecham, Series A, MTN
                                   6.63%, 10/01/2005                                              -       1,965,000      1,965,000
   2,500,000         -   2,500,000 Stanford University, Series A, MTN
                                   6.88%, 02/01/2024                                      2,378,125               -      2,378,125
   3,000,000         -   3,000,000 Sysco Corp., Senior Note
                                   7.00%, 05/01/2006                                      3,026,250               -      3,026,250
   2,675,000         -   2,675,000 Sysco Corp., Debenture
                                   6.50%, 08/01/2028                                      2,350,656               -      2,350,656
                                                                                      --------------------------------------------
                                                                                         28,554,584      13,586,843     42,141,427
                                                                                      --------------------------------------------

                                  COMMUNICATIONS - 4.13%

   3,300,000         -   3,300,000 AT&T Corp.
                                   6.00%, 03/15/2009                                       2,899,875              -      2,899,875
   1,775,000         -   1,775,000 AT&T Corp.
                                   6.50%, 03/15/2029                                       1,397,813              -      1,397,813
   6,500,000         -   6,500,000 GTE Florida, Inc., Series A, Debenture
                                   6.31%, 12/15/2002                                       6,435,000              -      6,435,000
   1,000,000         -   1,000,000 Lucent Technologies, Inc.
                                   5.50%, 11/15/2008                                         846,250              -        846,250
           - 3,000,000   3,000,000 New England Telephone & Telegraph


                See Notes to Pro Forma Financial Statements

                                   7.65%, 06/15/2007                                               -      3,064,599      3,064,599
   1,000,000         -   1,000,000 Sprint Capital Corp.
                                   5.88%, 05/01/2004                                         955,000              -        955,000
   2,000,000         -   2,000,000 Sprint Capital Corp.
                                   6.90%, 05/01/2019                                       1,705,000              -      1,705,000
   3,300,000         -   3,300,000 Telecom de Puerto Rico Co.
                                   6.15%, 05/15/2002                                       3,245,903              -      3,245,903
   2,500,000         -   2,500,000 Time Warner, Inc.
                                   6.63%, 05/15/2029                                       2,156,250              -      2,156,250
   1,100,000         -   1,100,000 US West Corp.
                                   7.63%, 06/09/2003 (D)                                   1,112,375              -      1,112,375
   1,950,000         -   1,950,000 Verizon Communications, Debenture
                                   6.46%, 04/15/2008                                       1,857,375              -      1,857,375
   2,795,000         -   2,795,000 WorldCom, Inc.
                                   6.13%, 04/15/2002                                       2,760,063              -      2,760,063
   2,080,000         -   2,080,000 WorldCom, Inc.
                                   7.88%, 05/15/2003                                       2,116,400              -      2,116,400
   2,500,000         -   2,500,000 WorldCom, Inc., Senior Note
                                   6.13%, 08/15/2001                                       2,484,375              -      2,484,375
                                                                                      --------------------------------------------
                                                                                          29,971,679      3,064,599     33,036,278
                                                                                      --------------------------------------------

                                  INDUSTRIAL - 3.53%

   5,070,000         -   5,070,000 Burlington Northern Santa Fe Corp., Series H
                                   9.25%, 10/01/2006                                       5,526,300              -      5,526,300
   1,500,000         -   1,500,000 Burlington Northern Santa Fe Corp., Debenture
                                   7.00%, 12/15/2025                                       1,333,125              -      1,333,125
   1,500,000         -   1,500,000 Caterpillar Financial Services Corp., Series F,
                                   MTN
                                   5.47%, 09/12/2001                                       1,485,000              -      1,485,000
   2,225,000         -   2,225,000 Emerson Electric Co.
                                   7.88%, 06/01/2005                                       2,311,219              -      2,311,219
     500,000         -     500,000 Emerson Electric Co.
                                   5.85%, 03/15/2009                                         461,250              -        461,250
   2,000,000         -   2,000,000 Illinois Tool Works, Inc.
                                   5.75%, 03/01/2009                                       1,830,000              -      1,830,000
   1,580,000         -   1,580,000 Lockheed Martin Corp.
                                   7.95%, 12/01/2005                                       1,625,425              -      1,625,425
   3,000,000         -   3,000,000 Lockheed Martin Corp.
                                   8.20%, 12/01/2009                                       3,153,750              -      3,153,750
   2,000,000         -   2,000,000 Minnesota Mining & Manufacturing Co., Debenture
                                   6.38%, 02/15/2028                                       1,757,500              -      1,757,500
   2,500,000         -   2,500,000 Norfolk Southern Corp., Senior Note
                                   8.63%, 05/15/2010                                       2,681,250              -      2,681,250
           - 3,250,000   3,250,000 Oneok, Series B
                                   7.75%, 03/01/2005                                               -      3,288,782      3,288,782
           - 3,000,000   3,000,000 Pioneer Hi-Bred International
                                   5.75%, 01/15/2009                                               -      2,733,750      2,733,750
                                                                                      --------------------------------------------
                                                                                          22,164,819      6,022,532     28,187,351
                                                                                      --------------------------------------------

                                  ENERGY - 2.64%

   1,900,000         -   1,900,000 Atlantic Richfield Co.
                                   5.90%, 04/15/2009                                       1,767,000              -      1,767,000
   3,535,000         -   3,535,000 Coastal Corp.
                                   7.75%, 06/15/2010                                       3,583,606              -      3,583,606
   3,000,000         -   3,000,000 Conoco, Inc., Senior Note
                                   5.90%, 04/15/2004                                       2,895,000              -      2,895,000
   1,560,000         -   1,560,000 Conoco, Inc., Senior Note
                                   6.35%, 04/15/2009                                       1,489,800              -      1,489,800
   3,000,000         -   3,000,000 Enron Corp.
                                   7.88%, 06/15/2003                                       3,056,250              -      3,056,250
   3,050,000         -   3,050,000 Phillips Petroleum Co.
                                   8.75%, 05/25/2010                                       3,335,938              -      3,335,938
   3,000,000         -   3,000,000 Tosco Corp.
                                   8.13%, 02/15/2030                                       3,045,000              -      3,045,000
   2,000,000         -   2,000,000 Union Oil Co. of California
                                   6.38%, 02/01/2004                                       1,950,000              -      1,950,000
                                                                                      --------------------------------------------
                                                                                          21,122,594              -     21,122,594
                                                                                      --------------------------------------------

                                  CONSUMER CYCLICAL - 2.09%

           - 2,500,000   2,500,000 Disney (Walt)
                                   5.13%, 12/15/2003                                               -      2,375,000      2,375,000
           - 3,000,000   3,000,000 Mattel, Series B, MTN
                                   7.14%, 03/11/2008                                               -      2,701,524      2,701,524
   1,650,000         -   1,650,000 McDonald's Corp., Series E, MTN
                                   5.95%, 01/15/2008                                       1,563,375              -      1,563,375


                See Notes to Pro Forma Financial Statements

           - 3,000,000   3,000,000 Sears Roebuck, Series 2, MTN
                                   6.69%, 04/30/2001                                               -      3,000,000      3,000,000
           - 4,000,000   4,000,000 Wal-Mart Stores, Inc.
                                   6.55%, 08/10/2004                                               -      3,965,000      3,965,000
   3,000,000         -   3,000,000 Wal-Mart Stores, Inc.
                                   7.55%, 02/15/2030                                       3,123,750              -      3,123,750
                                                                                      --------------------------------------------
                                                                                           4,687,125     12,041,524     16,728,649
                                                                                      --------------------------------------------

                                  BASIC MATERIALS - 1.23%

           - 1,000,000   1,000,000 E.I. DuPont de Nemours
                                   6.75%, 10/15/2002                                               -      1,001,250      1,001,250
   5,695,000         -   5,695,000 International Paper Co.
                                   8.13%, 07/08/2005 (D)                                   5,837,375              -      5,837,375
           - 3,000,000   3,000,000 Reed Elsevier Capital, MTN
                                   7.00%, 05/15/2005                                               -      2,962,500      2,962,500
                                                                                      --------------------------------------------
                                                                                           5,837,375      3,963,750      9,801,125
                                                                                      --------------------------------------------

                                  TECHNOLOGY - 1.03%

     880,000 1,000,000   1,880,000 Hewlett-Packard Co.
                                   7.15%, 06/15/2005                                         882,200      1,001,612      1,883,812
   2,500,000         -   2,500,000 IBM Corp.
                                   7.25%, 11/01/2002                                       2,521,875              -      2,521,875
           - 4,000,000   4,000,000 IBM Corp., MTN
                                   5.10%, 11/10/2003                                               -      3,815,000      3,815,000
                                                                                      --------------------------------------------
                                                                                           3,404,075      4,816,612      8,220,687
                                                                                      --------------------------------------------

                                  UTILITIES - 0.93%

   1,275,000         -   1,275,000 Dominion Resources, Inc., Series B, Senior Note
                                   7.63%, 07/15/2005                                       1,287,847              -      1,287,847
   3,395,000         -   3,395,000 Hydro-Quebec
                                   8.63%, 05/20/2002 (E)                                   3,470,369              -      3,470,369
   2,750,000         -   2,750,000 Potomac Electric Power Co., First Mortgage
                                   6.25%, 10/15/2007                                       2,667,500              -      2,667,500
                                                                                      --------------------------------------------
                                                                                           7,425,716              -      7,425,716
                                                                                      --------------------------------------------
                                  TOTAL CORPORATE NOTES AND BONDS                        169,801,267     66,276,938    236,078,205
                                                                                      --------------------------------------------

             MORTGAGE-BACKED SECURITIES - 11.58%

                                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.53%

     505,982         -     505,982 6.50%, 05/01/2006, Pool # 348137                          500,416              -        500,416
           -   262,359     262,359 6.95%, 05/25/2006, CMO/REMIC                                    -        261,233        261,233
           -    72,671      72,671 8.00%, 03/01/2007, Pool # 4490                                  -         73,556         73,556
           -    72,358      72,358 7.00%, 04/01/2007, Pool # 77714                                 -         70,933         70,933
     764,773         -     764,773 6.60%, 11/01/2007, Pool # 375483                          754,397              -        754,397
     897,929         -     897,929 6.57%, 12/01/2007, Pool # 375567                          884,438              -        884,438
   1,083,614         -   1,083,614 6.58%, 12/01/2007, Pool # 380013                        1,067,610              -      1,067,610
   1,469,341         -   1,469,341 6.12%, 10/01/2008, Pool # 380999                        1,411,026              -      1,411,026
           -    27,754      27,754 9.00%, 03/01/2009, Pool # 52954                                 -         28,603         28,603
   2,469,442         -   2,469,442 6.50%, 05/01/2011, Pool # 250554                        2,425,708              -      2,425,708
     756,364         -     756,364 6.00%, 03/01/2013, Pool # 417118                          728,470              -        728,470
     727,952         -     727,952 6.00%, 04/01/2013, Pool # 412825                          701,105              -        701,105
   1,622,741         -   1,622,741 6.00%, 03/01/2013, Pool # 424339                        1,562,894              -      1,562,894
   1,223,196         -   1,223,196 6.00%, 12/25/2016, Series G22, Class G                  1,157,828              -      1,157,828
           -    30,507      30,507 8.50%, 08/01/2017, Pool # 70508                                 -         31,165         31,165
           -    50,191      50,191 8.00%, 01/25/2019, CMO/REMIC, Pool # 92092                      -         50,198         50,198
   1,414,635         -   1,414,635 6.75%, 04/25/2021, Pool # 0096-4                        1,403,572              -      1,403,572
   3,986,500         -   3,986,500 6.50%, 06/01/2028, Pool # 431718                        3,833,259              -      3,833,259
     991,927         -     991,927 6.00%, 06/01/2029, Pool # 500303                          929,932              -        929,932
     975,456         -     975,456 6.00%, 07/01/2029, Pool # 501225                          914,490              -        914,490
   2,237,730         -   2,237,730 8.00%, 02/01/2030, Pool # 526338                        2,264,986              -      2,264,986
     762,544         -     762,544 8.00%, 02/01/2030, Pool # 529898                          771,832              -        771,832
   1,987,155         -   1,987,155 7.00%, 03/01/2030, Pool # 534267                        1,946,776              -      1,946,776
   1,988,034         -   1,988,034 7.50%, 03/01/2030, Pool # 530327                        1,984,912              -      1,984,912
   2,936,144         -   2,936,144 8.00%, 03/01/2030, Pool # 533977                        2,971,906              -      2,971,906
   8,924,251         -   8,924,251 8.00%, 04/01/2030, Pool # 537033                        9,032,949              -      9,032,949
   2,323,707         -   2,323,707 8.50%, 04/01/2030, Pool # 533999                        2,374,526              -      2,374,526
   3,991,203         -   3,991,203 8.50%, 04/01/2030, Pool # 535270                        4,078,491              -      4,078,491
                                                                                      --------------------------------------------
                                                                                          43,701,523        515,688     44,217,211
                                                                                      --------------------------------------------

                                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.20%

           -    19,017      19,017 9.00%, 03/15/2008, Pool # 26553                                -         19,683         19,683


                See Notes to Pro Forma Financial Statements

           -    67,616      67,616 9.00%, 11/15/2008, Pool # 28232                                 -         69,982         69,982
     215,604         -     215,604 6.50%, 03/15/2013, Pool # 458165                          212,640              -        212,640
      65,640         -      65,640 6.50%, 03/15/2013, Pool # 463723                           64,737              -         64,737
     219,854         -     219,854 6.50%, 04/15/2013, Pool # 466013                          216,831              -        216,831
     247,161         -     247,161 6.50%, 04/15/2013, Pool # 473476                          243,763              -        243,763
     266,092         -     266,092 6.50%, 05/15/2013, Pool # 433742                          262,434              -        262,434
      99,893         -      99,893 6.50%, 05/15/2013, Pool # 450021                           98,520              -         98,520
     116,505         -     116,505 6.50%, 05/15/2013, Pool # 476292                          114,903              -        114,903
     309,450         -     309,450 6.50%, 10/15/2013, Pool # 434017                          305,195              -        305,195
   1,672,515         -   1,672,515 6.50%, 10/15/2013, Pool # 471586                        1,649,518              -      1,649,518
     116,420         -     116,420 6.50%, 10/15/2013, Pool # 484576                          114,819              -        114,819
     892,543         -     892,543 6.50%, 11/15/2013, Pool # 454228                          880,271              -        880,271
     734,215         -     734,215 6.50%, 11/15/2013, Pool # 477529                          724,119              -        724,119
     258,814         -     258,814 6.50%, 07/15/2014, Pool # 513006                          254,769              -        254,769
     786,904         -     786,904 6.50%, 04/15/2013, Pool # 510894                          774,605              -        774,605
           -    36,796      36,796 9.50%, 10/15/2020, Pool # 296422                                -         38,256         38,256
     762,697         -     762,697 6.75%, 07/20/2022, Pool # 008022 (C)                      769,493              -        769,493
   1,267,404         -   1,267,404 7.00%, 11/15/2022, Pool # 330551                        1,253,539              -      1,253,539
   1,036,421         -   1,036,421 7.00%, 10/15/2023, Pool # 369348                        1,024,762              -      1,024,762
      90,143         -      90,143 8.00%, 06/15/2025, Pool # 410041                           91,721              -         91,721
     150,559         -     150,559 8.00%, 10/15/2025, Pool # 399781                          153,194              -        153,194
      63,783         -      63,783 8.00%, 01/15/2026, Pool # 417061                           64,880              -         64,880
     103,469         -     103,469 8.00%, 02/15/2026, Pool # 423487                          105,248              -        105,248
   2,305,094         -   2,305,094 7.50%, 04/15/2026, Pool # 345614                        2,314,453              -      2,314,453
      38,555         -      38,555 8.00%, 05/15/2026, Pool # 423253                           39,218              -         39,218
      41,775         -      41,775 8.00%, 05/15/2026, Pool # 432681                           42,493              -         42,493
   4,025,667         -   4,025,667 7.00%, 06/15/2026, Pool # 780518                        3,970,314              -      3,970,314
     318,679         -     318,679 8.00%, 06/15/2026, Pool # 345638                          324,157              -        324,157
      45,259         -      45,259 7.50%, 02/15/2027, Pool # 433448                           45,429              -         45,429
     879,997         -     879,997 8.00%, 03/15/2027, Pool # 442009                          894,843              -        894,843
     879,415         -     879,415 6.50%, 06/15/2028, Pool # 476350                          848,909              -        848,909
     934,026         -     934,026 6.50%, 01/15/2029, Pool # 482909                          901,624              -        901,624
   2,977,364         -   2,977,364 7.00%, 01/15/2029, Pool # 499333                        2,934,579              -      2,934,579
   3,237,019         -   3,237,019 7.00%, 02/15/2029, Pool # 486937                        3,190,471              -      3,190,471
      22,705         -      22,705 6.50%, 03/15/2029, Pool # 464613                           21,917              -         21,917
   1,456,392         -   1,456,392 7.00%, 08/15/2029, Pool # 509742                        1,435,449              -      1,435,449
   1,106,544         -   1,106,544 7.00%, 09/15/2029, Pool # 510394                        1,090,632              -      1,090,632
     397,565         -     397,565 7.00%, 09/15/2029, Pool # 517865                          391,848              -        391,848
   1,386,617         -   1,386,617 7.50%, 09/15/2029, Pool # 466158                        1,391,373              -      1,391,373
     501,645         -     501,645 7.00%, 10/15/2029, Pool # 510559                          494,431              -        494,431
     220,386         -     220,386 7.00%, 02/15/2030, Pool # 516433                          217,217              -        217,217
   1,489,316         -   1,489,316 7.00%, 02/15/2030, Pool # 528631                        1,467,900              -      1,467,900
     993,093         -     993,093 7.50%, 03/15/2030, Pool # 515605                          996,499              -        996,499
     994,989         -     994,989 7.50%, 03/15/2030, Pool # 529283                          998,402              -        998,402
                                                                                      --------------------------------------------
                                                                                          33,392,119        127,921     33,520,040
                                                                                      --------------------------------------------

                                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.47%

           -    23,441      23,441 9.50%, 10/01/2004, Pool # 885011                                -         24,518         24,518
     346,074         -     346,074 7.75%, 09/01/2005, Pool # 140661                          349,483              -        349,483
           -       612         612 9.50%, 07/01/2006, Pool # 293862                                -            637            637
           -    78,929      78,929 8.00%, 06/01/2007, Pool # 170016                                -         80,778         80,778
           -    28,926      28,926 9.00%, 08/01/2008, Pool # 277811                                -         29,757         29,757
           -    29,291     29,291 10.00%, 02/01/2009, Pool # 160072                                -         31,259         31,259
           -   207,817     207,817 9.25%, 05/01/2009, Pool # 186624                                -        216,130        216,130
           -    20,866      20,866 9.50%, 08/01/2009, Pool # 306850                                -         21,740         21,740
           -    24,004      24,004 8.75%, 09/01/2009, Pool # 253356                                -         24,859         24,859
           -     8,101      8,101 10.00%, 04/01/2010, Pool # 257825                                -          8,645          8,645
           -    39,485      39,485 8.75%, 09/01/2010, Pool # 251926                                -         40,892         40,892
           -    15,901      15,901 9.50%, 09/01/2010, Pool # 250083                                -         16,566         16,566
           -    40,855      40,855 9.50%, 09/01/2010, Pool # 181320                                -         42,566         42,566
           -    28,362      28,362 9.75%, 11/01/2010, Pool # 254359                                -         29,878         29,878
           -    11,276     11,276 10.25%, 11/01/2010, Pool # 183419                                -         12,182         12,182
           -     8,935       8,935 9.50%, 03/01/2011, Pool # 183254                                -          9,309          9,309
           -    39,905      39,905 9.50%, 04/01/2011, Pool # 18002                                 -         41,576         41,576
           -    48,684     48,684 10.00%, 05/01/2011, Pool # 185169                                -         51,954         51,954
           -    17,301     17,301 10.00%, 12/01/2013, Pool # 256124                                -         18,463         18,463
   1,881,636         -   1,881,636 7.00%, 12/01/2014, Pool # E79780, Gold                  1,870,459              -      1,870,459
           -    12,619      12,619 8.75%, 07/01/2015, Pool # 256211                                -         13,068         13,068
           -    84,424      84,424 9.25%, 08/01/2015, Pool # 258714                                -         87,801         87,801
           -    36,897      36,897 9.00%, 10/01/2015, Pool # 270674                                -         37,957         37,957
           -    10,459      10,459 9.50%, 09/01/2016, Pool # 170189                                -         10,897         10,897
           -    14,122      14,122 9.00%, 10/01/2016, Pool # 280542                                -         14,660         14,660
           -    24,224      24,224 9.50%, 11/01/2016, Pool # 282194                                -         25,238         25,238
           -   102,329     102,329 9.00%, 10/01/2019, Pool # 544021                                -        106,230        106,230
           -   118,798     118,798 6.50%, 04/15/2016, CMO/REMIC                                    -        118,233        118,233
   3,000,000         -   3,000,000 6.00%, 04/15/2022, Pool # 2118QC                        2,849,040              -      2,849,040


                See Notes to Pro Forma Financial Statements

   2,234,836         -   2,234,836 6.00%, 11/01/2028, Pool # C00680, Gold                  2,097,260              -      2,097,260
   3,451,455         -   3,451,455 8.00%, 06/01/2030, Pool # C39573, Gold                  3,497,808              -      3,497,808
                                                                                      --------------------------------------------
                                                                                          10,664,050      1,115,793     11,779,843
                                                                                      --------------------------------------------

                                  STRUCTURED MORTGAGE PRODUCT - 0.38%

     834,407         -     834,407 Prudential Home Mortgage Securities
                                   Series 1993-38, Class A-3, CMO
                                   6.15%, 09/25/2023                                         820,322              -        820,322
   2,264,518         -   2,264,518 Rural Housing Trust
                                   Series 1987-1, Class 1-D, CMO
                                   6.33%, 04/01/2026                                       2,212,151              -      2,212,151
                                                                                      --------------------------------------------
                                                                                           3,032,473              -      3,032,473
                                                                                      --------------------------------------------
                                   TOTAL MORTGAGE-BACKED SECURITIES                       90,790,165      1,759,402     92,549,567
                                                                                      --------------------------------------------

             ASSET-BACKED SECURITIES - 7.61%

   2,050,000         -   2,050,000 American Express Credit Account Master Trust
                                   Series 1999-1, Class A
                                   5.60%, 11/15/2006                                       1,985,282              -      1,985,282
   3,000,000         -   3,000,000 Chemical Master Credit Card Trust
                                   Series 1995-3, Class A
                                   6.23%, 04/15/2005                                       2,974,680              -      2,974,680
     700,000         -     700,000 Chemical Master Credit Card Trust I
                                   Series 1996-2, Class A
                                   5.98%, 09/15/2008                                         674,625              -        674,625
   3,000,000         -   3,000,000 Citibank Credit Card Issuance Trust
                                   Series 2000-A1, Class A1
                                   6.90%, 10/17/2007                                       3,008,553              -      3,008,553
   3,000,000         -   3,000,000 Citibank Credit Card Master Trust
                                   Series 1998-9, Class A
                                   5.30%, 01/09/2006                                       2,882,790              -      2,882,790
   3,295,000         -   3,295,000 Citibank Credit Card Master Trust
                                   Series 1999-7, Class A
                                   6.65%, 11/15/2006                                       3,278,525              -      3,278,525
   6,000,000         -   6,000,000 Citibank Credit Card Master Trust I
                                   Series 1998-6
                                   5.85%, 04/10/2003                                      5,968,080               -      5,968,080
   6,000,000         -   6,000,000 DaimlerChrysler Auto Trust
                                   Series 2000-C, Class A4
                                   6.85%, 11/06/2005                                       6,028,106              -      6,028,106
   2,000,000         -   2,000,000 Discover Card Master Trust
                                   Series 1999-3, Class A
                                   6.73%, 09/16/2004                                       2,001,240              -      2,001,240
           - 1,000,000   1,000,000 Discover Card Master Trust I
                                   Series 1993-3, Class A
                                   6.20%, 05/16/2006                                               -        984,730        984,730
           - 1,835,885   1,835,885 EAB Lease Receivables Trust
                                   Series 1998-1, Class A3
                                   5.66%, 09/15/2002 (D)                                           -      1,794,174      1,794,174
   6,500,000         -   6,500,000 Ford Credit Auto Owner Trust
                                   Series 1999-D, Class A5
                                   6.52%, 09/15/2003                                       6,483,750              -      6,483,750
   3,000,000         -   3,000,000 Ford Credit Auto Owner Trust
                                   Series 2000-A, Class A4
                                   7.09%, 11/17/2003                                       3,015,000              -      3,015,000
   1,800,000         -   1,800,000 Ford Credit Auto Owner Trust
                                   Series 2000-C, Class A4
                                   7.24%, 02/15/2004                                       1,816,308              -      1,816,308
   3,000,000         -   3,000,000 Ford Credit Auto Owner Trust
                                   Series 2000-F, Class A2
                                   6.56%, 05/15/2004                                       2,994,021              -      2,994,021
   3,000,000         -   3,000,000 MBNA Master Credit Card Trust
                                   Series 1998-J, Class A
                                   5.25%, 02/15/2006                                       2,896,860              -      2,896,860
   4,000,000         -   4,000,000 MBNA Master Credit Card Trust
                                   Series 1999-J, Class A
                                   7.00%, 02/15/2012                                       4,019,900              -      4,019,900
   3,000,000         -   3,000,000 MBNA Master Credit Card Trust
                                   Series 1999-M, Class A
                                   6.60%, 04/16/2007                                       2,988,345              -      2,988,345
   5,000,000         -   5,000,000 USAA Auto Owner Trust
                                   Series 2000-1, Class A4
                                   6.98%, 06/15/2005                                       5,049,425              -      5,049,425
                                                                                      --------------------------------------------
                                   TOTAL ASSET-BACKED SECURITIES                          58,065,490      2,778,904     60,844,394
                                                                                      --------------------------------------------

             MUNICIPAL BONDS - 3.06%


                See Notes to Pro Forma Financial Statements

           -   705,000     705,000 Alabama State, Multi-Family Housing Finance
                                   Authority, Willow Project, Series H, RB
                                   7.63%, 08/01/2010 (G)                                           -        724,387        724,387
           -   510,000     510,000 Baltimore, Maryland, City Parking Project,
                                   Series B, RB, FGIC Callable 07/01/02 @ 102
                                   7.95%, 07/01/2003                                               -        525,300        525,300
           -   360,000     360,000 Buffalo, New York, Pens System Project,
                                   Series D, GO, FGIC
                                   8.50%, 08/15/2003                                               -        376,200        376,200
           - 2,200,000   2,200,000 Camden County, New Jersey, Improvement
                                   Authority,
                                   Series A, RB, Callable 07/01/03 @ 100.5
                                   7.20%, 01/01/2004                                               -      2,213,750      2,213,750
           -   450,000     450,000 Collier County, Florida, Water & Sewer
                                   Authority,
                                   Series A, RB, FGIC Callable 07/01/03 @ 102
                                   6.30%, 07/01/2004                                               -        442,688        442,688
           -   790,000     790,000 Collier County, Florida, Water & Sewer
                                   Authority,
                                   Series A, RB, FGIC Callable 07/01/03 @ 102
                                   6.75%, 07/01/2008                                               -        773,213        773,213
           -   645,000     645,000 Fort Myers, Florida, Improvement Authority,
                                   Series B, RB, AMBAC Callable 12/01/02 @ 102
                                   8.45%, 12/01/2003                                               -        676,444        676,444
           - 1,095,000   1,095,000 Gillette, Wyoming, FMHA Community Program,
                                   Special Obligation Bond, FMHA Insured
                                   Callable 01/01/02 @ 100
                                   10.25%, 01/01/2011                                              -      1,131,956      1,131,956
           - 1,260,000   1,260,000 Houston, Texas, Airport Systems Authority, RB,
                                   FGIC
                                   6.10%, 07/01/2001                                               -      1,255,930      1,255,930
           - 1,980,000   1,980,000 Metropolitan Washington D.C. & Virginia Airport
                                   Authority,
                                   Series B, RB, MBIA Callable 10/01/03 @ 102
                                   6.90%, 10/01/2008                                               -      1,955,250      1,955,250
           -   775,000     775,000 Michigan State, Higher Education Student Loan
                                   Authority, Series XV-C, RB
                                   7.25%, 09/01/2002                                               -        779,844        779,844
           -   900,000     900,000 Minneapolis & St. Paul, Minnesota, Metropolitan
                                   Airports Authority, Series 9, GO Callable
                                   01/01/02 @ 104.50
                                   8.60%, 01/01/2010                                               -        950,625        950,625
           -   650,000     650,000 Monrovia, California, Central Redevelopment
                                   Project, TA, AMBAC
                                   8.10%, 05/01/2001                                               -        654,693        654,693
           - 2,165,000   2,165,000 New Hampshire State, Business Finance
                                   Authority,
                                   Series A, RB Callable 11/01/02 @ 102
                                   8.60%, 11/01/2012                                               -      2,267,838      2,267,838
           -   410,000     410,000 New Hampshire State, Pease Development
                                   Authority, GO Pre-Refunded @ 102
                                   7.05%, 07/01/2006                                               -        419,738        419,738
           -   800,000     800,000 New Jersey State, COP
                                   8.00%, 12/15/2002                                               -        810,000        810,000
           - 1,645,000   1,645,000 New Jersey State, Economic Development
                                   Authority,
                                   Economic Recovery Project, Series B, RB
                                   Callable 09/15/02 @ 102
                                   7.80%, 03/15/2007                                               -      1,692,294      1,692,294
           - 1,010,000   1,010,000 Oklahoma City, Oklahoma Airport Trust, Junior
                                   Lien,
                                   21st Series, RB, MBIA Callable 07/01/04 @ 100
                                   6.75%, 07/01/2005                                               -      1,003,688      1,003,688
           - 2,015,000   2,015,000 Oklahoma City, Oklahoma Airport Trust, Senior
                                   Lien,
                                   17th Series, RB Callable 10/01/02 @ 100
                                   8.30%, 10/01/2012                                               -      2,055,300      2,055,300
           -   210,000     210,000 Oklahoma State, Single-Family Housing Finance
                                   Authority, Homeownership Loan Project, RB, MBIA
                                   Callable 09/01/04 @ 102
                                   8.70%, 09/01/2013                                               -        216,038        216,038
           - 1,040,000   1,040,000 Palm Beach County, Florida, Airport Systems
                                   Authority,
                                   RB, MBIA Callable 02/08/01 @ 101
                                   9.50%, 10/01/2010                                               -      1,061,070      1,061,070
           -   600,000     600,000 Secaucus, New Jersey, Municipal Utilities
                                   Authority,
                                   Series B, RB Callable 12/01/04 @ 102
                                   8.50%, 12/01/2006                                               -        639,000        639,000
           - 1,885,000   1,885,000 Vero Beach, Florida, Water & Sewer Authority,
                                   Series A,
                                   RB, FGIC Callable 12/01/03 @ 102
                                   6.40%, 12/01/2008                                               -      1,804,888      1,804,888
                                                                                      --------------------------------------------
                                   TOTAL MUNICIPAL BONDS                                           -     24,430,134     24,430,134
                                                                                      --------------------------------------------

             FOREIGN BONDS - 2.79%

   2,750,000         -   2,750,000 Government of Canada
                                   5.63%, 02/19/2003 (F)                                   2,695,275              -      2,695,275


                See Notes to Pro Forma Financial Statements

   1,500,000         -   1,500,000 Heinz (H.J.) Co.
                                   5.75%, 02/03/2003 (E)                                   1,460,400              -      1,460,400
   2,230,000         -   2,230,000 Inter-American Development Bank
                                   7.00%, 06/16/2003 (F)                                   2,260,663              -      2,260,663
   3,000,000         -   3,000,000 International Bank of Reconstruction &
                                   Development
                                   7.00%, 01/27/2005 (F)                                   3,052,500              -      3,052,500
   2,525,000         -   2,525,000 Province of Manitoba, Series EM, Unsubordinated
                                   Note
                                   7.50%, 02/22/2010 (F)                                   2,627,192              -      2,627,192
   3,395,000         -   3,395,000 Province of Ontario, Senior Unsubordinated Note
                                   7.38%, 01/27/2003 (F)                                   3,445,925              -      3,445,925
   7,300,000         -   7,300,000 Province of Quebec, Senior Unsubordinated Note
                                   5.75%, 02/15/2009 (F)                                   6,706,875              -      6,706,875
                                                                                      --------------------------------------------
                                   TOTAL FOREIGN BONDS                                    22,248,830              -     22,248,830
                                                                                      --------------------------------------------

             REPURCHASE AGREEMENT - 0.37%

   2,936,000         -   2,936,000 Repurchase Agreement with: State Street Bank
                                   6.55%, Due 11/01/2000, dated 10/31/2000                 2,936,000              -      2,936,000
                                                                                      --------------------------------------------
                                   TOTAL REPURCHASE AGREEMENT                              2,936,000              -      2,936,000
                                                                                      --------------------------------------------

              SHARES
----------------------------------

             INVESTMENT COMPANIES - 0.03%

           -   238,329     238,329 SEI Liquid Asset Trust - Government Fund                        -        238,329        238,329
           -    28,664      28,664 SEI Liquid Asset Trust - Treasury Fund                          -         28,664         28,664
                                                                                      --------------------------------------------
                                   TOTAL INVESTMENT COMPANIES                                      -        266,993        266,993
                                                                                      --------------------------------------------

                                                                                      --------------------------------------------
                                   TOTAL INVESTMENTS - 98.88%                            599,297,030    190,849,817    790,146,847
                                                                                      --------------------------------------------
                                   (COST $601,242,972, $193,047,482, $794,290,454)

                                   NET OTHER ASSETS AND LIABILITIES - 1.12%                6,616,369      2,350,052      8,966,421
                                                                                      --------------------------------------------

                                                                                      --------------------------------------------
                                   NET ASSETS - 100.00%                                $ 605,913,399  $ 193,199,869  $ 799,113,268
                                                                                      ============================================

                              -------------------------------------------------
                                  (A) Discount yield at time of purchase.
                                  (B) Stripped securities represent the
                                  splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
                                  (C) Floating rate note. Interest rate shown reflects rate in effect at October 31, 2000.
                                  (D) Securities exempt from registration
                                  pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers.
                                  At October 31, 2000, these securities amounted to $13,339,924 or 1.67% of net assets.
                                  (E) Euro-Dollar Bond
                                  (F) U.S. Dollar-Denominated
                                  (G) Variable rate bond. Rate shown reflects the rate in effect at October 31, 2000.
                                  AMBAC American Municipal Bond Assurance Corp. CMO Collateralized Mortgage Obligation
                                  COP  Certificate of Participation
                                  FGIC  Federal Guaranty Insurance Corp.
                                  FMHA  Federal Mortgage Housing Association
                                  GO  General Obligation
                                  MBIA  Municipal Bond Insurance Association
                                  MTN  Medium Term Note
                                  RB  Revenue Bond


                See Notes to Pro Forma Financial Statements

                                GALAXY HIGH QUALITY BOND FUND
                                   PILLAR FIXED INCOME FUND
            PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                       OCTOBER 31, 2000

                                                             ---------------------------------------------------------
                                                                GALAXY      PILLAR FIXED                  PRO FORMA
                                                             HIGH QUALITY      INCOME      PRO FORMA     COMBINED(NOTE
                                                               BOND FUND        FUND       ADJUSTMENTS       1)
                                                             ---------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                                $ 598,306,972  $ 193,047,482  $         -   $ 791,354,454
          Repurchase agreements                                  2,936,000              -            -       2,936,000
          Net unrealized (depreciation)                        (1,945,942)    (2,197,665)            -     (4,143,607)
                                                             ---------------------------------------------------------
              Total Investments at Value                       599,297,030    190,849,817            -     790,146,847

      Cash                                                          21,797              -            -          21,797
      Receivable for investments sold                            4,021,858         16,979            -       4,038,837
      Receivable for shares sold                                   340,615         20,722            -         361,337
      Interest and dividends receivable                          9,423,233      3,407,015            -      12,830,248
      Other Assets                                                       -         28,478            -          28,478
                                                             ---------------------------------------------------------
              Total Assets                                     613,104,533    194,323,011            -     807,427,544

LIABILITIES:
      Dividends payable                                          1,969,468        940,019            -       2,909,487
      Payable for investments purchased                          3,445,887              -            -       3,445,887
      Payable for shares redeemed                                1,353,713          3,543            -       1,357,256
      Advisory fee payable (Note 3)                                284,881         98,473            -         383,354
      Payable to Fleet affiliates (Note 3)                          25,654              -            -          25,654
      Payable to Administrator (Noted 3)                            52,665         32,824            -          85,489
      Trustees' fees and expenses payable (Note 3)                  10,980              -            -          10,980
      Reorganization Cost*                                               -              -       83,143          83,143
      Accrued expenses and other payables                           47,886         48,283            -          96,169
                                                             ---------------------------------------------------------
              Total Liabilities                                  7,191,134      1,123,142       83,143       8,397,419

NET ASSETS                                                   $ 605,913,399  $ 193,199,869  $   (83,143)  $ 799,030,125
                                                             =========================================================

NET ASSETS CONSISTS OF:
      Paid-in capital                                        $ 627,591,014  $ 199,289,314  $         -   $ 826,880,328
      Undistributed net investment income                           69,744              -      (83,143)       (13,399)
      Accumulated net realized (loss) on investments sold     (19,801,417)    (3,891,780)            -    (23,693,197)
      Net unrealized (depreciation) of investments             (1,945,942)    (2,197,665)            -     (4,143,607)
                                                             ---------------------------------------------------------
TOTAL NET ASSETS                                             $ 605,913,399  $ 193,199,869  $   (83,143)  $ 799,030,125
                                                             =========================================================

Net Assets by Class:
          Retail A Shares / Class A Shares                   $  33,429,355  $   3,121,927  $    (1,345)  $  36,549,937
                                                             =========================================================
          Retail B Shares / Class B Shares                       5,774,688      5,763,968       (2,473)     11,536,183
                                                             =========================================================
          Trust Shares / Class I Shares                        558,788,763    184,313,974      (79,325)    743,023,412
                                                             =========================================================
          Prime A Shares                                            33,795       N/A                 -          33,795
                                                             =========================================================
          Prime B Shares                                           261,729       N/A                 -         261,729
                                                             =========================================================
          BKB Shares                                             7,625,069       N/A                 -       7,625,069
                                                             =========================================================

Shares of beneficial interest outstanding:
          Retail A Shares / Class A Shares                       3,229,142        313,219     (11,713)       3,530,648
                                                             =========================================================
          Retail B Shares / Class B Shares                         557,815        576,107     (19,441)       1,114,481
                                                             =========================================================
          Trust Shares / Class I Shares                         53,977,307     18,475,735    (675,286)      71,777,756
                                                             =========================================================
          Prime A Shares                                             3,264       N/A                 -           3,264
                                                             =========================================================
          Prime B Shares                                            25,282       N/A                 -          25,282
                                                             =========================================================
          BKB Shares                                               736,559       N/A                 -         736,559
                                                             =========================================================



* Reorganization cost will be applied to the Pillar fund before the fund is merged into the Galaxy Fund.



                                    See Notes to Pro Forma Financial Statements




Net Asset Value - Retail A Shares / Class A Shares           $       10.35  $        9.97                $       10.35
                                                             =========================================================
Net Asset Value - Retail B Shares / Class B Shares           $       10.35  $       10.01                $       10.35
                                                             =========================================================
Net Asset Value - Trust Shares / Class I Shares              $       10.35  $        9.98                $       10.35
                                                             =========================================================
Net Asset Value - Prime A Shares                             $       10.35        N/A                    $       10.35
                                                             =========================================================
Net Asset Value - Prime B Shares                             $       10.35        N/A                    $       10.35
                                                             =========================================================
Net Asset Value - BKB Shares                                 $       10.35        N/A                    $       10.35
                                                             =========================================================



                See Notes to Pro Forma Financial Statements

                                       GALAXY HIGH QUALITY BOND FUND
                                          PILLAR FIXED INCOME FUND
                        PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                               OCTOBER 31, 2000

                                                             -----------------------------------------------------------
                                                                GALAXY                                       PRO FORMA
                                                              HIGH QUALITY    PILLAR FIXED    PRO FORMA       COMBINED
                                                               BOND FUND      INCOME FUND    ADJUSTMENTS      (NOTE 1)
                                                             -----------------------------------------------------------
Investment Income:
      Interest Income                                        $   27,568,200  $  12,771,958  $        -     $  40,340,158
                                                             -----------------------------------------------------------
           Total Investment Income                               27,568,200     12,771,958           -        40,340,158
                                                             -----------------------------------------------------------


Expenses:
      Investment Advisory Fees                                    3,051,530      1,178,314     292,890 (a)     4,522,734
      Administrative Fees                                           284,931        389,375   (277,343) (a)       396,963
      Custodian Fee                                                  48,334         49,098    (44,000) (b)        53,432
      Fund Accounting Fee                                            98,555          5,071           -           103,626
      Professional Fees                                              37,588         25,293    (20,000) (b)        42,881
      Trustees' Fees and Expenses                                     9,122          2,405                        11,527
      Reports to Shareholders                                        48,103         29,907    (25,000) (b)        53,010
      Miscellaneous                                                  83,452         28,959           -           112,411
                                                             -----------------------------------------------------------
           Subtotal                                               3,661,615      1,708,422    (73,453)         5,296,584

      Transfer Agent Fee
           Retail A Shares / Class A Shares                          65,315          1,093           -            66,408
           Retail B Shares / Class B Shares                          13,275          2,080           -            15,355
           Trust Shares / Class I Shares                            307,203         61,850    (22,653) (a)       346,400
           Prime A Shares                                                61              -           -                61
           Prime B Shares                                               277              -           -               277
           BKB Shares                                                 3,391              -           -             3,391
      Shareholder Services Fee & 12B-1 Fee
           Retail A Shares / Class A Shares                          55,581          8,411     (3,394) (a)        60,598
           Retail B Shares / Class B Shares                          47,228         65,049    (13,760) (a)        98,517
           Trust Shares / Class I Shares                                  -              -           -                 -
           Prime A Shares                                                40              -           -                40
           Prime B Shares                                             2,681              -           -             2,681
           BKB Shares                                                 2,396              -           -             2,396

                                                             -----------------------------------------------------------
           Total Expenses before reimbursement/waiver             4,159,063      1,846,905   (113,260)         5,892,708

Less Waiver/Reimbursements
      Fund Level Waivers                                          (815,741)      (202,240)   (188,081) (c)   (1,206,062)
      Class Specific Waivers/Reimbursements
           Retail A Shares                                          (4,826)              -       4,826 (c)             -
           Retail B Shares                                          (3,988)              -       3,988 (c)             -
           Trust Shares                                                   -              -           -                 -
           Prime A Shares                                              (45)              -           -              (45)
           Prime B Shares                                             (253)              -           -             (253)
           BKB Shares                                               (2,338)              -           -           (2,338)
                                                             -----------------------------------------------------------
           Total Waivers/Reimbursements                           (827,191)      (202,240)   (179,267)       (1,208,698)

      Net Expenses                                                3,331,872      1,644,665   (292,527)         4,684,011
                                                             -----------------------------------------------------------

Net Investment Income                                            24,236,328     11,127,293     292,527        35,656,147
                                                             -----------------------------------------------------------

Net Realized (Loss) on Investments                              (3,929,042)    (2,045,587)           -       (5,974,629)
Net Change in Unrealized Appreciation on Investments             11,034,381      1,954,839           -        12,989,220
                                                             -----------------------------------------------------------


                See Notes to Pro Forma Financial Statements

Net Realized and Unrealized Gain (Loss) on Investments            7,105,339       (90,748)           -         7,014,591
                                                             -----------------------------------------------------------

Net Increase in Net Assets Resulting from Operations         $   31,341,667  $  11,036,545  $  292,527     $  42,670,738
                                                             ===========================================================

(a)   Reflects adjustment to the acquiring fund contractual fee level.
(b)   Reflects expected savings when the two funds become one.
(c)   Reflects adjustment to the acquiring fund's voluntary expense limitation.


                See Notes to Pro Forma Financial Statements

                          Galaxy High Quality Bond Fund
                            Pillar Fixed Income Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 1999, the Trust offered thirty-seven managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 2000 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1999. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 2000 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Pillar Fixed Income Fund in exchange for Retail A, Retail B, and Trust shares of Galaxy High Quality Bond Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Pillar Fixed Income Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 2000, the Galaxy High Quality Bond Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, 0.0575% of the next $3 billion, and 0.0525% of the combined average daily net assets in excess of $21 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A, BKB and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.15% of the average daily net assets of Retail A or BKB shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.15% and 0.15%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.15% of the average daily net assets attributable to shareholders that are customers of such institutions.

The Trust has adopted a distribution plan (the "Prime A Plan") with respect to Prime A shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime A shares) may not exceed 0.30% of the average daily net assets of Prime A shares. The Trust is currently limiting payments under the Prime A Plan to 0.25% of the average daily net assets of Prime A shares.

                      Galaxy High Quality Bond Fund
                        Pillar Fixed Income Fund
   Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


The Trust has adopted a distribution and services plan (the "Prime B Plan") with respect to Prime B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Prime B shares) may not exceed 0.75% of the average daily net assets of Prime B shares. Payments to institutions providing services to their customers owning Prime B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.25% of the average daily net assets attributable to shareholders that are customers of such institutions.


2.       Portfolio Valuation

The Galaxy High Quality Bond Fund's investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Pillar Fixed Income Fund uses similar rules for determining portfolio valuation.

3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy High Quality Bond Fund that would have been issued at October 31, 2000 in connection with the proposed reorganization. The pro forma number of shares outstanding of 77,196,022 consists of 18,666,653 shares assumed issued in the reorganization plus 58,529,369 shares of the Galaxy High Quality Bond Fund at October 31, 2000.

                              GALAXY NEW JERSEY MUNICIPAL BOND FUND
                           PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND
                    PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)

        PAR VALUE                      DESCRIPTION                                                       VALUE (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
               PILLAR NEW                                                                                 PILLAR NEW
 GALAXY NEW     JERSEY                                                                       GALAXY NEW    JERSEY
   JERSEY      MUNICIPAL                                                                       JERSEY     MUNICIPAL
  MUNICIPAL    SECURITIES   PRO FORMA                                                         MUNICIPAL   SECURITIES   PRO FORMA
  BOND FUND       FUND      COMBINED                                                          BOND FUND      FUND       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL SECURITIES--98.35%

                                       DELAWARE--1.18%

      250,000            -     250,000 Delaware River & Bay Authority, Series A
                                       5.40%, 01/01/2014
                                       Insured: AMBAC                                             253,437           -       253,437
            -    1,000,000   1,000,000 Delaware River & Bay Authority, RB,
                                       Callable 01/01/06 @ 102
                                       5.35%, 01/01/2014
                                       Insured: FGIC                                                    -   1,008,750     1,008,750
                                                                                             ---------------------------------------
                                                                                                  253,437   1,008,750     1,262,187
                                                                                             ---------------------------------------
                                       FLORIDA--0.09%

      100,000            -     100,000 Orange County, School Board Certificates
                                       Participation, Series B
                                       4.60%, 08/01/2025 (A)
                                       Insured: AMBAC                                             100,000           -       100,000
                                                                                             ---------------------------------------
                                                                                                  100,000           -       100,000
                                                                                             ---------------------------------------
                                       NEW JERSEY--87.46%

            -      400,000     400,000 Atlantic County, GO, Callable 12/01/02 @ 102
                                       5.40%, 12/01/2005
                                       Insured: MBIA                                                    -     414,000       414,000
            -      400,000     400,000 Atlantic County, Improvement Authority, Convention
                                       Center Project, RB, ETM
                                       7.38%, 07/01/2010
                                       Insured: MBIA                                                    -     459,500       459,500
            -      300,000     300,000 Bayonne, GO
                                       6.20%, 07/15/2001
                                       Insured: AMBAC                                                   -     303,879       303,879
            -      150,000     150,000 Bayonne, GO, Callable 05/01/03 @ 102
                                       5.90%, 05/01/2005
                                       Insured: FGIC                                                    -     157,687       157,687
            -      500,000     500,000 Bayonne, Municipal Utilities Authority, Water Systems,
                                       RB, Callable 01/01/08 @ 101
                                       5.00%, 01/01/2012
                                       Insured: MBIA                                                    -     498,750       498,750
            -      500,000     500,000 Bergen County, Utilities Authority, Series A, RB
                                       6.10%, 06/15/2004
                                       Insured: FGIC                                                    -     525,625       525,625
            -      900,000     900,000 Bergen County, Utilities Authority,
                                       Water Systems, Series A,
                                       RB, Callable 12/15/07 @ 101
                                       4.75%, 12/15/2015
                                       Insured: FGIC                                                    -     850,500       850,500
            -      700,000     700,000 Burlington County, GO Callable 10/01/02 @ 101
                                       5.20%, 10/01/2007                                                -     714,000       714,000
            -      500,000     500,000 Burlington County, Special Services School, GO
                                       Callable 07/15/04 @ 101
                                       4.85%, 07/15/2013                                                -     485,000       485,000
            -      200,000     200,000 Camden County, GO, Callable 06/01/02 @ 10
                                       5.60%, 06/01/2003
                                       Insured: MBIA                                                    -     203,750       203,750
            -      500,000     500,000 Camden County, Health Care Improvement Authority, Catholic
                                       Health East Project, Series B, RB, Callable 05/15/08 @ 102
                                       5.00%, 11/15/2018
                                       Insured: AMBAC                                                   -     470,000       470,000
            -      200,000     200,000 Camden County, Series A, GO

                                      See Notes to Pro Forma Financial Statements


                                       5.00%, 02/01/2004
                                       Insured: FGIC                                                    -     203,250       203,250
            -      800,000     800,000 Cape May County, Municipal Utilities Authority, RB
                                       5.00%, 08/01/2003
                                       Insured: AMBAC                                                   -     811,000       811,000
            -    1,000,000   1,000,000 Casino Reinvestment Development Authority, Series A, RB
                                       5.00%, 10/01/2004
                                       Insured: FSA                                                     -   1,017,500     1,017,500
            -    1,000,000   1,000,000 Casino Reinvestment Development Authority, Series A, RB,
                                       Callable 10/01/07 @ 100
                                       5.25%, 10/01/2009
                                       Insured: FSA                                                     -   1,030,000     1,030,000
            -      500,000     500,000 Casino Reinvestment Development Authority, Series A, RB,
                                       Callable 10/01/07 @ 100
                                       5.25%, 10/01/2013
                                       Insured: FSA                                                     -     503,125       503,125
            -      500,000     500,000 Cherry Hill Township, Series A, GO, Callable 07/15/09 @ 100
                                       5.25%, 07/15/2019
                                       Insured: FGIC                                                    -     488,125       488,125
            -      500,000     500,000 Cherry Hill Township, Series B, GO
                                       5.25%, 07/15/2011                                                -     516,250       516,250
            -      300,000     300,000 Clinton Township, Board of Education, GO
                                       7.35%, 08/01/2001                                                -     306,288       306,288
            -      250,000     250,000 Edison Township, GO
                                       5.40%, 06/01/2002                                                -     253,437       253,437
            -      500,000     500,000 Edison Township, GO
                                       4.50%, 01/01/2002
                                       Insured: AMBAC                                                   -     500,625       500,625
            -      300,000     300,000 Edison Township, GO Callable 01/01/04 @ 102
                                       4.80%, 01/01/2005
                                       Insured: AMBAC                                                   -     303,750       303,750
            -      250,000     250,000 Elizabeth, Board of Education, GO
                                       7.00%, 03/15/2004
                                       Insured: MBIA                                                    -     269,375       269,375
            -      200,000     200,000 Essex County, GO
                                       4.75%, 07/15/2007
                                       Insured: MBIA                                                    -     201,750       201,750
            -      300,000     300,000 Essex County, Improvement Authority, RB
                                       4.88%, 12/01/2002
                                       Insured: AMBAC                                                   -     303,000       303,000
            -      300,000     300,000 Essex County, Improvement Authority, Property &
                                       Equipment Leasing Program, Series A, RB Callable 12/01/02 @ 102
                                       5.85%, 12/01/2003                                                -     308,250       308,250
            -      500,000     500,000 Essex County, Improvement Lease Authority, County
                                       Correctional Facility Project, RB, Callable 10/01/10 @ 100
                                       5.25%, 10/01/2011
                                       Insured: FGIC                                                    -     515,000       515,000
            -      345,000     345,000 Essex County, Improvement Lease Authority, County Jail
                                       & Youth Housing Project, RB, Callable 12/01/04 @ 102
                                       6.50%, 12/01/2006
                                       Insured: AMBAC                                                   -     375,187       375,187
            -      250,000     250,000 Essex County, Improvement Lease Authority, County Jail
                                       & Youth Housing Project, RB, Callable 12/01/06 @ 102
                                       5.00%, 12/01/2008
                                       Insured: AMBAC                                                   -     254,687       254,687
            -      250,000     250,000 Essex County, Utilities Authority, Series A, RB, ETM
                                       5.00%, 04/01/2004
                                       Insured: FSA                                                     -     254,062       254,062
            -    1,000,000   1,000,000 Evesham Township, Board of Education, GO,
                                       Callable 03/01/2009 @ 100
                                       4.60%, 03/01/2019
                                       Insured: FGIC                                                    -     886,250       886,250
            -      500,000     500,000 Evesham Township, General Improvement Project,
                                       Series A, GO, Callable 09/15/06 @ 101
                                       5.00%, 09/15/2012
                                       Insured: FGIC                                                    -     501,250       501,250
      400,000            -     400,000 Flemington Raritan, NJ Regional School District, GO
                                       5.70%, 02/01/2015
                                       Insured: FGIC                                              425,000           -       425,000
            -      400,000     400,000 Franklin Township, Refunding Improvement

                                       See Notes to Pro Forma Financial Statements


                                       Project, GO Callable 11/01/02 @ 102
                                       5.60%, 11/01/2005                                                -     415,500       415,500
      235,000            -     235,000 Freehold Township Board of Education, GO
                                       5.38%, 07/15/2010
                                       Insured: FSA                                               243,812           -       243,812
            -      500,000     500,000 Gloucester County, GO
                                       5.00%, 09/01/2003                                                -     507,500       507,500
            -      300,000     300,000 Gloucester County, Improvement Authority,
                                       Landfill Project, Series A, RB Callable 09/01/02 @ 100
                                       6.00%, 09/01/2006                                                -     307,875       307,875
            -      500,000     500,000 Greenwich Township, Board of Education, GO,
                                       Callable 01/15/08 @ 100
                                       5.00%, 01/15/2013
                                       Insured: FSA                                                     -     497,500       497,500
            -      800,000     800,000 Greenwich Township, Board of Education, GO,
                                       Callable 01/15/08 @ 100
                                       5.00%, 01/15/2014
                                       Insured: FSA                                                     -     791,000       791,000
            -      500,000     500,000 Hackensack, GO Callable 03/15/08 @ 102
                                       4.90%, 03/15/2009                                                -     506,250       506,250
            -      250,000     250,000 Hackensack, GO Pre-Refunded 06/01/01 @ 102
                                       6.10%, 06/01/2007                                                -     257,190       257,190
            -      265,000     265,000 Hackensack, Meadowlands Development
                                       Common Authority, RB
                                       7.13%, 06/01/2002                                                -     269,969       269,969
            -      500,000     500,000 Hackettstown, Municipal Utilities Authority,
                                       Series F, RB, Callable 10/01/03 @ 102
                                       5.05%, 10/01/2004
                                       Insured: FGIC                                                    -     508,750       508,750
            -      285,000     285,000 Hudson County, Utilities Authority, RB
                                       Pre-Refunded 07/01/02 @ 100
                                       11.88%, 07/01/2006                                               -     309,581       309,581
            -      370,000     370,000 Jersey City, GO Callable 02/15/02 @ 102
                                       6.50%, 02/15/2003                                                -     386,187       386,187
            -      500,000     500,000 Jersey City, GO, Callable 03/15/07 @ 102
                                       5.50%, 03/15/2014
                                       Insured: MBIA                                                    -     513,750       513,750
            -      600,000     600,000 Kearny, GO
                                       5.25%, 02/15/2008
                                       Insured: FGIC                                                    -     624,000       624,000
      250,000            -     250,000 Lacey Municipal Utilities Authority
                                       5.10%, 12/01/2016
                                       Insured: MBIA                                              244,687           -       244,687
       50,000            -      50,000 Lenape Regional High School District, GO
                                       5.00%, 04/01/2012
                                       Insured: FGIC                                               50,187           -        50,187
      500,000            -     500,000 Lindenwold Borough School District, GO
                                       5.20%, 06/01/2025
                                       Insured: FSA                                               475,000           -       475,000
            -      300,000     300,000 Long Branch, Sewer Authority, RB
                                       4.90%, 06/01/2002
                                       Insured: FGIC                                                    -     302,250       302,250
            -      500,000     500,000 Long Branch, Sewer Authority, RB
                                       Callable 06/01/03 @ 102
                                       5.20%, 06/01/2005
                                       Insured: FGIC                                                    -     512,500       512,500
            -      200,000     200,000 Long Branch, Sewer Authority, RB
                                       Callable 06/01/03 @ 102
                                       5.25%, 06/01/2006
                                       Insured: FGIC                                                    -     205,000       205,000
            -      250,000     250,000 Mercer County, Improvement Authority, Ewing Board of
                                       Education Lease Project, RB, Pre-Refunded 05/15/02 @ 102
                                       6.30%, 05/15/2007
                                       Insured: MBIA                                                    -     261,875       261,875
            -      200,000     200,000 Mercer County, Improvement Authority, Hamilton Board of
                                       Education Project, RB
                                       5.50%, 06/01/2001
                                       Insured: MBIA                                                    -     201,354       201,354
            -      250,000     250,000 Mercer County, Improvement Authority, Hamilton Board of
                                       Education Project, RB, Callable 06/01/01 @ 102

                                        See Notes to Pro Forma Financial Statements

                                       6.00%, 06/01/2004
                                       Insured: MBIA                                                    -     256,905       256,905
            -      150,000     150,000 Mercer County, Improvement Authority, Hamilton Board of
                                       Education Project, RB, Callable 12/15/03 @ 102
                                       4.90%, 12/15/2005
                                       Insured: MBIA                                                    -     152,062       152,062
      250,000            -     250,000 Mercer County Improvement Authority Youth Center,
                                       Series B 5.00%, 02/15/2014
                                       Insured: FGIC                                              245,937           -       245,937
            -      500,000     500,000 Middlesex County, GO
                                       5.00%, 10/01/2005                                                -     511,875       511,875
            -      500,000     500,000 Middlesex County, GO
                                       5.00%, 10/01/2009                                                -     512,500       512,500
            -      500,000     500,000 Middlesex County, GO Pre-Refunded 10/01/02 @ 102
                                       5.80%, 10/01/2010                                                -     522,500       522,500
            -      400,000     400,000 Middlesex County, Utilities Authority, Series A, RB,
                                       Callable 12/01/07 @ 101
                                       5.00%, 12/01/2012
                                       Insured: FGIC                                                    -     400,500       400,500
            -      800,000     800,000 Middletown Township, Sewer Authority, Series A, RB,
                                       Callable 01/01/03 @ 101
                                       4.90%, 01/01/2005
                                       Insured: FGIC                                                    -     809,000       809,000
            -      250,000     250,000 Monmouth County, Improvement Authority, RB,
                                       Callable 12/01/07 @ 101
                                       5.00%, 12/01/2008
                                       Insured: MBIA                                                    -     254,687       254,687
            -      850,000     850,000 Monmouth County, Improvement Authority, RB,
                                       Callable 07/15/06 @ 102
                                       5.45%, 07/15/2013
                                       Insured: FSA                                                     -     869,125       869,125
            -      500,000     500,000 Monmouth County, Improvement Authority, RB,
                                       Callable 12/01/07 @ 101
                                       5.13%, 12/01/2016
                                       Insured: MBIA                                                    -     490,000       490,000
       50,000            -      50,000 Monmouth County Improvement Authority Governmental Loan
                                       5.50%, 12/01/2007
                                       Insured: AMBAC                                              52,687           -        52,687
            -      300,000     300,000 Moorestown Township, GO
                                       Pre-Refunded 09/01/02 @ 102
                                       6.00%, 09/01/2007
                                       Insured: AMBAC                                                   -     313,125       313,125
            -      100,000     100,000 Morristown, GO
                                       5.50%, 08/01/2001
                                       Insured: FSA                                                     -     100,866       100,866
      100,000            -     100,000 Morristown, GO
                                       5.15%, 02/01/2009
                                       Insured: FSA                                               102,875           -       102,875
      250,000            -     250,000 New Brunswick, GO
                                       4.80%, 09/15/2013
                                       Insured: MBIA                                              243,125           -       243,125
            -      500,000     500,000 New Brunswick, Housing Authority, RB
                                       Callable 01/01/09 @ 101
                                       4.75%, 07/01/2018
                                       Insured: FGIC                                                    -     453,750       453,750
            -      500,000     500,000 New Brunswick, Parking Authority, RB
                                       Callable 01/01/06 @ 102
                                       5.00%, 01/01/2020
                                       Insured: FGIC                                                    -     465,000       465,000
      250,000            -     250,000 New Jersey Building Authority State Building Revenue
                                       6.00%, 06/15/2007                                          269,687           -       269,687

            -    1,000,000   1,000,000 New Jersey, Economic Development Authority, Bergen
                                       County Administration Complex Project, RB, Callable 11/15/08 @ 101
                                       4.55%, 11/15/2010
                                       Insured: MBIA                                                    -     980,000       980,000
            -      500,000     500,000 New Jersey, Economic Development Authority, First
                                       Mortgage Franciscan Oaks Project, RB Callable 04/01/03 @ 100
                                       5.60%, 10/01/2012                                                -     435,000       435,000

            -    1,000,000   1,000,000 New Jersey, Economic Development Authority, First
                                       Mortgage Franciscan Oaks Project, RB Callable 04/01/08 @ 101

                                      See Notes to Pro Forma Financial Statements


                                       5.70%, 10/01/2017                                                -     833,750       833,750
            -      300,000     300,000 New Jersey, Economic Development Authority, Hillcrest
                                       Health Service Systems Project RB
                                       5.00%, 01/01/2007
                                       Insured: AMBAC                                                   -     303,750       303,750
            -      315,000     315,000 New Jersey, Economic Development Authority,
                                       International Center for Public Health Project, RB
                                       5.50%, 06/01/2009
                                       Insured: AMBAC                                                   -     330,750       330,750
            -      200,000     200,000 New Jersey, Economic Development Authority, Public
                                       Schools Small Loan Project, RB Callable 08/15/03 @ 102
                                       4.90%, 08/15/2004                                                -     202,750       202,750
      250,000            -     250,000 New Jersey Economic Development Authority,
                                       State Office Buildings
                                       5.25%, 06/15/2008
                                       Insured: AMBAC                                             259,375           -       259,375
            -      175,000     175,000 New Jersey, Economic Development Authority, Unrefunded
                                       Balance, Health Village-96 Project, RB Callable
                                       05/01/06 @ 101 6.00%, 05/01/2009                                 -     181,344       181,344
      250,000            -     250,000 New Jersey Educational Facilities Authority,
                                       Rowan University Issue, Series B
                                       5.25%, 07/01/2019
                                       Insured: FGIC                                              244,688           -       244,688
            -    1,000,000   1,000,000 New Jersey, Environmental Infrastructure, Wastewater
                                       Treatment Project, RB Callable 09/01/07 @ 101
                                       5.00%, 09/01/2010                                                -   1,015,000     1,015,000
            -    1,000,000   1,000,000 New Jersey, Environmental Infrastructure, Wastewater
                                       Treatment Project, RB Callable 09/01/07 @ 101
                                       5.00%, 09/01/2014                                                -     987,500       987,500
            -      400,000     400,000 New Jersey, Environmental Infrastructure, Wastewater
                                       Treatment Project, RB Callable 09/01/07 @ 101
                                       5.00%, 09/01/2017                                                -     383,500       383,500
            -      500,000     500,000 New Jersey, Environmental Infrastructure, Wastewater
                                       Treatment Project, Series D, RB Callable 05/01/08 @ 102
                                       5.00%, 05/01/2011                                                -     503,125       503,125
            -      450,000     450,000 New Jersey, Environmental Infrastructure, Wastewater
                                       Treatment Project, Series G, RB, Callable 04/01/08 @ 102
                                       5.00%, 04/01/2011
                                       Insured: FGIC                                                    -     452,813       452,813
       75,000            -      75,000 New Jersey Environmental Infrastructure Trust
                                       Wastewater Treatment, Series F
                                       5.00%, 04/01/2014
                                       Insured: MBIA                                               73,781           -        73,781
      500,000            -     500,000 New Jersey Environmental Infrastructure Trust
                                       Wastewater Treatment, Series G
                                       5.00%, 04/01/2012
                                       Insured: FGIC                                              501,250           -       501,250
            -      300,000     300,000 New Jersey, Health Care Facilities Authority, Atlantic
                                       City Medical Center Project, Series C, RB Callable
                                       07/01/02 @ 102 6.55%, 07/01/2003                                 -     308,625       308,625
            -      500,000     500,000 New Jersey, Health Care Facilities Authority, Hackensack
                                       University Medical Center Project, RB Callable 01/01/10
                                       @ 101 5.70%, 01/01/2011                                          -     512,500       512,500
            -      500,000     500,000 New Jersey, Health Care Facilities Authority, Hackensack
                                       University Medical Center Project, RB Callable 01/01/10
                                       @ 101 5.88%, 01/01/2015                                          -     503,125       503,125
            -      500,000     500,000 New Jersey, Health Care Facilities Authority, Hackensack
                                       University Medical Center Project, Series A, RB, Callable
                                       01/01/08 @ 101 5.00%, 01/01/2018
                                       Insured: MBIA                                                    -     466,875       466,875
            -      500,000     500,000 New Jersey, Health Care Facilities Authority, Kennedy
                                       Health Systems Project, Series A, RB, Callable 07/01/07
                                       @ 101 5.20%, 07/01/2018
                                       Insured: MBIA                                                    -     481,875       481,875
            -      500,000     500,000 New Jersey, Health Care Facilities Authority, Mountainside
                                       Hospital Project, RB
                                       5.10%, 07/01/2003
                                       Insured: MBIA                                                    -     506,875       506,875
            -      250,000     250,000 New Jersey, Health Care Facilities Authority, Somerset
                                       Medical Center Project, Series A, RB, Callable 07/01/04 @ 102

                                      See Notes to Pro Forma Financial Statements

                                       4.60%, 07/01/2005
                                       Insured: FGIC                                                    -     249,375       249,375
            -      300,000     300,000 New Jersey, Health Care Facilities Authority, Underwood
                                       Memorial Hospital Project, Series B, RB
                                       5.00%, 07/01/2002
                                       Insured: AMBAC                                                   -     302,250       302,250
      300,000            -     300,000 New Jersey Health Care Facilities Financing Authority,
                                       Medical Center at Princeton
                                       5.13%, 07/01/2018
                                       Insured: AMBAC                                             286,875           -       286,875
            -      425,000     425,000 New Jersey, Health Care Facilities Financing Authority,
                                       RB, Pre-Refunded 02/01/01 @ 100
                                       6.80%, 08/01/2019
                                       Insured: FHA                                                     -     435,957       435,957
            -    1,000,000   1,000,000 New Jersey, Health Care Facilities Financing Authority,
                                       Refunded Balance, RB, Callable 02/01/01 @ 102
                                       6.80%, 08/01/2019
                                       Insured: FHA                                                     -   1,025,410     1,025,410
            -      200,000     200,000 New Jersey, Sports & Exposition Authority, Series A,
                                       RB Callable 09/01/03 @ 101
                                       5.00%, 09/01/2006                                                -     203,500       203,500
            -      175,000     175,000 New Jersey, Sports & Exposition Authority,
                                       Series A, RB
                                       5.60%, 07/01/2001
                                       Insured: MBIA                                                    -     176,461       176,461
            -      380,000     380,000 New Jersey, Sports & Exposition Authority, State
                                       Guaranteed, RB, ETM Callable 02/08/01 @ 100
                                       8.30%, 01/01/2003                                                -     408,975       408,975
            -      300,000     300,000 New Jersey, Sports & Exposition Authority,
                                       Series A, RB, Pre-Refunded 07/01/02 @ 102
                                       5.90%, 07/01/2003
                                       Insured: MBIA                                                    -     312,750       312,750
      190,000            -     190,000 New Jersey, Sports & Exposition Authority Convention
                                       Center Luxury Tax Revenue Series A
                                       Pre-refunded 07/01/2002
                                       6.00%, 07/01/2013
                                       Insured: MBIA                                              198,550           -       198,550
            -      250,000     250,000 New Jersey State, Building Authority, RB
                                       Callable 06/15/03 @ 102
                                       4.70%, 06/15/2006                                                -     251,250       251,250
            -      600,000     600,000 New Jersey State, Building Authority, RB
                                       Callable 06/15/07 @ 102
                                       5.00%, 06/15/2010                                                -     609,000       609,000
            -      500,000     500,000 New Jersey State, Building Authority, RB
                                       Callable 06/15/07 @ 102
                                       4.75%, 06/15/2017                                                -     460,000       460,000
            -    1,000,000   1,000,000 New Jersey State, Building Authority, RB
                                       Callable 06/15/07 @ 102
                                       5.00%, 06/15/2018
                                       Insured: MBIA                                                    -     946,250       946,250
      250,000            -     250,000 New Jersey State Educational Facilities Authority,
                                       Capital Improvement Fund, Series A
                                       5.00%, 09/01/2003                                          253,750           -       253,750
            -      360,000     360,000 New Jersey State, Educational Facilities Authority,
                                       Drew University Project, Series E, RB, ETM
                                       5.75%, 07/01/2002                                                -     368,100       368,100
            -      275,000     275,000 New Jersey State, Educational Facilities Authority,
                                       Glassboro State College Project, RB Callable
                                       02/08/01 @ 100 6.75%, 07/01/2009                                 -     275,509       275,509
      400,000      300,000     700,000 New Jersey State Educational Facilities Authority,
                                       Higher Education Facility Trust Fund Bonds, Series A
                                       5.13%, 09/01/2006
                                       Insured: AMBAC                                             411,500     308,250       719,750
            -      500,000     500,000 New Jersey State, Educational Facilities Authority,
                                       Higher Education Trust Fund, Series A, RB Callable
                                       9/1/05 @ 102 5.13%, 09/01/2010                                   -     506,875       506,875
            -      250,000     250,000 New Jersey State, Educational Facilities Authority,
                                       Medicine & Dentistry Project, Series B, RB, Callable
                                       12/01/05 @ 101 5.00%, 12/01/2007
                                       Insured: AMBAC                                                   -     254,062       254,062

                                     See Notes to Pro Forma Financial Statements


            -    1,285,000   1,285,000 New Jersey State, Educational Facilities Authority, Montclair
                                       State University Project, Series C, RB, Callable 07/01/06 @ 101
                                       5.38%, 07/01/2008
                                       Insured: AMBAC                                                   -   1,339,612     1,339,612
            -      500,000     500,000 New Jersey State, Educational Facilities Authority, Princeton
                                       Theological Project, Series A, RB Callable 07/01/07 @ 101
                                       4.70%, 07/01/2010                                                -     496,875       496,875
            -      300,000     300,000 New Jersey State, Educational Facilities Authority, Richard Stockton
                                       State College Project, Series B, RB, Callabel 07/01/02 @ 102
                                       6.20%, 07/01/2004
                                       Insured: AMBAC                                                   -     313,500       313,500
            -      300,000     300,000 New Jersey State, Educational Facilities Authority, Rowan College
                                       Project, Series C, RB
                                       5.05%, 07/01/2003
                                       Insured: MBIA                                                    -     304,500       304,500
            -      300,000     300,000 New Jersey State, Educational Facilities Authority, Rowan College
                                       Project, Series C, RB, Callable 07/01/03 @ 102
                                       5.25%, 07/01/2005
                                       Insured: MBIA                                                    -     308,250       308,250
            -      250,000     250,000 New Jersey State, Educational Facilities Authority, Stevens
                                       Institute Technology Project, Series I, RB Callable 07/01/08 @ 101
                                       5.00%, 07/01/2028                                                -     218,437       218,437
      500,000            -     500,000 New Jersey State Educational Facilities Authority,
                                       William Patterson University, Series A
                                       5.38%, 07/01/2021
                                       Insured: FGIC                                              491,875           -       491,875
            -    1,000,000   1,000,000 New Jersey State, GO Callable 03/01/2008 @ 100
                                       4.75%, 03/01/2017                                                -     915,000       915,000
            -      250,000     250,000 New Jersey State, GO Pre-Refunded 01/01/01 @ 100.25
                                       7.00%, 04/01/2002                                                -     253,365       253,365
            -      250,000     250,000 New Jersey State, GO Pre-Refunded 09/15/01 @ 100.25
                                       6.40%, 09/15/2002                                                -     255,112       255,112
      300,000            -     300,000 New Jersey State Highway Authority Garden State Parkway
                                       5.60%, 01/01/2017
                                       Insured: FGIC                                              307,500           -       307,500
            -    1,000,000   1,000,000 New Jersey State, Highway Authority, Garden State
                                       Parkway, RB, ETM Callable 02/08/01 @ 100
                                       6.00%, 01/01/2019                                                -   1,071,250     1,071,250
            -      500,000     500,000 New Jersey State, HMFA
                                       Home Buyer Project, Series N, RB, Callable 10/01/05 @ 101.50
                                       5.20%, 04/01/2006
                                       Insured: MBIA                                                    -     515,000       515,000
      250,000            -     250,000 New Jersey State HMFA Home Buyer, Series G
                                       4.63%, 04/01/2015
                                       Insured: MBIA                                              249,375           -       249,375
      190,000            -     190,000 New Jersey State HMFA Home Buyer, Series O, AMT
                                       5.80%, 10/01/2020
                                       Insured: MBIA                                              190,950           -       190,950
      400,000            -     400,000 New Jersey State HMFA Multi-Family Housing, Series E2
                                       5.75%, 11/01/2025
                                       Insured: FSA                                               404,500           -       404,500
            -      400,000     400,000 New Jersey State, HMFA
                                       Presidential Plaza Project, RB, Callable 11/01/01 @ 102
                                       6.30%, 05/01/2002
                                       Insured: FHA                                                     -     408,500       408,500
            -      520,000     520,000 New Jersey State, HMFA, Series A, RB
                                       6.40%, 05/01/2002                                                -     531,700       531,700
            -      325,000     325,000 New Jersey State, HMFA,
                                       Series A, RB, Callable 05/01/05 @ 102
                                       5.30%, 05/01/2006
                                       Insured: AMBAC                                                   -     335,562       335,562
      250,000            -     250,000 New Jersey State HMFA Series B
                                       6.05%, 11/01/2017
                                       Insured: FSA                                               260,938           -       260,938
            -      475,000     475,000 New Jersey State, HMFA, Series One, RB
                                       6.00%, 11/01/2002                                                -     485,094       485,094
            -    1,000,000   1,000,000 New Jersey State, Series A, COP, Pre-Refunded 06/15/07 @ 100
                                       5.00%, 06/15/2013
                                       Insured: AMBAC                                                   -     982,500       982,500
            -      500,000     500,000 New Jersey State, Series A, COP, Pre-Refunded 06/15/07 @ 100


                                       See Notes to Pro Forma Financial Statements


                                       5.00%, 06/15/2014
                                       Insured: AMBAC                                                   -     488,750       488,750
            -      850,000     850,000 New Jersey State, Series D, GO
                                       5.30%, 02/15/2002                                                -     859,562       859,562
            -      300,000     300,000 New Jersey State, Series D, GO
                                       5.40%, 02/15/2003                                                -     306,375       306,375
            -      100,000     100,000 New Jersey State, Series E, GO
                                       5.00%, 07/15/2004                                                -     101,750       101,750
      400,000            -     400,000 New Jersey State Transportation Trust Fund Authority,
                                       Transportation System, Series A
                                       5.00%, 06/15/2006                                          408,500           -       408,500
      250,000            -     250,000 New Jersey State Transportation Trust Fund Authority,
                                       Transportation System, Series A
                                       5.50%, 06/15/2009                                          263,750           -       263,750
      400,000            -     400,000 New Jersey State Transportation Trust Fund Authority,
                                       Transportation System, Series A
                                       5.63%, 06/15/2012                                          424,500           -       424,500
            -    1,000,000   1,000,000 New Jersey State, Transportation Trust Fund,
                                       Transportation Systems Project, Series A, RB
                                       5.75%, 06/15/2015                                                -   1,062,500     1,062,500
            -      200,000     200,000 New Jersey State, Transportation Trust Fund,
                                       Transportation Systems Project, Series A, RB, ETM
                                       5.20%, 12/15/2000
                                       Insured: AMBAC                                                   -     200,200       200,200
            -    1,000,000   1,000,000 New Jersey State, Transportation Trust Fund, Transportation
                                       Systems Project, Series A, RB, Callable 06/15/08 @ 100
                                       5.00%, 06/15/2018
                                       Insured: FSA                                                     -     948,750       948,750
            -    1,000,000   1,000,000 New Jersey State, Transportation Trust Fund, Transportation
                                       Systems Project, Series A, RB, Callable 06/15/09 @ 100
                                       4.50%, 06/15/2019
                                       Insured: FSA                                                     -     872,500       872,500
            -      200,000     200,000 New Jersey State, Transportation Trust Fund, Transportation
                                       Systems Project, Series A, RB, ETM
                                       5.30%, 12/15/2001
                                       Insured: FSA                                                     -     202,250       202,250
            -      450,000     450,000 New Jersey State, Transportation Trust Fund, Transportation
                                       Systems Project, Series A, RB
                                       4.50%, 12/15/2002
                                       Insured: MBIA                                                    -     451,125       451,125
            -      750,000     750,000 New Jersey State, Transportation Trust Fund, Transportation
                                       Systems Project, Series A, RB, Callable 06/15/05 @ 102
                                       5.50%, 06/15/2011
                                       Insured: MBIA                                                    -     777,187       777,187
            -      500,000     500,000 New Jersey State, Transportation Trust Fund, Transportation
                                       Systems Project, Series A, RB, Callable 06/15/05 @ 102
                                       5.00%, 06/15/2015
                                       Insured: MBIA                                                    -     483,125       483,125
            -    1,850,000   1,850,000 New Jersey State, Transportation Trust Fund, Transportation
                                       Systems Project, Series B, RB, Callable 06/15/05 @ 102
                                       5.20%, 06/15/2006
                                       Insured: MBIA                                                    -   1,903,188     1,903,188
            -      320,000     320,000 New Jersey State, Turnpike Authority, RB, ETM
                                       10.38%, 01/01/2003                                               -     343,600       343,600
            -      300,000     300,000 New Jersey State, Turnpike Authority, Series A,  RB
                                       6.40%, 01/01/2002                                                -     306,000       306,000
      295,000            -     295,000 New Jersey State Turnpike Authority, Series A
                                       5.75%, 01/01/2019
                                       Insured: MBIA                                              302,006           -       302,006
            -      620,000     620,000 New Jersey State, Turnpike Authority, Series C, RB,
                                       Pre-Refunded 01/01/01 @ 101.50
                                       6.40%, 01/01/2007
                                       Insured: AMBAC                                                   -     631,278       631,278
            -      340,000     340,000 New Jersey State, Turnpike Authority, Unrefunded
                                       Balance, Series A, RB Callable 01/01/02 @ 102
                                       5.90%, 01/01/2004                                                -     351,475       351,475
            -      450,000     450,000 New Jersey, Wastewater Treatment, Series A, RB
                                       5.00%, 09/01/2006                                                -     459,563       459,563
            -      955,000     955,000 New Jersey, Wastewater Treatment, Series A, RB
                                       Pre-Refunded 07/01/01 @ 102

                                      See Notes to Pro Forma Financial Statements


                                       6.00%, 07/01/2010                                                -     983,975       983,975
            -      370,000     370,000 Newark, Board of Education, GO
                                       Callable 12/15/04 @ 102
                                       5.88%, 12/15/2011
                                       Insured: MBIA                                                    -     390,350       390,350
            -      500,000     500,000 North Bergen Township, GO
                                       4.40%, 08/01/2001
                                       Insured: MBIA                                                    -     500,335       500,335
            -      750,000     750,000 North Brunswick Township, Board of Education,
                                       GO, Callable 02/01/07 @ 101
                                       5.00%, 02/01/2010
                                       Insured: FGIC                                                    -     761,250       761,250
            -    1,000,000   1,000,000 North Brunswick Township, GO
                                       Callable 05/15/07 @ 101
                                       5.00%, 05/15/2012
                                       Insured: FGIC                                                    -   1,003,750     1,003,750
            -      250,000     250,000 North Jersey District, Water Supply, Wanaque North
                                       Project, RB, Callable 11/15/07 @ 101
                                       4.88%, 11/15/2009
                                       Insured: MBIA                                                    -     252,188       252,188
            -      500,000     500,000 North Jersey District, Water Supply, Wanaque North
                                       Project, RB, Callable 11/15/07 @ 101
                                       5.00%, 11/15/2010
                                       Insured: MBIA                                                    -     506,875       506,875
            -      300,000     300,000 North Jersey District, Water Supply, Wanaque
                                       South Project, RB
                                       5.40%, 07/01/2002
                                       Insured: MBIA                                                    -     304,875       304,875
            -      200,000     200,000 North Jersey District, Water Supply, Wanaque
                                       South Project, RB
                                       5.50%, 07/01/2003
                                       Insured: MBIA                                                    -     205,250       205,250
      400,000            -     400,000 Ocean County, GO General Improvement
                                       5.30%, 12/01/2006                                          417,000           -       417,000
            -      500,000     500,000 Ocean County, GO Pre-Refunded 09/01/02 @ 102
                                       5.80%, 09/01/2010                                                -     521,875       521,875
            -      500,000     500,000 Ocean County, Series A, GO
                                       4.60%, 11/01/2003                                                -     502,500       502,500
            -      250,000     250,000 Ocean Township, School District, GO, MBIA
                                       Pre-Refunded 06/01/04 @ 100
                                       5.40%, 06/01/2015
                                       Insured: MBIA                                                    -     257,500       257,500
       50,000            -      50,000 Old Tappan Board of Education, GO
                                       5.10%, 04/01/2015
                                       Insured: FGIC                                               49,313           -        49,313
            -      500,000     500,000 Old Tappan, Board of Education, GO, FGIC
                                       Callable 04/01/06 @ 101
                                       5.10%, 04/01/2018
                                       Insured: FGIC                                                    -     483,750       483,750
            -      400,000     400,000 Parsippany, Troy Hills Township, GO
                                       Callable 12/01/02 @ 103
                                       4.70%, 12/01/2004                                                -     403,000       403,000
            -      500,000     500,000 Parsippany, Troy Hills Township, GO
                                       Callable 12/01/07 @ 102
                                       5.00%, 12/01/2015
                                       Insured: MBIA                                                    -     486,875       486,875
            -      200,000     200,000 Passaic County, General Improvement Project,
                                       GO
                                       4.45%, 05/01/2004
                                       Insured: MBIA                                                    -     200,000       200,000
            -      300,000     300,000 Passaic County, GO Callable 02/08/01 @ 102
                                       6.40%, 11/15/2001                                                -     306,144       306,144
            -      500,000     500,000 Passaic County, GO, Callable 09/01/03 @ 101
                                       4.75%, 09/01/2004
                                       Insured: FGIC                                                    -     505,625       505,625
            -      235,000     235,000 Paterson, GO, Pre-Refunded 02/15/02 @ 101
                                       6.35%, 02/15/2003
                                       Insured: FSA                                                     -     242,931       242,931
            -      500,000     500,000 Pequannock Lincoln Park, Series E-I, RB
                                       4.40%, 12/01/2002

                                     See Notes to Pro Forma Financial Statements

                                       Insured: MBIA                                                    -     500,000       500,000
            -      500,000     500,000 Pleasantville, School District, GO
                                       Callable 02/15/08 @ 100
                                       5.00%, 02/15/2011
                                       Insured: MBIA                                                    -     503,750       503,750
       50,000            -      50,000 Plumsted Township Board of Education, GO
                                       5.00%, 03/01/2014
                                       Insured: FGIC                                               49,500           -        49,500
            -      200,000     200,000 Point Pleasant, GO
                                       5.45%, 12/01/2000
                                       Insured: MBIA                                                    -     200,180       200,180
            -      300,000     300,000 Princeton Township, GO
                                       4.40%, 09/01/2001                                                -     300,348       300,348
            -      210,000     210,000 Rahway Valley, Sewer Authority, RB
                                       Callable 02/08/01 @ 100
                                       6.20%, 04/01/2001                                                -     211,592       211,592
            -      500,000     500,000 Randolph Township, School District, GO,
                                       Callable 08/01/08 @ 100
                                       5.00%, 08/01/2015
                                       Insured: FGIC                                                    -     486,875       486,875
            -      700,000     700,000 Roselle, GO, Callable 10/15/03 @ 102
                                       4.75%, 10/15/2004
                                       Insured: MBIA                                                    -     707,875       707,875
            -      500,000     500,000 Rutgers State University, Series A, RB
                                       4.38%, 05/01/2001                                                -     500,230       500,230
            -      500,000     500,000 Rutgers State University, Series S, RB
                                       Callable 05/01/03 @ 102
                                       5.00%, 05/01/2004                                                -     506,875       506,875
            -      500,000     500,000 Rutgers State University, Series U, RB
                                       Callable 05/01/08 @ 101
                                       5.00%, 05/01/2014                                                -     491,250       491,250
            -      200,000     200,000 Secaucus, Municipal Utilities Authority,
                                       Sewer Project, Series A, RB
                                       5.65%, 12/01/2004                                                -     208,250       208,250
            -      385,000     385,000 Secaucus, Municipal Utilities Authority,
                                       Sewer Project, Series A, RB Callable 12/01/04 @ 102
                                       5.75%, 12/01/2005                                                -     405,694       405,694
            -      200,000     200,000 Somerset County, GO
                                       5.00%, 10/01/2002                                                -     202,250       202,250
            -      300,000     300,000 Somerset, Raritan Valley, Sewer Improvement
                                       Authority, Series H, GO
                                       5.15%, 07/01/2001                                                -     301,632       301,632
            -      250,000     250,000 South Brunswick Township, Board of Education,
                                       GO, Pre-Refunded 04/01/02 @ 102
                                       6.30%, 04/01/2004                                                -     260,938       260,938
            -      250,000     250,000 South Jersey, Transportation Authority,
                                       Series B, RB
                                       5.50%, 11/01/2002
                                       Insured: MBIA                                                    -     255,313       255,313
      250,000            -     250,000 Trenton, GO
                                       5.70%, 03/01/2019
                                       Insured: FGIC                                              255,938           -       255,938
            -      500,000     500,000 Union County, General Improvement Project, GO
                                       4.75%, 02/01/2003                                                -     504,375       504,375
      250,000            -     250,000 Union County, General Improvement Project, GO
                                       5.13%, 02/01/2016                                          245,938           -       245,938
            -      500,000     500,000 Union County, GO
                                       4.40%, 09/01/2001                                                -     500,580       500,580
            -      350,000     350,000 Union County, Improvement Authority, Capital
                                       Equipment & Facilities Lease Project, Series A, RB
                                       4.90%, 04/01/2002                                                -     352,188       352,188
            -      500,000     500,000 Union County, Improvement Authority, Capital
                                       Equipment & Facilities Lease Project, Series A, RB
                                       Callable 04/01/02 @ 102
                                       5.15%, 04/01/2005                                                -     509,375       509,375
            -      125,000     125,000 Union County, Improvement Authority, Educational
                                       Services Commission, RB Callable 03/01/07 @ 101
                                       5.05%, 03/01/2008                                                -     128,281       128,281
            -      500,000     500,000 University Medicine & Dentistry, Series E, RB
                                       Callable 12/01/01 @ 102

                                       See Notes to Pro Forma Financial Statements

                                       6.20%, 12/01/2003                                                -     518,085       518,085
      300,000            -     300,000 Vernon Township Board of Education, GO
                                       5.38%, 12/01/2019
                                       Insured: FGIC                                              298,875           -       298,875
            -      300,000     300,000 Wanaque Valley, Regional Sewer Authority,
                                       Series B, RB
                                       5.10%, 09/01/2003
                                       Insured: AMBAC                                                   -     305,250       305,250
            -      225,000     225,000 Warren County, Municipal Utilities Authority, RB
                                       Callable 12/01/03 @ 101
                                       5.05%, 12/01/2004                                                -     228,938       228,938
            -      210,000     210,000 Warren County, Pollution Control, Resource
                                       Recovery Project, RB
                                       6.15%, 12/01/2002
                                       Insured: MBIA                                                    -     211,313       211,313
            -      300,000     300,000 Warren County, Pollution Control, Resource
                                       Recovery Project, RB, Callable 12/01/02 @ 102
                                       6.55%, 12/01/2006
                                       Insured: MBIA                                                    -     304,875       304,875
            -      250,000     250,000 Washington Township, Board of Education, GO
                                       5.00%, 02/01/2003
                                       Insured: MBIA                                                    -     253,438       253,438
            -      250,000     250,000 Washington Township, Board of Education, GO
                                       5.00%, 02/01/2006
                                       Insured: MBIA                                                    -     255,625       255,625
            -      250,000     250,000 Wayne Township, General Improvement Project,
                                       GO Callable 02/08/01 @ 101
                                       5.45%, 10/01/2004                                                -     253,433       253,433
      400,000            -     400,000 West Deptford Township New Jersey, GO
                                       5.50%, 09/01/2020
                                       Insured: FGIC                                              402,500           -       402,500
      250,000            -     250,000 West Orange Board of Education Certificate of Participation
                                       5.63%, 10/01/2029
                                       Insured: MBIA                                              250,938           -       250,938
            -      100,000     100,000 Woodbridge Township, Series A, GO
                                       Callable 09/15/04 @ 102
                                       4.65%, 09/15/2005                                                -     100,375       100,375
            -      100,000     100,000 Woodbridge Township, Series C, GO
                                       Callable 09/15/04 @ 102
                                       4.65%, 09/15/2005                                                -     100,375       100,375
                                                                                             ---------------------------------------
                                                                                                9,856,662  83,729,950    93,586,612
                                                                                             ---------------------------------------
                                       NEW YORK--1.88%

            -      250,000     250,000 Port Authority of New York & New Jersey, 71st Series,
                                       RB Callable 01/15/01 @ 101
                                       6.80%, 07/15/2008                                                -     253,553       253,553
            -      500,000     500,000 Port Authority of New York & New Jersey, Consolidated
                                       114th Series, RB, Callable 08/01/05 @ 101
                                       4.75%, 08/01/2016
                                       Insured: MBIA                                                    -     466,875       466,875
            -      300,000     300,000 Port Authority of New York & New Jersey, Consolidated
                                       Eighty-Second Series, RB Callable 08/01/02 @ 101
                                       5.30%, 08/01/2003                                                -     306,750       306,750

            -    1,000,000   1,000,000 Port Authority of New York & New Jersey, Consolidated
                                       One-Hundred Fourth Series, RB, Callable 01/15/06 @ 101
                                       5.20%, 07/15/2017
                                       Insured: AMBAC                                                   -     981,250       981,250
                                                                                             ---------------------------------------
                                                                                                        -   2,008,428     2,008,428
                                                                                             ---------------------------------------
                                       PENNSYLVANIA--3.23%

            -    1,000,000   1,000,000 Delaware River Port Authority, Pennsylvania & New Jersey,
                                       Series B,  RB
                                       5.25%, 01/01/2009
                                       Insured: AMBAC                                                   -   1,035,000     1,035,000
            -    1,000,000   1,000,000 Delaware River Port Authority, Pennsylvania & New Jersey,
                                       RB, Callable 01/01/06 @ 102
                                       5.40%, 01/01/2013
                                       Insured: FGIC                                                    -   1,023,750     1,023,750

                                      See Notes to Pro Forma Financial Statements

            -      480,000     480,000 Delaware River Port Authority, Pennsylvania & New Jersey,
                                       Port District Project, Series B, RB, Callable 01/01/08 @ 101
                                       4.75%, 01/01/2014
                                       Insured: MBIA                                                    -     460,800       460,800
            -    1,000,000   1,000,000 Delaware River Port Authority, Pennsylvania & New Jersey,
                                       Port District Project, Series B, RB, Callable 01/01/08 @ 101
                                       4.75%, 01/01/2017
                                       Insured: MBIA                                                    -     933,750       933,750
                                                                                             ---------------------------------------
                                                                                                        -   3,453,300     3,453,300
                                                                                             ---------------------------------------
                                       PUERTO RICO--4.51%

      250,000            -     250,000 Puerto Rico Commonwealth, GO
                                       6.00%, 07/01/2016
                                       Insured: MBIA                                              276,563           -       276,563
      250,000            -     250,000 Puerto Rico Commonwealth, GO
                                       5.00%, 07/01/2027
                                       Insured: FSA                                               232,500           -       232,500
            -    1,000,000   1,000,000 Puerto Rico, Electric Power Authority,
                                       Series AA, RB
                                       4.90%, 07/01/2005
                                       Insured: MBIA                                                    -   1,027,500     1,027,500
       50,000            -      50,000 Puerto Rico
                                       Electric Power Authority Series AA
                                       5.25%, 07/01/2017
                                       Insured: MBIA                                               50,125           -        50,125
      250,000            -     250,000 Puerto Rico
                                       Electric Power Authority Series DD
                                       5.25%, 07/01/2015
                                       Insured: FSA                                               253,438           -       253,438
            -      500,000     500,000 Puerto Rico, Electric Power Authority,
                                       Series Y, RB
                                       6.50%, 07/01/2006
                                       Insured: MBIA                                                    -     554,375       554,375
            -      200,000     200,000 Puerto Rico, Industrial & Educational Tourist Authority,
                                       Dr. Pila Hospital Project, Series A, RB
                                       Callable 08/01/05 @ 101.50
                                       5.25%, 08/01/2006
                                       Insured: FHA                                                     -     201,750       201,750

            -    1,000,000   1,000,000 Puerto Rico, Industrial & Educational Tourist Authority,
                                       International American University Project, Series A, RB,
                                       Callable 10/01/08 @ 101
                                       5.00%, 10/01/2022
                                       Insured: MBIA                                                    -     941,250       941,250
            -      260,000     260,000 Puerto Rico, Telephone Authority, Series M, RB
                                       Pre-Refunded 01/01/03 @ 101.50
                                       5.40%, 01/01/2008                                                -     270,400       270,400
            -      590,000     590,000 Puerto Rico, Telephone Authority, Series M, RB,
                                       Pre-Refunded 01/01/03 @ 101.50
                                       5.05%, 01/01/2004
                                       Insured: AMBAC                                                   -     609,175       609,175
            -      395,000     395,000 Puerto Rico, Telephone Authority, Series N, RB
                                       Pre-Refunded 01/01/03 @ 101.50
                                       5.10%, 01/01/2004                                                -     408,331       408,331
                                                                                             ---------------------------------------
                                                                                                  812,626   4,012,781     4,825,407
                                                                                             ---------------------------------------
                                       TOTAL MUNICIPAL SECURITIES                              11,022,725  94,213,209   105,235,934
                                                                                             ---------------------------------------
               INVESTMENT COMPANIES--0.47%

       39,299            -      39,299 Dreyfus Tax-Exempt Cash Management Fund                     39,299           -        39,299
            -      423,572     423,572 Federated New Jersey Municipal Cash Trust                        -     423,572       423,572
       41,567            -      41,567 Federated Tax-Free Obligations Fund                         41,567           -        41,567
                                                                                             ---------------------------------------
                                       TOTAL INVESTMENT COMPANIES                                  80,866     423,572       504,438
                                                                                             ---------------------------------------
                                       TOTAL INVESTMENTS--98.82%
                                       (COST $11,032,863, $94,363,383, $105,396,246)           11,103,591  94,636,781   105,740,372
                                                                                             ---------------------------------------
                                       NET OTHER ASSETS AND LIABILITIES--1.18%                    267,992     997,770     1,265,762
                                                                                             ---------------------------------------
                                                                                             ---------------------------------------
                                     See Notes to Pro Forma Financial Statements

                                                                                             ---------------------------------------
                                       NET ASSETS--100.00%                                   $11,371,583  $95,634,551 $ 107,006,134
                                                                                             =======================================

                                       -------------------------------------------------------------------
                                       (A) Variable Rate Bond. Rate shown reflects the rate in effect at
                                       October 31, 2000.
                                       AMBAC  American Municipal Bond Assurance Corp.
                                       AMT  Alternative Minimum Tax.  Private activity
                                       obligations the interest on which is subject to
                                       the federal AMT for individuals.
                                       COP Certificate of Participation
                                       ETM Escrowed to Maturity
                                       FGIC Federal Guaranty Insurance Corp.
                                       FHA Federal Housing Agency
                                       FSA Financial Security Assurance Company
                                       GO General Obligation
                                       HMFA Housing and Mortgage Finance Agency
                                       LOC Letter of Credit
                                       MBIA Municipal Bond Insurance Association
                                       RB Revenue Bond

                                     See Notes to Pro Forma Financial Statements

                         GALAXY NEW JERSEY MUNICIPAL BOND FUND
                      PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND
          PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  OCTOBER 31, 2000



                                                            ------------------------------------------------------------------
                                                                GALAXY           PILLAR
                                                              NEW JERSEY        NEW JERSEY                       PRO FORMA
                                                            MUNICIPAL BOND      MUNICIPAL        PRO FORMA       COMBINED
                                                                 FUND        SECURITIES FUND     ADJUSTMENTS      (NOTE 1)
                                                            ------------------------------------------------------------------
ASSETS:
      Investments
          Investments at cost                               $   11,032,863  $      94,363,383  $             -  $ 105,396,246
          Net unrealized (depreciation)                             70,728            273,398                -        344,126
                                                            ------------------------------------------------------------------
              Total Investments at Value                         11,103,591         94,636,781               -    105,740,372

      Cash                                                                -                  -               -              -
      Receivable for investments sold                                     -                  -               -              -
      Receivable for shares sold                                    143,000                  -               -        143,000
      Interest and dividends receivable                             169,747          1,490,881               -      1,660,628
      Deferred organizational expense                                 8,221                  -               -          8,221
      Other Assets                                                        -             25,894               -         25,894
                                                            ------------------------------------------------------------------
              Total Assets                                       11,424,559         96,153,556               -    107,578,115
LIABILITIES:
      Dividends payable                                              35,457            363,617               -        399,074
      Payable for shares repurchased                                      -             65,643               -         65,643
      Advisory fee payable                                            2,369             49,023               -         51,392
      Payable to Fleet affiliates                                       143                  -               -            143
      Payable to Administrator                                        1,299             16,341               -         17,640
      Trustees' fees and expenses payable                               246                  -               -            246
      Reorganization Cost*                                                -                  -          38,017         38,017
      Accrued expenses and other payables                            13,462             24,381               -         37,843
                                                            ------------------------------------------------------------------
              Total Liabilities                                      52,976            519,005          38,017        609,998

NET ASSETS                                                   $   11,371,583  $      95,634,551  $      (38,017) $ 106,968,117
                                                            ==================================================================
NET ASSETS CONSISTS OF:
      Paid-in capital                                        $   11,486,164  $      95,695,400  $            -  $ 107,181,564
      Undistributed net investment income                             8,714              8,876         (38,017)       (20,427)
      Accumulated net realized gain (loss) on
      investments sold                                             (194,023)          (343,123)              -       (537,146)
      Net unrealized appreciation of investments                     70,728            273,398               -        344,126
                                                            ------------------------------------------------------------------
TOTAL NET ASSETS                                             $   11,371,583  $      95,634,551  $      (38,017) $ 106,968,117
                                                            ==================================================================

Net Assets by Class:
          Retail A Shares / Class A Shares                   $    1,197,821  $       8,737,583  $       (3,485) $   9,931,919
                                                            ==================================================================
          Trust Shares / Class I Shares                          10,173,762         86,896,968         (34,532)    97,036,198
                                                            ==================================================================

Shares of beneficial interest outstanding:
          Retail A Shares / Class A Shares                          121,192            836,928          47,090      1,005,210
                                                            ==================================================================
          Trust Shares / Class I Shares                           1,029,341          8,291,998         499,747      9,821,086
                                                            ==================================================================
Net Asset Value - Retail A Shares / Class A Shares           $         9.88  $           10.44                  $        9.88
                                                             ==================================================================
Net Asset Value - Trust Shares / Class I Shares              $         9.88  $           10.48                  $        9.88
                                                            ==================================================================



* Reorganization cost will be applied to the Pillar fund before the fund is merged into the Galaxy fund.



                                See Notes to Pro Forma Financial Statements

                                 GALAXY NEW JERSEY MUNICIPAL BOND FUND
                              PILLAR NEW JERSEY MUNICIPAL SECURITIES FUND
                       PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                           OCTOBER 31, 2000

                                                          ------------------------------------------------------------------
                                                              GALAXY         PILLAR
                                                            NEW JERSEY     NEW JERSEY                           PRO FORMA
                                                            MUNICIPAL       MUNICIPAL         PRO FORMA         COMBINED
                                                            BOND FUND    SECURITIES FUND     ADJUSTMENTS        (NOTE 1)
                                                          ------------------------------------------------------------------
Investment Income:
      Interest Income                                     $     483,294  $     5,572,095 $            -       $  6,055,389
      Dividend Income                                            14,594                -              -             14,594
                                                          ------------------------------------------------------------------
          Total Investment Income                                497,888       5,572,095               -          6,069,983
                                                          ------------------------------------------------------------------
Expenses:
      Investment Advisory Fees                                    74,395         630,720         157,303 (a)        862,418
      Administrative Fees                                          7,042         208,434       (139,781) (a)         75,695
      Custodian Fee                                                7,959          26,281        (21,000) (b)         13,240
      Fund Accounting Fee                                         42,268          20,684        (10,000) (a)         52,952
      Professional Fees                                           18,166           8,711         (6,000) (b)         20,877
      Trustee Fees                                                 1,714           1,207               -              2,921
      Amortization of Deferred Organization Cost                   3,407               -               -              3,407
      Reports to Shareholders                                      3,456          13,249         (8,000) (b)          8,705
      Miscellaneous Expenses                                       2,382          16,436               -             18,818
                                                          ------------------------------------------------------------------
          Subtotal                                               160,789         925,722        (27,478)          1,059,033

      Transfer Agent Fee
          Retail A Shares / Class A Shares                         2,978           3,917         (1,287)              5,608
          Trust Shares / Class I Shares                            1,953          37,547        (38,512) (a)            988
      Shareholder Services Fee & 12B-1 Fee                                                             -
          Retail A Shares / Class A Shares                         1,054          25,236         (9,646) (a)         16,644
          Trust Shares / Class I Shares                                -               -               - (a)              -
                                                          ------------------------------------------------------------------

          Total Expenses before reimbursement/waiver             166,774         992,422        (76,923)          1,082,273

Less Waiver/Reimbursements
      Fund Level Waivers                                        (76,288)       (126,226)        (27,464) (c)      (229,978)
      Class Specific Waivers/Reimbursements
          Retail A Shares                                        (2,616)               -           2,616 (c)
          Trust Shares                                           (1,430)               -           1,430 (c)
                                                          ------------------------------------------------------------------
            Total Waivers/Reimbursements                        (80,334)       (126,226)        (23,418)          (229,978)

      Net Expenses                                                86,440         866,196       (100,341)            852,295
                                                          ------------------------------------------------------------------
Net Investment Income                                            411,448       4,705,899         100,341          5,217,688
                                                          ------------------------------------------------------------------
Net Realized (Loss) on Investments                             (148,987)       (309,851)               -          (458,838)
Net Change in Unrealized Appreciation on Investments             477,226       1,834,226               -          2,311,452
                                                          ------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments                  328,239       1,524,375               -          1,852,614
                                                          ------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations      $      739,687 $    6,230,274  $       100,341      $   7,070,302
                                                          ==================================================================

(a) Reflects adjustment to the acquiring fund contractual fee level.
(b) Reflects expected savings when the two funds become one.
(c) Reflects adjustment to the acquiring fund's voluntary expense limitation.

                                See Notes to Pro Forma Financial Statements

                      Galaxy New Jersey Municipal Bond Fund
                   Pillar New Jersey Municipal Securities Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2000, the Trust offered thirty-seven managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 2000 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1999. These statements have been derived from books and records utilized in calculating the net asset value of each fund at October 31, 2000 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Pillar New Jersey Municipal Securities Fund in exchange for Retail A and Trust shares of Galaxy New Jersey Municipal Bond Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Pillar New Jersey Municipal Securities Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 2000, the Galaxy New Jersey Municipal Bond Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, 0.0575% of the next $3 billion, and 0.0525% of the combined average daily net assets in excess of $21 billion, and was allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.15% of the average daily net assets of Retail A shareholders who are customers of such institutions.

2.       Portfolio Valuation

The Galaxy New Jersey Municipal Bond Fund's investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Pillar New Jersey Municipal Securities Fund uses similar rules for determining portfolio valuation.

                      Galaxy New Jersey Municipal Bond Fund
                    Pillar New Jersey Municipal Securities Fund
      Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy New Jersey Municipal Bond Fund that would have been issued at October 31, 2000 in connection with the proposed reorganization. The pro forma number of shares outstanding of 10,830,144 consists of 9,679,611 shares assumed issued in the reorganization plus 1,150,533 shares of the Galaxy New Jersey Municipal Bond Fund at October 31, 2000.


                            GALAXY EQUITY INCOME FUND
                            PILLAR EQUITY INCOME FUND
            PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                OCTOBER 31, 2000

                 SHARES                    DESCRIPTION                                           VALUE (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
 GALAXY EQUITY  PILLAR EQUITY    PRO FORMA                                     GALAXY EQUITY    PILLAR EQUITY     PRO FORMA
  INCOME FUND    INCOME FUND     COMBINED                                       INCOME FUND      INCOME FUND      COMBINED
----------------------------------------------------------------------------------------------------------------------------


              COMMON STOCK - 90.49%

                                          FINANCE - 19.79%

            -       27,000         27,000 American General Corp.                  $          -   $ 2,173,500    $ 2,173,500
       41,000       37,500         78,500 American International Group, Inc.         4,018,000     3,675,000      7,693,000
            -       20,000         20,000 AON Corp.                                          -       828,750        828,750
      120,000            -        120,000 Associates First Capital Corp., Class A    4,455,000             -      4,455,000
            -       30,000         30,000 Bank of America                                    -     1,441,875      1,441,875
            -       70,000         70,000 Bank of New York                                   -     4,029,375      4,029,375
            -       42,000         42,000 Chase Manhattan Corp.                              -     1,911,000      1,911,000
       85,000       12,000         97,000 Citigroup, Inc.                            4,473,125       631,500      5,104,625
      170,000            -        170,000 Equity Office Properties Trust, REIT       5,121,250             -      5,121,250
       60,000       15,000         75,000 Fannie Mae                                 4,620,000     1,155,000      5,775,000
      208,000            -        208,000 First Union Corp.                          6,305,000             -      6,305,000
      352,000            -        352,000 Firstar Corp.                              6,930,000             -      6,930,000
       55,000            -         55,000 Hartford Financial Services Group, Inc.    4,094,063             -      4,094,063
            -       50,000         50,000 Household International                            -     2,515,625      2,515,625
            -       50,000         50,000 Lincoln National                                   -     2,418,750      2,418,750
            -       35,000         35,000 Marsh & McLennan                                   -     4,576,250      4,576,250
            -       14,000         14,000 Morgan (J.P.) & Co., Inc.                          -     2,317,000      2,317,000
       94,000            -         94,000 Spieker Properties, Inc., REIT             5,205,250             -      5,205,250
      138,000            -        138,000 Wells Fargo & Co.                          6,391,125             -      6,391,125
                                                                                  ------------------------------------------
                                                                                    51,612,813    27,673,625     79,286,438
                                                                                  ------------------------------------------

                                          CONSUMER STAPLES - 15.45%

            -       30,000         30,000 American Home Products Corp.                       -     1,905,000      1,905,000
       95,000       33,000        128,000 Baxter International, Inc.                 7,807,812     2,712,187     10,519,999
            -       35,000         35,000 Bristol-Myers Squibb                               -     2,132,813      2,132,813
      135,000            -        135,000 Gillette Co.                               4,708,125             -      4,708,125
            -       40,000         40,000 Kimberly-Clark                                     -     2,640,000      2,640,000
       85,000            -         85,000 Lilly (Eli) & Co.                          7,596,875             -      7,596,875
      100,000       25,000        125,000 Merck & Co., Inc.                          8,993,750     2,248,438     11,242,188
      115,000            -        115,000 PepsiCo, Inc.                              5,570,312             -      5,570,312
      185,000       47,000        232,000 Pfizer, Inc.                               7,989,687     2,029,813     10,019,500
            -       29,750         29,750 Pharmacia Corp.                                    -     1,636,250      1,636,250
       55,000            -         55,000 Procter & Gamble Co.                       3,929,062             -      3,929,062
                                                                                  ------------------------------------------
                                                                                    46,595,623    15,304,501     61,900,124
                                                                                  ------------------------------------------

                                          TECHNOLOGY - 11.18%

      200,000            -        200,000 Automatic Data Processing, Inc.           13,062,500             -     13,062,500
      180,000            -        180,000 Hewlett-Packard Co.                        8,358,750             -      8,358,750
      180,000            -        180,000 Intel Corp.                                8,100,000             -      8,100,000
       75,000            -         75,000 International Business Machines Corp.      7,387,500             -      7,387,500
      200,000            -        200,000 Molex, Inc., Class A                       7,862,500             -      7,862,500
                                                                                  ------------------------------------------
                                                                                    44,771,250             -     44,771,250
                                                                                  ------------------------------------------

                                          ENERGY - 10.47%

      105,000            -        105,000 Baker Hughes, Inc.                         3,609,375             -      3,609,375
            -       50,000         50,000 BP Amoco, ADR                                      -     2,546,875      2,546,875
            -       20,000         20,000 Chevron Corp.                                      -     1,642,500      1,642,500
      245,000            -        245,000 Conoco, Inc., Class B                      6,660,937             -      6,660,937
            -       55,000         55,000 Enron Corp.                                        -     4,513,437      4,513,437
       75,000       39,000        114,000 Exxon Mobil Corp.                          6,689,063     3,478,312     10,167,375
       47,000            -         47,000 Schlumberger, Ltd.                         3,577,875             -      3,577,875
      124,000            -        124,000 Texaco, Inc.                               7,323,750             -      7,323,750
            -       45,000         45,000 Williams Cos., Inc.                                -     1,881,562      1,881,562
                                                                                  ------------------------------------------
                                                                                    27,861,000    14,062,686     41,923,686
                                                                                  ------------------------------------------

                                          CONSUMER CYCLICAL - 10.29%

            -       17,000         17,000 Estee Lauder, TRACES                               -     1,453,500      1,453,500
      310,000       52,000        362,000 Ford Motor Co.                             8,098,750     1,358,500      9,457,250


                           See Notes to Pro Forma Financial Statements


      115,000            -        115,000 Home Depot, Inc.                           4,945,000             -      4,945,000
            -       90,000         90,000 Limited                                            -     2,272,500      2,272,500
            -       55,000         55,000 Mattel                                             -       711,563        711,563
      180,000            -        180,000 McDonald's Corp.                           5,580,000             -      5,580,000
            -       55,000         55,000 McGraw-Hill Cos.                                   -     3,530,312      3,530,312
            -       45,000         45,000 Readers Digest, TRACES                             -     1,451,250      1,451,250
            -       30,000         30,000 Smithkline Beecham, ADR                            -     1,955,625      1,955,625
      175,000            -        175,000 Target Corp.                               4,834,375             -      4,834,375
      110,000            -        110,000 Walgreen Co.                               5,018,750             -      5,018,750
                                                                                  ------------------------------------------
                                                                                    28,476,875    12,733,250     41,210,125
                                                                                  ------------------------------------------

                                          INDUSTRIAL - 8.55%

                    10,000         10,000 Caterpillar, Inc.                                          350,625        350,625
      125,000      100,000        225,000 General Electric Co.                       6,851,563     5,481,250     12,332,813
      225,000       35,000        260,000 Honeywell International, Inc.             12,107,813     1,883,437     13,991,250
       80,000            -         80,000 Ingersoll-Rand Co.                         3,020,000             -      3,020,000
            -       35,000         35,000 Textron, Inc.                                      -     1,765,312      1,765,312
            -       40,000         40,000 United Technologies Corp.                          -     2,792,500      2,792,500
                                                                                  ------------------------------------------
                                                                                    21,979,376    12,273,124     34,252,500
                                                                                  ------------------------------------------


                                          COMMUNICATIONS - 8.05%

      225,000       40,000        265,000 AT&T Corp.                                 5,217,188       927,500      6,144,688
       12,083            -         12,083 Avaya, Inc.*                                 162,365             -        162,365
                    55,000         55,000 BellSouth Communications, Inc.                           2,657,188      2,657,188
      145,000            -        145,000 Cisco Systems, Inc.*                       7,811,875             -      7,811,875
      200,000            -        200,000 SBC Communications, Inc.                  11,537,500             -     11,537,500
            -       35,000         35,000 Verizon Communications*                            -     2,023,438      2,023,438
            -       45,000         45,000 Vodafone Group, ADR                                -     1,915,313      1,915,313
                                                                                  ------------------------------------------
                                                                                    24,728,928     7,523,439     32,252,367
                                                                                  ------------------------------------------

                                          BASIC MATERIALS - 3.50%

      210,000            -        210,000 Dow Chemical Co.                           6,431,250             -      6,431,250
            -       33,000         33,000 PPG Industries                                     -     1,472,625      1,472,625
      130,000            -        130,000 Weyerhaeuser Co.                           6,101,875             -      6,101,875
                                                                                  ------------------------------------------
                                                                                    12,533,125     1,472,625     14,005,750
                                                                                  ------------------------------------------

                                          UTILITIES - 3.21%

      175,000            -        175,000 TXU Corp.                                  6,485,938             -      6,485,938
      250,000            -        250,000 Washington Gas Light Co.                   6,375,000             -      6,375,000
                                                                                  ------------------------------------------
                                                                                    12,860,938             -     12,860,938
                                                                                  ------------------------------------------
                                          TOTAL COMMON STOCK                       271,419,928    91,043,250    362,463,178
                                                                                  ------------------------------------------


              CONVERTIBLE PREFERRED STOCKS - 1.38%

            -       20,000         20,000 Metromedia Decs Trust VI                           -       736,250        736,250
            -       30,000         30,000 El Paso Energy Capital Trust I                     -     2,355,000      2,355,000
            -       35,000         35,000 Newell Financial Trust I                           -     1,120,000      1,120,000
            -       25,000         25,000 Seagram Co., Ltd.                                  -     1,312,500      1,312,500
                                                                                  ------------------------------------------
                                          TOTAL CONVERTIBLE PREFERRED STOCKS                 -     5,523,750      5,523,750
                                                                                  ------------------------------------------


              INVESTMENT COMPANIES - 1.26%


            -    1,240,605      1,240,605 SEI Liquid Asset Trust -
                                  Government Fund                                            -     1,240,605      1,240,605
            -    3,807,348      3,807,348 SEI Liquid Asset Trust -
                                  Prime Obligation Fund                                      -     3,807,348      3,807,348
                                                                                  ------------------------------------------
                                          TOTAL INVESTMENT COMPANIES                         -     5,047,953      5,047,953
                                                                                  ------------------------------------------


              PAR VALUE
------------------------------------------

              U.S. GOVERNMENT OBLIGATION - 0.49%

                                          U.S. TREASURY BOND - 0.49%

    1,700,000            -      1,700,000 7.50, 11/15/2016                           1,958,536             -      1,958,536
                                                                                  ------------------------------------------
                                          TOTAL U.S. GOVERNMENT OBLIGATION           1,958,536             -      1,958,536
                                                                                  ------------------------------------------


              REPURCHASE AGREEMENT - 6.41%

                                          Repurchase Agreement with:

                                        See Notes to Pro Forma Financial Statements


   25,669,000            -     25,669,000 State Street Bank
                                          6.55%, 11/01/00, dated 10/31/00           25,669,000             -     25,669,000
                                                                                  ------------------------------------------
                                          TOTAL REPURCHASE AGREEMENT                25,669,000             -     25,669,000
                                                                                  ------------------------------------------


                                          TOTAL INVESTMENTS - 100.03%
                                          (COST $264,009,413, $65,172,253,
                                          $329,181,666)                            299,047,464   101,614,953    400,662,417
                                                                                  ------------------------------------------

                       NET OTHER ASSETS AND LIABILITIES - (0.03)%                      (83,969)      (21,740)      (105,709)
                                                                                  ------------------------------------------

                                          NET ASSETS--100.00%                     $298,963,495  $101,593,213   $400,556,708
                                                                                  ==========================================

------------------------------------------
*             Non-income producing
              security
ADR           American Depositary Receipt
REIT          Real Estate Investment Trust
TRACES        Trust Automatic Common Exchange Securities


                                    See Notes to Pro Forma Financial Statements


                             GALAXY EQUITY INCOME FUND
                             PILLAR EQUITY INCOME FUND
         PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 2000





                                                            ------------------------------------------------------------
                                                                                                            PRO FORMA
                                                            GALAXY EQUITY    PILLAR EQUITY    PRO FORMA      COMBINED
                                                             INCOME FUND      INCOME FUND    ADJUSTMENTS     (NOTE 1)
                                                            ------------------------------------------------------------

ASSETS:
     Investments
         Investments at cost                                $  238,340,413  $  65,172,253  $          -  $   303,512,666
         Repurchase agreements                                  25,669,000              -             -      25,669,000
         Net unrealized appreciation                            35,038,051     36,442,700             -      71,480,751
                                                            ------------------------------------------------------------
             Total Investments at Value                        299,047,464    101,614,953             -     400,662,417

     Cash                                                              720              -             -             720
     Receivable for shares sold                                    246,085         40,471             -         286,556
     Interest and dividends receivable                             424,489        174,374             -         598,863
     Other assets                                                        -         25,552             -          25,552
                                                            ------------------------------------------------------------
             Total Assets                                      299,718,758    101,855,350             -     401,574,108

LIABILITIES:
     Payable for shares repurchased                                386,407        128,299             -         514,706
     Advisory fee payable                                          184,301         62,600             -         246,901
     Payable to Fleet affiliates                                    47,414              -             -          47,414
     Administration fee payable                                     49,230         16,693             -          65,923
     Trustees' fees and expenses payable                            13,429              -             -          13,429
     Reorganization Cost*                                                -              -        36,086          36,086
     Accrued expenses and other payables                            74,482         54,545             -         129,027
                                                            ------------------------------------------------------------
             Total Liabilities                                     755,263        262,137        36,086       1,053,486

NET ASSETS                                                  $  298,963,495 $  101,593,213 $     (36,086) $  400,520,622
                                                            ============================================================

NET ASSETS CONSISTS OF:
     Paid-in capital                                        $  224,503,252 $  64,365,488              -  $  288,868,740
     Undistributed net investment income                           235,554         78,689       (36,086)        278,157
     Accumulated net realized gain on investments sold          39,186,638        706,336             -      39,892,974
     Net unrealized appreciation of investments                 35,038,051     36,442,700             -      71,480,751
                                                            ------------------------------------------------------------
TOTAL NET ASSETS                                            $  298,963,495 $  101,593,213 $     (36,086) $  400,520,622
                                                            ============================================================

Net Assets by Class:
         Retail A Shares / Class A Shares                   $  188,846,775 $  13,016,205  $      (4,612) $  201,858,368
                                                            ============================================================
         Retail B Shares / Class B Shares                        3,969,164     16,486,654        (5,878)     20,449,940
                                                            ============================================================
         Trust Shares / Class I Shares                         106,147,556     72,090,354       (25,595)    178,212,315
                                                            ============================================================

Shares of beneficial interest outstanding:
         Retail A Shares / Class A Shares                       10,628,576        850,919     (118,697)      11,360,798
                                                            ============================================================
         Retail B Shares / Class B Shares                          226,832      1,084,403     (142,644)       1,168,591
                                                            ============================================================
         Trust Shares / Class I Shares                           5,964,492      4,721,920     (673,338)      10,013,074
                                                            ============================================================

Net Asset Value, Retail A Shares / Class A Shares           $       17.77  $       15.30                $        17.77
                                                            ============================================================
Net Asset Value, Retail B Shares / Class B Shares           $       17.50  $       15.20                $        17.50
                                                            ============================================================
Net Asset Value, Trust Shares / Class I Shares              $       17.80  $       15.27                $        17.80
                                                            ============================================================



                             See Notes to Pro Forma Financial Statements


* Reorganization cost will be applied to the Pillar fund before the fund is merged into the Galaxy fund.

                            GALAXY EQUITY INCOME FUND
                            PILLAR EQUITY INCOME FUND
             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                                OCTOBER 31, 2000


                                                              -------------------------------------------------------------
                                                                                                               PRO FORMA
                                                              GALAXY EQUITY  PILLAR EQUITY     PRO FORMA        COMBINED
                                                               INCOME FUND    INCOME FUND     ADJUSTMENTS       (NOTE 1)
                                                              -------------------------------------------------------------

Investment Income:
     Interest Income                                          $  1,166,213  $    160,558  $           -     $    1,326,771
     Dividend Income                                              5,725,479     2,464,126              -         8,189,605
     Less: Foreign taxes withheld                                         -      (11,846)              -          (11,846)
                                                              -------------------------------------------------------------
         Total Investment Income                                  6,891,692     2,612,838              -         9,504,530
                                                              -------------------------------------------------------------


Expenses:
     Investment Advisory Fees                                     2,317,651       816,444        (1,271) (a)     3,132,824
     Administrative Fees                                            220,260       215,885      (161,173) (a)       274,972
     Custodian Fee                                                   18,036        27,216       (20,000) (b)        25,252
     Fund Accounting Fee                                             64,824           681              -            65,505
     Professional Fees                                               31,912        13,311       (10,000) (b)        35,223
     Trustee Fees                                                    10,190           511              -            10,701
     Reports to Shareholders                                         58,820        18,705       (15,000) (b)        62,525
     Miscellaneous Expenses                                          50,980        18,611              -            69,591
                                                              -------------------------------------------------------------
         Subtotal                                                 2,772,673     1,111,364      (207,444)         3,676,593

     Transfer Agent Fee
         Retail A Shares / Class A Shares                           288,413        18,016              -           306,429
         Retail B Shares / Class B Shares                             8,991        21,087              -            30,078
         Trust Shares / Class I Shares                               13,807        93,142       (88,000) (a)        18,949
     Shareholders Service Fee & 12B-1 Fee
         Retail A Shares / Class A Shares                           554,530        37,301             85 (a)       591,916
         Retail B Shares / Class B Shares                            34,961       173,320       (10,483) (a)       197,798
         Trust Shares / Class I Shares                                    -             -              -                 -

                                                              -------------------------------------------------------------
         Total Expenses Before Waivers/Reimbursements             3,673,375     1,454,230      (305,842)         4,821,763

Less Waiver/Reimbursements
     Fund Level Waivers                                             (2,350)     (144,662)        144,662 (c)       (2,350)
     Class Specific Waivers/Reimbursements
         Retail A Shares / Class A Shares                                 -             -              -                 -
         Retail B Shares / Class B Shares                           (1,465)             -          1,465 (c)             -
         Trust Shares / Class I Shares                                    -             -              -                 -
                                                              -------------------------------------------------------------
           Total Waivers/Reimbursements                             (3,815)     (144,662)        146,127           (2,350)

     Net Expenses                                                 3,669,560     1,309,568      (159,715)         4,819,413
                                                              -------------------------------------------------------------

Net Investment Income                                             3,222,132     1,303,270        159,715         4,685,117
                                                              -------------------------------------------------------------

Net Realized Gain on Investments                                 39,140,662       768,296              -        39,908,958
Net Change in Unrealized Appreciation (Depreciation) on
Investments                                                    (17,842,173)     1,389,394              -      (16,452,779)
                                                              -------------------------------------------------------------
                                                                                                       -        23,456,179
Net Realized and Unrealized Gain (Loss) on Investments           21,298,489     2,157,690
                                                              -------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations          $ 24,520,621  $  3,460,960  $      159,715    $   28,141,296
                                                              =============================================================


(a) Reflects adjustment to the acquiring fund contractual fee level

(b) Reflects expected savings when the two funds become one


                             See Notes to Pro Forma Financial Statements

                            Galaxy Equity Income Fund
                            Pillar Equity Income Fund
            Notes to Pro Forma Combining Financial Statements (unaudited)


1.       Basis of Combination

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2000, the Trust offered thirty-seven managed investment portfolios. The unaudited Pro Forma Combining Portfolio of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of October 31, 2000 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of November 1, 1999. These statements have been derived from books and records utilized in calculating net asset value of each fund at October 31, 2000 and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of the Pillar Equity Income Fund in exchange for Retail A, Retail B, and Trust shares of Galaxy Equity Income Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Pillar Equity Income Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the twelve-month period ended October 31, 2000, the Galaxy Equity Income Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets. The administration fee was computed based on the annual rate of 0.09% of the first $2.5 billion of the Trust's combined average daily net assets, 0.085% of the next $2.5 billion, 0.075% of the next $7 billion, 0.065% of the next $3 billion, 0.06% of the next $3 billion, 0.0575% of the next $3 billion and 0.0525% of the combined average daily net assets in excess of $21 billion and is allocated to each fund based on the relative net assets of the Trust.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the funds to compensate certain institutions providing administrative and support services to their customers who own such shares. Currently, the Services Plan has not been implemented for the Trust shares. Under the Services Plan, aggregate payments may not exceed 0.50% of the average daily net assets of Retail A shareholders who are customers of such institutions. Currently, the Trust, under the direction of the Board of Trustees, is limiting such payments to 0.30% of the average daily net assets of Retail A shareholders who are customers of such institutions.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B shares of the fund. Payments to the Distributor or others for distribution services (those primarily intended to result in the sale of Retail B shares) may not exceed 0.65% of the average daily net assets of Retail B shares. Payments to institutions providing services to their customers owning Retail B shares for shareholder liaison and administrative support services may not exceed 0.25% and 0.25%, respectively, of the average daily net assets attributable to shareholders who are customers of such institutions. The Trust is currently limiting payments for shareholder liaison and administrative support to 0.30% of the average daily net assets attributable to shareholders that are customers of such institutions.

                     Galaxy Equity Income Fund
                     Pillar Equity Income Fund
 Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


2.       Portfolio Valuation

The Galaxy Equity Income Fund's investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Pillar Equity Income Fund uses similar rules for determining portfolio valuation.

3.       Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of the Galaxy Equity Income Fund that would have been issued at October 31, 2000 in connection with the proposed reorganization. The pro forma number of shares outstanding of 22,544,497 consists of 5,724,597 shares assumed issued in the reorganization plus 16,819,900 shares of the Galaxy Equity Income Fund at October 31, 2000.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE VOTE THIS PROXY CARD TODAY
  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS
                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

                  (Please detach at perforation before mailing)



PROXY CARD                                                            PROXY CARD

                                THE PILLAR FUNDS
                 SPECIAL MEETING OF SHAREHOLDERS - JULY 19, 2001

The undersigned hereby appoints Timothy Barto and Vicky Cotugno (the "Proxies"), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pillar Funds (the "Meeting") to be held at the offices of The Pillar Funds' administrator, SEI Investments Mutual Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on July 19, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of your Pillar Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MAY 16, 2001.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           -----------------------------------------------------
                           CONTROL NUMBER:
                           -----------------------------------------------------


                           NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature of joint owner, if any

                           -----------------------------------------------------
                           Date

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

              PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
                         IN THE ENCLOSED ENVELOPE TODAY



                  (Please detach at perforation before mailing)





THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:  |X|                                    FOR    AGAINST   ABSTAIN

1.     To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy         |_|      |_|       |_|
       Statement/Prospectus for the Meeting, which provides for (a) the transfer of substantially all of the assets and liabilities of your Pillar Fund to a corresponding investment portfolio of The Galaxy Fund (the "Corresponding Galaxy Fund") in exchange for shares of the Corresponding Galaxy Fund of equal value; (b) the distribution of the shares of the Corresponding Galaxy Fund to shareholders of your Pillar Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of The Pillar Funds.

2.     To approve an investment advisory agreement between The Pillar Funds and Fleet              |_|       |_|       |_|
       Investment Advisors Inc.

3.     (FOR THE INTERNATIONAL EQUITY FUND ONLY)                                                    |_|       |_|       |_|
       To approve an investment sub-advisory agreement between Fleet Investment Advisors Inc.
       and Oechsle International Advisors, LLC.

4.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
